                                            REGISTRATION NOS. 333-69320/811-4001

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    POST-EFFECTIVE AMENDMENT NO. 11                          [X]

                              AND/OR
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                           AMENDMENT NO. 132                                 [X]


                                 --------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)
                       METROPOLITAN LIFE INSURANCE COMPANY
                            (EXACT NAME OF DEPOSITOR)

                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-9414
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 --------------

                             JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                       METROPOLITAN LIFE INSURANCE COMPANY
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 --------------

                                   Copies to:
                              DIANE E. AMBLER, ESQ.

                                 K&L GATES, LLP

                               1601 K STREET, N.W.
                             WASHINGTON, D.C. 20006

                                 --------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2009 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of
         Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. Registrant's Rule 25f-2 Notice for the year ended December 31, 2008 was filed with the Commission on or about March 15, 2009.


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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                      UNDER
        THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                              CROSS REFERENCE SHEET
                            (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                               PROSPECTUS HEADING
--------                                               ------------------
      1.   Cover Page...............      Cover Page
      2.   Definitions..............      Important Terms You Should Know
      3.   Synopsis.................      Table of Expenses
      4.   Condensed Financial
             Information...........       General Information--Advertising
                                            Performance; General
                                            Information--Financial Statements;
                                            Accumulation Unit Values Table
      5.   General Description of
             Registrant, Depositor,
             and Portfolio
             Companies.............       MetLife; Metropolitan Life Separate Account
                                            E; Your Investment Choices; General
                                            Information--Voting Rights
      6.   Deductions and Expenses..      Table of Expenses; Deferred
                                            Annuities--Charges; Withdrawal
                                            Processing Fee; Deferred
                                            Annuities--Premium and Other Taxes;
                                            General Information--Who Sells the
                                            Deferred Annuities; Appendix--Premium
                                            Tax Table
      7.   General Description of
             Variable Annuity
             Contracts.............       Variable Annuities; Deferred
                                            Annuities--Purchase Payments (Allocation
                                            of Purchase Payments and Limits on
                                            Purchase Payments); Deferred
                                            Annuities--Transfer Privilege; General
                                            Information--Administration (Purchase
                                            Payments/Confirming
                                            Transactions/Processing Transactions--By
                                            Telephone or Internet/Changes to Your
                                            Deferred Annuity/When We Can Cancel Your
                                            Deferred Annuity)
      8.   Annuity Period...........      Important Terms You Should Know; Deferred
                                            Annuities--Income Pay-out Options;
                                            Income Payment Types; Pay-Out Version I;
                                            Pay-Out Version II
      9.   Death Benefit............      Deferred Annuities--Death Benefit
     10.   Purchases and Annuity
             Values................       MetLife; Metropolitan Life Separate Account
                                            E; Deferred Annuities--Purchase Payments
                                            (Allocation of Purchase Payments and
                                            Limits on Purchase Payments); Deferred
                                            Annuities--The Value of Your Investment;
                                            Transfer Privilege; Deferred
                                            Annuities--Calculating Your Income
                                            Payments; General
                                            Information--Administration (Purchase
                                            Payments)
     11.   Redemptions..............      Deferred Annuities--Access to Your Money
                                            (Systematic Withdrawal Program and
                                            Minimum Distribution); General
                                            Information--When We Can Cancel Your
                                            Deferred Annuity
     12.   Taxes....................      Income Taxes
     13.   Legal Proceedings........      Legal Proceedings

FORM N-4
ITEM NO.                                               PROSPECTUS HEADING
--------                                               ------------------
     14.   Table of Contents of the
             Statement of
             Additional
             Information...........       Table of Contents of the Statement of
                                            Additional Information
     15.   Cover Page...............      Cover Page
     16.   Table of Contents........      Table of Contents
     17.   General Information and
             History...............       Not Applicable
     18.   Services.................      Independent Registered Public Accounting
                                            Firm; Distribution of Certificates and
                                            Interests in the Deferred Annuities
     19.   Purchase of Securities
             Being Offered.........       Not Applicable
     20.   Underwriters.............      Distribution of Certificates and Interests
                                            in the Deferred Annuities
     21.   Calculation of
             Performance Data......       Advertisement of the Separate Account
     22.   Annuity Payments.........      Calculating Your Income Payments
     23.   Financial Statements.....      Financial Statements of the Separate
                                            Account; Financial Statements of MetLife

                                                                 MAY 1, 2009


METLIFE ASSET BUILDER(R) VARIABLE ANNUITY CONTRACTS ISSUED

BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group MetLife Asset Builder contracts for deferred variable annuities ("Deferred Annuities").

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You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.



                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND         AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL       AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION        INCOME
                 MET INVESTORS FUNDS
AMERICAN FUNDS BALANCED     MET/FRANKLIN INCOME
ALLOCATION                  MET/FRANKLIN MUTUAL
AMERICAN FUNDS GROWTH       SHARES
ALLOCATION                  MET/FRANKLIN TEMPLETON
AMERICAN FUNDS MODERATE     FOUNDING STRATEGY
ALLOCATION                  MET/TEMPLETON GROWTH
BLACKROCK LARGE CAP CORE    MFS(R) RESEARCH
CLARION GLOBAL REAL ESTATE  INTERNATIONAL
HARRIS OAKMARK              OPPENHEIMER CAPITAL
INTERNATIONAL               APPRECIATION
JANUS FORTY                 PIMCO INFLATION
LAZARD MID CAP              PROTECTED BOND
LEGG MASON PARTNERS         PIMCO TOTAL RETURN
AGGRESSIVE GROWTH           RCM TECHNOLOGY
LEGG MASON VALUE EQUITY     SSGA GROWTH AND INCOME
LORD ABBETT BOND DEBENTURE  ETF
MET/AIM SMALL CAP GROWTH    SSGA GROWTH ETF
                            T. ROWE PRICE MID CAP
                            GROWTH
                  METROPOLITAN FUND
ARTIO INTERNATIONAL STOCK   METLIFE CONSERVATIVE
BARCLAYS CAPITAL AGGREGATE  ALLOCATION
BOND INDEX                  METLIFE CONSERVATIVE TO
BLACKROCK AGGRESSIVE        MODERATE ALLOCATION
GROWTH                      METLIFE MID CAP STOCK
BLACKROCK BOND INCOME       INDEX
BLACKROCK DIVERSIFIED       METLIFE MODERATE
BLACKROCK LARGE CAP VALUE   ALLOCATION
BLACKROCK LEGACY LARGE CAP  METLIFE MODERATE TO
GROWTH                      AGGRESSIVE ALLOCATION
BLACKROCK MONEY MARKET      METLIFE STOCK INDEX
BLACKROCK STRATEGIC VALUE   MFS(R) TOTAL RETURN
DAVIS VENTURE VALUE         MFS(R) VALUE
FI MID CAP OPPORTUNITIES    MORGAN STANLEY EAFE(R)
FI VALUE LEADERS            INDEX
JENNISON GROWTH             NEUBERGER BERMAN MID CAP
LOOMIS SAYLES SMALL CAP     VALUE
CORE                        OPPENHEIMER GLOBAL
LOOMIS SAYLES SMALL CAP     EQUITY
GROWTH                      RUSSELL 2000(R) INDEX
MET/ARTISAN MID CAP VALUE   T. ROWE PRICE LARGE CAP
METLIFE AGGRESSIVE          GROWTH
ALLOCATION                  T. ROWE PRICE SMALL CAP
                            GROWTH
                            WESTERN ASSET MANAGEMENT
                            STRATEGIC BOND
                              OPPORTUNITIES
                            WESTERN ASSET MANAGEMENT
                            U.S. GOVERNMENT






Certain Portfolios have been subject to a name change. Please see Appendix D- "Additional Information Regarding the Portfolios".

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 65 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Annuities and Investment Operations
P.O. Box 14660
Lexington, KY 40512-4660
Attention: MetLife Asset Builder Unit
Toll Free Phone: (866) 438-6477

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


 DEFERRED ANNUITIES
 AVAILABLE:
   - Non-Qualified

   - Traditional IRA

   - Roth IRA


 A WORD ABOUT INVESTMENT RISK:
 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

   - a bank deposit or obligation;

   - federally insured or guaranteed; or

   - endorsed by any bank or other financial institution.


                                 (METLIFE LOGO)

TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW...............................................   4
TABLE OF EXPENSES.............................................................   7
ACCUMULATION UNIT VALUES TABLES...............................................   14
METLIFE.......................................................................   15
METROPOLITAN LIFE SEPARATE ACCOUNT E..........................................   15
VARIABLE ANNUITIES............................................................   15
  A Deferred Annuity.........................................................    16
YOUR INVESTMENT CHOICES.......................................................   16
  Certain Payments We Receive with Regard to the Portfolios..................    21
DEFERRED ANNUITIES............................................................   23
  The Deferred Annuity and Your Retirement Plan..............................    23
  Automated Investment Strategies............................................    23
  Purchase Payments..........................................................    24
    Allocation of Purchase Payments...........................................   24
    Automated Purchase Payments...............................................   24
    Limits on Purchase Payments...............................................   24
  The Value of Your Investment...............................................    25
  Transfer Privilege.........................................................    25
  Access to Your Money.......................................................    28
    Systematic Withdrawal Program.............................................   28
    Minimum Distribution......................................................   29
  Charges....................................................................    30
    Separate Account Charge...................................................   30
    Investment-Related Charge.................................................   30
  Premium and Other Taxes....................................................    31
  Withdrawal Charges.........................................................    31
  Free Look..................................................................    31
  Death Benefit..............................................................    31
  Income Pay-Out Options.....................................................    34
  Income Payment Types.......................................................    34
  Minimum Size of Your Income Payment........................................    36
  Pay-Out Version I & Version II.............................................    36
  Pay-Out Version I
    The Value of Your Income Payments.........................................   36
    Reallocation Privilege....................................................   37
    Charges...................................................................   38
  Pay-Out Version II
    Withdrawal Option.........................................................   38
    How the Version II Income Pay-Out Option Differs from Other Income Pay-Out
     Options..................................................................   40

  Calculating Your Income Payments...........................................    41
    Initial Income Payment....................................................   41
    Subsequent Income Payments................................................   42
  Adjustment Factor..........................................................    42
    Investment Factor.........................................................   42
    Determining the Investment Factor.........................................   42
    Interest Factor...........................................................   43
    Determining the Interest Factor...........................................   43
    The Effect of the Adjustment Factor.......................................   43
  Reallocation Privilege.....................................................    44
  Charges....................................................................    45
    Withdrawal Processing Fee.................................................   45
GENERAL INFORMATION...........................................................   45
  Administration.............................................................    45
    Purchase Payments.........................................................   45
    Confirming Transactions...................................................   46
    Processing Transactions...................................................   46
     By Telephone or Internet.................................................   46
     After Your Death.........................................................   47
     Misstatement.............................................................   47
     Third Party Requests.....................................................   47
     Valuation -- Suspension of Payments......................................   47
  Advertising Performance....................................................    48
     Pay-In Phase.............................................................   48
     Pay-Out Phase Version I..................................................   48
     Pay-Out Phase Version II.................................................   49
  Changes to Your Deferred Annuity...........................................    50
  Voting Rights..............................................................    50
  Who Sells the Deferred Annuities...........................................    51
  Financial Statements.......................................................    53
  Your Spouse's Rights.......................................................    53
  When We Can Cancel Your Deferred Annuity...................................    53
INCOME TAXES..................................................................   54
LEGAL PROCEEDINGS.............................................................   64
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.................   65
APPENDIX A PREMIUM TAX TABLE..................................................   66
APPENDIX B ACCUMULATION UNIT VALUES...........................................   67
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES................................   88
APPENDIX D ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS....................   89




The Deferred Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.

ANNUITY PURCHASE RATE

The annuity purchase rate is the dollar amount you would need to purchase an Income Annuity paying $1 per payment period. For example, if it would cost $50 to buy an annuity that pays you $1 a month for the rest of your life, then the annuity purchase rate for that life income annuity is $50.


The annuity purchase rate is based on the annuity income payment type you choose (which may include a withdrawal option), an interest rate, and your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.


ANNUITY UNIT VALUE

With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. Generally, you, as the participant or annuitant, receive a certificate under the contract. In other cases, only the employer, plan trustee or other entity receives a contract, and the participant or annuitant does not receive a certificate under the contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


GOOD ORDER



A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your MetLife Designated Office before submitting the form or request.


INTEREST FACTOR

The interest factor measures the effect of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, the Met Investors Fund or the American Funds(R).

INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 866-438-6477.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Deferred Annuities.

SPECIFIED INTEREST RATE

The specified interest rate and the source of the rate are defined in your contract. The specified interest rate may differ among groups. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. The higher the specified interest rate, the higher your initial variable income payment will be. The lower the specified interest rate, the lower your initial variable income payment will be, but subsequent variable income payments will increase more rapidly or decrease more slowly than if the specified interest rate were higher as changes occur in the specified interest rate and the actual investment experience of the investment divisions. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.

VALUATION DATE

The day on which we calculate your income payment or process a reallocation request or determine contract value. A valuation date is a day the Exchange is open for regular trading. We value at the close of trading for the Exchange. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or the participant or annuitant for whom money is invested under group arrangements.

TABLE OF EXPENSES -- METLIFE ASSET BUILDER DEFERRED ANNUITIES

The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes the charges you will pay at the time you purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.

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CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases...............................                       None
  Deferred Sales Load (as a percentage of the purchase payment
     funding the withdrawal during the accumulation period).....                       None
  Exchange Fee..................................................                       None
  Surrender Fee.................................................                       None
  Withdrawal Processing Fee During Pay-Out Phase(1).............    $95 for each withdrawal


1 IF YOU PURCHASED THE DEFERRED ANNUITY PRIOR TO MAY 1, 2004, WE MAKE AVAILABLE A WITHDRAWAL OPTION TO THE INCOME PAY-OUT OPTION UNDER THE DEFERRED ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL IN THE PROSPECTUS.

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The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee.......................................................  None
Transfer Fee..............................................................  None
The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to charge a transfer fee.



Separate Account Annual Charge (as a percentage of
  average account value)(2)
  Pay-In Phase.........................................                           Minimum: 0.45%
                                                         Current Charge: Between 0.65% and 0.95%
                                                                Maximum Guaranteed Charge: 0.95%
  Pay-Out Phase........................................         Maximum Guaranteed Charge: 0.95%


2 THE ANNUAL SEPARATE ACCOUNT CHARGE IS STATED IN YOUR DEFERRED ANNUITY. THIS CHARGE MAY NOT EXCEED 0.95% OF YOUR AVERAGE VALUE IN THE INVESTMENT DIVISIONS FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENT IN THE PAY-OUT PHASE. THE RATE THAT APPLIES TO YOUR DEFERRED ANNUITY MAY BE LESS THAN THIS MAXIMUM CHARGE, AS DISCUSSED LATER IN THE PROSPECTUS. THE ANNUAL SEPARATE ACCOUNT CHARGE MAY NOT EXCEED 1.25% FOR ONE VERSION OF THE PAY-OUT PHASE AVAILABLE TO DEFERRED ANNUITIES PURCHASED PRIOR TO MAY 1, 2004.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

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The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.



Total Annual Metropolitan Fund, Met Investors Fund and American       Minimum   Maximum
Funds(R)                                                              -------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets
     include management fees, distribution fees, 12b-1 Plan fees and
     other expenses)................................................    0.29%     1.60%

AMERICAN FUNDS(R) -- CLASS 2
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                                DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily                      AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
net asset)                            MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
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American Funds Bond Fund............     0.39%         0.25%         0.01%       --       0.65%            --            0.65%
American Funds Global Small
  Capitalization Fund...............     0.71%         0.25%         0.03%       --       0.99%            --            0.99%
American Funds Growth Fund..........     0.32%         0.25%         0.01%       --       0.58%            --            0.58%
American Funds Growth-Income Fund...     0.27%         0.25%         0.01%       --       0.53%            --            0.53%

                                                                                                   -----------------------------






MET INVESTORS FUND
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                                DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily                      AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
net asset)                            MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
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American Funds Balanced Allocation
  Portfolio -- Class B..............     0.10%         0.25%         0.01%     0.40%      0.76%          0.01%           0.75%(1)
American Funds Growth Allocation
  Portfolio -- Class B..............     0.10%         0.25%         0.05%     0.38%      0.78%          0.05%           0.73%(1)
American Funds Moderate Allocation
  Portfolio -- Class B..............     0.10%         0.25%         0.50%     0.42%      1.27%          0.50%           0.77%(1)
BlackRock Large Cap Core
  Portfolio -- Class A..............     0.58%            --         0.04%        --      0.62%             --           0.62%
Clarion Global Real Estate
  Portfolio -- Class A..............     0.63%            --         0.06%        --      0.69%             --           0.69%
Harris Oakmark International
  Portfolio -- Class A..............     0.78%            --         0.07%        --      0.85%             --           0.85%
Janus Forty Portfolio -- Class A....     0.64%            --         0.03%        --      0.67%             --           0.67%
Lazard Mid Cap Portfolio -- Class
  A.................................     0.69%            --         0.05%        --      0.74%             --           0.74%(2)
Legg Mason Partners Aggressive
  Growth Portfolio -- Class A.......     0.63%            --         0.02%        --      0.65%             --           0.65%
Legg Mason Value Equity
  Portfolio -- Class A..............     0.63%            --         0.04%        --      0.67%             --           0.67%
Lord Abbett Bond Debenture
  Portfolio -- Class A..............     0.50%            --         0.03%        --      0.53%             --           0.53%
Met/AIM Small Cap Growth
  Portfolio -- Class A..............     0.86%            --         0.03%        --      0.89%             --           0.89%
Met/Franklin Income
  Portfolio -- Class B..............     0.80%         0.25%         0.23%        --      1.28%          0.02%           1.26%(3)
Met/Franklin Mutual Shares
  Portfolio -- Class B..............     0.80%         0.25%         0.55%        --      1.60%          0.45%           1.15%(4)
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class B.....     0.05%         0.25%         0.08%     0.89%      1.27%          0.08%           1.19%(5)
Met/Templeton Growth Portfolio
  -- Class B........................     0.70%         0.25%         0.59%        --      1.54%          0.47%           1.07%(6)
MFS(R) Research International
  Portfolio -- Class A..............     0.70%            --         0.07%        --      0.77%             --           0.77%
Oppenheimer Capital Appreciation
  Portfolio -- Class A..............     0.59%            --         0.03%        --      0.62%             --           0.62%
PIMCO Inflation Protected Bond
  Portfolio -- Class A..............     0.49%            --         0.04%        --      0.53%             --           0.53%
PIMCO Total Return
  Portfolio -- Class A..............     0.48%            --         0.04%        --      0.52%             --           0.52%
RCM Technology Portfolio -- Class
  A.................................     0.88%            --         0.09%        --      0.97%             --           0.97%
SSgA Growth and Income ETF
  Portfolio -- Class A..............     0.33%            --         0.09%     0.20%      0.62%          0.03%           0.59%(7)
SSgA Growth ETF Portfolio -- Class
  A.................................     0.33%            --         0.08%     0.21%      0.62%          0.03%           0.59%(8)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A..............     0.75%            --         0.03%        --      0.78%             --           0.78%

METROPOLITAN FUND -- CLASS A
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                                DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily                      AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
net asset)                            MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
--------------------------------------------------------------------------------------------------------------------------------
Artio International Stock
  Portfolio.........................     0.82%           --          0.13%        --      0.95%          0.03%           0.92%(9)
Barclays Capital Aggregate Bond
  Index Portfolio...................     0.25%           --          0.04%        --      0.29%          0.01%           0.28%(10)
BlackRock Aggressive Growth
  Portfolio.........................     0.72%           --          0.05%        --      0.77%             --           0.77%
BlackRock Bond Income Portfolio.....     0.38%           --          0.05%        --      0.43%          0.01%           0.42%(11)
BlackRock Diversified Portfolio.....     0.45%           --          0.04%        --      0.49%             --           0.49%
BlackRock Large Cap Value
  Portfolio.........................     0.67%           --          0.05%        --      0.72%             --           0.72%
BlackRock Legacy Large Cap Growth
  Portfolio.........................     0.73%           --          0.05%        --      0.78%          0.01%           0.77%(12)
BlackRock Money Market Portfolio....     0.32%           --          0.02%        --      0.34%          0.01%           0.33%(19)
BlackRock Strategic Value
  Portfolio.........................     0.84%           --          0.05%        --      0.89%             --           0.89%
Davis Venture Value Portfolio.......     0.70%           --          0.03%        --      0.73%          0.04%           0.69%(13)
FI Mid Cap Opportunities Portfolio..     0.68%           --          0.07%        --      0.75%             --           0.75%
FI Value Leaders Portfolio..........     0.65%           --          0.06%        --      0.71%             --           0.71%
Jennison Growth Portfolio...........     0.63%           --          0.04%        --      0.67%             --           0.67%
Loomis Sayles Small Cap Core
  Portfolio.........................     0.90%           --          0.06%        --      0.96%          0.05%           0.91%(14)
Loomis Sayles Small Cap Growth
  Portfolio.........................     0.90%           --          0.13%        --      1.03%          0.06%           0.97%(15)
Met/Artisan Mid Cap Value
  Portfolio.........................     0.81%           --          0.04%        --      0.85%             --           0.85%
MetLife Aggressive Allocation
  Portfolio.........................     0.10%           --          0.03%     0.72%      0.85%          0.03%           0.82%(16)
MetLife Conservative Allocation
  Portfolio.........................     0.10%           --          0.02%     0.56%      0.68%          0.02%           0.66%(16)
MetLife Conservative to Moderate
  Allocation Portfolio..............     0.09%           --          0.01%     0.61%      0.71%             --           0.71%(16)
MetLife Mid Cap Stock Index
  Portfolio.........................     0.25%           --          0.08%        --      0.33%          0.01%           0.32%(10)
MetLife Moderate Allocation
  Portfolio.........................     0.07%           --             --     0.65%      0.72%             --           0.72%(16)
MetLife Moderate to Aggressive
  Allocation Portfolio..............     0.07%           --             --     0.68%      0.75%             --           0.75%(16)
MetLife Stock Index Portfolio.......     0.25%           --          0.04%        --      0.29%          0.01%           0.28%(10)
MFS(R) Total Return Portfolio.......     0.53%           --          0.05%        --      0.58%             --           0.58%
MFS(R) Value Portfolio..............     0.72%           --          0.08%        --      0.80%          0.07%           0.73%(17)
Morgan Stanley EAFE(R) Index
  Portfolio.........................     0.30%           --          0.12%     0.01%      0.43%          0.01%           0.42%(18)
Neuberger Berman Mid Cap Value
  Portfolio.........................     0.65%           --          0.04%        --      0.69%             --           0.69%
Oppenheimer Global Equity
Portfolio...........................     0.52%           --          0.09%        --      0.61%             --           0.61%
Russell 2000(R) Index Portfolio.....     0.25%           --          0.07%     0.01%      0.33%          0.01%           0.32%(10)
T. Rowe Price Large Cap Growth
  Portfolio.........................     0.60%           --          0.07%        --      0.67%             --           0.67%
T. Rowe Price Small Cap Growth
  Portfolio.........................     0.51%           --          0.08%        --      0.59%             --           0.59%
Western Asset Management Strategic
  Bond Opportunities Portfolio......     0.60%           --          0.05%        --      0.65%             --           0.65%
Western Asset Management U.S.
  Government Portfolio..............     0.48%           --          0.04%        --      0.52%             --           0.52%

(*) ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.



(**) NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS
     OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.





(1) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.



() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.



(2) OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.



(3) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.88% FOR THE CLASS A SHARES AND 1.14% FOR THE CLASS B SHARES.



(4) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.



(5) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.



() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.



(6) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES.



(7) THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.



() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.



() THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.



() OTHER EXPENSES INCLUDE 0.03% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.



(8) THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.



() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.



() THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.



() OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.



(9) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.



(10) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.



(11) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.



(12) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.



(13) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.



(14) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.



(15) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.



(16) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

() METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.



(17) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.



(18) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.



(19) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.345% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.335% FOR THE NEXT $500 MILLION. OTHER EXPENSES INCLUDE TREASURY GUARANTEE PROGRAM EXPENSES OF 0.012% INCURRED FOR THE PERIOD SEPTEMBER 19, 2008 THROUGH DECEMBER 31, 2008.

EXAMPLES
   The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  -  a maximum Separate Account charge of 0.95%;

  -  there was no allocation to the Fixed Interest Account;

  -  reimbursement and/or waiver of expenses was not in effect;

  -  the underlying Portfolio has a 5% return each year;

  - you bear the minimum or maximum fees and expenses of any of the Portfolios; and

  - you surrender the Contract, do not surrender the Contract, or you do not elect to annuitize (no withdrawal charges apply).


                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $261     $803    $1,371    $2,913
Minimum...............................................   $127     $396    $  685    $1,507



EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly if you elect to annuitize the Contract with a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  -  a maximum Separate Account charge of 0.95%;

  -  there was no allocation to the Fixed Interest Account;

  -  reimbursement and/or waiver of expenses was not in effect;

  -  the underlying Portfolio has a 5% return each year;

  - you bear the minimum or the maximum fees and expenses of any of the Portfolios; and

  -  you elect to annuitize using pay-out Version I.


                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $250     $712    $1,121    $1,872
Minimum...............................................   $122     $353    $  565    $  987

EXAMPLE 3.(only for Contracts purchased prior to May 1, 2004)
This example shows the dollar amount of expenses that you would bear directly or indirectly if you elect to annuitize the Contract with a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  -  a maximum Separate Account charge of 1.25%;

  - no allocation to the Basic Fixed Income Option and Flexible Fixed Payment Option (as described later in the Prospectus);

  -  a constant 7% specified interest rate;

  -  reimbursement and/or waiver of expenses was not in effect;

  -  the underlying Portfolio has a 5% return each year;

  - you bear the minimum or the maximum fees and expenses of the available Portfolios; and

  -  you elect to annuitize. (8)


                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $275     $762    $1,170    $1,880
Minimum...............................................   $149     $420    $  652    $1,075




---------

8 THE EXAMPLE ASSUMES THAT A DEFERRED ANNUITY PAYING MONTHLY BENEFITS IS ANNUITIZED AT THE BEGINNING OF YEAR 1 BY A MALE, AGE 65 AND IS PAYING MONTHLY BENEFITS DURING THE PERIOD SHOWN.

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B.

METLIFE



Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET), a publicly traded company. MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.


METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Asset Builder Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES


This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity or your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. Your income payment under your Deferred Annuity may also vary. These payments also vary based upon investment performance. If your Deferred Annuity was purchased prior to May 1, 2004, your income payment may also vary based upon market interest rates. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). The Deferred Annuities have a fixed payment option called the Fixed Income Option. Deferred Annuities purchased prior to May 1, 2004 have other available fixed options. Under the Fixed Income Option and these other fixed options, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefits.


Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, if any, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.


Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

The group Deferred Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

YOUR INVESTMENT CHOICES


The Metropolitan Fund, the Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares fees available to the MetLife Asset Builder Variable Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds(R) Portfolios which are Class 2 and the Met Investors Fund American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation

Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Franklin Templeton Founding Strategy Portfolio and the Met/Templeton Growth Portfolio, which are Class B.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C "Portfolio Legal and Marketing Names".) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds(R) portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS


The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.






                                                                             INVESTMENT MANAGER/
            PORTFOLIO                    INVESTMENT OBJECTIVE              SUB-INVESTMENT MANAGER
            ---------                    --------------------              ----------------------
  AMERICAN FUNDS(R)
American Funds Bond Fund           Seeks to maximize current income   Capital Research and Management
                                   and preserve capital by            Company
                                   investing primarily in fixed-
                                   income securities.
American Funds Global Small        Seeks capital appreciation         Capital Research and Management
  Capitalization Fund              through stocks.                    Company
American Funds Growth Fund         Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
American Funds Growth-Income       Seeks both capital appreciation    Capital Research and Management
  Fund                             and income.                        Company
  MET INVESTORS FUND#
American Funds Balanced            Seeks a balance between a high     MetLife Advisers, LLC
  Allocation Portfolio             level of current income and
                                   growth of capital with a greater
                                   emphasis on growth of capital.
American Funds Growth Allocation   Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio
American Funds Moderate            Seeks a high total return in the   MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
BlackRock Large Cap Core           Seeks long-term capital growth.    MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager:
                                                                      BlackRock Advisors, LLC
Clarion Global Real Estate         Seeks to provide total return      MetLife Advisers, LLC
  Portfolio                        through investment in real         Sub-Investment Manager: ING
                                   estate securities, emphasizing     Clarion Real Estate Securities,
                                   both capital appreciation and      L.P.
                                   current income.
Harris Oakmark International       Seeks long-term capital            MetLife Advisers, LLC
  Portfolio                        appreciation.                      Sub-Investment Manager: Harris
                                                                      Associates L.P.
Janus Forty Portfolio              Seeks capital appreciation.        MetLife Advisers, LLC
                                                                      Sub-Investment Manager: Janus
                                                                      Capital Management LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Sub-Investment Manager: Lazard
                                                                      Asset Management LLC
                                                                      MetLife Advisers, LLC
Legg Mason Partners Aggressive     Seeks capital appreciation.        Sub-Investment
  Growth Portfolio                                                    Manager: ClearBridge Advisors,
                                                                      LLC
Legg Mason Value Equity            Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager: Legg
                                                                      Mason Capital Management. Inc.
Lord Abbett Bond Debenture         Seeks high current income and      MetLife Advisers, LLC
  Portfolio                        the opportunity for capital        Sub-Investment Manager: Lord,
                                   appreciation to produce a high     Abbett & Co. LLC
                                   total return.
Met/AIM Small Cap Growth           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager: Invesco
                                                                      Aim Capital Management, Inc.
Met/Franklin Income Portfolio      Seeks to maximize income while     MetLife Advisers, LLC
                                   maintaining prospects for          Sub-Investment Manager: Franklin
                                   capital appreciation.              Advisers, Inc.
Met/Franklin Mutual Shares         Seeks capital appreciation,        MetLife Advisers, LLC
  Portfolio                        which may occasionally be short-   Sub-Investment Manager: Franklin
                                   term. The Portfolio's secondary    Mutual Advisers, LLC
                                   investment objective is income.
Met/Franklin Templeton Founding    Seeks capital appreciation and     MetLife Advisers, LLC
  Strategy Portfolio               secondarily seeks income.
Met/Templeton Growth Portfolio     Seeks long-term capital growth.    MetLife Advisers, LLC
                                                                      Sub-Investment Manager:
                                                                      Templeton Global Advisors
                                                                      Limited
MFS(R) Research International      Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager:
                                                                      Massachusetts Financial Services
                                                                      Company
Oppenheimer Capital Appreciation   Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager:
                                                                      OppenheimerFunds, Inc.

                                                                             INVESTMENT MANAGER/
            PORTFOLIO                    INVESTMENT OBJECTIVE              SUB-INVESTMENT MANAGER
            ---------                    --------------------              ----------------------
PIMCO Inflation Protected Bond     Seeks to provide maximum real      MetLife Advisers, LLC
  Portfolio                        return, consistent with            Sub-Investment Manager: Pacific
                                   preservation of capital and        Investment Management Company
                                   prudent investment management.     LLC
PIMCO Total Return Portfolio       Seeks maximum total return,        MetLife Advisers, LLC
                                   consistent with the preservation   Sub-Investment Manager: Pacific
                                   of capital and prudent             Investment Management Company
                                   investment management.             LLC
RCM Technology Portfolio           Seeks capital appreciation; no     MetLife Advisers, LLC
                                   consideration is given to          Sub-Investment Manager: RCM
                                   income.                            Capital Management LLC
SSgA Growth and Income ETF         Seeks growth of capital and        MetLife Advisers, LLC
  Portfolio                        income.                            Sub-Investment Manager: SSgA
                                                                      Funds Management, Inc.
SSgA Growth ETF Portfolio          Seeks growth of capital.           MetLife Advisers, LLC
                                                                      Sub-Investment Manager: SSgA
                                                                      Funds Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager: T. Rowe
                                                                      Price Associates, Inc.
  METROPOLITAN FUND
Artio International Stock          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager: Artio
                                                                      Global Management, LLC

Barclays Capital Aggregate Bond    Seeks to equal the performance     MetLife Advisers, LLC
  Index Portfolio                  of the Barclays Capital U.S.       Sub-Investment Manager: MetLife
                                   Aggregate Bond Index.              Investment Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital              MetLife Advisers, LLC
  Portfolio                        appreciation.                      Sub-Investment Manager:
                                                                      BlackRock Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return   MetLife Advisers, LLC
                                   primarily from investing in        Sub-Investment Manager:
                                   fixed-income securities.           BlackRock Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while      MetLife Advisers, LLC
                                   attempting to limit investment     Sub-Investment Manager:
                                   risk and preserve capital.         BlackRock Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager:
                                                                      BlackRock Advisors, LLC

BlackRock Legacy Large Cap         Seeks long-term growth of          MetLife Advisers, LLC
  Growth Portfolio                 capital.                           Sub-Investment Manager:
                                                                      BlackRock Advisors, LLC
BlackRock Money Market Portfolio   Seeks a high level of current      MetLife Advisers, LLC
                                   income consistent with             Sub-Investment Manager:
                                   preservation of capital.           BlackRock Advisors, LLC
BlackRock Strategic Value          Seeks high total return,           MetLife Advisers, LLC
  Portfolio                        consisting principally of          Sub-Investment Manager:
                                   capital appreciation.              BlackRock Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.           MetLife Advisers, LLC
                                                                      Sub-Investment Manager: Davis
                                                                      Selected Advisers, L.P.
FI Mid Cap Opportunities           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital.                           Sub-Investment Manager: Pyramis
                                                                      Global Advisors, LLC
FI Value Leaders Portfolio         Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Sub-Investment Manager: Pyramis
                                                                      Global Advisors, LLC
Jennison Growth Portfolio          Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Sub-Investment Manager: Jennison
                                                                      Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth     MetLife Advisers, LLC
  Portfolio                        from investments in common         Sub-Investment Manager: Loomis,
                                   stocks or other equity             Sayles & Company, L.P.
                                   securities.
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.    MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager: Loomis,
                                                                      Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.    MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager: Artisan
                                                                      Partners Limited Partnership
MetLife Aggressive Allocation      Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio
MetLife Conservative Allocation    Seeks high level of current        MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the     MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance     MetLife Advisers, LLC
  Portfolio                        of the Standard & Poor's Mid Cap   Sub-Investment Manager: MetLife
                                   400(R) Composite Stock Price       Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high     MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.

                                                                             INVESTMENT MANAGER/
            PORTFOLIO                    INVESTMENT OBJECTIVE              SUB-INVESTMENT MANAGER
            ---------                    --------------------              ----------------------
MetLife Moderate to Aggressive     Seeks growth of capital.           MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to equal the performance     MetLife Advisers, LLC
                                   of the Standard & Poor's 500(R)    Sub-Investment Manager: MetLife
                                   Composite Stock Price Index.       Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return     MetLife Advisers, LLC
                                   through investment in a            Sub-Investment Manager:
                                   diversified portfolio.             Massachusetts Financial Services
                                                                      Company
MFS(R) Value Portfolio             Seeks capital appreciation.        MetLife Advisers, LLC
                                                                      Sub-Investment Manager:
                                                                      Massachusetts Financial Services
                                                                      Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance     MetLife Advisers, LLC
  Portfolio                        of the MSCI EAFE(R) Index.         Sub-Investment Manager: MetLife
                                                                      Investment Advisors Company, LLC
Neuberger Berman Mid Cap Value     Seeks capital growth.              MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager:
                                                                      Neuberger Berman Management LCC
Oppenheimer Global Equity          Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager:
                                                                      OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio    Seeks to equal the return of the   MetLife Advisers, LLC
                                   Russell 2000(R) Index.             Sub-Investment Manager: MetLife
                                                                      Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio                        capital and, secondarily,          Sub-Investment Manager: T. Rowe
                                   dividend income.                   Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.    MetLife Advisers, LLC
  Portfolio                                                           Sub-Investment Manager: T. Rowe
                                                                      Price Associates, Inc.
Western Asset Management           Seeks to maximize total return     MetLife Advisers, LLC
  Strategic Bond Opportunities     consistent with preservation of    Sub-Investment Manager: Western
  Portfolio                        capital.                           Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return     MetLife Advisers, LLC
  Government Portfolio             consistent with preservation of    Sub-Investment Manager: Western
                                   capital and maintenance of         Asset Management Company
                                   liquidity.





# PRIOR TO MAY 1, 2009, MET ADVISORY, LLC WAS THE INVESTMENT MANAGER OF MET INVESTORS FUND. ON MAY 1, 2009, MET INVESTORS ADVISORY, LLC MERGED WITH AND INTO METLIFE ADVISERS, LLC, AND METLIFE ADVISERS, LLC HAS NOW BECOME THE INVESTMENT MANAGER OF THE MET INVESTORS FUND.


If you purchased a Deferred Annuity prior to May 1, 2004 and are in the pay-out phase of the Deferred Annuity, using Pay-Out Version II, the following investment choices are not available:

American Funds Balanced Allocation Portfolio
American Funds Bond Portfolio
American Funds Growth Allocation Portfolio
American Funds Moderate Allocation Portfolio

Artio International Stock Portfolio

BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio

BlackRock Money Market Portfolio

Clarion Global Real Estate Portfolio


FI Mid Cap Opportunities Portfolio
FI Value Leaders Portfolio



Harris Oakmark International Portfolio

Janus Forty Portfolio


Lazard MidCap Portfolio
Legg Mason Partners Aggressive Growth Portfolio
Legg Mason Value Equity Portfolio

Loomis Sayles Small Cap Growth Portfolio

Met/AIM Small Cap Growth Portfolio

Met/Artisan Mid Cap Value Portfolio

Met/Franklin Income Portfolio
Met/Franklin Mutual Shares Portfolio
Met/Franklin Templeton Funding Strategy Portfolio
Met/Templeton Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
MFS(R) Research International Portfolio
MFS(R) Total Return Portfolio
Oppenheimer Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio
RCM Technology Portfolio
T. Rowe Price MidCap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MetLife Aggressive Allocation Portfolio
MetLife Conservative Allocation Portfolio

MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio

SSgA Growth and Income ETF Portfolio


SSgA Growth ETF Portfolio


Some of the investment choices may not be available under the terms of the Deferred Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract owner limits available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Met Investors Fund and the American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment manager (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.


We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the Table of Expenses for information on the management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid to the investment managers and the sub-investment managers.)


Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment return.

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products that we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriters for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities.")

DEFERRED ANNUITIES


This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified       * Traditional IRA       * Roth IRAs (Roth
                        (Individual             Individual
                        Retirement              Retirement
                        Annuities)              Annuities)


Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.



THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations imposed by the plan may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(R) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account, if available, Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.



THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account or the BlackRock Money Market Division. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

If you make an allocation to the asset allocation investment divisions with your initial purchase payment, 100% of your allocation to the variable funding choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may be able to elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

* Federal tax laws or regulatory requirements;

* Our right to limit the total of your purchase payments to $1,000,000;

* Our right to restrict purchase payments to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g. $1,000,000); and

* Participation in the Systematic Withdrawal Program (as described later).

THE VALUE OF YOUR INVESTMENT

Accumulation units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last Accumulation Unit Value was calculated; and

* Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

$500    =  50 accumulation units
----
 $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50; ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value). The value of your $500 investment is then $525 (50 x $10.50 = $525).

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50; ($10.00 x .95 = $9.50 is the new Accumulation Unit Value). The value of your $500 investment is then $475 (50 x $9.50 = $475).

TRANSFER PRIVILEGE

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

* The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

* Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

"MARKET TIMING" POLICIES AND PROCEDURES. The following is a discussion of our market timing policies and procedures. They apply to the "pay-in" and "pay-out" phase of your Deferred Annuity.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfers/reallocations to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below) and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other reallocation/ transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owners or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

* The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes and tax penalties may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request.

Changes in the dollar amount, percentage or timing of the payments can be made at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program.

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone (or over the Internet, if we agree) or by writing to us at your MetLife Designated Office.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CHARGES

There are two types of charges you pay while you have money in an investment division:

* Separate Account charge and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

SEPARATE ACCOUNT CHARGE

You pay an annual Separate Account charge that, during the pay-in phase, will not exceed 0.95% of the average value of the amounts in the investment divisions. The rate that applies is stated in your Deferred Annuity Contract, and may be less than this maximum rate. We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. We consider a variety of factors in determining charges, including but not limited to:

* The nature of the group;

* The method by which sales will be made to the individuals associated with the group;

* The facility by which premiums will be paid;

* The group's capabilities with respect to administrative tasks;

* Our anticipated persistency of the Contracts;

* The size of the group and the number of years it has been in existence; and

* The aggregate amount of premiums we expect to be paid on the Contracts owned by the group or by individuals associated with the group.

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any contract owner.

This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuity (Class 2 and Class B) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice is generally to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

There are no withdrawal charges.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA or Roth IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

Subject to state approval, for a Deferred Annuity purchased after April 30, 2003, if you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

1.  Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. "Highest Account Balance" as of the end of each fifth contract anniversary, determined as follows:

* At issue, the highest Account Balance is your initial purchase payment;

* Increase the highest Account Balance by each subsequent purchase payment;

* Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

* On each fifth contract anniversary, compare the (1) then highest Account Balance to the (2) current Account Balance and (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the Account Balance equal to the highest of the three.

EXAMPLE:

-------------------------------------------------------------------------------------------------------

                                                     DATE                            Amount

                                                   --------                         --------
  A    INITIAL PURCHASE PAYMENT                   10/1/2008                         $100,000

-------------------------------------------------------------------------------------------------------

  B    ACCOUNT BALANCE                    10/1/2009 (FIRST CONTRACT                 $104,000
                                                 ANNIVERSARY)
-------------------------------------------------------------------------------------------------------

  C    DEATH BENEFIT                           AS OF 10/1/2009          $104,000 (= GREATER OF A AND B)
-------------------------------------------------------------------------------------------------------

  D    ACCOUNT BALANCE                    10/1/2010 (SECOND CONTRACT                $90,000
                                                 ANNIVERSARY)
-------------------------------------------------------------------------------------------------------

  E    DEATH BENEFIT                              10/1/2010             $100,000 (= GREATER OF A AND D)
-------------------------------------------------------------------------------------------------------

  F    WITHDRAWAL                                 10/2/2010                          $9,000
-------------------------------------------------------------------------------------------------------

  G    PERCENTAGE REDUCTION IN                    10/2/2010                       10% (= F/D)
       ACCOUNT BALANCE
-------------------------------------------------------------------------------------------------------

  H    ACCOUNT BALANCE AFTER                      10/2/2010                    $81,000 (= D - F)
       WITHDRAWAL
-------------------------------------------------------------------------------------------------------

  I    PURCHASE PAYMENTS REDUCED FOR            AS OF 10/2/2010             $90,000 [= A - (A X G)]
       WITHDRAWAL
-------------------------------------------------------------------------------------------------------

  J    DEATH BENEFIT                              10/2/2010              $90,000 (= GREATER OF H AND I)
-------------------------------------------------------------------------------------------------------

  K    ACCOUNT BALANCE                             10/1/2013                        $125,000
-------------------------------------------------------------------------------------------------------

  L    DEATH BENEFIT (HIGHEST               AS OF 10/1/2013 (FIFTH      $125,000 (= GREATER OF I AND K)
       ACCOUNT BALANCE)                          ANNIVERSARY)
-------------------------------------------------------------------------------------------------------

  M    ACCOUNT BALANCE                            10/2/2013                         $110,000
-------------------------------------------------------------------------------------------------------

  N    DEATH BENEFIT                           AS OF 10/2/2013           $125,000 (= GREATEST OF I, L,
                                                                                       M)
-------------------------------------------------------------------------------------------------------


Note to Example

  Account Balances on 10/1/10 and 10/2/10 are assumed to be equal prior to the withdrawal.

If the death benefit described above is not available in your state, the death benefit your beneficiary receives will be the greatest of:

* Your Account Balance;

* The total of all of your purchase payments less any partial withdrawals; and

* Your highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, less any later partial withdrawals, fees and charges.


The death benefit, is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.





Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.


Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. We may also offer other options for distribution of the death benefit if permitted under the tax law.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers.

If the beneficiary is your spouse, he/she may be substituted as the contract owner of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the beneficiary continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include Highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract.




TOTAL CONTROL ACCOUNT



The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.



Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control

Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


INCOME PAY-OUT OPTIONS

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The following sections describe the income pay-out options that are currently available. However the pay-out options may not be available in all states. Please be aware that once your Contract is annuitized, you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period; and

* A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or for the lifetimes of two people or over a specified period.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under a fixed income option.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a lifetime income annuity with a 10 year guarantee period. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. If you purchased the Deferred Annuity prior to May 1, 2004, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide the fixed income option available to you and your Separate Account Balance will be used to provide a variable pay-out option. However, in either case, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity, to the extent permitted by law.

INCOME PAYMENT TYPES

We provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type (unless your employer, association, or other group has limited your choice) when you decide to take the pay-out option. The decision is irrevocable.

There are three people who are involved in payments under your pay-out phase:

* Contract Owner: the person or entity which has all rights including the right to direct who receives payment. (The owner under a group contract may permit the annuitant to choose a beneficiary.)

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum, if any, if the contract owner dies.

Many times the contract owner and the annuitant are the same person.


Your income payment amount will depend in large part on your choices. For lifetime types, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. Whether you choose a withdrawal option will also be considered. For example, if you select a pay-out type guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out type with payments over only your lifetime. Typically, income payment types which have a withdrawal option will result in lower income payments than if you had chosen an income payment type without this feature.


When deciding how to receive income, consider:

  -  The amount of income you need;

  -  The amount you expect to receive from other sources;

  -  The growth potential of other investments; and

  -  How long you would like your income to last.


We reserve the right to limit, modify or stop issuing any of the income types currently available based upon legal requirements or other considerations. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited under Lifetime Income Annuity for Two income payment types. The following income payment types are currently available. We may limit income payment types offered to meet federal tax law requirements.


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the contract owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.

In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the contract owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of up to 30 years. If the annuitant dies before all income payments have been made, income payments are paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type. If you purchased the Deferred Annuity after April 30, 2004, decide to commence taking income payments under your Deferred Annuity under this income payment type and ask us to cancel the remaining income payments in the guarantee period, we will pay you the commuted value of your remaining income stream.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

ALLOCATION

You decide how your income payment is allocated among the Fixed Income Option and the investment divisions.

PAY-OUT VERSION I & PAY-OUT VERSION II

If you purchased the Deferred Annuity after April 30, 2004, you must elect Version I if you decide to commence taking income payments under the Deferred Annuity. If you purchased the Deferred Annuity prior to May 1, 2004, you may choose either Version I or Version II.

VERSION I
THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS


Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes. (The premium taxes are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR and the age and sex (where permitted) of the measuring lives and income payment selected. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your Contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying Portfolio minus the Separate Account charge (The resulting number is the net investment return.) exceeds the AIR (for the time period between payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATION PRIVILEGE

During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate money into the Fixed Income Option, you may not later reallocate it into an investment division. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;

* The investment divisions (or Fixed Income Option) (and the percentages allocated to each) to which you want your income payment to be reallocated; and

* The investment divisions from which you want your income payment to be reallocated.

We may require that you use our original forms to make reallocations.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

Please see the "Transfer Privilege" section regarding our market-timing policies and procedures.

CHARGES

You continue to pay the Separate Account charge and the applicable investment-related charge during the pay-out phase of the Deferred Annuity. The charges during the pay-in phase and pay-out phase may be different. However, the annual Separate Account charge can never be greater than 0.95% of the average value of the amount of underlying portfolio shares we have designated in the investment divisions to generate your income payments.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

VERSION II
(ONLY AVAILABLE IF YOU PURCHASED THE DEFERRED ANNUITY PRIOR TO MAY 1, 2004)

WITHDRAWAL OPTION

Subject to MetLife's underwriting requirements, we may make available a withdrawal option. If the withdrawal option is available under your income payment type, you can choose to add this optional withdrawal feature. The decision to add this feature is made at annuitization and is irrevocable. The withdrawal option may not be available in all states. This feature varies by your income payment type (described above) and whether you purchase your Deferred Annuity with pre-tax or post-tax dollars.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the choice of a pay-out on this withdrawal option or the exercise of this option may result in the pay-out not satisfying minimum distribution requirements.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may withdraw up to an amount equal to the "fair market value" of your future income payments during the first two years you are in the pay-out phase of the Deferred Annuity. We calculate the "fair market value" as follows:

* First, we update the adjustment factor as of the date of the withdrawal;

* Then we determine what your revised income payment would be based on that updated adjustment factor;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate, which has been adjusted to reflect the value of the withdrawal feature.

If you withdraw this maximum amount during the first two years, there will be no value left in your annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.

AFTER THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may make withdrawals after the first two years following annuitization only if you purchased a Non-Qualified Deferred Annuity with post-tax dollars with one of the following income payment types that provides for a period of guaranteed payments:

* Lifetime Income Annuity with a Guarantee Period;

* Lifetime Income Annuity for Two with a Guarantee Period; or

* Income Annuity for a Guarantee Period.

You may withdraw only a portion of the "withdrawal value" of the payments in the guarantee period under your income payment type. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the third step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period for your income payment type.

Each future guaranteed income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the guarantee period under your income payment type at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your revised income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any income payments payable after the guarantee period will not be reduced for the withdrawals you made.

REQUESTING A WITHDRAWAL

At your request, we will determine for you the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken.

You generally may make a withdrawal on any business day during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. Unless you tell us otherwise, we will take the withdrawal proportionately from each investment division and fixed income options available to you in which you then had an allocation.

A processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

If you choose an income payment type with this feature, the amount of the income payments you receive will be lower than what you would have received had you chosen an income payment type without this feature.

The amount by which your income payments will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount applied to provide the payments.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law or to protect you and other contract holders in the investment divisions from adverse tax consequences.

HOW THE VERSION II VARIABLE INCOME PAY-OUT OPTION DIFFERS FROM OTHER INCOME PAY-OUT OPTIONS

Income pay-out options generally come in two varieties, fixed or variable. The income pay-out option provided by the investment divisions of this variable annuity does not fall squarely in either of these traditional categories.

A fixed income pay-out option provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the income pay-out option. A fixed income pay-out option provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

A variable income pay-out option provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable income pay-out option is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed income pay-out option.

If market interest rates at the time a variable income pay-out option is selected exceed the stated AIR, then the payments under a fixed income pay-out option generally will be greater than the initial variable payment under the variable income pay-out option. There are two reasons for the higher fixed income pay-out option payment. First, higher interest rates yield higher income payments. Second, a variable income pay-out option typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable income pay-out option may be lower than payments under the fixed income pay-out option, variable income payments may increase over time (although they may decrease as well). Therefore, variable income pay-out options provide potential protection against inflation.

The income pay-out option under the Deferred Annuity has both fixed and variable income options. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the fixed income options available to you under the Deferred Annuity. You may also have a portion or all of your income payment allocated to the variable investment divisions.

The variable income pay-out option contains features of both fixed and variable income pay-out options, but also has key differences:

* The initial variable income payment is comparable to that provided by a fixed income pay-out option, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable income pay-out option, which has a constant benchmark rate (the AIR) and a variable investment component, this pay-out option has both a variable benchmark interest rate and variable investment component.

* This pay-out option is also different from other traditional income pay-out options because you may move the source of income payments back and forth between one fixed income option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable income pay-out options have a fixed option. However, these typically do not allow fixed option payments to be reallocated to the variable option.

---------------------------------------------------------------------------
COMPARISON (FOR THESE PURPOSES, THE FIXED INCOME OPTION AND THE SEPARATE ACCOUNT INVESTMENT
DIVISIONS ONLY)

                                                                           METLIFE ASSET BUILDER
                   TRADITIONAL FIXED           TRADITIONAL VARIABLE        INCOME
FEATURE            INCOME PAY-OUT OPTION       INCOME PAY-OUT OPTION       VARIABLE PAY-OUT OPTION
----------------------------------------------------------------------------------------------------
Return             Fixed                       Constant - Assumed          Varies - specified
  Assumption                                   Investment Return (AIR)     interest rate (based on
                                                                           market interest rates)

----------------------------------------------------------------------------------------------------
Who Bears Risk
  Investment       Not applicable              You                         You
  Performance
  Interest Rate    Issuer                      Not applicable              You

----------------------------------------------------------------------------------------------------
Amount of          Based on market             Based on the AIR            Based on specified
Initial Payment    interest rates              (generally, less than a     interest rate
                                               fixed annuity)              (based on market interest
                                                                           rates)

----------------------------------------------------------------------------------------------------
Subsequent         Fixed-guaranteed            Varies - based on net       Varies - based on net
Income                                         investment performance      investment
Payments                                       relative to AIR             performance relative to
                                                                           the prior
                                                                           specified interest rate
                                                                           and impact
                                                                           of change in the
                                                                           specified
                                                                           interest rate

----------------------------------------------------------------------------------------------------
Reallocations      Not applicable              Limited or Prohibited       Permitted
between
funding options
(including
fixed income
option)

----------------------------------------------------------------------------------------------------
Asset Allocation   Not applicable              Generally, limited to       Permitted
and Rebalancing                                variable options

----------------------------------------------------------------------------------------------------




CALCULATING YOUR INCOME PAYMENTS

T he variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions on the Valuation Date. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payment goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the portion of your Account Balance you want to take as an income payment by premium taxes. We further reduce the purchase payment by any amount allocated to the fixed payment options available under the Deferred Annuity. The hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days. If your first income payment is payable more than 10 days later, the amount of the first income payment you receive will be different from the initial income payment calculated. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).

SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.

ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment. Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Each investment division has a different investment factor. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

TO SUMMARIZE:
If an investment division's annualized net   Then the investment factor
investment performance is                    (assuming the interest factor is 1)   Value of the investment
                                                                                   factor is
More than the prior specified interest rate  Increases your income payment         More than 1
Equal to the prior specified interest rate   Keeps your income payment the same    Equal to 1
Less than the prior specified interest rate  Decreases your income payment         Less than 1



DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

  - First, we determine the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

  - Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

  - Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. The interest factor is the same for all investment divisions. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

TO SUMMARIZE:
                                               Then the interest factor
If the current specified interest rate is      (assuming the investment factor is 1)   Value of the interest factor
                                                                                       is
More than the prior specified interest rate    Increases your income payment           More than 1
The same as the prior specified interest rate  Keeps your income payment the same      Equal to 1
Less than the prior specified interest rate    Decreases your income payment           Less than 1



DETERMINING THE INTEREST FACTOR

  - First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

  - Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

  - Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease. If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.

TO SUMMARIZE:
If the adjustment factor is:                  Your income payment will:
More than 1                                   Increase
Equal to 1                                    Stay the same
Less than 1                                   Decrease



EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

INTEREST FACTOR             INVESTMENT FACTOR               ADJUSTMENT FACTOR               PRIOR INCOME PAYMENT
1.01000(@)         x        (@)1.00225             =        (@)1.01227             x        $500.00              =
1.00553(@)         x        (!)0.99857             =        (@)1.00409             x        $506.14              =
0.98800(!)         x        (@)1.01105             =        (!)0.99892             x        $508.21              =
0.99937(!)         x        (!)0.98788             =        (!)0.98726             x        $507.66              =
INTEREST
FACTOR       CURRENT INCOME PAYMENT
1.01000(@)   $506.14(@)
1.00553(@)   $508.21(@)
0.98800(!)   $507.66(!)
0.99937(!)   $501.19(!)



REALLOCATION PRIVILEGE

You can reallocate among investment divisions and to the fixed income options available under the Deferred Annuity. You may not be able to reallocate your income payments from all available fixed income options. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;

* The investment divisions (or fixed income option) (and the percentages allocated to each) to which you want your income payment to be reallocated; and

* The investment divisions from which you want your income payment to be reallocated.

We may require that you use our original forms to make transfers/reallocations.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

Income payments under one version of the fixed income option may differ from income payments as described in this Prospectus. It is not clear whether the effect of such a transfer to this fixed option will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

Please see the "Transfer Privilege" section regarding our market timing policies and procedures.

CHARGES

You continue to pay the Separate Account charge and the applicable investment-related charge during the pay-out phase of the Deferred Annuity. Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor. The charges during the pay-in phase and pay-out phase may be different. The annual Separate Account charge for Version II can never be greater than 1.25% of the average value of the amounts in the investment divisions.

WITHDRAWAL PROCESSING FEE

During the pay-out phase of the Deferred Annuity, a withdrawal processing fee of $95 will be deducted from each withdrawal.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check, certified check or wire made payable to "MetLife," by regular mail to MetLife Asset Builder, P.O. Box 7777 Dept. 5095, Philadelphia, PA 19175-5095 or by overnight mail to MetLife Asset Builder, Dept W5095, 701 Market Street 199-3490, Philadelphia, PA 19106-1532. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated or that is not a valuation date, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated or on the next valuation date.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities, your employer, or the group in which you are a participant or member must identify you to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited, to Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a contract owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits until instructions are received by the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate transactions by telephone between 8 a.m. and 6 p.m. Eastern Time each business day. In the future, you may be able to initiate transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

* Account Balance

* Unit Values


* Current rates for the Fixed Interest Account (if available)/Fixed Income
  Option


* Transfers/Reallocations

* Changes to investment strategies

* Changes in the allocation of future purchase payments

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation Unit Value, Annuity Unit Value or net investment performance is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate

Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If the beneficiary is your spouse and if the Contract permits, your spouse may be substituted as the purchaser of the Deferred Annuity and continue the Contract. Your beneficiary may continue to hold a Traditional IRA Deferred Annuity in your name for his/her benefit. If you are receiving income payments, we will cancel any outstanding request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

MISSTATEMENT

We may require proof of age of the owner, beneficiary or annuitant before making any payments under the Income Annuity that are measured by the owner's, beneficiary's or annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states, we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We determine the Accumulation Unit Value/Annuity Unit Value and investment factor for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value or investment factor as applicable. Subject to our procedure, we will make withdrawals and transfers at a later date, if you request. If your withdrawal request is to elect a variable income pay-out option under your Deferred Annuity, we base the number of annuity units or the amount you receive on the next available Annuity Unit Value or investment factor.

We reserve the right to suspend or postpone payment for a withdrawal or transfer (reallocation) when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

PAY-IN PHASE AND VERSION I OF THE PAY-OUT PHASE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical information. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION UNIT VALUE/ANNUITY UNIT VALUE ("NON-STANDARD PERFORMANCE") is calculated by determining the percentage change in the value of an accumulation or annuity unit for a certain period. These numbers may also be annualized. Change in Accumulation Unit Value/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the highest possible Separate Account charge.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all investment-related and Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuities. These figures also assume a steady annual rate of return.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the highest possible Separate Account charge. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation (of Non-Standard Performance), we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit and annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the investment-related charge.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Past performance is no guarantee of future results.

VERSION II OF THE PAY-OUT PHASE

We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN VALUE is calculated by determining return for a certain period. These numbers may also be annualized.

Both yield and change in value reflect investment-related and the highest possible Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.

Average annual total return calculations reflect the highest possible Separate Account charge.

We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge when the performance is accompanied by average annual total return.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the Deferred Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Deferred Annuity and historical rates for the specified interest rate.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

Any illustration should not be relied upon as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning the Metropolitan Fund, the Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, the Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Deferred Annuities are sold through our licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay may range up to 3% of purchase payments or up to 0.50% of assets annually.

We or our affiliates make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we or our affiliates may pay an amount up to 3% of the total Account Balances of the Deferred Annuities. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

Our sales representatives and their managers, and the sales representatives and managers of our affiliates, may be eligible for cash compensation such as bonuses, equity awards such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. The receipt of this cash compensation provides sales representatives and their managers with an incentive to favor the sale of proprietary products.

Sales representatives and their managers may also be eligible for various non-cash compensation programs such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts. These services may include providing MLIDC with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Income annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-

Income Portfolio, the American Funds Bond Portfolio and the American Funds Global Small Capitalization Portfolio for the services we or our affiliates provide in marketing the Portfolios' shares in connection with the Deferred Annuity.

ADDITIONAL COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If you purchase a MetLife product through an Intermediary, MetLife may pay the Intermediary base commission and other forms of compensation for the sale, renewal and/or administration of MetLife products, or remit compensation to the Intermediary on your behalf. Compensation may include payments, commissions, fees, awards, overrides, bonuses, supplemental compensation, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements). More information about the eligibility criteria, limitations, payment calculations and other terms and conditions of MetLife's intermediary compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlife.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.

FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI.


YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 120 days after we issue your Deferred Annuity. We may also cancel your Deferred Annuity if we do not receive any purchase payments for over 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law.

If we do cancel your Deferred Annuity, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity.

INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.


PUERTO RICO TAX CONSIDERATIONS



The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.


ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                            Type of Contract
                                                         ----------------------
                                                            Non-    Trad.  Roth  SIMPLE
                                                         Qualified   IRA    IRA   IRA*   SEP
                                                         ---------  -----  ----  ------  ---
In a series of substantially equal payments made
annually (or more frequently) for life or life
expectancy (SEPP)                                            X        x      x      x     x
After you die                                                X        x      x      x     x
After you become totally disabled (as defined in the
Code)                                                        X        x      x      x     x
To pay deductible medical expenses                                    x      x      x     x
To pay medical insurance premiums if you are unemployed               x      x      x     x
For qualified higher education expenses, or                           x      x      x     x
For qualified first time home purchases up to $10,000                 x      x      x     x
After December 31, 1999 for IRS levies                                x      x      x     x
Certain immediate income annuities providing a series
of substantially equal periodic payments made annually
(or more frequently) over the specified payment period       X
(*) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES


It is conceivable that the charges for certain benefits such as guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.


NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

* Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

* Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.


* The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exceptions may apply. Consult your own independent tax advisor prior to a partial exchange.


* Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

* Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non- natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRA, ROTH IRA,]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.


* Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).


* If you are an active participant in a retirement plan of an employer, your contributions may be limited.

* Purchase payments in excess of these amounts may be subject to a penalty tax.

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009; for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.


In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).


Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements for IRAs section for additional information).


If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch- up" purchase payment each year (assuming the individual has sufficient compensation).


You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.


Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local governmental employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year of the rollover.

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:


* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, and


* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA or an eligible retirement plan (other than a designated Roth account), on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.


* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION


You may convert/rollover an existing Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.



If you are married but file separately, you may not convert a Traditional IRA or eligible retirement plan (other than a designated Roth account) into a Roth IRA.



The above income limit and filing status restriction will not apply for tax years beginning in 2010.





Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA or eligible retirement plan (other than a designated Roth account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)



For conversions occurring in 2010, the amount converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.


Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire IRA annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.


Unless you elect otherwise, amounts converted from a Traditional IRA or an eligible retirement plan (other than designated Roth account) to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.


If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS


Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note, as previously mentioned, certain required minimum distributions are waived for 2009. Consult your tax adviser prior to waiving your 2009 RMD.

Note that where payments under a Roth income annuity have begun prior to your death, the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.


DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                               PAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................     2

PRINCIPAL UNDERWRITER........................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITER AGREEMENT.............................     2

EXPERIENCE FACTOR............................................................     2

VARIABLE INCOME PAYMENTS.....................................................     2

CALCULATING THE ANNUITY UNIT VALUE...........................................     4

CALCULATING YOUR INCOME PAYMENTS.............................................     5

ADVERTISEMENT OF THE SEPARATE ACCOUNT........................................     7

VOTING RIGHTS................................................................     9

ERISA........................................................................    10

WITHDRAWALS..................................................................    10

ACCUMULATION UNIT VALUE TABLE................................................    10

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.................................     1

FINANCIAL STATEMENTS OF METLIFE..............................................   F-1

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity.


                                                                                        Non-Qualified Deferred
                                                          IRA Deferred Annuities(1)            Annuities
                                                          -------------------------     ----------------------
California...........................................                0.5%                        2.35%
Florida..............................................                1.0%                         1.0%(2)
Maine................................................                 --                          2.0%
Nevada...............................................                 --                          3.5%
Puerto Rico..........................................                1.0%                         1.0%
South Dakota(3)......................................                 --                         1.25%
West Virginia........................................                1.0%                         1.0%
Wyoming..............................................                 --                          1.0%





---------

1 PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF sec.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED ANNUITIES."




2 ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.



3 SPECIAL RATE APPLIES FOR LARGE CASE ANNUITY POLICIES. RATE IS 8/100 OF 1% FOR THAT PORTION OF THE ANNUITY CONSIDERATIONS RECEIVED ON A CONTRACT EXCEEDING $500,000 ANNUALLY. SPECIAL RATE ON LARGE CASE POLICIES IS NOT SUBJECT TO RETALIATION.

APPENDIX B

These tables show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Deferred Annuity that has the maximum guaranteed Separate Account charge (0.95%), and the second table shows the Deferred Annuity that has the lowest Separate Account charge (0.45%). A table with accumulation unit values for Deferred Annuities with Separate Account charges other than the minimum and the maximum appears in the SAI, which is available upon request without charge by calling 1-866-438-6477.

                               MAXIMUM GUARANTEED
                             SEPARATE ACCOUNT CHARGE
                                      0.95%





---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation Division
  (Class B)(j).............................     2008         $ 10.00            $  7.03                0.00

American Funds Bond Division(g)............     2006           15.44              16.26                0.00
                                                2007           16.26              16.64                0.00
                                                2008           16.64              14.94                0.00

American Funds Global Small Capitalization
  Division(d)..............................     2004           10.01              11.34                0.00
                                                2005           11.34              14.08            1,872.78
                                                2006           14.08              17.30            1,811.54
                                                2007           17.30              20.81            4,041.69
                                                2008           20.81               9.58            6,381.05

American Funds Growth Allocation Division
  (Class B)(j).............................     2008           10.00               6.41                0.00

American Funds Growth Division(d)..........     2004           10.08              10.98            1,194.16
                                                2005           10.98              12.64            7,404.16
                                                2006           12.64              13.80              657.60
                                                2007           13.80              15.36              658.13
                                                2008           15.36               8.52              657.63

American Funds Growth-Income Division(d)...     2004           10.06              10.87              387.27
                                                2005           10.87              11.40            3,650.55
                                                2006           11.40              13.01            3,670.16
                                                2007           13.01              13.54            4,209.15
                                                2008           13.54               8.33            4,699.71

American Funds Moderate Allocation Division
  (Class B)(j).............................     2008           10.01               7.71                0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

BlackRock Aggressive Growth Division(a)....     2001         $ 11.68            $ 11.49                0.00
                                                2002           11.49               8.11            3,126.39
                                                2003            8.11              11.31            3,185.06
                                                2004           11.31              12.65            4,005.37
                                                2005           12.65              13.88            5,215.52
                                                2006           13.88              14.67            4,017.22
                                                2007           14.67              17.52            3,450.88
                                                2008           17.52               9.42            3,736.42

BlackRock Bond Income Division(a)(b).......     2001            9.73               9.75                0.00
                                                2002            9.75              10.46           14,813.35
                                                2003           10.46              10.97           20,714.36
                                                2004           10.97              11.34           21,979.96
                                                2005           11.34              11.51           22,451.71
                                                2006           11.51              11.90           16,029.15
                                                2007           11.90              12.53           26,933.95
                                                2008           12.53              11.99           21,883.94

BlackRock Diversified Division(a)..........     2001           10.87              10.77                0.00
                                                2002           10.77               9.18            1,357.77
                                                2003            9.18              10.97            3,887.20
                                                2004           10.97              11.79            4,384.49
                                                2005           11.79              12.04            5,165.83
                                                2006           12.04              13.18            5,877.30
                                                2007           13.18              13.83            8,090.29
                                                2008           13.83              10.30           11,155.99

BlackRock Large Cap Core Division*(i)......     2007           14.38              14.57           15,288.72
                                                2008           14.57               9.07           18,443.72

Black Rock Large Cap Division (formerly
  BlackRock Investment Trust Division).....     2001           11.63              11.46                0.00
                                                2002           11.46               8.39            3,862.58
                                                2003            8.39              10.83            4,710.45
                                                2004           10.83              11.89            5,801.16
                                                2005           11.89              12.20            7,520.81
                                                2006           12.20              13.79            8,356.42
                                                2007           13.79              14.50                0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

BlackRock Large Cap Value Division(d)......     2004         $ 10.10            $ 11.18                0.00
                                                2005           11.18              11.74                0.00
                                                2006           11.74              13.88                0.00
                                                2007           13.88              14.21            3,168.63
                                                2008           14.21               9.16            4,337.63

BlackRock Legacy Large Cap Growth
  Division(d)..............................     2004           10.08              11.10                0.00
                                                2005           11.10              11.76                0.00
                                                2006           11.76              12.14                0.00
                                                2007           12.14              14.27                0.00
                                                2008           14.27               8.97                0.00

BlackRock Strategic Value Division(a)......     2001            9.86               9.98                0.00
                                                2002            9.98               7.78            6,973.41
                                                2003            7.78              11.57            9,114.67
                                                2004           11.57              13.22           13,755.13
                                                2005           13.22              13.64           18,994.93
                                                2006           13.64              15.77           15,235.44
                                                2007           15.77              15.09           21,878.37
                                                2008           15.09               9.20           15,622.71

Clarion Global Real Estate Division(d).....     2004            4.07               2.12              954.52
                                                2005            2.12               2.39           18,239.29
                                                2006            2.39               3.27           16,290.78
                                                2007            3.27               2.76           16,068.23
                                                2008            2.76               1.59           15,822.01

Davis Venture Value Division(a)............     2001           10.70              10.66                0.00
                                                2002           10.66               8.83           10,733.23
                                                2003            8.83              11.45           16,142.51
                                                2004           11.45              12.74           24,020.05
                                                2005           12.74              13.92           33,207.26
                                                2006           13.92              15.81           31,823.21
                                                2007           15.81              16.37           28,057.56
                                                2008           16.37               9.83           20,594.98

FI Large Cap Division(g)...................     2006           18.29              18.59                0.00
                                                2007           18.59              19.14              425.95
                                                2008           19.14              10.46                0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

FI Mid Cap Opportunities Division(a).......     2001         $ 12.18            $ 12.02                0.00
                                                2002           12.02               8.46              751.35
                                                2003            8.46              11.28            1,509.94
                                                2004           11.28              13.09            1,973.95
                                                2005           13.09              13.86            2,124.60
                                                2006           13.86              15.36            5,252.41
                                                2007           15.36              16.49            6,339.24
                                                2008           16.49               7.30            6,296.74

FI Value Leaders Division(d)...............     2004           10.09              11.43               29.59
                                                2005           11.43              12.53            1,851.29
                                                2006           12.53              13.89            9,682.98
                                                2007           13.89              14.34            8,029.59
                                                2008           14.34               8.67            8,013.27

Franklin Templeton Small Cap Growth
  Division(d)..............................     2004           10.05              11.19               41.78
                                                2005           11.19              11.60            1,344.47
                                                2006           11.60              12.64            1,428.78
                                                2007           12.64              13.09            1,505.58
                                                2008           13.09               7.62              322.25

Harris Oakmark Focused Value Division(d)...     2004           10.07              10.98            1,588.27
                                                2005           10.98              11.97            3,775.26
                                                2006           11.97              13.33            2,658.09
                                                2007           13.33              12.30            1,097.90
                                                2008           12.30               6.58            1,224.47

Harris Oakmark International Division(d)...     2004           10.03              11.69              214.07
                                                2005           11.69              13.26            2,535.16
                                                2006           13.26              16.98            4,510.96
                                                2007           16.98              16.67           10,772.64
                                                2008           16.67               9.79            8,732.36

Janus Forty Division(j)....................     2008          319.14             175.42                0.00

Jennison Growth Division(e)................     2005           10.14              12.24           10,835.01
                                                2006           12.24              12.46              530.69
                                                2007           12.46              13.79              531.12
                                                2008           13.79               8.68              530.69

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

Jennison Growth Division (formerly
  Met/Putnam Voyager Division)(a)(e).......     2001         $ 12.50            $ 12.01                0.00
                                                2002           12.01               8.46                0.00
                                                2003            8.46              10.55           10,308.11
                                                2004           10.55              10.97           10,652.84
                                                2005           10.97              10.02           10,650.27

Julius Baer International Stock Division
  (formerly FI International Stock
  Division)(a).............................     2001           10.81              10.58                0.00
                                                2002           10.58               8.63               80.07
                                                2003            8.63              10.95              131.80
                                                2004           10.95              12.82              298.65
                                                2005           12.82              14.99            4,976.94
                                                2006           14.99              17.29            3,139.11
                                                2007           17.29              18.90            4,109.77
                                                2008           18.90              10.46            4,281.56

Lazard Mid Cap Division(d).................     2004           10.10              10.95                0.00
                                                2005           10.95              11.76              840.59
                                                2006           11.76              13.38                0.00
                                                2007           13.38              12.92                0.00
                                                2008           12.92               7.92                0.00

Legg Mason Partners Aggressive Growth
  Division(d)..............................     2004           10.07              11.00               30.75
                                                2005           11.00              12.40            2,724.51
                                                2006           12.40              12.09              368.96
                                                2007           12.09              12.29            2,151.18
                                                2008           12.29               7.43            2,132.43

Legg Mason Value Equity Division(h)........     2006           12.42              13.38                0.00
                                                2007           13.38              12.49                0.00
                                                2008           12.49               5.64                0.00

Legg Mason Value Equity Division (formerly
  MFS(R) Investors Trust Division)(d)(h)...     2004           10.07              11.20                0.00
                                                2005           11.20              11.91                0.00
                                                2006           11.91              12.49                0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index
  Division(a)..............................     2001         $  9.67            $  9.69                0.00
                                                2002            9.69              10.59           14,449.38
                                                2003           10.59              10.87           21,595.89
                                                2004           10.87              11.21           22,394.52
                                                2005           11.21              11.33           22,602.92
                                                2006           11.33              11.69           55,986.31
                                                2007           11.69              12.38           13,014.38
                                                2008           12.38              12.99           12,907.30

Loomis Sayles Small Cap Division(a)........     2001           10.37              10.45                0.00
                                                2002           10.45               8.12            9,892.58
                                                2003            8.12              10.98           14,701.96
                                                2004           10.98              12.65           18,949.40
                                                2005           12.65              13.41           20,446.65
                                                2006           13.41              15.50           24,109.93
                                                2007           15.50              17.18           29,960.70
                                                2008           17.18              10.91           32,191.94

Lord Abbett Bond Debenture Division(a)(c)..     2001           10.00               9.92                0.00
                                                2002            9.92               9.95              953.16
                                                2003            9.95              11.79            3,278.58
                                                2004           11.79              12.66            3,984.82
                                                2005           12.66              12.77            4,071.91
                                                2006           12.77              13.83            3,865.21
                                                2007           13.83              14.64            8,292.00
                                                2008           14.64              11.83            2,918.58

Met/AIM Small Cap Growth Division(d).......     2004           10.09              10.85               11.91
                                                2005           10.85              11.68               28.77
                                                2006           11.68              13.18               28.11
                                                2007           13.18              14.54              599.93
                                                2008           14.54               8.84            1,811.52

Met/Franklin Income Division (Class B)(j)..     2008            9.99               8.01                0.00

Met/Franklin Mutual Shares Division (Class
  B)(j)....................................     2008            9.99               6.62                0.00

Met/Franklin Templeton Founding Strategy
  Division (Class B)(j)....................     2008            9.99               7.05                0.00

Met/Templeton Growth Division (Class
  B)(j)....................................     2008            9.99               6.58                0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

MetLife Mid Cap Stock Index Division(a)....     2001         $  9.96            $ 10.00                0.00
                                                2002           10.00               8.42           12,570.71
                                                2003            8.42              11.26           14,959.12
                                                2004           11.26              12.95           18,527.37
                                                2005           12.95              14.40           23,417.85
                                                2006           14.40              15.71           17,445.76
                                                2007           15.71              16.77           29,815.59
                                                2008           16.77              10.60           29,729.44

MetLife Stock Index Division(a)............     2001           11.26              11.07                0.00
                                                2002           11.07               8.51           61,479.83
                                                2003            8.51              10.81           71,532.41
                                                2004           10.81              11.84           77,756.84
                                                2005           11.84              12.27           85,060.12
                                                2006           12.27              14.04           74,037.50
                                                2007           14.04              14.63          124,902.11
                                                2008           14.63               9.12          120,102.56

MFS(R) Research International Division(d)..     2004           10.01              11.55                0.00
                                                2005           11.55              13.36              928.02
                                                2006           13.36              16.80            2,095.01
                                                2007           16.80              18.90            3,889.90
                                                2008           18.90              10.81            5,903.06

MFS(R) Total Return Division(d)............     2004           10.04              10.96            3,267.86
                                                2005           10.96              11.20            4,730.66
                                                2006           11.20              12.45            4,730.66
                                                2007           12.45              12.87            1,656.73
                                                2008           12.87               9.93            2,054.40

MFS(R) Value Division(a)...................     2001           10.02              10.16                0.00
                                                2002           10.16               8.63            9,569.27
                                                2003            8.63              10.73           11,948.55
                                                2004           10.73              11.85           14,879.94
                                                2005           11.85              11.57           17,381.51
                                                2006           11.57              13.54           16,378.37
                                                2007           13.54              12.91           13,332.89
                                                2008           12.91               8.50           13,362.51

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

Morgan Stanley EAFE(R) Index Division(a)...     2001         $ 10.68            $ 10.44                0.00
                                                2002           10.44               8.62            2,934.51
                                                2003            8.62              11.76            6,857.05
                                                2004           11.76              13.94            7,607.29
                                                2005           13.94              15.64            8,979.95
                                                2006           15.64              19.48           14,616.11
                                                2007           19.48              21.38           20,549.90
                                                2008           21.38              12.26           19,091.31

Neuberger Berman Mid Cap Value
  Division(a)..............................     2001            9.61               9.75                0.00
                                                2002            9.75               8.72           12,022.34
                                                2003            8.72              11.79           14,668.14
                                                2004           11.79              14.36           34,701.57
                                                2005           14.36              15.97           60,561.90
                                                2006           15.97              17.63           61,176.77
                                                2007           17.63              18.07           68,551.75
                                                2008           18.07               9.42           59,405.76

Oppenheimer Capital Appreciation
  Division(f)..............................     2005            8.18               8.93                0.00
                                                2006            8.93               9.54                0.00
                                                2007            9.54              10.82           11,849.08
                                                2008           10.82               5.81           11,440.21

Oppenheimer Global Equity Division(a)......     2001           10.46              10.42                0.00
                                                2002           10.42               8.67            2,647.29
                                                2003            8.67              11.20            3,024.68
                                                2004           11.20              12.92            3,035.31
                                                2005           12.92              14.88            4,336.48
                                                2006           14.88              17.18            2,944.44
                                                2007           17.18              18.13            5,079.21
                                                2008           18.13              10.71            6,083.87

PIMCO Inflation Protected Bond
  Division(g)..............................     2006           11.22              11.38                0.00
                                                2007           11.38              12.52                0.00
                                                2008           12.52              11.58            1,068.59

PIMCO Total Return Division................     2004            9.99              10.41            1,890.09
                                                2005           10.41              10.56            1,890.71
                                                2006           10.56              10.97            1,198.35
                                                2007           10.97              11.72            1,199.31
                                                2008           11.72              11.68            1,281.93

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

RCM Technology Division(d).................     2004         $ 10.06            $ 10.51                0.00
                                                2005           10.51              11.59                0.00
                                                2006           11.59              12.11                0.00
                                                2007           12.11              15.80                0.00
                                                2008           15.80               8.72                1.55

Russell 2000(R) Index Division(a)..........     2001           10.23              10.00                0.00
                                                2002           10.00               8.15            3,201.82
                                                2003            8.15              11.80           18,390.60
                                                2004           11.80              13.77           24,172.94
                                                2005           13.77              14.25           25,789.23
                                                2006           14.25              16.65           16,635.49
                                                2007           16.65              16.25           30,821.45
                                                2008           16.25              10.70           29,945.94

SSgA Growth ETF Division(g)................     2006           10.75              11.51                0.00
                                                2007           11.51              12.08                0.00
                                                2008           12.08               8.04            1,365.56

SSgA Growth and Income ETF Division(g).....     2006           10.55              11.25                0.00
                                                2007           11.25              11.79                0.00
                                                2008           11.79               8.77                0.00

T. Rowe Price Large Cap Growth
  Division(a)..............................     2001           11.47              10.35                0.00
                                                2002           10.35               8.64                6.01
                                                2003            8.64              11.19            2,013.69
                                                2004           11.19              12.19            9,563.27
                                                2005           12.19              12.87            7,932.64
                                                2006           12.87              14.44            8,121.31
                                                2007           14.44              15.64           12,427.91
                                                2008           15.64               9.00           12,191.04

T. Rowe Price Mid Cap Growth Division(d)...     2004           10.10              11.50               88.43
                                                2005           11.50              13.09            4,262.12
                                                2006           13.09              13.82            3,592.71
                                                2007           13.82              16.13            4,799.15
                                                2008           16.13               9.64            3,632.57

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth
  Division(a)..............................     2001         $ 11.31            $ 11.37                0.00
                                                2002           11.37               8.26           12,331.64
                                                2003            8.26              11.52           16,844.87
                                                2004           11.52              12.68           18,531.26
                                                2005           12.68              13.94           20,104.23
                                                2006           13.94              14.35            7,201.56
                                                2007           14.35              15.62            6,490.65
                                                2008           15.62               9.87            6,480.94

Western Asset Management Strategic Bond
  Opportunities Division(d)................     2004            9.97              10.62              375.52
                                                2005           10.62              10.82              375.50
                                                2006           10.82              11.26              375.50
                                                2007           11.26              11.61              375.81
                                                2008           11.61               9.77              375.50

Western Asset Management U.S. Government
  Division(d)..............................     2004            9.99              10.27              410.03
                                                2005           10.27              10.35              724.03
                                                2006           10.35              10.68              724.03
                                                2007           10.68              11.04              724.61
                                                2008           11.04              10.90              724.03

MetLife Aggressive Allocation Division(f)..     2005            9.99              11.20                0.00
                                                2006           11.20              12.87                0.00
                                                2007           12.87              13.20            4,794.91
                                                2008           13.20               7.80            6,264.27

MetLife Conservative Allocation
  Division(f)..............................     2005            9.99              10.34                0.00
                                                2006           10.34              10.99                0.00
                                                2007           10.99              11.51                0.00
                                                2008           11.51               9.79                0.00

MetLife Conservative to Moderate Allocation
  Division(f)..............................     2005            9.99              10.57                0.00
                                                2006           10.57              11.49                0.00
                                                2007           11.49              11.96              179.35
                                                2008           11.96               9.31              179.21

MetLife Moderate Allocation Division(f)....     2005            9.99              10.79                0.00
                                                2006           10.79              11.99            4,913.33
                                                2007           11.99              12.42           14,006.43
                                                2008           12.42               8.80           12,141.99

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE        END OF YEAR
---------------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation
  Division(f)..............................     2005         $  9.99            $ 11.02              102.64
                                                2006           11.02              12.50           34,784.12
                                                2007           12.50              12.90           62,779.57
                                                2008           12.90               8.31           64,555.48

                               MINIMUM GUARANTEED
                             SEPARATE ACCOUNT CHARGE
                                      0.45%



---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

American Funds Balanced Allocation Division
  (Class B)(j).............................     2008         $ 10.00            $  7.05             0.00

American Funds Bond Division(g)............     2006           16.15              17.06             0.00
                                                2007           17.06              17.54             0.00
                                                2008           17.54              15.83             0.00

American Funds Global Small Capitalization
  Division(d)..............................     2004           10.01              11.38             0.00
                                                2005           11.38              14.20             0.00
                                                2006           14.20              17.53             0.00
                                                2007           17.53              21.20             0.00
                                                2008           21.20               9.81             0.00

American Funds Growth Allocation Division
  (Class B)(j).............................     2008           10.00               6.43             0.00

American Funds Growth Division(d)..........     2004           10.08              11.02             0.00
                                                2005           11.02              12.75             0.00
                                                2006           12.75              13.99             0.00
                                                2007           13.99              15.64             0.00
                                                2008           15.64               8.72             0.00

American Funds Growth-Income Division(d)...     2004           10.06              10.91             0.00
                                                2005           10.91              11.50             0.00
                                                2006           11.50              13.19             0.00
                                                2007           13.19              13.79             0.00
                                                2008           13.79               8.53             0.00

American Funds Moderate Allocation Division
  (Class B)(j).............................     2008           10.01               7.74             0.00

BlackRock Aggressive Growth Division(a)....     2001           11.04              10.86             0.00
                                                2002           10.86               7.70             0.00
                                                2003            7.70              10.80             0.00
                                                2004           10.80              12.15             0.00
                                                2005           12.15              13.39             0.00
                                                2006           13.39              14.22             0.00
                                                2007           14.22              17.07             0.00
                                                2008           17.07               9.22             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

BlackRock Bond Income Division(a)(b).......     2001         $  9.83            $  9.85             0.00
                                                2002            9.85              10.61             0.00
                                                2003           10.61              11.18             0.00
                                                2004           11.18              11.62             0.00
                                                2005           11.62              11.85             0.00
                                                2006           11.85              12.32             0.00
                                                2007           12.32              13.04             0.00
                                                2008           13.04              12.53             0.00

BlackRock Diversified Division(a)..........     2001           10.36              10.27             0.00
                                                2002           10.27               8.80             0.00
                                                2003            8.80              10.57             0.00
                                                2004           10.57              11.42             0.00
                                                2005           11.42              11.71             0.00
                                                2006           11.71              12.89             0.00
                                                2007           12.89              13.59             0.00
                                                2008           13.59              10.17             0.00

BlackRock Large Cap Core Division*(i)......     2007           13.53              13.76             0.00
                                                2008           13.76               8.61             0.00

Black Rock Large Cap Division (formerly
  BlackRock Investment Trust Division).....     2001           10.66              10.51             0.00
                                                2002           10.51               7.73             0.00
                                                2003            7.73              10.02             0.00
                                                2004           10.02              11.06             0.00
                                                2005           11.06              11.41             0.00
                                                2006           11.41              12.96             0.00
                                                2007           12.96              13.64             0.00

BlackRock Large Cap Value Division(d)......     2004           10.10              11.22             0.00
                                                2005           11.22              11.84             0.00
                                                2006           11.84              14.06             0.00
                                                2007           14.06              14.47             0.00
                                                2008           14.47               9.38             0.00

BlackRock Legacy Large Cap Growth
  Division(d)..............................     2004           10.08              11.14             0.00
                                                2005           11.14              11.86             0.00
                                                2006           11.86              12.30             0.00
                                                2007           12.30              14.53             0.00
                                                2008           14.53               9.18             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

BlackRock Strategic Value Division(a)......     2001         $  9.56            $  9.68             0.00
                                                2002            9.68               7.58             0.00
                                                2003            7.58              11.33             0.00
                                                2004           11.33              13.01             0.00
                                                2005           13.01              13.49             0.00
                                                2006           13.49              15.67             0.00
                                                2007           15.67              15.06             0.00
                                                2008           15.06               9.23             0.00

Clarion Global Real Estate Division(d).....     2004            4.07               2.13             0.00
                                                2005            2.13               2.41             0.00
                                                2006            2.41               3.31             0.00
                                                2007            3.31               2.81             0.00
                                                2008            2.81               1.63             0.00

Davis Venture Value Division(a)............     2001           10.34              10.31             0.00
                                                2002           10.31               8.58             0.00
                                                2003            8.58              11.17             0.00
                                                2004           11.17              12.50             0.00
                                                2005           12.50              13.73             0.00
                                                2006           13.73              15.66             0.00
                                                2007           15.66              16.30             0.00
                                                2008           16.30               9.84             0.00

FI Large Cap Division(g)...................     2006           19.19              19.56             0.00
                                                2007           19.56              20.24             0.00
                                                2008           20.24              11.12             0.00

FI Mid Cap Opportunities Division(a).......     2001           11.50              11.35             0.00
                                                2002           11.35               8.03             0.00
                                                2003            8.03              10.76             0.00
                                                2004           10.76              12.55             0.00
                                                2005           12.55              13.36             0.00
                                                2006           13.36              14.88             0.00
                                                2007           14.88              16.05             0.00
                                                2008           16.05               7.14             0.00

FI Value Leaders Division(d)...............     2004           10.09              11.46             0.00
                                                2005           11.46              12.63             0.00
                                                2006           12.63              14.08             0.00
                                                2007           14.08              14.60             0.00
                                                2008           14.60               8.87             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Franklin Templeton Small Cap Growth
  Division(d)..............................     2004         $ 10.05            $ 11.22             0.00
                                                2005           11.22              11.69             0.00
                                                2006           11.69              12.81             0.00
                                                2007           12.81              13.33             0.00
                                                2008           13.33               7.80             0.00

Harris Oakmark Focused Value Division(d)...     2004           10.07              11.02             0.00
                                                2005           11.02              12.07             0.00
                                                2006           12.07              13.51             0.00
                                                2007           13.51              12.53             0.00
                                                2008           12.53               6.73             0.00

Harris Oakmark International Division(d)...     2004           10.03              11.73             0.00
                                                2005           11.73              13.37             0.00
                                                2006           13.37              17.20             0.00
                                                2007           17.20              16.98             0.00
                                                2008           16.98              10.02             0.00

Janus Forty Division(j)....................     2008          363.33             200.39             0.00

Jennison Growth Division(e)................     2005            9.15              11.08             0.00
                                                2006           11.08              11.33             0.00
                                                2007           11.33              12.60             0.00
                                                2008           12.60               7.97             0.00

Jennison Growth Division (formerly
  Met/Putnam Voyager Division)(a)(e).......     2001           11.09              10.67             0.00
                                                2002           10.67               7.54             0.00
                                                2003            7.54               9.45             0.00
                                                2004            9.45               9.88             0.00
                                                2005            9.88               9.04             0.00

Julius Baer International Stock Division
  (formerly FI International Stock
  Division)(a).............................     2001           10.56              10.34             0.00
                                                2002           10.34               8.48             0.00
                                                2003            8.48              10.81             0.00
                                                2004           10.81              12.73             0.00
                                                2005           12.73              14.95             0.00
                                                2006           14.95              17.34             0.00
                                                2007           17.34              19.04             0.00
                                                2008           19.04              10.59             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Lazard Mid Cap Division(d).................     2004         $ 10.10            $ 10.98             0.00
                                                2005           10.98              11.85             0.00
                                                2006           11.85              13.56             0.00
                                                2007           13.56              13.16             0.00
                                                2008           13.16               8.10             0.00

Legg Mason Partners Aggressive Growth
  Division(d)..............................     2004           10.07              11.03             0.00
                                                2005           11.03              12.50             0.00
                                                2006           12.50              12.25             0.00
                                                2007           12.25              12.51             0.00
                                                2008           12.51               7.60             0.00

Legg Mason Value Equity Division(h)........     2006           12.55              13.55             0.00
                                                2007           13.55              12.72             0.00
                                                2008           12.72               5.77             0.00

Legg Mason Value Equity Division (formerly
  MFS(R) Investors Trust Division)(d)(h)...     2004           10.07              11.24             0.00
                                                2005           11.24              12.01             0.00
                                                2006           12.01              12.61             0.00

Lehman Brothers(R) Aggregate Bond Index
  Division(a)..............................     2001            9.86               9.90             0.00
                                                2002            9.90              10.85             0.00
                                                2003           10.85              11.20             0.00
                                                2004           11.20              11.60             0.00
                                                2005           11.60              11.79             0.00
                                                2006           11.79              12.22             0.00
                                                2007           12.22              13.00             0.00
                                                2008           13.00              13.72             0.00

Loomis Sayles Small Cap Division(a)........     2001           10.14              10.22             0.00
                                                2002           10.22               7.97             0.00
                                                2003            7.97              10.83             0.00
                                                2004           10.83              12.55             0.00
                                                2005           12.55              13.36             0.00
                                                2006           13.36              15.52             0.00
                                                2007           15.52              17.29             0.00
                                                2008           17.29              11.03             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Lord Abbett Bond Debenture Division(a)(c)..     2001         $  9.75            $  9.69             0.00
                                                2002            9.69               9.76             0.00
                                                2003            9.76              11.62             0.00
                                                2004           11.62              12.54             0.00
                                                2005           12.54              12.71             0.00
                                                2006           12.71              13.84             0.00
                                                2007           13.84              14.72             0.00
                                                2008           14.72              11.96             0.00

Met/AIM Small Cap Growth Division(d).......     2004           10.09              10.89             0.00
                                                2005           10.89              11.77             0.00
                                                2006           11.77              13.35             0.00
                                                2007           13.35              14.81             0.00
                                                2008           14.81               9.05             0.00

Met/Franklin Income Division (Class B)(j)..     2008            9.99               8.03             0.00

Met/Franklin Mutual Shares Division (Class
  B)(j)....................................     2008            9.99               6.64             0.00

Met/Franklin Templeton Founding Strategy
  Division (Class B)(j)....................     2008            9.99               7.07             0.00

Met/Templeton Growth Division (Class
  B)(j)....................................     2008            9.99               6.61             0.00

MetLife Mid Cap Stock Index Division(a)....     2001            9.81               9.85             0.00
                                                2002            9.85               8.34             0.00
                                                2003            8.34              11.21             0.00
                                                2004           11.21              12.96             0.00
                                                2005           12.96              14.48             0.00
                                                2006           14.48              15.87             0.00
                                                2007           15.87              17.03             0.00
                                                2008           17.03              10.82             0.00

MetLife Stock Index Division(a)............     2001           10.30              10.14             0.00
                                                2002           10.14               7.83             0.00
                                                2003            7.83              10.00             0.00
                                                2004           10.00              11.00             0.00
                                                2005           11.00              11.46             0.00
                                                2006           11.46              13.17             0.00
                                                2007           13.17              13.80             0.00
                                                2008           13.80               8.64             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

MFS(R) Research International Division(d)..     2004         $ 10.01            $ 11.59             0.00
                                                2005           11.59              13.47             0.00
                                                2006           13.47              17.02             0.00
                                                2007           17.02              19.25             0.00
                                                2008           19.25              11.07             0.00

MFS(R) Total Return Division(d)............     2004           10.04              11.00             0.00
                                                2005           11.00              11.29             0.00
                                                2006           11.29              12.62             0.00
                                                2007           12.62              13.11             0.00
                                                2008           13.11              10.16             0.00

MFS(R) Value Division(a)...................     2001            9.64               9.77             0.00
                                                2002            9.77               8.36             0.00
                                                2003            8.36              10.44             0.00
                                                2004           10.44              11.58             0.00
                                                2005           11.58              11.37             0.00
                                                2006           11.37              13.37             0.00
                                                2007           13.37              12.81             0.00
                                                2008           12.81               8.48             0.00

Morgan Stanley EAFE(R) Index Division(a)...     2001           10.61              10.37             0.00
                                                2002           10.37               8.62             0.00
                                                2003            8.62              11.81             0.00
                                                2004           11.81              14.06             0.00
                                                2005           14.06              15.86             0.00
                                                2006           15.86              19.85             0.00
                                                2007           19.85              21.89             0.00
                                                2008           21.89              12.62             0.00

Neuberger Berman Mid Cap Value
  Division(a)..............................     2001            9.61               9.75             0.00
                                                2002            9.75               8.77             0.00
                                                2003            8.77              11.92             0.00
                                                2004           11.92              14.58             0.00
                                                2005           14.58              16.30             0.00
                                                2006           16.30              18.09             0.00
                                                2007           18.09              18.63             0.00
                                                2008           18.63               9.76             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation
  Division(f)..............................     2005         $  8.36            $  9.15             0.00
                                                2006            9.15               9.82             0.00
                                                2007            9.82              11.19             0.00
                                                2008           11.19               6.04             0.00

Oppenheimer Global Equity Division(a)......     2001           10.22              10.19             0.00
                                                2002           10.19               8.52             0.00
                                                2003            8.52              11.07             0.00
                                                2004           11.07              12.82             0.00
                                                2005           12.82              14.84             0.00
                                                2006           14.84              17.22             0.00
                                                2007           17.22              18.26             0.00
                                                2008           18.26              10.84             0.00

PIMCO Inflation Protected Bond
  Division(g)..............................     2006           11.39              11.59             0.00
                                                2007           11.59              12.82             0.00
                                                2008           12.82              11.91             0.00

PIMCO Total Return Division................     2004            9.99              10.44             0.00
                                                2005           10.44              10.65             0.00
                                                2006           10.65              11.11             0.00
                                                2007           11.11              11.93             0.00
                                                2008           11.93              11.96             0.00

RCM Technology Division(d).................     2004           10.06              10.54             0.00
                                                2005           10.54              11.69             0.00
                                                2006           11.69              12.27             0.00
                                                2007           12.27              16.09             0.00
                                                2008           16.09               8.93             0.00

Russell 2000(R) Index Division(a)..........     2001           10.05              10.17             0.00
                                                2002           10.17               8.06             0.00
                                                2003            8.06              11.72             0.00
                                                2004           11.72              13.74             0.00
                                                2005           13.74              14.30             0.00
                                                2006           14.30              16.79             0.00
                                                2007           16.79              16.46             0.00
                                                2008           16.46              10.89             0.00

SSgA Growth ETF Division(g)................     2006           10.78              11.58             0.00
                                                2007           11.58              12.22             0.00
                                                2008           12.22               8.17             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

SSgA Growth and Income ETF Division(g).....     2006         $ 10.58            $ 11.32             0.00
                                                2007           11.32              11.92             0.00
                                                2008           11.92               8.91             0.00

T. Rowe Price Large Cap Growth
  Division(a)..............................     2001           10.48              10.39             0.00
                                                2002           10.39               7.94             0.00
                                                2003            7.94              10.34             0.00
                                                2004           10.34              11.31             0.00
                                                2005           11.31              12.00             0.00
                                                2006           12.00              13.53             0.00
                                                2007           13.53              14.73             0.00
                                                2008           14.73               8.52             0.00

T. Rowe Price Mid Cap Growth Division(d)...     2004           10.10              11.54             0.00
                                                2005           11.54              13.20             0.00
                                                2006           13.20              14.00             0.00
                                                2007           14.00              16.43             0.00
                                                2008           16.43               9.87             0.00

T. Rowe Price Small Cap Growth
  Division(a)..............................     2001           10.62              10.68             0.00
                                                2002           10.68               7.80             0.00
                                                2003            7.80              10.94             0.00
                                                2004           10.94              12.10             0.00
                                                2005           12.10              13.37             0.00
                                                2006           13.37              13.83             0.00
                                                2007           13.83              15.12             0.00
                                                2008           15.12               9.61             0.00

Western Asset Management Strategic Bond
  Opportunities Division(d)................     2004            9.97              10.66             0.00
                                                2005           10.66              10.91             0.00
                                                2006           10.91              11.41             0.00
                                                2007           11.41              11.82             0.00
                                                2008           11.82              10.00             0.00

Western Asset Management U.S. Government
  Division(d)..............................     2004            9.99              10.31             0.00
                                                2005           10.31              10.44             0.00
                                                2006           10.44              10.82             0.00
                                                2007           10.82              11.24             0.00
                                                2008           11.24              11.15             0.00

---------------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR     END OF YEAR         NUMBER OF
                                                           ACCUMULATION      ACCUMULATION    ACCUMULATION UNITS
INVESTMENT DIVISION                             YEAR        UNIT VALUE        UNIT VALUE         END OF YEAR
---------------------------------------------------------------------------------------------------------------

MetLife Aggressive Allocation Division(f)..     2005         $  9.99            $ 11.23             0.00
                                                2006           11.23              12.98             0.00
                                                2007           12.98              13.37             0.00
                                                2008           13.37               7.95             0.00

MetLife Conservative Allocation
  Division(f)..............................     2005            9.99              10.38             0.00
                                                2006           10.38              11.08             0.00
                                                2007           11.08              11.66             0.00
                                                2008           11.66               9.97             0.00

MetLife Conservative to Moderate Allocation
  Division(f)..............................     2005            9.99              10.61             0.00
                                                2006           10.61              11.59             0.00
                                                2007           11.59              12.12             0.00
                                                2008           12.12               9.48             0.00

MetLife Moderate Allocation Division(f)....     2005            9.99              10.83             0.00
                                                2006           10.83              12.09             0.00
                                                2007           12.09              12.59             0.00
                                                2008           12.59               8.97             0.00

MetLife Moderate to Aggressive Allocation
  Division(f)..............................     2005            9.99              11.06             0.00
                                                2006           11.06              12.61             0.00
                                                2007           12.61              13.07             0.00
                                                2008           13.07               8.46             0.00




---------

A     INCEPTION DATE: DECEMBER 6, 2001.

B THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

C THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

D INCEPTION DATE: MAY 1, 2004. THE BEGINNING ACCUMULATION UNIT VALUE SHOWN IS AS OF THE FIRST BUSINESS DAY, MAY 3, 2004.

E THE ASSETS OF THE MET/PUTNAM VOYAGER DIVISION WERE MERGED INTO THE JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER DIVISION IS NO LONGER AVAILABLE UNDER THE DEFERRED ANNUITY.

F     INCEPTION DATE: MAY 1, 2005.

G     INCEPTION DATE: MAY 1, 2006.

H THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.


I THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.



J     INCEPTION DATE: APRIL 28, 2008.


* WE ARE WAIVING A PORTION OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES



SERIES FUND/TRUST                        LEGAL NAME OF PORTFOLIO/SERIES                 MARKETING NAME
----------------------------------     ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)                  Bond Fund                    American Funds Bond Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                   Capitalization Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund                American Funds Growth-Income
                                                                                           Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                 American Funds Growth Portfolio
METROPOLITAN SERIES FUND, INC.         FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                          (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)


APPENDIX D

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS




The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.



PORTFOLIO MERGER



             Former Portfolio                                  New Portfolio
             ----------------                                  -------------
METROPOLITAN FUND                               METROPOLITAN FUND
  FI Large Cap Portfolio                          BlackRock Legacy Large Cap Growth
                                                Portfolio




PORTFOLIO NAME CHANGES



                Former Name                                      New Name
                -----------                                      --------
MET INVESTORS FUND                              MET INVESTORS FUND
  Cyclical Growth and Income ETF Portfolio        SSgA Growth and Income ETF Portfolio
  Cyclical Growth ETF Portfolio                   SSgA Growth ETF Portfolio
METROPOLITAN FUND                               METROPOLITAN FUND
  Franklin Templeton Small Cap Growth             Loomis Sayles Small Cap Growth
     Portfolio                                  Portfolio
  Harris Oakmark Focused Value Portfolio          Met/Artisan Mid Cap Value Portfolio
  Julius Baer International Stock                 Artio International Stock Portfolio
     Portfolio
  Lehman Brothers(R) Aggregate Bond Index         Barclays Capital Aggregate Bond Index
     Portfolio                                  Portfolio
  Loomis Sayles Small Cap Portfolio               Loomis Sayles Small Cap Core Portfolio

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:


                              Name -----------------------
------------------------
    (Contract Number)

                            Address-----------------------

------------------------           -----------------------
       (Signature)                                    zip




Metropolitan Life Insurance Company
MetLife Retirement & Savings MRVP
P.O. Box 14660
Lexington, KY 40512-4660
Attention: MetLife Asset Builder Unit

                       METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                              METLIFE ASSET BUILDER
                        GROUP DEFERRED ANNUITY CONTRACTS

                                   MAY 1, 2009


                       STATEMENT OF ADDITIONAL INFORMATION
                                FORM N-4  PART B



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Asset Builder Variable Annuity Contracts dated May 1, 2009 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Retirement & Savings-MRVP, P.O. Box 14660, Lexington, KY 40512-4660, Attention: MetLife Asset Builder Unit, Toll Free Phone: (866) 438-6477.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc., Met Investors Series Trust and the American Funds Insurances Series(R) are attached at the end of this Statement of Additional Information.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Asset Builder Variable Annuity Contracts dated May 1, 2009.


                                 --------------

                                TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
Independent Registered Public Accounting Firm.......................................      2
Principal Underwriter...............................................................      2
Distribution and Principal Underwriting Agreement...................................      2
Experience Factor...................................................................      2
Variable Income Payments............................................................      2
Calculating the Annuity Unit Value..................................................      4
Calculating Your Income Payments....................................................      5
Advertisement of the Separate Account...............................................      7
Voting Rights.......................................................................      9
ERISA...............................................................................     10
Withdrawals.........................................................................     10
Accumulation Unit Value Table.......................................................     10
Financial Statements of the Separate Account........................................      1
Financial Statements of MetLife.....................................................    F-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


     The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


PRINCIPAL UNDERWRITER

     MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

     Information about the distribution of the Contracts is contained in the prospectus (see "Who Sells the Deferred Annuities"). Additional information is provided below.

     Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

     The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                            UNDERWRITING COMMISSIONS


                     UNDERWRITING COMMISSIONS PAID    AMOUNT OF UNDERWRITING
                       TO THE DISTRIBUTOR BY THE     COMMISSIONS RETAINED BY
YEAR                            COMPANY                  THE DISTRIBUTOR
----                 -----------------------------   -----------------------
2008...............           $144,689,685                      $0
2007...............           $161,262,394                      $0
2006...............           $135,095,926                      $0








     MetLife has hired Government Employees Mutual Benefit Association ("GEMBA") to perform certain administrative services for their members who purchase the Deferred Annuities. These services include, among others, assistance in the completion of applications and review for their accuracy and completeness, distribution of MetLife approved marketing materials, newsletters and other advertising and mailing of quarterly statements upon receipt from MetLife. The fee paid GEMBA is based upon a percentage of the Account Balances that its members hold in the Contracts.

EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for Deferred Annuities, during Version I of the Pay-Out phase and for Deferred Annuities .000025905 (the daily equivalent of an effective annual rate of .95%) during Version II of the Pay-Out phase and Pay-In phase.

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

PAY-OUT VERSION I

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.


     The Deferred Annuity in the pay-out specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the contract (if no reallocations are made).


     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current rates, which will not be less favorable than the rates used for a currently issued contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the higher rates.

ANNUITY UNIT VALUE

     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

REALLOCATION PRIVILEGE

     When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current single premium fixed income annuity purchase rates on the date of your reallocation (but not less favorable than the annuity purchase rate guaranteed for your group);

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

     When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

     Here are examples of the effect of a reallocation on the income payment:

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well).

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Charges will also be made to the number of annuity units in both investment divisions as well.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 3% and a one day Valuation Period, the factor is 0.99991902, which is the daily discount factor for an effective annual rate of 3%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

                                PAY-OUT VERSION I
                        CALCULATING YOUR INCOME PAYMENTS

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

                Illustration of Calculation of Annuity Unit Value


 1. Annuity Unit Value, beginning of period...................................   $     10.20

 2. "Experience factor" for period............................................      1.023558

 3. Daily adjustment for 3% Assumed Investment Return.........................    0.99991902

 4. (2) X (3).................................................................      1.023475

 5. Annuity Unit Value, end of period (1) X (4)...............................   $     10.44


                        ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE DATE OF
                                 ANNUITIZATION)
           Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Number of Accumulation Units as of Annuity Date...........................        1,500.00

 2. Accumulation Unit Value...................................................      $    11.80

 3. Accumulation Value of the Deferred Annuity (1) X (2)......................      $17,700.00

 4. First monthly income payment per $1,000 of Accumulation Value.............      $     5.52

 5. First monthly income payment (3) X (4) / 1,000............................      $    97.70

 6. Assume Annuity Unit Value as of Annuity Date equal to (see Illustration of
    Calculation of Annuity Unit Value above)..................................      $    10.80

 7. Number of Annuity Units (5) / (6).........................................         9.04630

 8. Assume Annuity Unit Value for the second month equal to (10 days prior to
    payment)..................................................................      $    10.97

 9. Second monthly Annuity Payment (7) X (8)..................................      $    99.24

10. Assume Annuity Unit Value for third month equal to........................      $    10.53

11. Next monthly Annuity Payment (7) X (10)...................................      $    95.26


DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

                               PAY-OUT VERSION II
                        CALCULATING YOUR INCOME PAYMENTS

                     SAMPLE CALCULATION ILLUSTRATING HOW THE
                         ADJUSTMENT FACTOR IS DETERMINED
                       AND APPLIED TO THE INCOME PAYMENTS

Example of Calculation of Investment Factor

a. Assumed net investment performance for the period (.65%)....................      1.00650

b. Assumed interest rate (as specified in your contract) as of the last
   valuation date..............................................................          7.1%

c. Adjustment based on assumed interest rate for the period(1).................      0.99467

d. Investment factor (a) x (c).................................................      1.00114

Example of Calculation of Interest Factor

a. Annuity purchase rate based on prior interest rate (7.1%)(2)................    122.32996

b. Annuity purchase rate based on current interest rate (7.2%)(3)..............    121.37388

c. Interest Factor (a)/(b).....................................................      1.00788

Life annuity for male, age 65

a. First monthly variable income payment due February 1, 2006..................   $   400.00

b. Assumed investment factor for first month*..................................      1.00114

c. Assumed interest factor for first month*....................................      1.00788

d. Adjustment factor (b) x (c).................................................      1.00903

e. Second monthly variable income payment due March 1, 2006 (a) x (d)..........   $   403.61

f. Assumed investment factor for second month*.................................       .99981

g. Assumed interest factor for second month*...................................       .97665

h. Adjustment factor (f) x (g).................................................       .97646

i. Third monthly variable income payment due April 1, 2006 (e) x (h)...........   $   394.11



----------
Notes:

(1) Approximately one month.
(2) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate (as specified in your contract) as of the prior valuation date.
(3) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate as of the current valuation date. However, the interest rate as of the current valuation date is adjusted to reflect the interest rate as of the prior valuation date for the time period from the prior valuation date to the current valuation date.
* Calculated on the income determination date which is 10 days prior to the date the income payment is made.

ADVERTISEMENT OF THE SEPARATE ACCOUNT

PAY-IN PHASE

     From time to time we advertise the performance of various Separate Account investment divisions. This performance will be stated in terms of either yield, "change in Accumulation Unit Value," or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[ ( a - b/ c d + 1)()to the power of
(6) - 1], where "a"
represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value refers to the comparison between values of accumulation units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0))(to the power of annualization factor) ]-1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Average annual total return differs from the change in Accumulation Unit Value because it assumes a steady rate of return and reflects all expenses. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(to the power of n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion).

     Performance may be calculated based upon historical performance of the underlying portfolios of the Metropolitan Fund, the Met Investors Fund and the American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit data is used.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid-Cap(R) Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the account balance in each of these investment divisions and the Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

     Historical performance information should not be relied on as a guarantee of future performance results.

PAY-OUT VERSION I

     We may state performance in terms of "change in Annuity Unit Value," or "average annual total return".

     CHANGE IN ANNUITY UNIT VALUE ("NON-STANDARD PERFORMANCE") is calculated by determining the percentage change in the value of an accumulation or annuity unit for a certain period. These numbers may also be annualized. Change in Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the highest possible Separate Account charge (also known as annualized charge in annuity value).

     AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value) calculations ("Standard Performance") reflect all investment-related and Separate Account charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuities. These figures also assume a steady annual rate of return.

     For purposes of presentation (of Non-Standard Performance), we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit and annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

     We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the investment-related charge.

     We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

     Past performance is no guarantee of future results.

PAY-OUT VERSION II

     From time to time we advertise the performance of various Separate Account investment divisions prior to any calculation that incorporates the interest rate factor or annuity purchase rates, (i.e., the net investment return, less Separate Account charge). Performance will be stated in terms of either yield, "change in value" or "average annual total return" or some combination of the foregoing. Yield, change in value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in value calculations reflect all Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers also may be annualized. Both yield and change in value reflect investment-related and Separate Account charges.

     Average annual return calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return. Average annual total return calculations reflect the highest possible Separate Account charge. We may also show change in value and annualized change in value with the applicable, lower

Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and when that performance is accompanied by average annual total return.

     We may demonstrate hypothetical values of annuity benefits over a specified period based on historical net asset values of the portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the pay-out options of the Deferred Annuity were in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date. We use the actual annuity unit data after the inception date.

     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account which are deemed attributable to all the Deferred Annuities described in the Prospectus at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of the Deferred Annuity attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified plans do not have voting interests through life insurance or annuities and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to qualified plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or the Met Investor Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.




WITHDRAWALS





     We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See
"Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Account for the period permitted by law, but for not more than six months.


ACCUMULATION UNIT VALUE TABLE

     This table shows fluctuations in the Accumulation Unit Values for the Deferred Annuity with a Separate Account charge of 0.65% for each investment division from year-end to year-end. The guaranteed maximum highest separate account charge and lowest separate account charge tables and charts, are in the Prospectus. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


                                   BEGINNING         END         NUMBER OF
                                    OF YEAR        OF YEAR     ACCUMULATION
                                 ACCUMULATION   ACCUMULATION     UNITS END
INVESTMENT DIVISION       YEAR    UNIT VALUE     UNIT VALUE       OF YEAR
-------------------       ----   ------------   ------------   ------------
American Funds Balanced
  Allocation Division
  (Class B)(j).........   2008      $ 10.00        $  7.04            0.00
American Funds Bond
  Division(g)..........   2006        15.86          16.73        3,074.82
                          2007        16.73          17.18        4,257.68
                          2008        17.18          15.47        4,255.34
American Funds Global
  Small Capitalization
  Division(d)..........   2004        10.01          11.36            0.00
                          2005        11.36          14.15            0.00
                          2006        14.15          17.44        2,228.05
                          2007        17.44          21.04        4,586.01
                          2008        21.04           9.71        5,190.83
American Funds Growth
  Allocation Division
  (Class B)(j).........   2008        10.00           6.42            0.00
American Funds Growth
  Division(d)..........   2004        10.08          11.00            0.00
                          2005        11.00          12.70            0.00
                          2006        12.70          13.91        4,187.27
                          2007        13.91          15.53        4,189.58
                          2008        15.53           8.64        4,984.74
American Funds Growth-
  Income Division(d)...   2004        10.06          10.90            0.00
                          2005        10.90          11.46            0.00
                          2006        11.46          13.12            0.00
                          2007        13.12          13.69            0.00
                          2008        13.69           8.45       38,760.35
American Funds Moderate
  Allocation Division
  (Class B)(j).........   2008        10.01           7.73            0.00
BlackRock Aggressive
  Growth Division(a)...   2001        10.75          10.57            0.00
                          2002        10.57           7.48            0.00
                          2003         7.48          10.47            0.00

                                   BEGINNING         END         NUMBER OF
                                    OF YEAR        OF YEAR     ACCUMULATION
                                 ACCUMULATION   ACCUMULATION     UNITS END
INVESTMENT DIVISION       YEAR    UNIT VALUE     UNIT VALUE       OF YEAR
-------------------       ----   ------------   ------------   ------------
                          2004      $ 10.47        $ 11.75            0.00
                          2005        11.75          12.93            0.00
                          2006        12.93          13.71            0.00
                          2007        13.71          16.42            0.00
                          2008        16.42           8.85            0.00
BlackRock Bond Income
  Division(a)(b).......   2001         9.83          10.60            0.00
                          2002        10.60          10.60            0.00
                          2003        10.60          11.14          887.35
                          2004        11.14          11.56          890.00
                          2005        11.56          11.77          890.75
                          2006        11.77          12.21          893.75
                          2007        12.21          12.89          800.14
                          2008        12.89          12.37        4,561.02
BlackRock Diversified
  Division(a)..........   2001        10.21          10.12            0.00
                          2002        10.12           8.66            0.00
                          2003         8.66          10.37            0.00
                          2004        10.37          11.18            0.00
                          2005        11.18          11.45            0.00
                          2006        11.45          12.57            0.00
                          2007        12.57          13.23            0.00
                          2008        13.23           9.88            0.00
BlackRock Large Cap
  Core Division*(i)....   2007        13.20          13.40            0.00
                          2008        13.40           8.37            0.00
Black Rock Large Cap
  Division (formerly
  BlackRock Investment
  Trust Division)......   2001        10.51          10.36            0.00
                          2002        10.36           7.60            0.00
                          2003         7.60           9.84            0.00
                          2004         9.84          10.84            0.00
                          2005        10.84          11.15            0.00
                          2006        11.15          12.65            0.00
                          2007        12.65          13.31            0.00
BlackRock Large Cap
  Value Division(d)....   2004        10.10          11.20            0.00
                          2005        11.20          11.80            0.00
                          2006        11.80          13.99            0.00
                          2007        13.99          14.37            0.00
                          2008        14.37           9.29            0.00
BlackRock Legacy Large
  Cap Growth
  Division(d)..........   2004        10.08          11.12            0.00
                          2005        11.12          11.82            0.00
                          2006        11.82          12.23            0.00
                          2007        12.23          14.43            0.00
                          2008        14.43           9.10            0.00
BlackRock Strategic
  Value Division(a)....   2001        10.81          10.95            0.00
                          2002        10.95           8.56            0.00
                          2003         8.56          12.77           38.53
                          2004        12.77          14.63           35.62
                          2005        14.63          15.14           35.38
                          2006        15.14          17.56           32.69
                          2007        17.56          16.84            0.00
                          2008        16.84          10.31            0.00
Clarion Global Real
  Estate Division(d)...   2004         4.07           2.13            0.00
                          2005         2.13           2.40            0.00
                          2006         2.40           3.29       25,142.94
                          2007         3.29           2.79       25,156.78
                          2008         2.79           1.62       41,520.46
Davis Venture Value
  Division(a)..........   2001        10.49          10.46            0.00
                          2002        10.46           8.69            0.00
                          2003         8.69          11.30           35.03
                          2004        11.30          12.62           33.04
                          2005        12.62          13.83           30.99
                          2006        13.83          15.74        6,215.90
                          2007        15.74          16.36        6,187.05
                          2008        16.36           9.85        6,186.73
FI Large Cap
  Division(g)..........   2006        18.83          19.17            0.00
                          2007        19.17          19.79            0.00
                          2008        19.79          10.85            0.00
FI Mid Cap
  Opportunities
  Division(a)..........   2001        10.55          10.41            0.00
                          2002        10.41           7.34            0.00
                          2003         7.34           9.82          113.51
                          2004         9.82          11.44          113.46
                          2005        11.44          12.15          113.47
                          2006        12.15          13.50          113.47
                          2007        13.50          14.53          113.54
                          2008        14.53           6.45          113.47
FI Value Leaders
  Division(d)..........   2004        10.09          11.45            0.00
                          2005        11.45          12.59            0.00
                          2006        12.59          14.00            0.00
                          2007        14.00          14.50            0.00
                          2008        14.50           8.79            0.00
Franklin Templeton
  Small Cap Growth
  Division(d)..........   2004        10.05          11.21            0.00
                          2005        11.21          11.65            0.00
                          2006        11.65          12.74            0.00
                          2007        12.74          13.23            0.00
                          2008        13.23           7.73            0.00
Harris Oakmark Focused
  Value Division(d)....   2004        10.07          11.00            0.00
                          2005        11.00          12.03            0.00
                          2006        12.03          13.44            0.00
                          2007        13.44          12.44            0.00
                          2008        12.44           6.67            0.00
Harris Oakmark
  International
  Division(d)..........   2004        10.03          11.72            0.00
                          2005        11.72          13.33            0.00
                          2006        13.33          17.11        5,792.17
                          2007        17.11          16.85        5,792.15
                          2008        16.85           9.92        5,792.17
Janus Forty
  Division(j)..........   2008       344.94         189.99            0.00
Jennison Growth
  Division(e)..........   2005         8.70          10.53           20.34
                          2006        10.53          10.75           21.35
                          2007        10.75          11.93            0.00
                          2008        11.93           7.53            0.00
Jennison Growth
  Division (formerly
  Met/Putnam Voyager
  Division)(a)(e)......   2001        10.62          10.21            0.00
                          2002        10.21           7.21            0.00
                          2003         7.21           9.02           21.97
                          2004         9.02           9.41           22.15
                          2005         9.41           8.60           23.02
Julius Baer
  International Stock
  Division (formerly FI
  International Stock
  Division)(a).........   2001        10.42          10.20            0.00
                          2002        10.20           8.36            0.00
                          2003         8.36          10.64            0.00
                          2004        10.64          12.49            0.00
                          2005        12.49          14.65            0.00
                          2006        14.65          16.95            0.00
                          2007        16.95          18.58            0.00
                          2008        18.58          10.31            0.00
Lazard Mid Cap
  Division(d)..........   2004        10.10          10.97            0.00
                          2005        10.97          11.81            0.00
                          2006        11.81          13.49            0.00
                          2007        13.49          13.07            0.00
                          2008        13.07           8.03            0.00
Legg Mason Partners
  Aggressive Growth
  Division(d)..........   2004        10.07          11.02            0.00
                          2005        11.02          12.46            0.00
                          2006        12.46          12.18            0.00
                          2007        12.18          12.42            0.00
                          2008        12.42           7.53            0.00
Legg Mason Value Equity
  Division(h)..........   2006        12.50          13.48            0.00
                          2007        13.48          12.63            0.00
                          2008        12.63           5.71            0.00
Legg Mason Value Equity
  Division (formerly
  MFS(R) Investors
  Trust
  Division)(d)(h)......   2004        10.07          11.23            0.00

                                   BEGINNING         END         NUMBER OF
                                    OF YEAR        OF YEAR     ACCUMULATION
                                 ACCUMULATION   ACCUMULATION     UNITS END
INVESTMENT DIVISION       YEAR    UNIT VALUE     UNIT VALUE       OF YEAR
-------------------       ----   ------------   ------------   ------------
                          2005      $ 11.23        $ 11.97            0.00
                          2006        11.97          12.56            0.00
Lehman Brothers(R)
  Aggregate Bond Index
  Division(a)..........   2001         9.71           9.73            0.00
                          2002         9.73          10.66            0.00
                          2003        10.66          10.98        3,663.85
                          2004        10.98          11.35        5,743.65
                          2005        11.35          11.51        5,785.38
                          2006        11.51          11.91        5,893.24
                          2007        11.91          12.65        5,776.95
                          2008        12.65          13.32       78,386.11
Loomis Sayles Small Cap
  Division(a)..........   2001        10.77          10.86            0.00
                          2002        10.86           8.46            0.00
                          2003         8.46          11.47            0.00
                          2004        11.47          13.26            0.00
                          2005        13.26          14.09            0.00
                          2006        14.09          16.34            0.00
                          2007        16.34          18.17            0.00
                          2008        18.17          11.57            0.00
Lord Abbett Bond
  Debenture
  Division(a)(c).......   2001         9.76           9.69            0.00
                          2002         9.69           9.75            0.00
                          2003         9.75          11.58           42.32
                          2004        11.58          12.48           41.76
                          2005        12.48          12.62           42.44
                          2006        12.62          13.71           41.86
                          2007        13.71          14.56            0.00
                          2008        14.56          11.80            0.00
Met/AIM Small Cap
  Growth Division(d)...   2004        10.09          10.88            0.00
                          2005        10.88          11.73            0.00
                          2006        11.73          13.28            0.00
                          2007        13.28          14.70            0.00
                          2008        14.70           8.96            0.00
Met/Franklin Income
  Division (Class
  B)(j)................   2008         9.99           8.02            0.00
Met/Franklin Mutual
  Shares Division
  (Class B)(j).........   2008         9.99           6.63            0.00
Met/Franklin Templeton
  Founding Strategy
  Division (Class
  B)(j)................   2008         9.99           7.07            0.00
Met/Templeton Growth
  Division (Class
  B)(j)................   2008         9.99           6.60            0.00
MetLife Mid Cap Stock
  Index Division(a)....   2001        10.71          10.76            0.00
                          2002        10.76           9.09            0.00
                          2003         9.09          12.20          356.38
                          2004        12.20          14.06            0.00
                          2005        14.06          15.69            0.00
                          2006        15.69          17.16            0.00
                          2007        17.16          18.37        2,577.01
                          2008        18.37          11.65            0.00
MetLife Stock Index
  Division(a)..........   2001        10.46          10.29            0.00
                          2002        10.29           7.94            0.00
                          2003         7.94          10.12        2,787.75
                          2004        10.12          11.11        7,149.89
                          2005        11.11          11.55       10,744.42
                          2006        11.55          13.25       13,985.26
                          2007        13.25          13.85       15,555.43
                          2008        13.85           8.66       17,690.49
MFS(R) Research
  International
  Division(d)..........   2004        10.01          11.57            0.00
                          2005        11.57          13.43            0.00
                          2006        13.43          16.93            0.00
                          2007        16.93          19.11            0.00
                          2008        19.11          10.96            0.00
MFS(R) Total Return
  Division(d)..........   2004        10.04          10.99            0.00
                          2005        10.99          11.26            0.00
                          2006        11.26          12.55            0.00
                          2007        12.55          13.01            0.00
                          2008        13.01          10.06            0.00
MFS(R) Value
  Division(a)..........   2001        10.55          10.70            0.00
                          2002        10.70           9.12            0.00
                          2003         9.12          11.38           34.80
                          2004        11.38          12.59           33.10
                          2005        12.59          12.34           34.72
                          2006        12.34          14.48           31.70
                          2007        14.48          13.84            0.00
                          2008        13.84           9.15            0.00
Morgan Stanley EAFE(R)
  Index Division(a)....   2001        10.32          10.10            0.00
                          2002        10.10           8.37            0.00
                          2003         8.37          11.44          386.11
                          2004        11.44          13.60            0.00
                          2005        13.60          15.30            0.00
                          2006        15.30          19.12            0.00
                          2007        19.12          21.05            0.00
                          2008        21.05          12.11       16,453.47
Neuberger Berman Mid
  Cap Value
  Division(a)..........   2001        10.57          10.71            0.00
                          2002        10.71           9.62            0.00
                          2003         9.62          13.05            0.00
                          2004        13.05          15.93            0.00
                          2005        15.93          17.77            0.00
                          2006        17.77          19.68            0.00
                          2007        19.68          20.23            0.00
                          2008        20.23          10.58            0.00
Oppenheimer Capital
  Appreciation
  Division(f)..........   2005         8.29           9.06            0.00
                          2006         9.06           9.71            0.00
                          2007         9.71          11.04            0.00
                          2008        11.04           5.94            0.00
Oppenheimer Global
  Equity Division(a)...   2001        10.20          10.16            0.00
                          2002        10.16           8.48            0.00
                          2003         8.48          10.99            0.00
                          2004        10.99          12.71            0.00
                          2005        12.71          14.68            0.00
                          2006        14.68          17.01            0.00
                          2007        17.01          18.00            0.00
                          2008        18.00          10.66          712.68
PIMCO Inflation
  Protected Bond
  Division(g)..........   2006        11.33          11.51       12,865.40
                          2007        11.51          12.70       17,191.54
                          2008        12.70          11.78       65,229.17
PIMCO Total Return
  Division.............   2004         9.99          10.43            0.00
                          2005        10.43          10.62            0.00
                          2006        10.62          11.06        4,600.88
                          2007        11.06          11.85        6,414.25
                          2008        11.85          11.84       23,248.61
RCM Technology
  Division(d)..........   2004        10.06          10.53            0.00
                          2005        10.53          11.65            0.00
                          2006        11.65          12.21            0.00
                          2007        12.21          15.97            0.00
                          2008        15.97           8.84            0.00
Russell 2000(R) Index
  Division(a)..........   2001        10.90          11.03            0.00
                          2002        11.03           8.72            0.00
                          2003         8.72          12.65            0.00
                          2004        12.65          14.81            0.00
                          2005        14.81          15.37            0.00
                          2006        15.37          18.02        2,102.89
                          2007        18.02          17.63        2,104.05
                          2008        17.63          11.65        2,810.42
SSgA Growth ETF
  Division(g)..........   2006        10.77          11.55            0.00
                          2007        11.55          12.16            0.00
                          2008        12.16           8.11            0.00
SSgA Growth and Income
  ETF Division(g)......   2006        10.57          11.29            0.00
                          2007        11.29          11.87            0.00
                          2008        11.87           8.86            0.00
T. Rowe Price Large Cap
  Growth Division(a)...   2001        10.59          10.50            0.00
                          2002        10.50           8.01            0.00
                          2003         8.01          10.41            0.00

                                   BEGINNING         END         NUMBER OF
                                    OF YEAR        OF YEAR     ACCUMULATION
                                 ACCUMULATION   ACCUMULATION     UNITS END
INVESTMENT DIVISION       YEAR    UNIT VALUE     UNIT VALUE       OF YEAR
-------------------       ----   ------------   ------------   ------------
                          2004      $ 10.41        $ 11.37            0.00
                          2005        11.37          12.04            0.00
                          2006        12.04          13.54            0.00
                          2007        13.54          14.72            0.00
                          2008        14.72           8.50       59,657.13
T. Rowe Price Mid Cap
  Growth Division(d)...   2004        10.10          11.52            0.00
                          2005        11.52          13.15            0.00
                          2006        13.15          13.93            0.00
                          2007        13.93          16.31            0.00
                          2008        16.31           9.78            0.00
T. Rowe Price Small Cap
  Growth Division(a)...   2001        11.06          11.12            0.00
                          2002        11.12           8.10            0.00
                          2003         8.10          11.34           97.21
                          2004        11.34          12.51           97.25
                          2005        12.51          13.80           97.22
                          2006        13.80          14.24           97.22
                          2007        14.24          15.55           97.27
                          2008        15.55           9.85           97.22
Western Asset
  Management Strategic
  Bond Opportunities
  Division(d)..........   2004         9.97          10.65            0.00
                          2005        10.65          10.88            0.00
                          2006        10.88          11.35        4,500.27
                          2007        11.35          11.73        6,266.56
                          2008        11.73           9.91        8,628.22
Western Asset
  Management U.S.
  Government
  Division(d)..........   2004         9.99          10.29            0.00
                          2005        10.29          10.40            0.00
                          2006        10.40          10.76            0.00
                          2007        10.76          11.16            0.00
                          2008        11.16          11.05            0.00
MetLife Aggressive
  Allocation
  Division(f)..........   2005         9.99          11.22            0.00
                          2006        11.22          12.94            0.00
                          2007        12.94          13.30            0.00
                          2008        13.30           7.89            0.00
MetLife Conservative
  Allocation
  Division(f)..........   2005         9.99          10.36            0.00
                          2006        10.36          11.04            0.00
                          2007        11.04          11.60            0.00
                          2008        11.60           9.90            0.00
MetLife Conservative to
  Moderate Allocation
  Division(f)..........   2005         9.99          10.59            0.00
                          2006        10.59          11.55            0.00
                          2007        11.55          12.06            0.00
                          2008        12.06           9.41            0.00
MetLife Moderate
  Allocation
  Division(f)..........   2005         9.99          10.81            0.00
                          2006        10.81          12.05            0.00
                          2007        12.05          12.52            0.00
                          2008        12.52           8.90            0.00
MetLife Moderate to
  Aggressive Allocation
  Division(f)..........   2005         9.99          11.04            0.00
                          2006        11.04          12.57            0.00
                          2007        12.57          13.00            0.00
                          2008        13.00           8.40            0.00




----------
(a)   Inception Date: December 6, 2001.
(b) The assets of the State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of State Street Research Income Division.
(c) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of Loomis Sayles High Yield Bond Division.
(d) Inception Date: May 1, 2004. The beginning accumulation rate shown is as of the first business, May 3, 2004.
(e) The assets of the Met/Putnam Voyager Division division were merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Division investment division is no longer available under the Deferred Annuity.
(f)   Inception Date: May 1, 2005.
(g)   Inception Date: May 1, 2006.
(h) The assets of MFS Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS Investors Trust Division.
(i) The assets of BlackRock Large Cap Division (formerly BlackRock Investment Trust Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Division of the Met Investors Fund on April 30, 2007. Accumulation unit values prior to April 30, 2007 are those of the BlackRock Large Cap Division.

(j) Inception Date: May 1, 2008.

* We are waiving a portion of the Separate Account charge for the investment division investing in the BlackRock Large Cap Core Portfolio. Please see the Table of Expenses for more information.

ANNUAL REPORT
DECEMBER 31, 2008

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF
METROPOLITAN LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Appendix A as of December 31, 2008, the related statements of operations for each of the periods presented in the year then ended, and the statements of changes in net assets for each of the periods presented in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2008, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 31, 2009

APPENDIX A

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment
Division
MSF MetLife Stock Index Investment Division
MSF Julius Baer International Stock Investment
Division
MSF FI Mid Cap Opportunities Investment Division
MSF T. Rowe Price Small Cap Growth Investment
Division
MSF Oppenheimer Global Equity Investment Division
MSF MFS Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment
Division
MSF T. Rowe Price Large Cap Growth Investment
Division
MSF Lehman Brothers Aggregate Bond Index
Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division
MSF Jennison Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF MetLife Mid Cap Stock Index Investment
Division
MSF Franklin Templeton Small Cap Growth
Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Money Market Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Investment Division
MSF Harris Oakmark Focused Value Investment
Division
MSF Western Asset Management Strategic Bond
Opportunities Investment Division
MSF Western Asset Management U.S. Government
Investment Division
MSF FI Value Leaders Investment Division
MSF MFS Total Return Investment Division
MSF BlackRock Legacy Large Cap Growth Investment
Division
MSF MetLife Conservative Allocation Investment
Division
MSF MetLife Conservative to Moderate Allocation
Investment Division
MSF MetLife Moderate Allocation Investment
Division
MSF MetLife Moderate to Aggressive Allocation
Investment Division
MSF MetLife Aggressive Allocation Investment
Division
MSF FI Large Cap Investment Division
Fidelity VIP Money Market Investment Division
Fidelity VIP Equity-Income Investment Division

Fidelity VIP Growth Investment Division
Fidelity VIP Investment Grade Bond Investment
Division
Calvert Social Balanced Investment Division
Calvert Social Mid Cap Growth Investment Division
MIST Lord Abbett Bond Debenture Investment
Division
MIST MFS Research International Investment
Division
MIST T. Rowe Price Mid Cap Growth Investment
Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST Lazard Mid Cap Investment Division
MIST Met/AIM Small Cap Growth Investment
Division
MIST Harris Oakmark International Investment
Division
MIST Oppenheimer Capital Appreciation Investment
Division
MIST Legg Mason Partners Aggressive Growth
Investment Division
MIST Third Avenue Small Cap Value Investment
Division
MIST Clarion Global Real Estate Investment Division
MIST Legg Mason Value Equity Investment Division
MIST SSgA Growth ETF Investment Division
MIST SSgA Growth and Income ETF Investment
Division
MIST PIMCO Inflation Protected Bond Investment
Division
MIST Janus Forty Investment Division
MIST BlackRock Large Cap Core Investment Division
Variable B Investment Division
Variable C Investment Division
MIST American Funds Balanced Allocation
Investment Division
MIST American Funds Growth Allocation Investment
Division
MIST American Funds Moderate Allocation
Investment Division
MIST Met/Templeton Growth Investment Division
MIST Met/Franklin Income Investment Division
MIST Met/Franklin Mutual Shares Investment
Division
MIST Met/Franklin Templeton Founding Strategy
Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization
Investment Division
American Funds Bond Investment Division

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                            MSF BLACKROCK       MSF BLACKROCK   MSF METLIFE STOCK     MSF JULIUS BAER
                                              DIVERSIFIED   AGGRESSIVE GROWTH               INDEX INTERNATIONAL STOCK
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 719,505,429       $ 344,652,538     $ 1,968,763,192       $ 168,220,428
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                 219                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           719,505,429         344,652,757       1,968,763,192         168,220,428
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                 287                  --                  --
  Due to Metropolitan
     Life Insurance Company                         1,088               1,599               1,502               1,512
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            1,088               1,886               1,502               1,512
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 719,504,341       $ 344,650,871     $ 1,968,761,690       $ 168,218,916
                                      =================== =================== =================== ===================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 713,987,022       $ 344,361,801     $ 1,954,212,854       $ 167,959,495
  Net assets from contracts in payout           5,517,319             289,070          14,548,836             259,421
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 719,504,341       $ 344,650,871     $ 1,968,761,690       $ 168,218,916
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                                      MSF NEUBERGER
     MSF FI MID CAP   MSF T. ROWE PRICE     MSF OPPENHEIMER                          BERMAN MID CAP   MSF T. ROWE PRICE
      OPPORTUNITIES    SMALL CAP GROWTH       GLOBAL EQUITY       MSF MFS VALUE               VALUE    LARGE CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 254,905,268       $ 136,697,805       $ 137,023,864       $ 215,869,154       $ 280,524,425       $ 131,352,473
                 --                 287                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        254,905,268         136,698,092         137,023,864         215,869,154         280,524,425         131,352,473
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
              1,822               1,902               1,560               1,696               1,422               1,606
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,822               1,902               1,560               1,696               1,422               1,606
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 254,903,446       $ 136,696,190       $ 137,022,304       $ 215,867,458       $ 280,523,003       $ 131,350,867
=================== =================== =================== =================== =================== ===================
      $ 254,467,741       $ 136,501,041       $ 136,937,895       $ 213,342,591       $ 280,334,846       $ 128,149,305
            435,705             195,149              84,409           2,524,867             188,157           3,201,562
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 254,903,446       $ 136,696,190       $ 137,022,304       $ 215,867,458       $ 280,523,003       $ 131,350,867
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                               MSF LEHMAN
                                       BROTHERS AGGREGATE  MSF MORGAN STANLEY    MSF RUSSELL 2000        MSF JENNISON
                                               BOND INDEX          EAFE INDEX               INDEX              GROWTH
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 759,755,215       $ 308,390,976       $ 182,882,674        $ 23,642,653
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           759,755,215         308,390,976         182,882,674          23,642,653
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                         1,354               2,155               2,072               1,379
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            1,354               2,155               2,072               1,379
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 759,753,861       $ 308,388,821       $ 182,880,602        $ 23,641,274
                                      =================== =================== =================== ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units        $ 757,702,477       $ 308,150,781       $ 182,715,962        $ 23,633,034
  Net assets from contracts in payout           2,051,384             238,040             164,640               8,240
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 759,753,861       $ 308,388,821       $ 182,880,602        $ 23,641,274
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                               MSF FRANKLIN
      MSF BLACKROCK         MSF METLIFE TEMPLETON SMALL CAP       MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK
    STRATEGIC VALUE MID CAP STOCK INDEX              GROWTH     LARGE CAP VALUE         BOND INCOME        MONEY MARKET
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 254,884,699       $ 231,340,931        $ 27,325,305       $ 139,486,479       $ 398,661,239        $ 66,589,774
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        254,884,699         231,340,931          27,325,305         139,486,479         398,661,239          66,589,774
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
              2,031               1,683               2,170               1,936               1,457               1,145
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              2,031               1,683               2,170               1,936               1,457               1,145
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 254,882,668       $ 231,339,248        $ 27,323,135       $ 139,484,543       $ 398,659,782        $ 66,588,629
=================== =================== =================== =================== =================== ===================
      $ 254,818,572       $ 231,139,386        $ 27,279,163       $ 139,447,626       $ 397,682,471        $ 66,588,629
             64,096             199,862              43,972              36,917             977,311                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 254,882,668       $ 231,339,248        $ 27,323,135       $ 139,484,543       $ 398,659,782        $ 66,588,629
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                                                    MSF WESTERN ASSET
                                                                                       MSF HARRIS          MANAGEMENT
                                        MSF DAVIS VENTURE   MSF LOOMIS SAYLES     OAKMARK FOCUSED      STRATEGIC BOND
                                                    VALUE           SMALL CAP               VALUE       OPPORTUNITIES
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 337,855,946        $ 87,082,317       $ 153,232,980       $ 198,914,713
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           337,855,946          87,082,317         153,232,980         198,914,713
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                         1,785               1,952               1,791               1,864
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            1,785               1,952               1,791               1,864
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 337,854,161        $ 87,080,365       $ 153,231,189       $ 198,912,849
                                      =================== =================== =================== ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units        $ 337,446,404        $ 86,915,470       $ 153,185,271       $ 198,807,784
  Net assets from contracts in payout             407,757             164,895              45,918             105,065
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 337,854,161        $ 87,080,365       $ 153,231,189       $ 198,912,849
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

  MSF WESTERN ASSET                                               MSF BLACKROCK         MSF METLIFE         MSF METLIFE
         MANAGEMENT        MSF FI VALUE       MSF MFS TOTAL    LEGACY LARGE CAP        CONSERVATIVE     CONSERVATIVE TO
    U.S. GOVERNMENT             LEADERS              RETURN              GROWTH          ALLOCATION MODERATE ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 189,118,116        $ 52,448,466        $ 92,085,896        $ 52,573,233       $ 165,880,716       $ 506,345,374
                 --                  --                  --                  --                  --                  --
                 --                 156                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        189,118,116          52,448,622          92,085,896          52,573,233         165,880,716         506,345,374
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
              1,770               1,736               1,022               1,245               1,062               1,028
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,770               1,736               1,022               1,245               1,062               1,028
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 189,116,346        $ 52,446,886        $ 92,084,874        $ 52,571,988       $ 165,879,654       $ 506,344,346
=================== =================== =================== =================== =================== ===================
      $ 188,999,088        $ 52,423,622        $ 91,994,567        $ 52,545,219       $ 165,879,619       $ 506,013,089
            117,258              23,264              90,307              26,769                  35             331,257
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      $ 189,116,346        $ 52,446,886        $ 92,084,874        $ 52,571,988       $ 165,879,654       $ 506,344,346
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                                                    MSF METLIFE
                                              MSF METLIFE           MODERATE TO           MSF METLIFE
                                      MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION    MSF FI LARGE CAP
                                      INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- --------------------- --------------------- -------------------
ASSETS:
  Investments at fair value               $ 1,210,837,752         $ 974,542,332          $ 54,042,897         $ 5,660,708
  Other receivables                                    --                    --                    --                  --
  Due from Metropolitan
     Life Insurance Company                            --                    --                    --                  --
                                      ------------------- --------------------- --------------------- -------------------
       Total Assets                         1,210,837,752           974,542,332            54,042,897           5,660,708
                                      ------------------- --------------------- --------------------- -------------------
LIABILITIES:
  Other payables                                       --                    --                    --                  --
  Due to Metropolitan
     Life Insurance Company                           907                   919                 1,131                 809
                                      ------------------- --------------------- --------------------- -------------------
       Total Liabilities                              907                   919                 1,131                 809
                                      ------------------- --------------------- --------------------- -------------------
NET ASSETS                                $ 1,210,836,845         $ 974,541,413          $ 54,041,766         $ 5,659,899
                                      =================== ===================== ===================== ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units      $ 1,210,212,099         $ 971,933,929          $ 52,809,047         $ 5,659,899
  Net assets from contracts in payout             624,746             2,607,484             1,232,719                  --
                                      ------------------- --------------------- --------------------- -------------------
       Total Net Assets                   $ 1,210,836,845         $ 974,541,413          $ 54,041,766         $ 5,659,899
                                      =================== ===================== ===================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                   FIDELITY VIP
 FIDELITY VIP MONEY        FIDELITY VIP                        INVESTMENT GRADE      CALVERT SOCIAL      CALVERT SOCIAL
             MARKET       EQUITY-INCOME FIDELITY VIP GROWTH                BOND            BALANCED      MID CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 14,823,293        $ 57,286,750        $ 65,868,929        $ 17,363,023        $ 39,626,374         $ 7,315,075
                 --                  --                  --                  --                  --                  --
                 --                   3                   7                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
         14,823,293          57,286,753          65,868,936          17,363,023          39,626,374           7,315,075
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
                 13                  --                  --                   1                 624                  66
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 13                  --                  --                   1                 624                  66
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 14,823,280        $ 57,286,753        $ 65,868,936        $ 17,363,022        $ 39,625,750         $ 7,315,009
=================== =================== =================== =================== =================== ===================
       $ 14,823,280        $ 57,286,753        $ 65,868,936        $ 17,363,022        $ 39,625,750         $ 7,315,009
                 --                  --                  --                  --                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       $ 14,823,280        $ 57,286,753        $ 65,868,936        $ 17,363,022        $ 39,625,750         $ 7,315,009
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                         MIST LORD ABBETT   MIST MFS RESEARCH  MIST T. ROWE PRICE    MIST PIMCO TOTAL
                                           BOND DEBENTURE       INTERNATIONAL      MID CAP GROWTH              RETURN
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                 $ 173,953,713       $ 169,988,355       $ 116,816,618       $ 481,435,223
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                           173,953,713         169,988,355         116,816,618         481,435,223
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                         1,775               1,690               1,753               1,492
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                            1,775               1,690               1,753               1,492
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                  $ 173,951,938       $ 169,986,665       $ 116,814,865       $ 481,433,731
                                      =================== =================== =================== ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units        $ 173,796,839       $ 169,933,571       $ 116,761,148       $ 481,159,353
  Net assets from contracts in payout             155,099              53,094              53,717             274,378
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                     $ 173,951,938       $ 169,986,665       $ 116,814,865       $ 481,433,731
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                                                    MIST HARRIS                          MIST LEGG MASON
           MIST RCM         MIST LAZARD        MIST MET/AIM             OAKMARK     MIST OPPENHEIMER PARTNERS AGGRESSIVE
         TECHNOLOGY             MID CAP    SMALL CAP GROWTH       INTERNATIONAL CAPITAL APPRECIATION              GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
       $ 52,973,484        $ 36,152,911        $ 19,718,856       $ 167,005,190         $ 19,599,325        $ 15,531,861
                 --                  --                  --                  --                   --                  --
                 --                  --                  --                  --                   --                  --
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
         52,973,484          36,152,911          19,718,856         167,005,190           19,599,325          15,531,861
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
                 --                  --                  --                  --                   --                  --
              1,888               1,856               2,092               1,686                1,428               1,469
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
              1,888               1,856               2,092               1,686                1,428               1,469
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
       $ 52,971,596        $ 36,151,055        $ 19,716,764       $ 167,003,504         $ 19,597,897        $ 15,530,392
=================== =================== =================== =================== ==================== ===================
       $ 52,965,789        $ 36,121,798        $ 19,716,343       $ 166,948,830         $ 19,596,084        $ 15,528,150
              5,807              29,257                 421              54,674                1,813               2,242
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
       $ 52,971,596        $ 36,151,055        $ 19,716,764       $ 167,003,504         $ 19,597,897        $ 15,530,392
=================== =================== =================== =================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                        MIST THIRD AVENUE MIST CLARION GLOBAL     MIST LEGG MASON    MIST SSGA GROWTH
                                          SMALL CAP VALUE         REAL ESTATE        VALUE EQUITY                 ETF
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                   $ 5,140,822       $ 153,314,432        $ 14,232,931         $ 6,835,860
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                             5,140,822         153,314,432          14,232,931           6,835,860
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                           377               1,413               1,558               1,278
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                              377               1,413               1,558               1,278
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                    $ 5,140,445       $ 153,313,019        $ 14,231,373         $ 6,834,582
                                      =================== =================== =================== ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units          $ 5,140,445       $ 153,231,167        $ 14,228,972         $ 6,834,582
  Net assets from contracts in payout                  --              81,852               2,401                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                       $ 5,140,445       $ 153,313,019        $ 14,231,373         $ 6,834,582
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                             MIST PIMCO
   MIST SSGA GROWTH INFLATION PROTECTED                          MIST BLACKROCK
     AND INCOME ETF                BOND    MIST JANUS FORTY      LARGE CAP CORE          VARIABLE B          VARIABLE C
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 8,768,518       $ 184,376,932       $ 139,406,933       $ 589,512,738        $ 14,787,959         $ 1,191,323
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                  --                  --                  18
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          8,768,518         184,376,932         139,406,933         589,512,738          14,787,959           1,191,341
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
              1,067               1,197               1,238               1,969                  33                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              1,067               1,197               1,238               1,969                  33                   1
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 8,767,451       $ 184,375,735       $ 139,405,695       $ 589,510,769        $ 14,787,926         $ 1,191,340
=================== =================== =================== =================== =================== ===================
        $ 8,767,451       $ 184,284,351       $ 139,397,786       $ 585,878,899        $ 14,419,000         $ 1,191,340
                 --              91,384               7,909           3,631,870             368,926                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 8,767,451       $ 184,375,735       $ 139,405,695       $ 589,510,769        $ 14,787,926         $ 1,191,340
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2008

                                            MIST AMERICAN       MIST AMERICAN       MIST AMERICAN
                                           FUNDS BALANCED        FUNDS GROWTH      FUNDS MODERATE  MIST MET/TEMPLETON
                                               ALLOCATION          ALLOCATION          ALLOCATION              GROWTH
                                      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                      ------------------- ------------------- ------------------- -------------------
ASSETS:
  Investments at fair value                  $ 63,742,012        $ 99,007,477       $ 116,912,607         $ 2,168,441
  Other receivables                                    --                  --                  --                  --
  Due from Metropolitan
     Life Insurance Company                            --                  --                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Assets                            63,742,012          99,007,477         116,912,607           2,168,441
                                      ------------------- ------------------- ------------------- -------------------
LIABILITIES:
  Other payables                                       --                  --                  --                  --
  Due to Metropolitan
     Life Insurance Company                           926                 778                 756                 584
                                      ------------------- ------------------- ------------------- -------------------
       Total Liabilities                              926                 778                 756                 584
                                      ------------------- ------------------- ------------------- -------------------
NET ASSETS                                   $ 63,741,086        $ 99,006,699       $ 116,911,851         $ 2,167,857
                                      =================== =================== =================== ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units         $ 63,732,012        $ 98,998,409       $ 116,911,851         $ 2,167,857
  Net assets from contracts in payout               9,074               8,290                  --                  --
                                      ------------------- ------------------- ------------------- -------------------
       Total Net Assets                      $ 63,741,086        $ 99,006,699       $ 116,911,851         $ 2,167,857
                                      =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

                                          MIST MET/FRANKLIN                                              AMERICAN FUNDS
  MIST MET/FRANKLIN   MIST MET/FRANKLIN  TEMPLETON FOUNDING      AMERICAN FUNDS      AMERICAN FUNDS        GLOBAL SMALL
             INCOME       MUTUAL SHARES            STRATEGY              GROWTH       GROWTH-INCOME      CAPITALIZATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 8,487,795         $ 4,603,107        $ 19,767,715       $ 745,810,114       $ 506,871,758       $ 312,336,430
                 --                  --                  --                  --                  --                  --
                 --                  --                  --                   6                  --                  --
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          8,487,795           4,603,107          19,767,715         745,810,120         506,871,758         312,336,430
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                 --                  --                  --                  --                  --                  --
                803                 687                 767               1,492               1,769               2,064
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
                803                 687                 767               1,492               1,769               2,064
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 8,486,992         $ 4,602,420        $ 19,766,948       $ 745,808,628       $ 506,869,989       $ 312,334,366
=================== =================== =================== =================== =================== ===================
        $ 8,486,992         $ 4,602,420        $ 19,766,948       $ 745,503,582       $ 506,667,199       $ 312,223,823
                 --                  --                  --             305,046             202,790             110,543
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        $ 8,486,992         $ 4,602,420        $ 19,766,948       $ 745,808,628       $ 506,869,989       $ 312,334,366
=================== =================== =================== =================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2008

                                                    AMERICAN FUNDS
                                                              BOND
                                               INVESTMENT DIVISION
                                               -------------------
ASSETS:
  Investments at fair value                          $ 126,246,128
  Other receivables                                             --
  Due from Metropolitan Life Insurance Company                  --
                                               -------------------
       Total Assets                                    126,246,128
                                               -------------------
LIABILITIES:
  Other payables                                                --
  Due to Metropolitan Life Insurance Company                 1,591
                                               -------------------
       Total Liabilities                                     1,591
                                               -------------------
NET ASSETS                                           $ 126,244,537
                                               ===================
CONTRACT OWNER'S EQUITY
  Net assets from accumulation units                 $ 125,965,099
  Net assets from contracts in payout                      279,438
                                               -------------------
       Total Net Assets                              $ 126,244,537
                                               ===================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                               MSF BLACKROCK          MSF BLACKROCK      MSF METLIFE STOCK        MSF JULIUS BAER
                                                 DIVERSIFIED      AGGRESSIVE GROWTH                  INDEX    INTERNATIONAL STOCK
                                         INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                         ---------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                 $ 27,018,369                   $ --           $ 51,500,668            $ 7,448,696
                                         ---------------------- ---------------------- ---------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                    9,990,738              5,679,708             28,209,867              2,530,568
      Administrative charges                       1,934,314              1,124,822              5,686,906                525,038
                                         ---------------------- ---------------------- ---------------------- --------------------
        Total expenses                            11,925,052              6,804,530             33,896,773              3,055,606
                                         ---------------------- ---------------------- ---------------------- --------------------
           Net investment income (loss) .         15,093,317             (6,804,530)            17,603,895              4,393,090
                                         ---------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 10,620,443                     --            115,182,656             29,538,566
      Realized gains (losses) on sale of
        investments                              (16,558,882)             5,954,871            (10,758,603)              (886,827)
                                         ---------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)            (5,938,439)             5,954,871            104,424,053             28,651,739
                                         ---------------------- ---------------------- ---------------------- --------------------
      Change in unrealized gains (losses)
        on investments                          (287,815,793)          (306,582,797)        (1,329,511,835)          (171,494,955)
                                         ---------------------- ---------------------- ---------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments                 (293,754,232)          (300,627,926)        (1,225,087,782)          (142,843,216)
                                         ---------------------- ---------------------- ---------------------- --------------------
      Net increase (decrease) in net
        assets resulting from operations      $ (278,660,915)        $ (307,432,456)      $ (1,207,483,887)        $ (138,450,126)
                                         ====================== ====================== ====================== ====================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                                                                                               MSF NEUBERGER
     MSF FI MID CAP     MSF T. ROWE PRICE       MSF OPPENHEIMER                               BERMAN MID CAP     MSF T. ROWE PRICE
      OPPORTUNITIES      SMALL CAP GROWTH         GLOBAL EQUITY         MSF MFS VALUE                  VALUE      LARGE CAP GROWTH
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
        $ 1,790,311                  $ --           $ 4,214,154           $ 5,386,703           $ 3,155,724             $915,588
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
          4,693,738             1,950,592             2,061,385             3,135,585             4,767,535             2,080,861
            945,685               397,878               426,165               655,703             1,009,668               423,344
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
          5,639,423             2,348,470             2,487,550             3,791,288             5,777,203             2,504,205
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
         (3,849,112)           (2,348,470)            1,726,604             1,595,415            (2,621,479)           (1,588,617)
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
                 --            37,901,589             7,583,669            66,077,544             5,561,514            11,191,091
        (11,078,849)            1,687,795               207,176           (52,583,794)           (8,728,012)            1,095,906
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
        (11,078,849)           39,589,384             7,790,845            13,493,750            (3,166,498)           12,286,997
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
       (311,831,109)         (119,226,170)         (110,012,034)         (136,212,289)         (253,817,998)         (111,120,466)
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
       (322,909,958)          (79,636,786)         (102,221,189)         (122,718,539)         (256,984,496)          (98,833,469)
--------------------- --------------------- --------------------- --------------------- ---------------------- -------------------
     $ (326,759,070)        $ (81,985,256)       $ (100,494,585)       $ (121,123,124)       $ (259,605,975)       $ (100,422,086)
===================== ===================== ===================== ===================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                     MSF LEHMAN
                                             BROTHERS AGGREGATE  MSF MORGAN STANLEY       MSF RUSSELL 2000           MSF JENNISON
                                                     BOND INDEX          EAFE INDEX                  INDEX                 GROWTH
                                            INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                            ------------------- ---------------------- ---------------------- --------------------
INVESTMENT INCOME:
      Dividends                                    $ 39,809,989        $ 11,590,326            $ 2,804,071              $ 771,181
                                            ------------------- ---------------------- ---------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                       9,652,038           4,430,182              2,551,572                353,872
      Administrative charges                          2,064,201             941,637                533,480                 72,294
                                            ------------------- ---------------------- ---------------------- --------------------
        Total expenses                               11,716,239           5,371,819              3,085,052                426,166
                                            ------------------- ---------------------- ---------------------- --------------------
           Net investment income (loss) .            28,093,750           6,218,507               (280,981)               345,015
                                            ------------------- ---------------------- ---------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                            --          16,975,278             12,237,216              2,781,644
      Realized gains (losses) on sale of
        investments                                   1,849,939           6,342,547             (4,186,063)              (918,511)
                                            ------------------- ---------------------- ---------------------- --------------------
           Net realized gains (losses)                1,849,939          23,317,825              8,051,153              1,863,133
                                            ------------------- ---------------------- ---------------------- --------------------
      Change in unrealized gains (losses)
        on investments                                4,218,222        (246,513,229)          (103,961,893)           (16,802,485)
                                            ------------------- ---------------------- ---------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments                       6,068,161        (223,195,404)           (95,910,740)           (14,939,352)
                                            ------------------- ---------------------- ---------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations                  $ 34,161,911      $ (216,976,897)         $ (96,191,721)         $ (14,594,337)
                                            =================== ====================== ====================== ====================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                                                   MSF FRANKLIN
      MSF BLACKROCK           MSF METLIFE   TEMPLETON SMALL CAP          MSF BLACKROCK          MSF BLACKROCK         MSF BLACKROCK
    STRATEGIC VALUE   MID CAP STOCK INDEX                GROWTH        LARGE CAP VALUE            BOND INCOME          MONEY MARKET
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
        $ 1,618,807          $ 4,087,062                  $ --            $ 1,103,197           $ 24,088,191           $ 1,336,821
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
          4,046,687            3,319,815               408,667              1,954,164              4,957,805               660,999
            845,522              702,923                87,026                427,823              1,029,922               130,332
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
          4,892,209            4,022,738               495,693              2,381,987              5,987,727               791,331
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
         (3,273,402)              64,324              (495,693)            (1,278,790)            18,100,464               545,490
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
         38,408,944           29,914,462             3,996,634              3,028,129                     --                    --
        (27,068,109)          (2,636,748)           (2,146,790)            (4,568,986)            (3,943,949)                   --
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
         11,340,835           27,277,714             1,849,844             (1,540,857)            (3,943,949)
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
       (183,469,412)        (158,842,520)          (21,285,688)           (74,651,878)           (37,593,526)                   --
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
       (172,128,577)        (131,564,806)          (19,435,844)           (76,192,735)           (41,537,475)                   --
--------------------- --------------------- --------------------- ---------------------- ---------------------- -------------------
     $ (175,401,979)      $ (131,500,482)        $ (19,931,537)         $ (77,471,525)         $ (23,437,011)            $ 545,490
===================== ===================== ===================== ====================== ====================== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                                                  MSF WESTERN ASSET
                                                                                                   MSF HARRIS            MANAGEMENT
                                              MSF DAVIS VENTURE      MSF LOOMIS SAYLES        OAKMARK FOCUSED        STRATEGIC BOND
                                                          VALUE              SMALL CAP                  VALUE         OPPORTUNITIES
                                            INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                            ---------------------- ---------------------- --------------------- -------------------
INVESTMENT INCOME:
      Dividends                                     $ 5,540,163                   $ --              $ 569,427          $ 10,427,758
                                            ---------------------- ---------------------- --------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges                                       5,011,666              1,235,937              2,641,484             2,789,113
      Administrative charges                          1,098,371                266,543                559,987               658,444
                                            ---------------------- ---------------------- --------------------- -------------------
        Total expenses                                6,110,037              1,502,480              3,201,471             3,447,557
                                            ---------------------- ---------------------- --------------------- -------------------
           Net investment income (loss) .              (569,874)            (1,502,480)            (2,632,044)            6,980,201
                                            ---------------------- ---------------------- --------------------- -------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     2,678,826             19,326,180             30,079,740             1,609,895
      Realized gains (losses) on sale of
        investments                                   1,640,660             (6,188,727)           (21,516,510)           (7,267,684)
                                            ---------------------- ---------------------- --------------------- -------------------
           Net realized gains (losses)                4,319,486             13,137,453              8,563,230            (5,657,789)
                                            ---------------------- ---------------------- --------------------- -------------------
      Change in unrealized gains (losses)
        on investments                             (231,226,504)           (62,154,742)          (147,799,720)          (46,018,322)
                                            ---------------------- ---------------------- --------------------- -------------------
      Net realized and unrealized gains
        (losses) on investments                    (226,907,018)           (49,017,289)          (139,236,490)          (51,676,111)
                                            ---------------------- ---------------------- --------------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations                $ (227,476,892)         $ (50,519,769)        $ (141,868,534)        $ (44,695,910)
                                            ====================== ====================== ===================== ===================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

        MSF WESTERN                                                     MSF BLACKROCK           MSF METLIFE           MSF METLIFE
   ASSET MANAGEMENT          MSF FI VALUE         MSF MFS TOTAL      LEGACY LARGE CAP          CONSERVATIVE       CONSERVATIVE TO
    U.S. GOVERNMENT               LEADERS                RETURN                GROWTH            ALLOCATION   MODERATE ALLOCATION
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
        $ 8,760,641           $ 1,277,760           $ 4,173,113             $ 119,226           $ 1,517,398           $ 5,707,345
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
          2,287,821               809,148             1,143,384               659,426             1,778,530             5,756,840
            501,135               178,347               250,200               140,745               395,768             1,291,836
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
          2,788,956               987,495             1,393,584               800,171             2,174,298             7,048,676
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
          5,971,685               290,265             2,779,529              (680,945)             (656,900)           (1,341,331)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
                 --             8,061,678             9,384,954                    --             1,336,303             5,952,859
           (819,931)           (5,190,297)           (4,122,629)             (670,672)           (1,989,311)           (4,147,809)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
           (819,931)            2,871,381             5,262,325              (670,672)             (653,008)            1,805,050
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         (9,157,472)          (39,737,354)          (37,985,168)          (25,252,337)          (26,911,119)         (135,592,725)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         (9,977,403)          (36,865,973)          (32,722,843)          (25,923,009)          (27,564,127)         (133,787,675)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
       $ (4,005,718)        $ (36,575,708)        $ (29,943,314)        $ (26,603,954)        $ (28,221,027)       $ (135,129,006)
===================== ===================== ===================== ===================== ===================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                        MSF METLIFE
                                                 MSF METLIFE            MODERATE TO             MSF METLIFE
                                         MODERATE ALLOCATION  AGGRESSIVE ALLOCATION   AGGRESSIVE ALLOCATION      MSF FI LARGE CAP
                                         INVESTMENT DIVISION    INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION
                                         -------------------- ----------------------- ----------------------- --------------------
INVESTMENT INCOME:
      Dividends                                 $ 10,446,088            $ 6,763,637               $ 404,948                  $ --
                                         -------------------- ----------------------- ----------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                   14,169,702             12,117,556                 728,064                65,013
      Administrative charges                       3,221,046              2,745,922                 168,902                14,333
                                         -------------------- ----------------------- ----------------------- --------------------
        Total expenses                            17,390,748             14,863,478                 896,966                79,346
                                         -------------------- ----------------------- ----------------------- --------------------
           Net investment income (loss)           (6,944,660)            (8,099,841)               (492,018)              (79,346)
                                         -------------------- ----------------------- ----------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                 16,703,877             18,062,072               2,063,244                    --
      Realized gains (losses) on sale of
        investments                               (7,178,153)            (8,626,491)             (2,535,486)             (422,031)
                                         -------------------- ----------------------- ----------------------- --------------------
           Net realized gains (losses)             9,525,724              9,435,581                (472,242)             (422,031)
                                         -------------------- ----------------------- ----------------------- --------------------
      Change in unrealized gains (losses)
        on investments                          (459,107,249)          (488,346,641)            (34,425,691)           (3,050,418)
                                         -------------------- ----------------------- ----------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments                 (449,581,525)          (478,911,060)            (34,897,933)           (3,472,449)
                                         -------------------- ----------------------- ----------------------- --------------------
      Net increase (decrease) in net
        assets resulting from operations      $ (456,526,185)        $ (487,010,901)          $ (35,389,951)         $ (3,551,795)
                                         ==================== ======================= ======================= ====================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                                                                         FIDELITY VIP
 FIDELITY VIP MONEY        FIDELITY VIP                              INVESTMENT GRADE         CALVERT SOCIAL       CALVERT SOCIAL
             MARKET       EQUITY-INCOME    FIDELITY VIP GROWTH                   BOND               BALANCED       MID CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
          $ 476,603         $ 2,129,862              $ 849,577              $ 838,805            $ 1,323,064                 $ --
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
            119,158             688,428                829,189                145,233                514,857               78,075
             32,060             162,538                194,141                 38,947                 98,266               20,922
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
            151,218             850,966              1,023,330                184,180                613,123               98,997
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
            325,385           1,278,896               (173,753)               654,625                709,941              (98,997)
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
                 --              98,851                     --                 16,287                739,130               71,879
                 --          (3,150,137)            (1,666,048)              (226,613)              (864,803)             137,442
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
                 --          (3,051,286)            (1,666,048)              (210,326)              (125,673)             209,321
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
                 --         (45,260,016)           (61,901,896)            (1,252,833)           (19,774,020)          (4,605,855)
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
                 --         (48,311,302)           (63,567,944)            (1,463,159)           (19,899,693)          (4,396,534)
------------------- ---------------------- ---------------------- ---------------------- -------------------- --------------------
          $ 325,385       $ (47,032,406)         $ (63,741,697)            $ (808,534)         $ (19,189,752)        $ (4,495,531)
=================== ====================== ====================== ====================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                               MIST LORD ABBETT      MIST MFS RESEARCH     MIST T. ROWE PRICE     MIST PIMCO TOTAL
                                                 BOND DEBENTURE          INTERNATIONAL         MID CAP GROWTH               RETURN
                                            INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION
                                            ---------------------- ---------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                     $ 9,549,645            $ 3,794,193               $ 34,818         $ 19,697,044
                                            ---------------------- ---------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                       2,406,692              2,279,297              1,758,111            5,557,903
      Administrative charges                            518,876                493,740                373,804            1,211,971
                                            ---------------------- ---------------------- -------------------- --------------------
        Total expenses                                2,925,568              2,773,037              2,131,915            6,769,874
                                            ---------------------- ---------------------- -------------------- --------------------
           Net investment income (loss)               6,624,077              1,021,156             (2,097,097)          12,927,170
                                            ---------------------- ---------------------- -------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                     3,402,995             20,792,461             19,219,639           12,454,035
      Realized gains (losses) on sale of
        investments                                  (5,171,820)           (10,709,339)            (4,202,691)            (966,377)
                                            ---------------------- ---------------------- -------------------- --------------------
           Net realized gains (losses)               (1,768,825)            10,083,122             15,016,948           11,487,658
                                            ---------------------- ---------------------- -------------------- --------------------
      Change in unrealized gains (losses)
        on investments                              (51,664,533)          (134,576,886)           (91,290,543)         (31,136,212)
                                            ---------------------- ---------------------- -------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments                     (53,433,358)          (124,493,764)           (76,273,595)         (19,648,554)
                                            ---------------------- ---------------------- -------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations                 $ (46,809,281)        $ (123,472,608)         $ (78,370,692)        $ (6,721,384)
                                            ====================== ====================== ==================== ====================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                                                                          MIST HARRIS                                    MIST LEGG
           MIST RCM      MIST LAZARD MID           MIST MET/AIM               OAKMARK       MIST OPPENHEIMER        MASON PARTNERS
         TECHNOLOGY                  CAP       SMALL CAP GROWTH         INTERNATIONAL   CAPITAL APPRECIATION     AGGRESSIVE GROWTH
INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
       $ 11,522,149            $ 542,619                   $ --           $ 4,338,583              $ 957,085               $ 1,631
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
            922,802              577,127                303,981             2,716,255                303,117               237,758
            194,037              125,169                 64,909               594,454                 64,883                49,506
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
          1,116,839              702,296                368,890             3,310,709                368,000               287,264
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
         10,405,310             (159,677)              (368,890)            1,027,874                589,085              (285,633)
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
         24,250,593            4,182,174              2,565,478            44,083,954              7,574,969               184,416
        (12,556,603)          (5,872,170)            (1,261,796)          (25,719,969)            (2,109,855)           (1,593,479)
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
         11,693,990           (1,689,996)             1,303,682            18,363,985              5,465,114            (1,409,063)
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
        (69,324,906)         (22,366,432)           (13,977,407)         (150,086,242)           (21,467,507)           (8,851,362)
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
        (57,630,916)         (24,056,428)           (12,673,725)         (131,722,257)           (16,002,393)          (10,260,425)
-------------------- ---------------------- --------------------- --------------------- ---------------------- --------------------
      $ (47,225,606)       $ (24,216,105)         $ (13,042,615)       $ (130,694,383)         $ (15,413,308)        $ (10,546,058)
==================== ====================== ===================== ===================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                              MIST THIRD AVENUE    MIST CLARION GLOBAL       MIST LEGG MASON      MIST SSGA GROWTH
                                                SMALL CAP VALUE            REAL ESTATE          VALUE EQUITY                   ETF
                                            INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                            ---------------------- --------------------- --------------------- --------------------
INVESTMENT INCOME:
      Dividends                                        $ 43,813            $ 3,892,248              $ 31,064             $ 145,069
                                            ---------------------- --------------------- --------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                          55,093              2,476,280               243,454               104,631
      Administrative charges                             14,932                538,345                51,357                22,690
                                            ---------------------- --------------------- --------------------- --------------------
        Total expenses                                   70,025              3,014,625               294,811               127,321
                                            ---------------------- --------------------- --------------------- --------------------
           Net investment income (loss)                 (26,212)               877,623              (263,747)               17,748
                                            ---------------------- --------------------- --------------------- --------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                       400,695             22,702,185               994,313               209,116
      Realized gains (losses) on sale of
        investments                                    (182,577)           (18,120,212)           (2,135,384)             (990,603)
                                            ---------------------- --------------------- --------------------- --------------------
           Net realized gains (losses)                  218,118              4,581,973            (1,141,071)             (781,487)
                                            ---------------------- --------------------- --------------------- --------------------
      Change in unrealized gains (losses)
        on investments                               (2,248,427)          (118,403,745)          (15,608,813)           (3,117,487)
                                            ---------------------- --------------------- --------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments                      (2,030,309)          (113,821,772)          (16,749,884)           (3,898,974)
                                            ---------------------- --------------------- --------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations                  $ (2,056,521)        $ (112,944,149)        $ (17,013,631)         $ (3,881,226)
                                            ====================== ===================== ===================== ====================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                               MIST PIMCO
   MIST SSGA GROWTH   INFLATION PROTECTED                              MIST BLACKROCK
     AND INCOME ETF                  BOND      MIST JANUS FORTY        LARGE CAP CORE            VARIABLE B            VARIABLE C
INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
          $ 109,437           $ 5,854,935           $ 6,531,461           $ 5,958,649             $ 155,183              $ 12,822
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
             75,008             1,824,970             1,492,091             8,124,593               196,021                 5,701
             16,139               394,774               319,606             1,706,770                    --                    --
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
             91,147             2,219,744             1,811,697             9,831,363               196,021                 5,701
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
             18,290             3,635,191             4,719,764            (3,872,714)              (40,838)                7,121
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
            131,513               320,536             2,834,948            39,534,457             1,013,703                83,754
           (268,529)           (4,288,676)           (5,851,116)          (35,311,954)           (1,125,232)              (73,333)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
           (137,016)           (3,968,140)           (3,016,168)            4,222,503              (111,529)               10,421
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         (2,073,544)          (24,763,988)          (89,296,980)         (388,077,399)           (9,765,246)             (789,938)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         (2,210,560)          (28,732,128)          (92,313,148)         (383,854,896)           (9,876,775)             (779,517)
--------------------- --------------------- --------------------- --------------------- --------------------- --------------------
       $ (2,192,270)        $ (25,096,937)        $ (87,593,384)       $ (387,727,610)         $ (9,917,613)           $ (772,396)
===================== ===================== ===================== ===================== ===================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                  MIST AMERICAN         MIST AMERICAN         MIST AMERICAN
                                                 FUNDS BALANCED          FUNDS GROWTH        FUNDS MODERATE    MIST MET/TEMPLETON
                                                     ALLOCATION            ALLOCATION            ALLOCATION                GROWTH
                                                     INVESTMENT            INVESTMENT            INVESTMENT             INVESTMENT
                                                   DIVISION (A)          DIVISION (A)          DIVISION (A)           DIVISION (A)
                                          ---------------------- --------------------- --------------------- ---------------------
INVESTMENT INCOME:
      Dividends                                     $ 2,304,273           $ 4,270,046           $ 4,181,122              $ 10,214
                                          ---------------------- --------------------- --------------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges                                         245,102               438,549               427,600                 7,085
      Administrative charges                             53,725                97,640                99,046                 1,614
                                          ---------------------- --------------------- --------------------- ---------------------
        Total expenses                                  298,827               536,189               526,646                 8,699
                                          ---------------------- --------------------- --------------------- ---------------------
           Net investment income (loss)               2,005,446             3,733,857             3,654,476                 1,515
                                          ---------------------- --------------------- --------------------- ---------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                         3,594                 1,805                 3,738                    --
      Realized gains (losses) on sale of
        investments                                    (358,964)             (122,267)             (641,768)              (15,247)
                                          ---------------------- --------------------- --------------------- ---------------------
           Net realized gains (losses)                 (355,370)             (120,462)             (638,030)              (15,247)
                                          ---------------------- --------------------- --------------------- ---------------------
      Change in unrealized gains (losses)
        on investments                              (15,004,519)          (33,400,127)          (19,899,584)             (414,664)
                                          ---------------------- --------------------- --------------------- ---------------------
      Net realized and unrealized gains
        (losses) on investments                     (15,359,889)          (33,520,589)          (20,537,614)             (429,911)
                                          ---------------------- --------------------- --------------------- ---------------------
      Net increase (decrease) in net
        assets resulting from operations          $ (13,354,443)        $ (29,786,732)        $ (16,883,138)           $ (428,396)
                                          ====================== ===================== =====================  ====================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                                           MIST MET/FRANKLIN
MIST MET/FRANKLIN    MIST MET/FRANKLIN    TEMPLETON FOUNDING                                                       AMERICAN FUNDS
           INCOME        MUTUAL SHARES              STRATEGY         AMERICAN FUNDS         AMERICAN FUNDS           GLOBAL SMALL
       INVESTMENT           INVESTMENT            INVESTMENT                 GROWTH          GROWTH-INCOME         CAPITALIZATION
     DIVISION (A)         DIVISION (A)          DIVISION (A)    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
        $ 198,175            $ 133,573             $ 360,930            $ 8,975,866           $ 12,171,191                   $ --
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
           31,776               16,937                81,105             13,531,776              8,860,379              6,554,948
            7,128                3,810                18,171              2,560,241              1,678,026              1,231,688
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
           38,904               20,747                99,276             16,092,017             10,538,405              7,786,636
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
          159,271              112,826               261,654             (7,116,151)             1,632,786             (7,786,636)
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
               --                   --                    --            125,268,695             48,212,765             74,424,271
          (70,887)             (88,815)             (491,774)            (5,200,771)            (4,557,224)           (15,163,370)
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
          (70,887)             (88,815)             (491,774)           120,067,924             43,655,541             59,260,901
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
       (1,092,658)          (1,009,260)           (3,971,896)          (709,244,939)          (378,490,687)          (424,560,153)
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
       (1,163,545)          (1,098,075)           (4,463,670)          (589,177,015)          (334,835,146)          (365,299,252)
-------------------- -------------------- --------------------- ---------------------- ---------------------- --------------------
     $ (1,004,274)          $ (985,249)         $ (4,202,016)        $ (596,293,166)        $ (333,202,360)        $ (373,085,888)
==================== ==================== ===================== ====================== ====================== ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                           AMERICAN FUNDS
                                                                                     BOND
                                                                      INVESTMENT DIVISION
                                                                      ----------------------
INVESTMENT INCOME:
      Dividends                                                               $ 7,955,225
                                                                      ----------------------
EXPENSES:
      Mortality and expense risk charges                                        2,004,966
      Administrative charges                                                      374,723
                                                                      ----------------------
        Total expenses                                                          2,379,689
                                                                      ----------------------
           Net investment income (loss)                                         5,575,536
                                                                      ----------------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                                 401,502
      Realized gains (losses) on sale of investments                           (4,434,590)
                                                                      ----------------------
           Net realized gains (losses)                                         (4,033,088)
                                                                      ----------------------
      Change in unrealized gains (losses) on investments                      (18,645,250)
                                                                      ----------------------
      Net realized and unrealized gains (losses) on investments               (22,678,338)
                                                                      ----------------------
      Net increase (decrease) in net assets resulting from operations       $ (17,102,802)
                                                                      ======================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                               MSF BLACKROCK DIVERSIFIED    MSF BLACKROCK AGGRESSIVE GROWTH
                                                     INVESTMENT DIVISION                INVESTMENT DIVISION
                                        ----------------------------------- ----------------------------------
                                                 2008               2007             2008              2007
                                        ---------------- ------------------ ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 15,093,317       $ 16,065,357     $ (6,804,530)     $ (8,385,967)
  Net realized gains (losses)              (5,938,439)         1,268,342        5,954,871       (12,628,626)
  Change in unrealized gains (losses)
     on investments                      (287,815,793)        38,016,540     (306,582,797)      138,463,003
                                        ---------------- ------------------ ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from operations  (278,660,915)        55,350,239     (307,432,456)      117,448,410
                                        ---------------- ------------------ ---------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       24,704,198         34,492,312       17,604,963        18,380,390
  Net transfers (including fixed
     account)                             (88,624,056)       (64,493,300)     (15,626,557)      (19,707,441)
  Contract charges                           (247,978)          (197,218)        (126,350)          (63,737)
  Transfers for contract benefits and
     terminations                        (108,043,331)      (138,486,147)     (51,440,348)      (71,882,619)
                                        ---------------- ------------------ ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions             (172,211,167)      (168,684,353)     (49,588,292)      (73,273,407)
                                        ---------------- ------------------ ---------------- -----------------
     Net increase (decrease) in
       net assets                        (450,872,082)      (113,334,114)    (357,020,748)       44,175,003
NET ASSETS:
  Beginning of period                   1,170,376,423      1,283,710,537      701,671,619       657,496,616
                                        ---------------- ------------------ ---------------- -----------------
  End of Period                         $ 719,504,341    $ 1,170,376,423    $ 344,650,871     $ 701,671,619
                                        ================ ================== ================ =================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

           MSF METLIFE STOCK INDEX    MSF JULIUS BAER INTERNATIONAL STOCK      MSF FI MID CAP OPPORTUNITIES
               INVESTMENT DIVISION                    INVESTMENT DIVISION               INVESTMENT DIVISION
------------------------------------- -------------------------------------- ---------------------------------
           2008               2007             2008                  2007             2008             2007
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
   $ 17,603,895       $ (9,187,992)     $ 4,393,090            $ (763,697)    $ (3,849,112)    $ (7,428,116)
    104,424,053        143,574,138       28,651,739            32,254,914      (11,078,849)       4,502,884
 (1,329,511,835)        (1,489,352)    (171,494,955)           (5,978,087)    (311,831,109)      49,089,439
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
 (1,207,483,887)       132,896,794     (138,450,126)           25,513,130     (326,759,070)      46,164,207
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
    149,382,855        218,891,625       13,237,983            16,493,302       23,375,440       31,368,010
    (34,246,583)       (94,831,231)       3,139,416               975,048      (23,722,006)     (37,971,819)
     (2,373,862)        (1,407,086)        (212,040)             (110,022)        (173,747)         (98,524)
   (265,918,103)      (338,425,280)     (19,997,672)          (26,933,596)     (47,253,012)     (72,069,102)
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
   (153,155,693)      (215,771,972)      (3,832,313)           (9,575,268)     (47,773,325)     (78,771,435)
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
 (1,360,639,580)       (82,875,178)    (142,282,439)           15,937,862     (374,532,395)     (32,607,228)
  3,329,401,270      3,412,276,448      310,501,355           294,563,493      629,435,841      662,043,069
------------------ ------------------ ---------------- --------------------- ---------------- ----------------
$ 1,968,761,690    $ 3,329,401,270    $ 168,218,916         $ 310,501,355    $ 254,903,446    $ 629,435,841
================== ================== ================ ===================== ================ ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                        MSF T. ROWE PRICE SMALL CAP GROWTH     MSF OPPENHEIMER GLOBAL EQUITY
                                                       INVESTMENT DIVISION               INVESTMENT DIVISION
                                        ------------------------------------- ---------------------------------
                                                 2008                 2007             2008             2007
                                        ---------------- -------------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ (2,348,470)        $ (2,997,386)     $ 1,726,604       $ (491,281)
  Net realized gains (losses)              39,589,384           16,625,280        7,790,845       12,387,285
  Change in unrealized gains (losses)
     on investments                      (119,226,170)           6,111,024     (110,012,034)         820,107
                                        ---------------- -------------------- ---------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations   (81,985,256)          19,738,918     (100,494,585)      12,716,111
                                        ---------------- -------------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       10,068,797           12,737,806       12,848,181       17,320,537
  Net transfers (including fixed
     account)                              (6,804,195)         (16,854,175)     (16,076,796)        (361,809)
  Contract charges                           (115,685)             (62,090)        (174,941)         (98,152)
  Transfers for contract benefits and
     terminations                         (16,610,254)         (25,351,633)     (17,226,558)     (22,876,530)
                                        ---------------- -------------------- ---------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions              (13,461,337)         (29,530,092)     (20,630,114)      (6,015,954)
                                        ---------------- -------------------- ---------------- ----------------
     Net increase (decrease) in
       net assets                         (95,446,593)          (9,791,174)    (121,124,699)       6,700,157
NET ASSETS:
  Beginning of period                     232,142,783          241,933,957      258,147,003      251,446,846
                                        ---------------- -------------------- ---------------- ----------------
  End of Period                         $ 136,696,190        $ 232,142,783    $ 137,022,304    $ 258,147,003
                                        ================ ==================== ================ ================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                      MSF MFS VALUE    MSF NEUBERGER BERMAN MID CAP VALUE    MSF T. ROWE PRICE LARGE CAP GROWTH
                INVESTMENT DIVISION                   INVESTMENT DIVISION                   INVESTMENT DIVISION
----------------------------------- ------------------------------------- -------------------------------------
         2008               2007             2008                 2007             2008                 2007
----------------     -------------- ---------------- -------------------- ---------------- --------------------
  $ 1,595,415       $ (2,564,069)    $ (2,621,479)        $ (5,332,759)    $ (1,588,617)        $ (2,261,620)
   13,493,750         28,665,779       (3,166,498)          39,308,463       12,286,997            8,469,711
 (136,212,289)       (46,344,683)    (253,817,998)         (24,173,672)    (111,120,466)          11,263,963
----------------   -------------- ---------------- -------------------- ---------------- --------------------
 (121,123,124)       (20,242,973)    (259,605,975)           9,802,032     (100,422,086)          17,472,054
----------------   -------------- ---------------- -------------------- ---------------- --------------------
   14,141,395         27,554,369       29,444,351           53,972,583       13,277,073           22,701,745
  (34,011,958)       (19,751,620)     (45,505,737)          (6,120,832)     (14,766,706)          10,058,513
     (368,139)          (237,026)        (655,333)            (406,236)        (247,368)            (138,333)
  (26,358,402)       (35,997,224)     (35,806,410)         (48,279,009)     (16,431,009)         (20,815,134)
----------------   -------------- ---------------- -------------------- ---------------- --------------------
  (46,597,104)       (28,431,501)     (52,523,129)            (833,494)     (18,168,010)          11,806,791
----------------   -------------- ---------------- -------------------- ---------------- --------------------
 (167,720,228)       (48,674,474)    (312,129,104)           8,968,538     (118,590,096)          29,278,845
  383,587,686        432,262,160      592,652,107          583,683,569      249,940,963          220,662,118
----------------   -------------- ---------------- -------------------- ---------------- --------------------
$ 215,867,458      $ 383,587,686    $ 280,523,003        $ 592,652,107    $ 131,350,867        $ 249,940,963
================ ================== ================ ==================== ================ ====================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                        MSF LEHMAN BROTHERS AGGREGATE BOND INDEX     MSF MORGAN STANLEY EAFE INDEX
                                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                        ------------------------------------------- ---------------------------------
                                                 2008                       2007             2008             2007
                                        ---------------- -------------------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 28,093,750               $ 27,362,699      $ 6,218,507      $ 2,607,791
  Net realized gains (losses)               1,849,939                   (404,477)      23,317,825       27,272,800
  Change in unrealized gains (losses)
     on investments                         4,218,222                 20,257,126     (246,513,229)       9,221,141
                                        ---------------- -------------------------- ---------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations    34,161,911                 47,215,348     (216,976,897)      39,101,732
                                        ---------------- -------------------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       81,547,758                116,092,922       39,371,294       55,950,828
  Net transfers (including fixed
     account)                            (212,460,336)                (3,505,979)      19,649,741       13,656,333
  Contract charges                         (1,639,802)                  (854,973)        (728,158)        (414,241)
  Transfers for contract benefits and
     terminations                         (78,347,983)               (71,998,691)     (31,892,326)     (33,634,789)
                                        ---------------- -------------------------- ---------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions             (210,900,363)                39,733,279       26,400,551       35,558,131
                                        ---------------- -------------------------- ---------------- ----------------
     Net increase (decrease) in
       net assets                        (176,738,452)                86,948,627     (190,576,346)      74,659,863
NET ASSETS:
  Beginning of period                     936,492,313                849,543,686      498,965,167      424,305,304
                                        ---------------- -------------------------- ---------------- ----------------
  End of Period                         $ 759,753,861              $ 936,492,313    $ 308,388,821    $ 498,965,167
                                        ================ ========================== ================ ================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

        MSF RUSSELL 2000 INDEX                  MSF JENNISON GROWTH     MSF BLACKROCK STRATEGIC VALUE
           INVESTMENT DIVISION                  INVESTMENT DIVISION               INVESTMENT DIVISION
--------------------------------- --------------------------------- ---------------------------------
         2008             2007            2008              2007             2008             2007
---------------- ---------------- --------------- ----------------- ---------------- ----------------
   $ (280,981)    $ (1,446,422)      $ 345,015        $ (361,921)    $ (3,273,402)    $ (6,106,252)
    8,051,153       41,165,557       1,863,133         3,465,841       11,340,835       74,178,804
 (103,961,893)     (48,379,022)    (16,802,485)          584,283     (183,469,412)     (93,057,997)
---------------- ---------------- --------------- ----------------- ---------------- ----------------
  (96,191,721)      (8,659,887)    (14,594,337)        3,688,203     (175,401,979)     (24,985,445)
---------------- ---------------- --------------- ----------------- ---------------- ----------------
   18,435,587       29,589,065       2,030,431         2,393,131       18,351,008       31,811,011
  (16,672,694)     (16,516,508)       (497,604)       (1,938,137)     (55,251,752)     (37,823,921)
     (322,584)        (197,386)        (41,242)          (18,053)        (470,307)        (298,964)
  (19,764,389)     (26,251,384)     (3,107,521)       (3,477,236)     (33,968,285)     (47,816,109)
---------------- ---------------- --------------- ----------------- ---------------- ----------------
  (18,324,080)     (13,376,213)     (1,615,936)       (3,040,295)     (71,339,336)     (54,127,983)
---------------- ---------------- --------------- ----------------- ---------------- ----------------
 (114,515,801)     (22,036,100)    (16,210,273)          647,908     (246,741,315)     (79,113,428)
  297,396,403      319,432,503      39,851,547        39,203,639      501,623,983      580,737,411
---------------- ---------------- --------------- ----------------- ---------------- ----------------
$ 182,880,602    $ 297,396,403    $ 23,641,274      $ 39,851,547    $ 254,882,668    $ 501,623,983
================ ================ =============== ================= ================ ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                           MSF METLIFE MID CAP STOCK INDEX    MSF FRANKLIN TEMPLETON SMALL CAP GROWTH
                                                       INVESTMENT DIVISION                        INVESTMENT DIVISION
                                        ---------------------------------- ------------------- ----------------------
                                                 2008              2007            2008                       2007
                                        ---------------- ----------------- ---------------     ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)               $ 64,324      $ (2,399,831)     $ (495,693)                $ (691,372)
  Net realized gains (losses)              27,277,714        25,969,992       1,849,844                  5,569,080
  Change in unrealized gains (losses)
     on investments                      (158,842,520)       (3,036,301)    (21,285,688)                (3,224,364)
                                        ---------------- ----------------- ---------------     ----------------------
     Net increase (decrease) in net
       assets resulting from operations  (131,500,482)       20,533,860     (19,931,537)                 1,653,344
                                        ---------------- ----------------- ---------------     ----------------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       26,059,854        36,022,381       3,125,912                  4,698,335
  Net transfers (including fixed
     account)                              (8,049,268)        5,298,018      (2,681,386)                (1,335,069)
  Contract charges                           (457,080)         (251,883)        (56,454)                   (36,985)
  Transfers for contract benefits and
     terminations                         (24,968,694)      (27,293,304)     (3,104,229)                (4,643,900)
                                        ---------------- ----------------- ---------------     ----------------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions               (7,415,188)       13,775,212      (2,716,157)                (1,317,619)
                                        ---------------- ----------------- ---------------     ----------------------
     Net increase (decrease) in
       net assets                        (138,915,670)       34,309,072     (22,647,694)                   335,725
NET ASSETS:
  Beginning of period                     370,254,918       335,945,846      49,970,829                 49,635,104
                                        ---------------- ----------------- ---------------     ----------------------
  End of Period                         $ 231,339,248     $ 370,254,918    $ 27,323,135               $ 49,970,829
                                        ================ ================= ===============     ======================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

    MSF BLACKROCK LARGE CAP VALUE         MSF BLACKROCK BOND INCOME        MSF BLACKROCK MONEY MARKET
              INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
--------------------------------- --------------------------------- ---------------------------------
         2008             2007             2008             2007            2008              2007
---------------- ---------------- ---------------- ---------------- --------------- -----------------
 $ (1,278,790)    $ (1,158,735)    $ 18,100,464      $ 9,330,646       $ 545,490       $ 1,240,721
   (1,540,857)      14,560,354       (3,943,949)         316,835              --                --
  (74,651,878)     (10,520,877)     (37,593,526)      13,745,787              --                --
---------------- ---------------- ---------------- ---------------- --------------- -----------------
  (77,471,525)       2,880,742      (23,437,011)      23,393,268         545,490         1,240,721
---------------- ---------------- ---------------- ---------------- --------------- -----------------
   18,981,250       37,894,427       23,499,633       30,024,041      13,046,919         7,979,964
  (15,489,005)      18,731,715      (52,081,296)        (480,978)     23,963,759         9,181,845
     (388,450)        (231,298)        (469,327)        (252,069)       (185,403)          (74,151)
  (12,285,767)     (12,584,935)     (48,651,239)     (49,521,709)    (11,026,713)       (7,953,205)
---------------- ---------------- ---------------- ---------------- --------------- -----------------
   (9,181,972)      43,809,909      (77,702,229)     (20,230,715)     25,798,562         9,134,453
---------------- ---------------- ---------------- ---------------- --------------- -----------------
  (86,653,497)      46,690,651     (101,139,240)       3,162,553      26,344,052        10,375,174
  226,138,040      179,447,389      499,799,022      496,636,469      40,244,577        29,869,403
---------------- ---------------- ---------------- ---------------- --------------- -----------------
$ 139,484,543    $ 226,138,040    $ 398,659,782    $ 499,799,022    $ 66,588,629      $ 40,244,577
================ ================ ================ ================ =============== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                               MSF DAVIS VENTURE VALUE      MSF LOOMIS SAYLES SMALL CAP
                                                   INVESTMENT DIVISION              INVESTMENT DIVISION
                                        --------------------------------- --------------------------------
                                                 2008             2007            2008             2007
                                        ---------------- ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)             $ (569,874)    $ (3,658,051)   $ (1,502,480)    $ (1,587,012)
  Net realized gains (losses)               4,319,486       13,529,472      13,137,453       16,524,548
  Change in unrealized gains (losses)
     on investments                      (231,226,504)       5,503,204     (62,154,742)      (4,729,355)
                                        ---------------- ---------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations  (227,476,892)      15,374,625     (50,519,769)      10,208,181
                                        ---------------- ---------------- --------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       42,071,562       65,094,903      10,287,011       14,598,757
  Net transfers (including fixed
     account)                             (10,280,401)      27,571,230      (4,889,572)      22,095,701
  Contract charges                           (893,254)        (499,823)       (230,932)        (108,462)
  Transfers for contract benefits and
     terminations                         (34,101,223)     (38,127,120)     (7,877,048)      (7,592,169)
                                        ---------------- ---------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions               (3,203,316)      54,039,190      (2,710,541)      28,993,827
                                        ---------------- ---------------- --------------- ----------------
     Net increase (decrease) in
       net assets                        (230,680,208)      69,413,815     (53,230,310)      39,202,008
NET ASSETS:
  Beginning of period                     568,534,369      499,120,554     140,310,675      101,108,667
                                        ---------------- ---------------- --------------- ----------------
  End of Period                         $ 337,854,161    $ 568,534,369    $ 87,080,365    $ 140,310,675
                                        ================ ================ =============== ================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                         MSF WESTERN ASSET MANAGEMENT       MSF WESTERN ASSET MANAGEMENT
   MSF HARRIS OAKMARK FOCUSED VALUE      STRATEGIC BOND OPPORTUNITIES                    U.S. GOVERNMENT
                INVESTMENT DIVISION               INVESTMENT DIVISION                INVESTMENT DIVISION
----------------------------------- --------------------------------- -----------------------------------
         2008               2007             2008             2007             2008               2007
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
 $ (2,632,044)      $ (3,325,568)     $ 6,980,201      $ 3,641,983      $ 5,971,685        $ 2,549,785
    8,563,230         65,624,422       (5,657,789)         518,285         (819,931)           (52,907)
 (147,799,720)       (92,557,316)     (46,018,322)       3,005,180       (9,157,472)         3,365,489
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
 (141,868,534)       (30,258,462)     (44,695,910)       7,165,448       (4,005,718)         5,862,367
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
   12,574,688         24,230,605       15,099,587       28,710,601       15,467,794         21,400,555
  (38,094,970)       (34,302,290)     (47,971,334)       3,019,494      (22,859,916)         6,575,430
     (333,316)          (234,647)        (500,339)        (270,312)        (377,747)          (199,786)
  (22,284,498)       (34,850,717)     (21,551,659)     (21,904,854)     (17,737,642)       (17,299,476)
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
  (48,138,096)       (45,157,049)     (54,923,745)       9,554,929      (25,507,511)        10,476,723
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
 (190,006,630)       (75,415,511)     (99,619,655)      16,720,377      (29,513,229)        16,339,090
  343,237,819        418,653,330      298,532,504      281,812,127      218,629,575        202,290,485
---------------- ------------------ ---------------- ---------------- ---------------- ------------------
$ 153,231,189      $ 343,237,819    $ 198,912,849    $ 298,532,504    $ 189,116,346      $ 218,629,575
================ ================== ================ ================ ================ ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                MSF FI VALUE LEADERS             MSF MFS TOTAL RETURN
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION
                                        ------------------------------- ------------------------------
                                                2008            2007            2008             2007
                                        --------------- --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)             $ 290,265      $ (623,886)    $ 2,779,529      $ 1,005,876
  Net realized gains (losses)              2,871,381      12,430,708       5,262,325        6,491,858
  Change in unrealized gains (losses)
     on investments                      (39,737,354)     (9,357,778)    (37,985,168)      (4,331,514)
                                        --------------- --------------- --------------- --------------
     Net increase (decrease) in net
       assets resulting from operations  (36,575,708)      2,449,044     (29,943,314)       3,166,220
                                        --------------- --------------- --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       5,196,456      11,256,138       8,378,399       14,117,632
  Net transfers (including fixed
     account)                            (10,124,537)     (8,558,454)    (11,747,735)      16,438,537
  Contract charges                          (158,711)       (101,501)       (125,933)         (66,006)
  Transfers for contract benefits and
     terminations                         (5,173,997)     (5,783,360)    (12,082,869)     (14,010,581)
                                        --------------- --------------- --------------- --------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions             (10,260,789)     (3,187,177)    (15,578,138)      16,479,582
                                        --------------- --------------- --------------- --------------
     Net increase (decrease) in
       net assets                        (46,836,497)       (738,133)    (45,521,452)      19,645,802
NET ASSETS:
  Beginning of period                     99,283,383     100,021,516     137,606,326      117,960,524
                                        --------------- --------------- --------------- --------------
  End of Period                         $ 52,446,886    $ 99,283,383    $ 92,084,874    $ 137,606,326
                                        =============== =============== =============== ==============

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                                                                           MSF METLIFE
   MSF BLACKROCK LEGACY LARGE CAP GROWTH    MSF METLIFE CONSERVATIVE ALLOCATION    CONSERVATIVE TO MODERATE ALLOCATION
                     INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
--------------- ------------------------ -------------------------------------- --------------------------------------
        2008                     2007             2008                  2007             2008                  2007
--------------- ------------------------ ---------------- --------------------- ----------------     -----------------
  $ (680,945)              $ (399,948)      $ (656,900)         $ (1,061,879)    $ (1,341,331)         $ (4,659,633)
    (670,672)               1,538,667         (653,008)              965,067        1,805,050             1,602,284
 (25,252,337)               2,970,884      (26,911,119)            3,629,986     (135,592,725)           12,421,508
--------------- ------------------------ ---------------- --------------------- ----------------     -----------------
 (26,603,954)               4,109,603      (28,221,027)            3,533,174     (135,129,006)            9,364,159
--------------- ------------------------ ---------------- --------------------- ----------------     -----------------
   9,937,303                6,406,504       37,196,841            28,995,189      128,333,557           149,527,563
  21,122,408               21,296,807       54,103,485            49,841,700       73,794,760           130,511,391
    (141,242)                 (36,246)        (458,059)             (114,345)      (1,662,525)             (477,730)
  (3,751,687)              (1,891,131)     (14,295,878)           (6,478,951)     (39,499,877)          (20,763,150)
--------------- ------------------------ ---------------- --------------------- ----------------     -----------------
  27,166,782               25,775,934       76,546,389            72,243,593      160,965,915           258,798,074
--------------- ------------------------ ---------------- --------------------- ----------------     -----------------
     562,828               29,885,537       48,325,362            75,776,767       25,836,909           268,162,233
  52,009,160               22,123,623      117,554,292            41,777,525      480,507,437           212,345,204
--------------- ------------------------ ---------------- --------------------- ----------------     -----------------
$ 52,571,988             $ 52,009,160    $ 165,879,654         $ 117,554,292    $ 506,344,346         $ 480,507,437
=============== ======================== ================ ===================== ================     =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                                       MSF METLIFE
                                              MSF METLIFE MODERATE ALLOCATION    MODERATE TO AGGRESSIVE ALLOCATION
                                                          INVESTMENT DIVISION                  INVESTMENT DIVISION
                                        ------------------------------------- ------------------------------------
                                                   2008               2007             2008                2007
                                        ------------------ ------------------ ----------------     ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)             $ (6,944,660)     $ (11,313,159)    $ (8,099,841)       $ (9,797,793)
  Net realized gains (losses)                 9,525,724          1,849,234        9,435,581           2,102,401
  Change in unrealized gains (losses)
     on investments                        (459,107,249)        22,083,653     (488,346,641)          8,665,318
                                        ------------------ ------------------ ----------------     ---------------
     Net increase (decrease) in net
       assets resulting from operations    (456,526,185)        12,619,728     (487,010,901)            969,926
                                        ------------------ ------------------ ----------------     ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                        361,325,978        461,716,037      331,653,787         476,251,298
  Net transfers (including fixed
     account)                               140,505,258        326,048,153       75,077,331         254,492,847
  Contract charges                           (5,380,587)        (1,539,452)      (5,703,525)         (1,529,410)
  Transfers for contract benefits and
     terminations                           (72,125,708)       (40,016,196)     (45,344,739)        (25,732,472)
                                        ------------------ ------------------ ----------------     ---------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions                424,324,941        746,208,542      355,682,854         703,482,263
                                        ------------------ ------------------ ----------------     ---------------
     Net increase (decrease) in
       net assets                           (32,201,244)       758,828,270     (131,328,047)        704,452,189
NET ASSETS:
  Beginning of period                     1,243,038,089        484,209,819    1,105,869,460         401,417,271
                                        ------------------ ------------------ ----------------     ---------------
  End of Period                         $ 1,210,836,845    $ 1,243,038,089    $ 974,541,413     $ 1,105,869,460
                                        ================== ================== ================ ===================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE AGGRESSIVE ALLOCATION                 MSF FI LARGE CAP         FIDELITY VIP MONEY MARKET
              INVESTMENT DIVISION              INVESTMENT DIVISION               INVESTMENT DIVISION
--------------------------------- -------------------------------- ---------------------------------
        2008                 2007           2008             2007            2008            2007
---------------     ---------------- -------------   ------------ ---------------   ------------
  $ (492,018)          $ (810,266)     $ (79,346)      $ (61,888)      $ 325,385       $ 552,205
    (472,242)           1,588,548       (422,031)        395,196              --              --
 (34,425,691)            (689,990)    (3,050,418)       (283,973)             --              --
---------------     ---------------- -------------   ------------ ---------------   ------------
 (35,389,951)              88,292     (3,551,795)         49,335         325,385         552,205
---------------     ---------------- -------------   ------------ ---------------   ------------
  17,148,110           27,945,493      1,545,503       1,983,618       5,171,349       4,184,569
  (5,381,218)          14,979,959      1,918,722       1,405,648         482,877       2,068,392
    (195,743)             (87,418)        (9,750)         (4,026)             --              --
  (4,825,585)          (3,432,067)      (259,893)       (247,620)     (6,842,344)     (2,299,314)
---------------     ---------------- -------------   ------------ ---------------   ------------
   6,745,564           39,405,967      3,194,582       3,137,620      (1,188,118)      3,953,647
---------------     ---------------- -------------   ------------ ---------------   ------------
 (28,644,387)          39,494,259       (357,213)      3,186,955        (862,733)      4,505,852
  82,686,153           43,191,894      6,017,112       2,830,157      15,686,013      11,180,161
---------------     ---------------- -------------   ------------ ---------------   ------------
$ 54,041,766         $ 82,686,153    $ 5,659,899     $ 6,017,112    $ 14,823,280    $ 15,686,013
===============     ================ =============   ============ ===============   ============

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                           FIDELITY VIP EQUITY-INCOME              FIDELITY VIP GROWTH
                                                  INVESTMENT DIVISION              INVESTMENT DIVISION
                                        -------------------------------- --------------------------------
                                                2008             2007            2008             2007
                                        --------------- ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ 1,278,896      $ 1,046,382      $ (173,753)      $ (163,160)
  Net realized gains (losses)             (3,051,286)      11,907,756      (1,666,048)      (1,450,619)
  Change in unrealized gains (losses)
     on investments                      (45,260,016)     (11,883,023)    (61,901,896)      32,118,226
                                        --------------- ---------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from operations  (47,032,406)       1,071,115     (63,741,697)      30,504,447
                                        --------------- ---------------- --------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                       4,098,015        6,313,998       5,078,607        6,213,300
  Net transfers (including fixed
     account)                             (7,893,736)      (3,383,132)     (4,836,817)      (3,516,281)
  Contract charges                            (4,158)          (2,473)         (5,790)          (3,264)
  Transfers for contract benefits and
     terminations                        (12,354,578)     (15,733,391)    (15,920,623)     (15,773,382)
                                        --------------- ---------------- --------------- ----------------
     Net increase (decrease) in net
       assets resulting from
       contract transactions             (16,154,457)     (12,804,998)    (15,684,623)     (13,079,627)
                                        --------------- ---------------- --------------- ----------------
     Net increase (decrease) in
       net assets                        (63,186,863)     (11,733,883)    (79,426,320)      17,424,820
NET ASSETS:
  Beginning of period                    120,473,616      132,207,499     145,295,256      127,870,436
                                        --------------- ---------------- --------------- ----------------
  End of Period                         $ 57,286,753    $ 120,473,616    $ 65,868,936    $ 145,295,256
                                        =============== ================ =============== ================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

   FIDELITY VIP INVESTMENT GRADE BOND          CALVERT SOCIAL BALANCED     CALVERT SOCIAL MID CAP GROWTH
                  INVESTMENT DIVISION              INVESTMENT DIVISION               INVESTMENT DIVISION
------------------------------------- --------------------------------  ---------------------------------
        2008                  2007            2008              2007           2008               2007
---------------     ----------------- --------------- ----------------- -------------- ------------------
   $ 654,625             $ 598,208       $ 709,941         $ 788,459      $ (98,997)        $ (118,491)
    (210,326)             (195,328)       (125,673)        3,631,755        209,321            502,588
  (1,252,833)              269,086     (19,774,020)       (3,428,909)    (4,605,855)           694,117
---------------     ----------------- --------------- ----------------- -------------- ------------------
    (808,534)              671,966     (19,189,752)          991,305     (4,495,531)         1,078,214
---------------     ----------------- --------------- ----------------- -------------- ------------------
   1,425,519             2,169,532       4,397,353         5,149,832        995,743          1,129,029
  (1,120,254)            1,761,065      (3,439,822)       (1,959,599)      (464,588)          (172,737)
      (1,850)                 (901)         (9,478)           (4,869)        (1,897)              (956)
  (3,015,146)           (3,161,109)     (4,311,562)       (5,063,221)    (1,010,202)        (1,701,983)
---------------     ----------------- --------------- ----------------- -------------- ------------------
  (2,711,731)              768,587      (3,363,509)       (1,877,857)      (480,944)          (746,647)
---------------     ----------------- --------------- ----------------- -------------- ------------------
  (3,520,265)            1,440,553     (22,553,261)         (886,552)    (4,976,475)           331,567
  20,883,287            19,442,734      62,179,011        63,065,563     12,291,484         11,959,917
---------------     ----------------- --------------- ----------------- -------------- ------------------
$ 17,363,022          $ 20,883,287    $ 39,625,750      $ 62,179,011    $ 7,315,009       $ 12,291,484
===============     ================= =============== ================= ============== ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                             MIST LORD ABBETT BOND DEBENTURE    MIST MFS RESEARCH INTERNATIONAL
                                                         INVESTMENT DIVISION                INVESTMENT DIVISION
                                          ---------------------------------- ----------------------------------
                                                   2008              2007             2008              2007
                                          ---------------- ----------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ 6,624,077       $ 9,148,394      $ 1,021,156         $ (11,903)
  Net realized gains (losses)                (1,768,825)        3,190,944       10,083,122        31,869,601
  Change in net unrealized gains (losses)
     on investments                         (51,664,533)         (686,059)    (134,576,886)      (13,386,442)
                                          ---------------- ----------------- ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from operations     (46,809,281)       11,653,279     (123,472,608)       18,471,256
                                          ---------------- ----------------- ---------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                         14,897,180        25,910,027       25,234,016        21,537,076
  Net transfers (including fixed
     account)                               (25,903,425)       23,575,253       77,754,240        31,543,550
  Contract charges                             (369,669)         (194,314)        (388,580)         (153,465)
  Transfers for contract benefits and
     terminations                           (18,743,525)      (20,893,544)     (16,091,620)      (11,678,263)
                                          ---------------- ----------------- ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                 (30,119,439)       28,397,422       86,508,056        41,248,898
                                          ---------------- ----------------- ---------------- -----------------
     Net increase (decrease) in
       net assets                           (76,928,720)       40,050,701      (36,964,552)       59,720,154
NET ASSETS:
  Beginning of period                       250,880,658       210,829,957      206,951,217       147,231,063
                                          ---------------- ----------------- ---------------- -----------------
  End of period                           $ 173,951,938     $ 250,880,658    $ 169,986,665     $ 206,951,217
                                          ================ ================= ================ =================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

MIST T. ROWE PRICE MID CAP GROWTH           MIST PIMCO TOTAL RETURN              MIST RCM TECHNOLOGY
              INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
------------------------------------ --------------------------------- --------------------------------
         2008                2007             2008             2007            2008             2007
---------------- ------------------- ---------------- ---------------- --------------- ----------------
 $ (2,097,097)       $ (1,788,325)    $ 12,927,170      $ 9,144,952    $ 10,405,310       $ (837,550)
   15,016,948          12,178,140       11,487,658        1,288,205      11,693,990        5,327,861
  (91,290,543)          8,019,597      (31,136,212)      17,341,489     (69,324,906)      11,395,210
---------------- ------------------- ---------------- ---------------- --------------- ----------------
  (78,370,692)         18,409,412       (6,721,384)      27,774,646     (47,225,606)      15,885,521
---------------- ------------------- ---------------- ---------------- --------------- ----------------
   16,188,261          16,682,150       46,531,152       37,666,246       7,165,246        5,651,466
   (2,749,720)         50,271,696         (835,353)      23,826,828     (10,252,475)      42,844,704
     (282,748)           (115,826)        (865,178)        (358,856)       (143,210)         (49,813)
  (10,979,968)        (11,087,494)     (45,534,684)     (38,060,773)     (6,314,641)      (5,825,384)
---------------- ------------------- ---------------- ---------------- --------------- ----------------
    2,175,825          55,750,526         (704,063)      23,073,445      (9,545,080)      42,620,973
---------------- ------------------- ---------------- ---------------- --------------- ----------------
  (76,194,867)         74,159,938       (7,425,447)      50,848,091     (56,770,686)      58,506,494
  193,009,732         118,849,794      488,859,178      438,011,087     109,742,282       51,235,788
---------------- ------------------- ---------------- ---------------- --------------- ----------------
$ 116,814,865       $ 193,009,732    $ 481,433,731    $ 488,859,178    $ 52,971,596    $ 109,742,282
================ =================== ================ ================ =============== ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                      MIST LAZARD MID CAP     MIST MET/AIM SMALL CAP GROWTH
                                                      INVESTMENT DIVISION               INVESTMENT DIVISION
                                          ------------------------------- ---------------   ---------------
                                                  2008            2007            2008              2007
                                          --------------- --------------- ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ (159,677)     $ (721,656)     $ (368,890)       $ (412,459)
  Net realized gains (losses)               (1,689,996)      6,328,624       1,303,682         1,693,769
  Change in net unrealized gains (losses)
     on investments                        (22,366,432)    (10,867,276)    (13,977,407)        1,033,409
                                          --------------- --------------- ---------------   ---------------
     Net increase (decrease) in net
       assets resulting from operations    (24,216,105)     (5,260,308)    (13,042,615)        2,314,719
                                          --------------- --------------- ---------------   ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                         3,679,314      10,349,741       2,097,548         3,471,663
  Net transfers (including fixed
     account)                              (10,769,913)     16,611,588      (1,042,539)        3,891,707
  Contract charges                            (105,540)        (67,121)        (52,169)          (28,460)
  Transfers for contract benefits and
     terminations                           (3,639,958)     (5,423,509)     (1,822,394)       (2,041,432)
                                          --------------- --------------- ---------------   ---------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                (10,836,097)     21,470,699        (819,554)        5,293,478
                                          --------------- --------------- ---------------   ---------------
     Net increase (decrease) in
       net assets                          (35,052,202)     16,210,391     (13,862,169)        7,608,197
NET ASSETS:
  Beginning of period                       71,203,257      54,992,866      33,578,933        25,970,736
                                          --------------- --------------- ---------------   ---------------
  End of period                           $ 36,151,055    $ 71,203,257    $ 19,716,764      $ 33,578,933
                                          =============== =============== ===============   ===============

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

   MIST HARRIS OAKMARK INTERNATIONAL    MIST OPPENHEIMER CAPITAL APPRECIATION    MIST LEGG MASON PARTNERS AGGRESSIVE GROWTH
                 INVESTMENT DIVISION                      INVESTMENT DIVISION                           INVESTMENT DIVISION
------------------------------------ ---------------------------------------- ---------------------------------------------
         2008                2007            2008                     2007            2008                          2007
---------------- ------------------- ---------------     -------------------- ---------------     -------------------------
  $ 1,027,874        $ (1,972,075)      $ 589,085               $ (246,562)     $ (285,633)                   $ (357,794)
   18,363,985          51,059,188       5,465,114                1,257,595      (1,409,063)                    3,721,188
 (150,086,242)        (60,237,702)    (21,467,507)                 765,329      (8,851,362)                   (2,932,855)
---------------- ------------------- ---------------     -------------------- ---------------     -------------------------
 (130,694,383)        (11,150,589)    (15,413,308)               1,776,362     (10,546,058)                      430,539
---------------- ------------------- ---------------     -------------------- ---------------     -------------------------
   18,727,670          53,021,208       4,947,027                4,328,193       1,655,761                     2,546,882
  (66,985,279)          7,757,092       2,884,069               11,491,711      (1,908,648)                   (4,288,505)
     (528,826)           (366,595)        (59,769)                 (21,343)        (32,138)                      (20,581)
  (18,466,945)        (26,091,782)     (1,838,981)              (1,269,835)     (2,072,152)                   (2,284,387)
---------------- ------------------- ---------------     -------------------- ---------------     -------------------------
  (67,253,380)         34,319,923       5,932,346               14,528,726      (2,357,177)                   (4,046,591)
---------------- ------------------- ---------------     -------------------- ---------------     -------------------------
 (197,947,763)         23,169,334      (9,480,962)              16,305,088     (12,903,235)                   (3,616,052)
  364,951,267         341,781,933      29,078,859               12,773,771      28,433,627                    32,049,679
---------------- ------------------- ---------------     -------------------- ---------------     -------------------------
$ 167,003,504       $ 364,951,267    $ 19,597,897             $ 29,078,859    $ 15,530,392                  $ 28,433,627
================ =================== ===============     ==================== ===============     =========================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                             MIST THIRD AVENUE SMALL CAP VALUE    MIST CLARION GLOBAL REAL ESTATE
                                                           INVESTMENT DIVISION                INVESTMENT DIVISION
                                          ------------------- ---------------- ----------------------------------
                                                 2008                  2007             2008              2007
                                          --------------      ---------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ (26,212)            $ (15,655)       $ 877,623      $ (1,335,789)
  Net realized gains (losses)                 218,118               422,644        4,581,973        55,323,936
  Change in net unrealized gains (losses)
     on investments                        (2,248,427)             (750,746)    (118,403,745)     (118,107,390)
                                          --------------      ---------------- ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from operations    (2,056,521)             (343,757)    (112,944,149)      (64,119,243)
                                          --------------      ---------------- ---------------- -----------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                        1,567,519             2,139,108       17,586,427        49,142,054
  Net transfers (including fixed
     account)                                (728,237)              103,227      (23,516,824)      (51,930,785)
  Contract charges                            (12,458)               (7,188)        (480,511)         (323,450)
  Transfers for contract benefits and
     terminations                            (188,065)             (178,231)     (17,017,274)      (25,326,696)
                                          --------------      ---------------- ---------------- -----------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                   638,759             2,056,916      (23,428,182)      (28,438,877)
                                          --------------      ---------------- ---------------- -----------------
     Net increase (decrease) in
       net assets                          (1,417,762)            1,713,159     (136,372,331)      (92,558,120)
NET ASSETS:
  Beginning of period                       6,558,207             4,845,048      289,685,350       382,243,470
                                          --------------      ---------------- ---------------- -----------------
  End of period                           $ 5,140,445           $ 6,558,207    $ 153,313,019     $ 289,685,350
                                          ==============      ================ ================ =================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

     MIST LEGG MASON VALUE EQUITY             MIST SSGA GROWTH ETF    MIST SSGA GROWTH AND INCOME ETF
              INVESTMENT DIVISION              INVESTMENT DIVISION                INVESTMENT DIVISION
--------------------------------- -------------------------------- ----------------------------------
        2008              2007           2008              2007           2008                2007
--------------- ----------------- -------------- ----------------- -------------- -------------------
  $ (263,747)       $ (465,531)      $ 17,748         $ (97,814)      $ 18,290           $ (56,745)
  (1,141,071)          586,474       (781,487)          459,096       (137,016)            205,403
 (15,608,813)       (2,491,612)    (3,117,487)         (182,242)    (2,073,544)            (44,450)
--------------- ----------------- -------------- ----------------- -------------- -------------------
 (17,013,631)       (2,370,669)    (3,881,226)          179,040     (2,192,270)            104,208
--------------- ----------------- -------------- ----------------- -------------- -------------------
   1,663,185         2,901,470        934,339         1,764,431      1,700,934             589,417
     244,342        (1,181,490)    (2,216,753)        7,249,580      4,499,417           1,742,162
     (36,722)          (27,047)       (19,268)           (8,024)       (10,892)             (4,020)
  (1,947,635)       (2,610,329)      (562,120)         (298,018)      (432,037)           (212,118)
--------------- ----------------- -------------- ----------------- -------------- -------------------
     (76,830)         (917,396)    (1,863,802)        8,707,969      5,757,422           2,115,441
--------------- ----------------- -------------- ----------------- -------------- -------------------
 (17,090,461)       (3,288,065)    (5,745,028)        8,887,009      3,565,152           2,219,649
  31,321,834        34,609,899     12,579,610         3,692,601      5,202,299           2,982,650
--------------- ----------------- -------------- ----------------- -------------- -------------------
$ 14,231,373      $ 31,321,834    $ 6,834,582      $ 12,579,610    $ 8,767,451         $ 5,202,299
=============== ================= ============== ================= ============== ===================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                          MIST PIMCO INFLATION PROTECTED BOND                 MIST JANUS FORTY
                                                          INVESTMENT DIVISION              INVESTMENT DIVISION
                                          -------------------- ----------------- --------------------------------
                                                   2008                  2007             2008          2007(a)
                                          ----------------     ----------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ 3,635,191              $ 90,291      $ 4,719,764      $ (119,143)
  Net realized gains (losses)                (3,968,140)              104,897       (3,016,168)         52,778
  Change in net unrealized gains (losses)
     on investments                         (24,763,988)            2,068,740      (89,296,980)      2,096,211
                                          ----------------     ----------------- ---------------- ---------------
     Net increase (decrease) in net
       assets resulting from operations     (25,096,937)            2,263,928      (87,593,384)      2,029,846
                                          ----------------     ----------------- ---------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                         31,685,042             6,010,072       34,749,493       3,387,129
  Net transfers (including fixed
     account)                               148,648,965            21,883,320      151,241,251      45,615,571
  Contract charges                             (287,963)              (24,928)        (247,240)        (11,996)
  Transfers for contract benefits and
     terminations                           (12,536,689)           (1,853,211)      (9,256,481)       (508,494)
                                          ----------------     ----------------- ---------------- ---------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                 167,509,355            26,015,253      176,487,023      48,482,210
                                          ----------------     ----------------- ---------------- ---------------
     Net increase (decrease) in
       net assets                           142,412,418            28,279,181       88,893,639      50,512,056
NET ASSETS:
  Beginning of period                        41,963,317            13,684,136       50,512,056              --
                                          ----------------     ----------------- ---------------- ---------------
  End of period                           $ 184,375,735          $ 41,963,317    $ 139,405,695    $ 50,512,056
                                          ================     ================= ================ ===============

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

      MIST BLACKROCK LARGE CAP CORE                        VARIABLE B                       VARIABLE C
                INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
----------------------------------- --------------------------------- --------------------------------
         2008             2007(a)           2008              2007           2008              2007
---------------- ------------------ --------------- ----------------- -------------- -----------------
 $ (3,872,714)      $ (9,155,867)      $ (40,838)        $ 202,018        $ 7,121          $ 26,269
    4,222,503            859,655        (111,529)         (596,216)        10,421           514,899
 (388,077,399)        11,649,148      (9,765,246)        2,121,375       (789,938)         (407,879)
---------------- ------------------ --------------- ----------------- -------------- -----------------
 (387,727,610)         3,352,936      (9,917,613)        1,727,177       (772,396)          133,289
---------------- ------------------ --------------- ----------------- -------------- -----------------
   24,192,864         19,373,709          13,944            18,364          7,765             7,542
  (59,319,532)     1,161,274,973        (312,772)         (605,844)       (16,729)               --
     (141,355)          (121,743)             --                --             (3)               --
  (84,967,697)       (86,405,776)     (3,069,126)       (5,141,649)      (260,895)         (162,239)
---------------- ------------------ --------------- ----------------- -------------- -----------------
 (120,235,720)     1,094,121,163      (3,367,954)       (5,729,129)      (269,862)         (154,697)
---------------- ------------------ --------------- ----------------- -------------- -----------------
 (507,963,330)     1,097,474,099     (13,285,567)       (4,001,952)    (1,042,258)          (21,408)
1,097,474,099                 --      28,073,493        32,075,445      2,233,598         2,255,006
---------------- ------------------ --------------- ----------------- -------------- -----------------
$ 589,510,769    $ 1,097,474,099    $ 14,787,926      $ 28,073,493    $ 1,191,340       $ 2,233,598
================ ================== =============== ================= ============== =================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                         MIST                   MIST                   MIST                   MIST
                                               AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS          MET/TEMPLETON
                                          BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION                 GROWTH
                                          INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------- ---------------------- ---------------------- --------------------
                                                       2008(b)                2008(b)                2008(b)                2008(b)
                                          ---------------------- ---------------------- ---------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                    $ 2,005,446            $ 3,733,857            $ 3,654,476                $ 1,515
  Net realized gains (losses)                        (355,370)              (120,462)              (638,030)               (15,247)
  Change in net unrealized gains (losses)
     on investments                               (15,004,519)           (33,400,127)           (19,899,584)              (414,664)
                                          ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from operations           (13,354,443)           (29,786,732)           (16,883,138)              (428,396)
                                          ---------------------- ---------------------- ---------------------- --------------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                               20,399,671             44,728,651             55,277,073              1,419,225
  Net transfers (including fixed
     account)                                      57,701,640             85,395,049             81,208,138              1,195,992
  Contract charges                                    (48,734)              (167,615)               (83,463)                  (615)
  Transfers for contract benefits and
     terminations                                    (957,048)            (1,162,654)            (2,606,759)               (18,349)
                                          ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                        77,095,529            128,793,431            133,794,989              2,596,253
                                          ---------------------- ---------------------- ---------------------- --------------------
     Net increase (decrease) in
       net assets                                  63,741,086             99,006,699            116,911,851              2,167,857
NET ASSETS:
  Beginning of period                                      --                     --                     --                     --
                                          ---------------------- ---------------------- ---------------------- --------------------
  End of period                                  $ 63,741,086           $ 99,006,699          $ 116,911,851            $ 2,167,857
                                          ====================== ====================== ====================== ====================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

                                                   MIST MET/FRANKLIN
     MIST MET/FRANKLIN      MIST MET/FRANKLIN              TEMPLETON
                INCOME          MUTUAL SHARES      FOUNDING STRATEGY               AMERICAN FUNDS GROWTH
   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION                 INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- -----------------------------------
             2008(b)                2008(b)                2008(b)            2008               2007
---------------------- ---------------------- ---------------------- ---------------- ------------------
          $ 159,271              $ 112,826              $ 261,654     $ (7,116,151)      $ (8,363,917)
            (70,887)               (88,815)              (491,774)     120,067,924        110,648,389
         (1,092,658)            (1,009,260)            (3,971,896)    (709,244,939)        19,967,396
---------------------- ---------------------- ---------------------- ---------------- ------------------
         (1,004,274)              (985,249)            (4,202,016)    (596,293,166)       122,251,868
---------------------- ---------------------- ---------------------- ---------------- ------------------
          3,156,930              1,617,727              6,348,315       96,162,669        134,836,516
          6,495,653              4,035,016             17,837,792      (13,106,689)        43,118,590
             (2,542)                (2,626)               (27,546)      (1,949,415)        (1,086,508)
           (158,775)               (62,448)              (189,597)     (78,643,259)       (90,455,120)
---------------------- ---------------------- ---------------------- ---------------- ------------------
          9,491,266              5,587,669             23,968,964        2,463,306         86,413,478
---------------------- ---------------------- ---------------------- ---------------- ------------------
          8,486,992              4,602,420             19,766,948     (593,829,860)       208,665,346
                 --                     --                     --    1,339,638,488      1,130,973,142
---------------------- ---------------------- ---------------------- ---------------- ------------------
        $ 8,486,992            $ 4,602,420           $ 19,766,948    $ 745,808,628    $ 1,339,638,488
====================== ====================== ====================== ================ ==================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                               AMERICAN FUNDS GROWTH-INCOME    AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                        INVESTMENT DIVISION                           INVESTMENT DIVISION
                                          --------------------------------- ---------------------------------------------
                                                   2008             2007             2008                         2007
                                          ---------------- ---------------- ---------------- ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)              $ 1,632,786        $ 781,367     $ (7,786,636)                 $ 9,669,296
  Net realized gains (losses)                43,655,541       43,381,433       59,260,901                   75,232,113
  Change in net unrealized gains (losses)
     on investments                        (378,490,687)     (15,278,624)    (424,560,153)                  11,944,938
                                          ---------------- ---------------- ---------------- ----------------------------
     Net increase (decrease) in net
       assets resulting from operations    (333,202,360)      28,884,176     (373,085,888)                  96,846,347
                                          ---------------- ---------------- ---------------- ----------------------------
CONTRACT TRANSACTIONS:
  Purchase payments received from
     contract owners                         50,078,692       85,617,553       46,769,230                   66,364,141
  Net transfers (including fixed
     account)                               (51,145,220)      30,496,560      (49,975,080)                 109,813,093
  Contract charges                           (1,165,979)        (679,011)        (938,640)                    (532,280)
  Transfers for contract benefits and
     terminations                           (59,045,300)     (68,668,111)     (39,194,424)                 (44,986,297)
                                          ---------------- ---------------- ---------------- ----------------------------
     Net increase (decrease) in net
       assets resulting from
       capital transactions                 (61,277,807)      46,766,991      (43,338,914)                 130,658,657
                                          ---------------- ---------------- ---------------- ----------------------------
     Net increase (decrease) in
       net assets                          (394,480,167)      75,651,167     (416,424,802)                 227,505,004
NET ASSETS:
  Beginning of period                       901,350,156      825,698,989      728,759,168                  501,254,164
                                          ---------------- ---------------- ---------------- ----------------------------
  End of period                           $ 506,869,989    $ 901,350,156    $ 312,334,366                $ 728,759,168
                                          ================ ================ ================ ============================

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

              AMERICAN FUNDS BOND
              INVESTMENT DIVISION
---------------------------------
         2008             2007
---------------- ----------------
  $ 5,575,536      $ 9,998,163
   (4,033,088)         883,331
  (18,645,250)      (8,588,996)
---------------- ----------------
  (17,102,802)       2,292,498
---------------- ----------------
   16,082,255       40,924,014
  (39,970,690)      89,559,631
     (285,165)        (129,859)
  (12,106,920)      (9,239,302)
---------------- ----------------
  (36,280,520)     121,114,484
---------------- ----------------
  (53,383,322)     123,406,982
  179,627,859       56,220,877
---------------- ----------------
$ 126,244,537    $ 179,627,859
================ ================

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
Fidelity Variable Insurance Products ("Fidelity VIP")
Calvert Variable Series, Inc. ("Calvert")

Met Investors Series Trust ("MIST")*
American Funds Insurance Series ("American Funds")

* See Note 3 for discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions were available for investment as of December 31, 2008:

MSF BlackRock Diversified Investment Division*
MSF BlackRock Aggressive Growth
Investment Division*
MSF MetLife Stock Index Investment Division*
MSF Julius Baer International Stock
Investment Division*
MSF FI Mid Cap Opportunities Investment Division*
MSF T. Rowe Price Small Cap Growth
Investment Division*
MSF Oppenheimer Global Equity Investment Division*
MSF MFS Value Investment Division*
MSF Neuberger Berman Mid Cap Value
Investment Division*
MSF T. Rowe Price Large Cap Growth
Investment Division*
MSF Lehman Brothers Aggregate Bond Index
Investment Division*
MSF Morgan Stanley EAFE Index
Investment Division*
MSF Russell 2000 Index Investment Division*
MSF Jennison Growth Investment Division*
MSF BlackRock Strategic Value Investment Division*
MSF MetLife Mid Cap Stock Index
Investment Division*
MSF Franklin Templeton Small Cap Growth
Investment Division*
MSF BlackRock Large Cap Value Investment Division*
MSF BlackRock Bond Income Investment Division*
MSF BlackRock Money Market Investment Division*
MSF Davis Venture Value Investment Division*
MSF Loomis Sayles Small Cap Investment Division*

MSF Harris Oakmark Focused Value Investment
Division*
MSF Western Asset Management Strategic Bond
Opportunities Investment Division*
MSF Western Asset Management U.S. Government
Investment Division*
MSF FI Value Leaders Investment Division*
MSF MFS Total Return Investment Division*
MSF BlackRock Legacy Large Cap Growth
Investment Division*
MSF MetLife Conservative Allocation Investment
Division*
MSF MetLife Conservative to Moderate Allocation
Investment Division*
MSF MetLife Moderate Allocation Investment Division*
MSF MetLife Moderate to Aggressive Allocation
Investment Division*
MSF MetLife Aggressive Allocation Investment
Division*
MSF FI Large Cap Investment Division*
Fidelity VIP Money Market Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP Growth Investment Division
Fidelity VIP Investment Grade Bond Investment
Division
Calvert Social Balanced Investment Division
Calvert Social Mid Cap Growth Investment Division
MIST Lord Abbett Bond Debenture Investment
Division*
MIST MFS Research International Investment
Division*
MIST T. Rowe Price Mid Cap Growth Investment
Division*
MIST PIMCO Total Return Investment Division*

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (Continued)

MIST RCM Technology Investment Division*
MIST Lazard Mid Cap Investment Division*
MIST Met/AIM Small Cap Growth Investment
Division*
MIST Harris Oakmark International Investment
Division*
MIST Oppenheimer Capital Appreciation Investment
Division*
MIST Legg Mason Partners Aggressive Growth
Investment Division*
MIST Third Avenue Small Cap Value Investment
Division
MIST Clarion Global Real Estate Investment Division*
MIST Legg Mason Value Equity Investment Division*
MIST SSgA Growth ETF Investment Division*
MIST SSgA Growth and Income ETF Investment
Division*
MIST PIMCO Inflation Protected Bond Investment
Division*
MIST Janus Forty Investment Division*
MIST BlackRock Large Cap Core Investment Division*


Variable B Investment Division (a)
Variable C Investment Division (a)
Variable D Investment Division**
MIST American Funds Balanced Allocation
Investment Division (b)*
MIST American Funds Growth Allocation
Investment Division (b)*
MIST American Funds Moderate Allocation
Investment Division (b)*
MIST Met/Templeton Growth Investment Division (b)*
MIST Met/Franklin Income Investment Division (b)*
MIST Met/Franklin Mutual Shares Investment
Division (b)*
MIST Met/Franklin Templeton Founding Strategy
Investment Division (b)*
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization
Investment Division
American Funds Bond Investment Division

(a) Variable B Investment Division and Variable C Investment Division only invest in the BlackRock Large Cap Core Portfolio.

(b) This Investment Division began operations during the year ended December 31, 2008.


* This Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

** This Investment Division had no net assets as of December 31, 2008.


The following Investment Division ceased operations during the year ended December 31, 2008:

Fidelity VIP Overseas Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2008:

NAME CHANGES:

OLD NAME

FI International Stock Portfolio
Harris Oakmark Large Cap Value Portfolio
Neuberger Berman Real Estate Portfolio
Cyclical Growth ETF Portfolio
Cyclical Growth and Income ETF Portfolio

NEW NAME

Julius Baer International Stock Portfolio
MFS Value Portfolio
Clarion Global Real Estate Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONCLUDED)

Substitution:

OLD NAME

Fidelity VIP Overseas Portfolio

NEW NAME

MFS Research International Portfolio

This report is prepared for the general information of the contract owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable to variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

NET TRANSFERS
Funds transferred by the contract owner into or out of the Investment Divisions within the Separate Account or into and out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Effective January 1, 2008, the Separate Account adopted SFAS 157 and applied the provisions of the statement prospectively to assets measured at fair value. The adoption of SFAS 157 had no impact on the fair value of items measured at fair value. Each Investment Division invests in shares of open-end mutual funds which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the Trusts at the close of each business day. On that basis, the fair value measurements of all shares held by the Separate Account are reported as Level 1.

Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. The adoption of FIN 48 had no impact on the financial statements of each of the Investment Divisions.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In December 2007, the FASB issued SFAS No. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51 ("SFAS 160"). SFAS 160 defines and establishes accounting and reporting standards for noncontrolling interests in a subsidiary. The pronouncement is effective for fiscal years beginning on or after December 15, 2008. The Separate Account believes the adoption of SFAS 160 will have no material impact on the financial statements of each of the Investment Divisions.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

OPTIONAL DEATH BENEFIT RIDER -- For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

EARNINGS PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2008:

Mortality & Expense Risk      0.50% - 1.95%
                              -------------
Administrative                0.20% - 0.75%
                              -------------
Optional Death Benefit Rider  0.10% - 0.35%
                              -------------
Earnings Preservation Benefit         0.25%
                              =============

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $15 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For those contract owners who choose optional living benefit riders, these charges range from 0.50% to 0.85% of the account value and are charged at each contract anniversary date. These charges are assessed through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                          ------------------------- ----------------------------
                                                                                          COST OF       PROCEEDS
                                                               SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          ----------- ------------- ------------- --------------
MSF BlackRock Diversified Investment Division              54,617,928   907,609,273    45,087,013    191,584,079
MSF BlackRock Aggressive Growth Investment Division        22,069,314   490,040,072    28,616,380     85,008,825
MSF MetLife Stock Index Investment Division                90,104,943 2,773,315,903   373,666,668    394,035,200
MSF Julius Baer International Stock Investment Division    21,675,036   252,462,758    64,836,503     34,736,511
MSF FI Mid Cap Opportunities Investment Division           27,148,363   551,464,098    27,999,049     79,620,798
MSF T.Rowe Price Small Cap Growth Investment Division      15,211,188   188,061,407    53,716,410     31,624,141
MSF Oppenheimer Global Equity Investment Division          13,859,613   190,946,769    23,990,058     35,309,014
MSF MFS Value Investment Division                          23,336,662   303,676,535   422,602,198    401,525,577
MSF Neuberger Berman Mid Cap Value Investment Division     25,645,694   485,031,631    41,223,336     90,805,990
MSF T.Rowe Price Large Cap Growth Investment Division      14,544,598   187,740,027    31,234,408     39,799,387
MSF Lehman Brothers Aggregate Bond Index
  Investment Division                                      69,120,592   735,271,920    87,581,047    270,387,251
MSF Morgan Stanley EAFE Index Investment Division          33,242,398   404,771,217    97,565,734     47,970,284
MSF Russell 2000 Index Investment Division                 20,712,934   264,358,861    37,540,411     43,907,260
MSF Jennison Growth Investment Division                     3,035,109    34,777,134    10,629,672      9,118,484
MSF BlackRock Strategic Value Investment Division          30,257,143   473,776,766    50,297,906     86,500,688
MSF MetLife Mid Cap Stock Index Investment Division        26,846,917   343,519,939    73,776,346     51,212,219
MSF Franklin Templeton Small Cap Growth
  Investment Division                                       4,870,291    47,401,727     9,183,968      8,398,306
MSF BlackRock Large Cap Value Investment Division          16,187,709   205,720,849    26,179,692     33,611,465
MSF BlackRock Bond Income Investment Division               3,908,438   421,442,715    43,427,845    103,029,140
MSF BlackRock Money Market Investment Division                665,897    66,589,774    43,053,217     16,708,901
MSF Davis Venture Value Investment Division                15,623,592   464,195,811    57,869,676     58,963,087
MSF Loomis Sayles Small Cap Investment Division               654,814   144,723,673    40,599,608     25,485,644
MSF Harris Oakmark Focused Value Investment Division        1,463,351   324,244,718    40,381,441     61,071,027
MSF Western Asset Management Strategic Bond Opportunities
  Investment Division                                      19,322,104   240,936,003    23,651,523     69,984,449
MSF Western Asset Management U.S. Government
  Investment Division                                      15,914,707   193,694,797    26,620,980     46,156,172
MSF FI Value Leaders Investment Division                      494,312    92,274,847    16,488,161     18,396,619
MSF MFS Total Return Investment Division                      860,284   123,267,740    23,829,672     27,243,128
MSF BlackRock Legacy Large Cap Growth
  Investment Division                                       3,160,634    73,525,174    40,630,729     14,144,435
MSF MetLife Conservative Allocation Investment Division    17,708,772   187,936,534   113,458,233     36,232,161
MSF MetLife Conservative to Moderate Allocation
  Investment Division                                      57,183,023   621,137,481   208,097,968     42,520,312
MSF MetLife Moderate Allocation Investment Division       144,627,796 1,622,856,884   479,458,462     45,374,051
MSF MetLife Moderate to Aggressive Allocation
  Investment Division                                     123,804,297 1,430,781,892   405,984,101     40,338,642
MSF MetLife Aggressive Allocation Investment Division       7,415,874    86,226,241    22,794,112     14,476,932
MSF FI Large Cap Investment Division                          705,907     8,808,567     5,155,248      2,047,914
Fidelity VIP Money Market Investment Division              14,823,280    14,823,280     9,682,602     10,545,336
Fidelity VIP Equity-Income Investment Division              4,346,491    99,074,180     2,863,971     17,640,683
Fidelity VIP Growth Investment Division                     2,799,360   110,989,916     2,819,342     18,677,724
Fidelity VIP Investment Grade Bond Investment Division      1,466,472    18,733,373     2,169,562      4,210,381
Calvert Social Balanced Investment Division                31,751,873    60,031,315     3,869,488      5,783,602
Calvert Social Mid Cap Growth Investment Division             385,207     9,215,751       759,417      1,267,414
MIST Lord Abbett Bond Debenture Investment Division        17,956,747   218,249,398    29,006,792     49,098,656
MIST MFS Research International Investment Division        23,052,818   300,420,419   136,896,946     28,574,770
MIST T. Rowe Price Mid Cap Growth Investment Division      22,340,825   187,449,209    54,497,629     35,198,504
MIST PIMCO Total Return Investment Division                41,793,545   486,365,745   125,798,557    101,121,088
MIST RCM Technology Investment Division                    22,409,365   105,186,043    65,698,216     40,586,730
MIST Lazard Mid Cap Investment Division                     5,239,743    67,716,137    10,818,769     17,631,702
MIST Met/AIM Small Cap Growth Investment Division           2,387,042    31,618,602     8,174,938      6,797,117
MIST Harris Oakmark International Investment Division      19,691,069   327,340,069    61,278,066     83,418,905

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                                 FOR THE YEAR ENDED
                                                               AS OF DECEMBER 31, 2008            DECEMBER 31, 2008
                                                              ------------------------ ----------------------------
                                                                                             COST OF       PROCEEDS
                                                                  SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                              ---------- ------------- ------------- --------------
    MIST Oppenheimer Capital Appreciation Investment Division  5,032,577    39,606,434    19,700,302      5,603,253
    MIST Legg Masson Partners Aggressive Growth
      Investment Division                                      3,427,326    26,640,754     3,190,925      5,648,781
    MIST Third Avenue Small Cap Value Investment Division        501,543     7,803,982     2,205,786      1,192,361
    MIST Clarion Global Real Estate Investment Division       20,796,228   310,983,799    51,035,334     50,883,101
    MIST Legg Masson Value Equity Investment Division          3,108,430    30,408,247     5,946,599      5,292,395
    MIST SSgA Growth ETF Investment Division                     877,515     9,956,136     6,502,946      8,139,317
    MIST SSgA Growth and Income ETF Investment Division        1,036,467    10,753,782     8,469,569      2,561,921
    MIST PIMCO Inflation Protected Bond Investment Division   18,813,729   207,080,301   218,891,357     47,425,877
    MIST Janus Forty Investment Division                       3,193,231   226,607,703   208,769,119     24,727,106
    MIST BlackRock Large Cap Core Investment Division         88,457,126   965,940,990    57,111,837    141,685,139
    Variable B Investment Division                             2,217,085    24,257,801     1,456,015      3,851,068
    Variable C Investment Division                               178,608     1,957,310       105,147        284,113
    MIST American Funds Balanced Allocation
      Investment Division (a)                                  9,346,337    78,746,531    81,113,022      2,007,527
    MIST American Funds Growth Allocation
      Investment Division (a)                                 16,124,995   132,407,605   133,400,837        870,967
    MIST American Funds Moderate Allocation
      Investment Division (a)                                 15,630,028   136,812,192   143,227,822      5,773,863
    MIST Met/Templeton Growth Investment Division (a)            328,551     2,583,105     2,723,099        124,748
    MIST Met/Franklin Income Investment Division (a)           1,078,500     9,580,452    10,183,632        532,292
    MIST Met/Franklin Mutual Shares Investment Division (a)      711,452     5,612,367     6,099,113        397,932
    MIST Met/Franklin Templeton Founding Strategy
      Investment Division (a)                                  2,836,114    23,739,611    26,869,498      2,638,114
    American Funds Growth Investment Division                 22,416,897 1,173,128,636   232,376,665    111,760,237
    American Funds Growth - Income Investment Division        21,023,300   740,126,811    88,105,607     99,537,072
    American Funds Global Small Capitalization
      Investment Division                                     28,316,994   612,279,968   131,845,435    108,545,588
    American Funds Bond Investment Division                   13,473,441   152,350,276    20,882,376     51,185,694

(a) For the period April 28, 2008 to December 31, 2008.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                  MSF BLACKROCK DIVERSIFIED    MSF BLACKROCK AGGRESSIVE GROWTH
                                        INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------- ----------------------------------
                                        2008           2007          2008                 2007
                                  ------------- -------------- ------------- --------------------
Units beginning of year           32,591,838     37,524,987    17,334,970           19,462,810
Units issued and transferred
  from other funding options       1,570,068      2,028,793     2,309,757            1,899,154
Units redeemed and transferred to
  other funding options           (7,288,010)    (6,961,942)   (3,874,623)          (4,026,994)
                                  ------------- -------------- ------------- --------------------
Units end of year                 26,873,896     32,591,838    15,770,104           17,334,970
                                  ============= ============== ============= ====================

                                  MSF T. ROWE PRICE SMALL CAP GROWTH    MSF OPPENHEIMER GLOBAL EQUITY
                                                 INVESTMENT DIVISION              INVESTMENT DIVISION
                                  ------------------------------------- --------------------------------
                                        2008                    2007          2008               2007
                                  ------------- ----------------------- ------------- ------------------
Units beginning of year           14,098,367              15,920,124    12,316,636         12,575,044
Units issued and transferred
  from other funding options       2,479,685               1,915,838     1,899,108          2,561,031
Units redeemed and transferred to
  other funding options           (3,382,144)             (3,737,595)   (3,093,641)        (2,819,439)
                                  ------------- ----------------------- ------------- ------------------
Units end of year                 13,195,908              14,098,367    11,122,103         12,316,636
                                  ============= ======================= ============= ==================

                                         MSF LEHMAN BROTHERS
                                        AGGREGATE BOND INDEX    MSF MORGAN STANLEY EAFE INDEX
                                         INVESTMENT DIVISION              INVESTMENT DIVISION
                                  ----------------------------- --------------------------------
                                         2008           2007          2008               2007
                                  -------------- -------------- ------------- ------------------
Units beginning of year            66,587,191     63,513,866    29,199,070         27,068,654
Units issued and transferred
  from other funding options       11,337,645     16,275,832     9,431,489          8,563,431
Units redeemed and transferred to
  other funding options           (26,142,197)   (13,202,507)   (6,974,572)        (6,433,015)
                                  -------------- -------------- ------------- ------------------
Units end of year                  51,782,639     66,587,191    31,655,987         29,199,070
                                  ============== ============== ============= ==================

                                                                             MSF FRANKLIN TEMPLETON
                                  MSF METLIFE MID CAP STOCK INDEX                  SMALL CAP GROWTH
                                              INVESTMENT DIVISION               INVESTMENT DIVISION
                                  ---------------------------------- ---------------------------------
                                        2008                 2007                2008          2007
                                  ------------- -------------------- ------------------- -------------
Units beginning of year           21,967,595           21,158,755           4,412,289     4,513,538
Units issued and transferred
  from other funding options       7,017,189            5,855,629           1,018,324     1,308,087
Units redeemed and transferred to
  other funding options           (7,134,822)          (5,046,789)         (1,265,852)   (1,409,336)
                                  ------------- -------------------- ------------------- -------------
Units end of year                 21,849,962           21,967,595           4,164,761     4,412,289
                                  ============= ==================== =================== =============

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.

      MSF METLIFE STOCK INDEX    MSF JULIUS BAER INTERNATIONAL STOCK    MSF FI MID CAP OPPORTUNITIES
          INVESTMENT DIVISION                    INVESTMENT DIVISION             INVESTMENT DIVISION
----------------------------- -------------------------------------- -------------------------------
       2008           2007          2008                     2007          2008              2007
-------------- -------------- ------------- ------------------------ ------------- -----------------
 74,008,454     78,739,098    14,317,870               14,686,869    29,442,363        33,093,245
 13,292,097     11,437,841     3,248,960                3,053,936     4,661,771         3,515,845
(16,798,601)   (16,168,485)   (3,363,030)              (3,422,935)   (7,072,057)       (7,166,727)
-------------- -------------- ------------- ------------------------ ------------- -----------------
 70,501,950     74,008,454    14,203,800               14,317,870    27,032,077        29,442,363
============== ============== ============= ======================== ============= =================

                 MSF MFS VALUE    MSF NEUBERGER BERMAN MID CAP VALUE    MSF T. ROWE PRICE LARGE CAP GROWTH
           INVESTMENT DIVISION                   INVESTMENT DIVISION                   INVESTMENT DIVISION
------------------------------ ------------------------------------- -------------------------------------
         2008          2007          2008                    2007          2008                    2007
---------------- ------------- ------------- ----------------------- ------------- -----------------------
   26,877,885    28,712,177    21,798,028              21,851,504    16,111,584              15,304,972
   28,540,796     4,447,517     4,225,513               5,323,061     3,256,264               4,485,821
  (32,339,327)   (6,281,809)   (6,133,180)             (5,376,537)   (4,590,105)             (3,679,209)
---------------- ------------- ------------- ----------------------- ------------- -----------------------
   23,079,354    26,877,885    19,890,361              21,798,028    14,777,743              16,111,584
================ ============= ============= ======================= ============= =======================

     MSF RUSSELL 2000 INDEX         MSF JENNISON GROWTH    MSF BLACKROCK STRATEGIC VALUE
        INVESTMENT DIVISION         INVESTMENT DIVISION              INVESTMENT DIVISION
--------------------------- --------------------------- --------------------------------
      2008          2007          2008          2007          2008               2007
------------- ------------- ------------- ------------- ------------- ------------------
16,225,570    16,898,875     7,214,781     7,806,353    24,340,161         26,813,221
 3,592,749     3,730,066     2,358,802     1,879,643     2,536,977          3,331,355
(4,589,199)   (4,403,371)   (2,738,140)   (2,471,215)   (6,514,456)        (5,804,415)
------------- ------------- ------------- ------------- ------------- ------------------
15,229,120    16,225,570     6,835,443     7,214,781    20,362,682         24,340,161
============= ============= ============= ============= ============= ==================

   MSF BLACKROCK LARGE CAP VALUE    MSF BLACKROCK BOND INCOME    MSF BLACKROCK MONEY MARKET
             INVESTMENT DIVISION          INVESTMENT DIVISION           INVESTMENT DIVISION
-------------------------------- ---------------------------- -----------------------------
      2008               2007          2008           2007          2008            2007
------------- ------------------ ------------- -------------- ------------- ---------------
15,330,139         12,384,350    14,060,432     15,090,608     1,760,491       1,356,596
 4,115,564          7,436,184     1,741,698      2,184,760     2,316,615       3,231,801
(4,688,694)        (4,490,395)   (4,163,033)    (3,214,936)   (1,226,869)     (2,827,906)
------------- ------------------ ------------- -------------- ------------- ---------------
14,757,009         15,330,139    11,639,097     14,060,432     2,850,237       1,760,491
============= ================== ============= ============== ============= ===============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                      MSF DAVIS VENTURE VALUE    MSF LOOMIS SAYLES SMALL CAP
                                          INVESTMENT DIVISION            INVESTMENT DIVISION
                                  --------------------------- ------------------------------
                                        2008          2007          2008             2007
                                  ------------- ------------- ------------- ----------------
Units beginning of year           14,389,463    13,009,427     3,903,502        3,097,546
Units issued and transferred
  from other funding options       3,292,968     3,872,272     1,343,637        1,743,664
Units redeemed and transferred to
  other funding options           (3,364,798)   (2,492,236)   (1,409,854)        (937,708)
                                  ------------- ------------- ------------- ----------------
Units end of year                 14,317,633    14,389,463     3,837,285        3,903,502
                                  ============= ============= ============= ================

                                       MSF FI VALUE LEADERS        MSF MFS TOTAL RETURN
                                        INVESTMENT DIVISION         INVESTMENT DIVISION
                                  ------------------------- ---------------------------
                                       2008         2007          2008          2007
                                  ------------ ------------ ------------- -------------
Units beginning of year           3,074,825    3,178,325     4,423,374     3,947,313
Units issued and transferred
  from other funding options        558,627      885,843       878,398     2,124,715
Units redeemed and transferred to
  other funding options            (933,238)    (989,343)   (1,525,625)   (1,648,654)
                                  ------------ ------------ ------------- -------------
Units end of year                 2,700,214    3,074,825     3,776,147     4,423,374
                                  ============ ============ ============= =============

                                                                          MSF METLIFE MODERATE TO
                                     MSF METLIFE MODERATE ALLOCATION        AGGRESSIVE ALLOCATION
                                                 INVESTMENT DIVISION          INVESTMENT DIVISION
                                  ---------------------------------- ----------------------------
                                         2008                2007           2008          2007
                                  -------------- ------------------- -------------- -------------
Units beginning of year           101,678,257          40,790,100     87,197,888    32,440,518
Units issued and transferred
  from other funding options       58,400,383          68,491,394     48,526,982    60,993,434
Units redeemed and transferred to
  other funding options           (19,526,363)         (7,603,237)   (15,800,869)   (6,236,064)
                                  -------------- ------------------- -------------- -------------
Units end of year                 140,552,277         101,678,257    119,924,001    87,197,888
                                  ============== =================== ============== =============

                                  FIDELITY VIP EQUITY-INCOME       FIDELITY VIP GROWTH
                                         INVESTMENT DIVISION       INVESTMENT DIVISION
                                  ----------------------------- -------------------------
                                       2008             2007         2008         2007
                                  ------------ ---------------- ------------ ------------
Units beginning of year           2,280,472        2,516,843    2,815,092    3,115,761
Units issued and transferred
  from other funding options        149,353          203,145      217,136      248,119
Units redeemed and transferred to
  other funding options            (520,848)        (439,516)    (593,655)    (548,788)
                                  ------------ ---------------- ------------ ------------
Units end of year                 1,908,977        2,280,472    2,438,573    2,815,092
                                  ============ ================ ============ ============

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.

                                       MSF WESTERN ASSET MANAGEMENT                  MSF WESTERN ASSET
   MSF HARRIS OAKMARK FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES         MANAGEMENT U.S. GOVERNMENT
                INVESTMENT DIVISION             INVESTMENT DIVISION                INVESTMENT DIVISION
----------------------------------- ------------------------------- ----------------------------------
      2008                  2007          2008              2007                 2008          2007
------------- --------------------- ------------- ----------------- -------------------- -------------
 9,230,377            10,325,748    13,871,667        13,411,635           12,931,474    12,285,154
 1,173,786             1,508,297     1,878,681         3,944,551            2,737,586     3,655,065
(2,663,049)           (2,603,668)   (4,715,101)       (3,484,519)          (4,293,783)   (3,008,745)
------------- --------------------- ------------- ----------------- -------------------- -------------
 7,741,114             9,230,377    11,035,247        13,871,667           11,375,277    12,931,474
============= ===================== ============= ================= ==================== =============

            MSF BLACKROCK LEGACY                                           MSF METLIFE CONSERVATIVE TO
                LARGE CAP GROWTH    MSF METLIFE CONSERVATIVE ALLOCATION            MODERATE ALLOCATION
             INVESTMENT DIVISION                    INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------- -------------------------------------- ------------------------------
            2008         2007          2008                     2007           2008            2007
------------------- ------------ ------------- ------------------------ -------------- ---------------
       2,051,563    1,062,045    10,371,872                3,839,929     40,868,924      18,680,783
       2,604,014    1,803,770    13,680,062                9,812,634     26,817,721      27,398,440
      (1,462,476)    (814,252)   (6,732,851)              (3,280,691)   (12,034,622)     (5,210,299)
------------------- ------------ ------------- ------------------------ -------------- ---------------
       3,193,101    2,051,563    17,319,083               10,371,872     55,652,023      40,868,924
=================== ============ ============= ======================== ============== ===============

   MSF METLIFE AGGRESSIVE ALLOCATION       MSF FI LARGE CAP                FIDELITY VIP MONEY MARKET
                 INVESTMENT DIVISION    INVESTMENT DIVISION                      INVESTMENT DIVISION
------------------------------------ ---------------------- ----------------------------------------
      2008                   2007                   2008        2007        2008             2007
------------- ---------------------- ---------------------- ----------- ----------- ----------------
 6,357,316              3,386,241                336,491     161,937     933,116          692,783
 2,837,150              5,153,864                447,117     357,810     820,715          709,939
(2,137,471)            (2,182,789)              (200,010)   (183,256)   (889,768)        (469,606)
------------- ---------------------- ---------------------- ----------- ----------- ----------------
 7,056,995              6,357,316                583,598     336,491     864,063          933,116
============= ====================== ====================== =========== =========== ================

   FIDELITY VIP INVESTMENT GRADE BOND             CALVERT SOCIAL BALANCED    CALVERT SOCIAL MID CAP GROWTH
                  INVESTMENT DIVISION                 INVESTMENT DIVISION              INVESTMENT DIVISION
------------------------------------- ---------------------- ------------ --------------------------------
    2008                      2007                   2008         2007       2008                  2007
----------- ------------------------- ---------------------- ------------ ---------- ---------------------
 841,730                   809,998              2,076,677    2,131,161    395,084               419,490
 115,424                   255,582                241,535      242,560     50,976                64,306
(226,932)                 (223,850)              (360,113)    (297,044)   (68,130)              (88,712)
----------- ------------------------- ---------------------- ------------ ---------- ---------------------
 730,222                   841,730              1,958,099    2,076,677    377,930               395,084
=========== ========================= ====================== ============ ========== =====================

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                     MIST LORD ABBETT BOND DEBENTURE    MIST MFS RESEARCH INTERNATIONAL
                                                 INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------------- ----------------------------------
                                        2008                 2007          2008                 2007
                                  ------------- -------------------- ------------- --------------------
Units beginning of year           14,655,505           13,210,287    11,282,779            8,960,338
Units issued and transferred
  from other funding options       2,578,677            5,584,210     9,440,974            6,831,762
Units redeemed and transferred to
  other funding options           (4,741,533)          (4,138,992)   (4,523,716)          (4,509,321)
                                  ------------- -------------------- ------------- --------------------
Units end of year                 12,492,649           14,655,505    16,200,037           11,282,779
                                  ============= ==================== ============= ====================

                                          MIST LAZARD MID CAP    MIST MET/AIM SMALL CAP GROWTH
                                          INVESTMENT DIVISION              INVESTMENT DIVISION
                                  --------------------------- --------------------------------
                                        2008          2007         2008                2007
                                  ------------- ------------- ------------ -------------------
Units beginning of year            4,506,764     3,342,852    2,078,620           1,763,663
Units issued and transferred
  from other funding options         914,591     3,858,453      660,028           1,074,623
Units redeemed and transferred to
  other funding options           (1,667,018)   (2,694,541)    (719,875)           (759,666)
                                  ------------- ------------- ------------ -------------------
Units end of year                  3,754,337     4,506,764    2,018,773           2,078,620
                                  ============= ============= ============ ===================

                                     MIST THIRD AVENUE SMALL CAP VALUE    MIST CLARION GLOBAL REAL ESTATE
                                                   INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ------------------------------------ ----------------------------------
                                      2008                     2007          2008                 2007
                                  ----------- ------------------------ ------------- --------------------
Units beginning of year            372,086                  263,473    17,742,339           19,640,662
Units issued and transferred
  from other funding options       171,322                  167,104     4,117,105            7,389,239
Units redeemed and transferred to
  other funding options           (122,897)                 (58,491)   (5,532,628)          (9,287,562)
                                  ----------- ------------------------ ------------- --------------------
Units end of year                  420,511                  372,086    16,326,816           17,742,339
                                  =========== ======================== ============= ====================

                                                   MIST PIMCO
                                     INFLATION PROTECTED BOND        MIST JANUS FORTY
                                          INVESTMENT DIVISION     INVESTMENT DIVISION
                                  --------------------------- -----------------------
                                        2008          2007         2008    2007 (a)
                                  ------------- ------------- ------------ ----------
Units beginning of year            3,447,591     1,228,621      277,193         --
Units issued and transferred
  from other funding options      21,376,141     3,473,734    1,467,296    315,406
Units redeemed and transferred to
  other funding options           (8,361,267)   (1,254,764)    (412,716)   (38,213)
                                  ------------- ------------- ------------ ----------
Units end of year                 16,462,465     3,447,591    1,331,773    277,193
                                  ============= ============= ============ ==========

(a) For the period April 30, 2007 to December 31, 2007.

(b) For the period April 28, 2008 to December 31, 2008.

MIST T. ROWE PRICE MID CAP GROWTH      MIST PIMCO TOTAL RETURN          MIST RCM TECHNOLOGY
              INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
------------------------------------ ---------------------------- ----------------------------
      2008                   2007           2008          2007           2008          2007
------------- ---------------------- -------------- ------------- -------------- -------------
19,400,128             13,821,848     36,359,366    34,594,371     15,828,573     9,455,156
 7,623,987             10,477,347     13,053,983     9,056,677      8,905,954    11,593,727
(7,267,237)            (4,899,067)   (13,330,282)   (7,291,682)   (10,671,821)   (5,220,310)
------------- ---------------------- -------------- ------------- -------------- -------------
19,756,878             19,400,128     36,083,067    36,359,366     14,062,706    15,828,573
============= ====================== ============== ============= ============== =============

                                                        MIST OPPENHEIMER           MIST LEGG MASON PARTNERS
   MIST HARRIS OAKMARK INTERNATIONAL                CAPITAL APPRECIATION                  AGGRESSIVE GROWTH
                 INVESTMENT DIVISION                 INVESTMENT DIVISION                INVESTMENT DIVISION
------------------------------------ ----------------------------------- ----------------------------------
      2008                   2007                   2008         2007                 2008          2007
------------- ---------------------- ---------------------- ------------ -------------------- -------------
18,591,597             16,996,340              2,700,894    1,339,707            3,543,970     4,041,330
 2,823,899              8,930,126              1,859,039    1,844,509              814,073       771,652
(6,843,654)            (7,334,869)            (1,113,758)    (483,322)          (1,143,983)   (1,269,012)
------------- ---------------------- ---------------------- ------------ -------------------- -------------
14,571,842             18,591,597              3,446,175    2,700,894            3,214,060     3,543,970
============= ====================== ====================== ============ ==================== =============

   MIST LEGG MASON VALUE EQUITY                MIST SSGA GROWTH ETF    MIST SSGA GROWTH AND INCOME ETF
            INVESTMENT DIVISION                 INVESTMENT DIVISION                INVESTMENT DIVISION
------------------------------- ----------------------------------- ----------------------------------
      2008              2007                   2008         2007         2008                  2007
------------- ----------------- ---------------------- ------------ ------------ ---------------------
 3,317,525         3,401,505              1,055,765      322,952      447,213               266,996
 1,091,490           834,740                687,413    1,277,923      904,088               382,080
(1,046,774)         (918,720)              (877,334)    (545,110)    (332,855)             (201,863)
------------- ----------------- ---------------------- ------------ ------------ ---------------------
 3,362,241         3,317,525                865,844    1,055,765    1,018,446               447,213
============= ================= ====================== ============ ============ =====================

   MIST BLACKROCK LARGE CAP CORE             VARIABLE B                           VARIABLE C
             INVESTMENT DIVISION    INVESTMENT DIVISION                  INVESTMENT DIVISION
-------------------------------- ---------------------- ------------------------------------
      2008            2007 (a)                  2008        2007          2008       2007
------------- ------------------ ---------------------- ----------- ------------- ----------
25,948,608                 --                167,124     202,085        11,081     11,969
 1,401,574         29,704,228                  5,794     198,288            52     11,620
(5,030,748)        (3,755,620)               (30,897)   (233,249)       (1,824)   (12,508)
------------- ------------------ ---------------------- ----------- ------------- ----------
22,319,434         25,948,608                142,021     167,124         9,309     11,081
============= ================== ====================== =========== ============= ==========

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                    MIST                   MIST                   MIST                   MIST
                                          AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS          MET/TEMPLETON
                                     BALANCED ALLOCATION      GROWTH ALLOCATION    MODERATE ALLOCATION                 GROWTH
                                     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                  ---------------------- ---------------------- ---------------------- ----------------------
                                              2008 (b)               2008 (b)               2008 (b)               2008 (b)
                                  ---------------------- ---------------------- ---------------------- ----------------------
Units beginning of year                            --                     --                     --                     --
Units issued and transferred
  from other funding options                9,842,135             16,499,825             17,024,075                358,964
Units redeemed and transferred to
  other funding options                      (754,414)              (938,717)            (1,822,218)               (29,196)
                                  ---------------------- ---------------------- ---------------------- ----------------------
Units end of year                           9,087,721             15,561,108             15,201,857                329,768
                                  ====================== ====================== ====================== ======================

                                                                                   AMERICAN FUNDS
                                     AMERICAN FUNDS GROWTH-INCOME     GLOBAL SMALL CAPITALIZATION
                                              INVESTMENT DIVISION             INVESTMENT DIVISION
                                  ------------------------------- -------------------------------
                                        2008              2007              2008          2007
                                  ------------- ----------------- ----------------- -------------
Units beginning of year            7,633,730         7,224,552        20,755,088    17,064,435
Units issued and transferred
  from other funding options       1,243,960         1,704,021         5,550,856     9,127,468
Units redeemed and transferred to
  other funding options           (1,835,019)       (1,294,843)       (6,868,998)   (5,436,815)
                                  ------------- ----------------- ----------------- -------------
Units end of year                  7,042,671         7,633,730        19,436,946    20,755,088
                                  ============= ================= ================= =============

(a) For the period April 30, 2007 to December 31, 2007.
(b) For the period April 28, 2008 to December 31, 2008.

                                                             MIST
                  MIST                   MIST           MET/FRANKLIN
          MET/FRANKLIN           MET/FRANKLIN              TEMPLETON
                INCOME                 MUTUAL      FOUNDING STRATEGY       AMERICAN FUNDS GROWTH
   INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION         INVESTMENT DIVISION
---------------------- ---------------------- ---------------------- ---------------------------
            2008 (b)               2008 (b)               2008 (b)         2008          2007
---------------------- ---------------------- ---------------------- ------------- -------------
                 --                     --                     --     7,732,180     7,208,741
          1,206,547                816,893              3,381,640     1,808,157     1,796,074
           (144,504)              (120,026)              (572,940)   (1,736,454)   (1,272,635)
---------------------- ---------------------- ---------------------- ------------- -------------
          1,062,043                696,867              2,808,700     7,803,883     7,732,180
====================== ====================== ====================== ============= =============

        AMERICAN FUNDS BOND
        INVESTMENT DIVISION
---------------------------
      2008          2007
------------- -------------
11,482,973     3,656,960
 2,881,266    12,266,710
(5,330,692)   (4,440,697)
------------- -------------
 9,033,547    11,482,973
============= =============

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2008:

                                                        AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                   -------------------------------------- --------------------------------------------------
                                              UNIT VALUE(1)               INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                  LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ------------- ------------- ------------- ---------------- -------------------
MSF BlackRock Diversified     2008 26,873,896 10.30 - 38.07   719,504,341          2.84      0.95 - 2.30 (26.68) - (25.50)
  Investment Division         2007 32,591,838 13.83 - 51.10 1,170,376,423          2.58      0.95 - 2.30      3.20 - 4.90
                              2006 37,524,987 13.19 - 48.72 1,283,710,537          2.46      0.95 - 2.30      7.76 - 9.49
                              2005 43,701,026 12.04 - 44.49 1,364,024,142          1.59      0.95 - 2.30      0.48 - 2.09
                              2004 49,414,541 11.80 - 43.58 1,509,148,475          1.89      0.95 - 2.30      5.75 - 8.00
MSF BlackRock Aggressive      2008 15,770,104  8.20 - 32.04   344,650,871            --      0.95 - 2.30 (47.08) - (46.24)
  Growth Investment Division  2007 17,334,970 17.53 - 59.59   701,671,619            --      0.95 - 2.30    17.49 - 19.44
                              2006 19,462,810 14.68 - 49.89   657,496,616            --      0.95 - 2.30      4.04 - 5.72
                              2005 22,315,188 13.88 - 47.19   713,800,758            --      0.95 - 2.30      7.94 - 9.67
                              2004 25,212,280 12.66 - 43.03   735,674,081            --      0.95 - 2.30     9.86 - 11.94
MSF MetLife Stock Index       2008 70,501,950  8.29 - 32.55 1,968,761,690          1.90      0.50 - 2.30 (38.69) - (37.51)
  Investment Division         2007 74,008,454 13.38 - 52.14 3,329,401,270          1.00      0.50 - 2.30      2.58 - 4.55
                              2006 78,739,098 12.91 - 49.92 3,412,276,448          1.96      0.50 - 2.30   (2.44) - 14.72
                              2005 84,618,319 11.56 - 43.55 3,217,216,070          1.56      0.95 - 2.30      2.02 - 4.01
                              2004 85,759,354 11.11 - 41.93 3,155,883,032          0.83      0.50 - 2.30      7.71 - 9.78
MSF Julius Baer International 2008 14,203,800  9.13 - 13.15   168,218,916          3.04      0.95 - 2.30 (45.51) - (44.65)
  Stock Investment Division   2007 14,317,870 16.68 - 23.76   310,501,355          1.01      0.95 - 2.30      7.55 - 9.29
                              2006 14,686,869 15.35 - 21.74   294,563,493          1.40      0.95 - 2.30    13.58 - 15.41
                              2005 13,964,525 13.72 - 18.84   246,270,129          0.58      0.95 - 1.25    14.93 - 16.95
                              2004 13,332,626 11.94 - 16.11   203,820,632          1.28      0.95 - 2.30    13.55 - 17.11
MSF FI Mid Cap Opportunities  2008 27,032,077   6.27 - 9.95   254,903,446          0.38      0.50 - 2.30 (56.45) - (55.57)
  Investment Division         2007 29,442,363 14.24 - 22.13   629,435,841          0.12      0.65 - 2.30      5.64 - 7.63
                              2006 33,093,245 13.33 - 20.62   662,043,069          0.01      0.65 - 2.30     9.00 - 11.13
                              2005 37,066,246 12.04 - 18.61   672,025,922            --      0.65 - 2.30      4.27 - 6.21
                              2004 41,657,278 11.44 - 17.57   715,717,082          0.49      0.65 - 2.30    12.01 - 16.38
MSF T. Rowe Price Small Cap   2008 13,195,908  8.98 - 11.11   136,696,190            --      0.50 - 2.30 (37.77) - (36.61)
  Growth Investment Division  2007 14,098,367 14.43 - 17.54   232,142,783            --      0.50 - 2.30      7.03 - 9.15
                              2006 15,920,124 13.48 - 16.09   241,933,957            --      0.50 - 2.30     1.28 - 12.45
                              2005 16,882,027 13.31 - 15.24   250,349,096            --      0.65 - 2.30     0.65 - 10.22
                              2004 17,980,002 12.30 - 13.86   243,468,250            --      0.65 - 2.30     5.98 - 10.41
MSF Oppenheimer Global        2008 11,122,103  9.53 - 12.89   137,022,304          2.09      0.65 - 2.30 (41.92) - (40.75)
  Equity Investment Division  2007 12,316,636 16.24 - 21.82   258,147,003          1.06      0.95 - 2.30      3.83 - 5.49
                              2006 12,575,044 15.47 - 20.69   251,446,846          2.50      0.95 - 2.30    13.71 - 15.53
                              2005 12,088,855 14.88 - 17.91   210,571,508          0.54      0.95 - 2.30    13.36 - 15.13
                              2004 11,372,844 12.93 - 15.56   172,750,812          1.57      0.95 - 2.30    11.68 - 15.47
MSF MFS Value                 2008 23,079,354  7.75 - 10.00   215,867,458          1.81      0.50 - 2.30 (30.75) - (29.89)
  Investment Division         2007 26,877,885 11.83 - 15.16   383,587,686          0.70      0.50 - 2.30   (6.22) - (4.51)
                              2006 28,712,177 12.48 - 15.88   432,262,160          0.69      0.50 - 2.30    15.16 - 17.35
                              2005 31,545,152 11.58 - 13.45   408,151,596          0.64      0.60 - 2.30   (3.87) - (1.98)
                              2004 29,629,917 11.85 - 13.75   395,114,883          0.46      0.60 - 2.30     7.27 - 10.72

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                   ---------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ----------- ------------- ---------------- -------------------
MSF Neuberger Berman Mid Cap  2008 19,890,361      7.50 - 15.13 280,523,003          0.70      0.50 - 2.30 (48.68) - (47.74)
  Value Investment Division   2007 21,798,028     14.47 - 28.95 592,652,107          0.44      0.50 - 2.30      0.83 - 2.67
                              2006 21,851,504     14.20 - 28.20 583,683,569          0.41      0.50 - 2.30     8.67 - 10.64
                              2005 21,232,326     12.86 - 25.48 517,299,339          0.24      0.50 - 2.30     9.39 - 11.20
                              2004 16,214,942     14.37 - 22.61 358,032,635          0.22      0.95 - 2.30    11.76 - 21.78
MSF T. Rowe Price Large Cap   2008 14,777,743       7.93 - 9.53 131,350,867          0.47      0.50 - 2.30 (43.33) - (42.26)
  Growth Investment Division  2007 16,111,584     13.96 - 16.51 249,940,963          0.35      0.50 - 2.30      6.66 - 8.60
                              2006 15,304,972     12.95 - 14.90 220,662,118          0.27      0.95 - 2.30    10.30 - 15.81
                              2005 15,057,106     11.90 - 13.29 194,650,515          0.50      0.95 - 2.30      2.31 - 5.61
                              2004 14,178,974     11.45 - 12.58 174,634,867          0.19      0.95 - 2.30     7.30 - 10.18
MSF Lehman Brothers           2008 51,782,639     11.80 - 15.77 759,753,861          4.54      0.50 - 2.30      3.22 - 5.30
  Aggregate Bond Index        2007 66,587,191     11.31 - 15.00 936,492,313          4.39      0.50 - 2.30      4.22 - 6.18
  Investment Division         2006 63,513,866     10.74 - 14.13 849,543,686          4.21      0.50 - 2.30      1.48 - 3.45
                              2005 58,769,971     10.42 - 13.68 768,286,065          3.67      0.50 - 2.30    (0.48) - 1.39
                              2004 46,560,646     11.21 - 13.50 607,563,120          2.63      0.50 - 2.30      0.17 - 3.46
MSF Morgan Stanley EAFE Index 2008 31,655,987      8.69 - 12.27 308,388,821          2.79      0.50 - 2.30 (43.52) - (42.46)
  Investment Division         2007 29,199,070     15.38 - 21.38 498,965,167          1.87      0.50 - 2.30      7.99 - 9.97
                              2006 27,068,654     14.24 - 19.48 424,305,304          1.62      0.50 - 2.30    22.65 - 24.81
                              2005 24,828,115     11.61 - 15.64 314,544,224          1.52      0.50 - 2.30    10.33 - 12.43
                              2004 21,202,631     10.52 - 13.94 241,576,840          0.73      0.50 - 2.30    14.75 - 18.74
MSF Russell 2000 Index        2007 15,229,120     10.64 - 12.78 182,880,602          1.15      0.50 - 2.30 (35.19) - (33.93)
  Investment Division         2007 16,225,570     16.25 - 19.36 297,396,403          0.85      0.50 - 2.30   (3.95) - (2.15)
                              2006 16,898,875     16.66 - 19.79 319,432,503          0.75      0.50 - 2.30    14.88 - 17.20
                              2005 15,924,763     14.26 - 16.92 259,430,466          0.71      0.50 - 2.30      1.97 - 3.80
                              2004 15,279,970     13.77 - 16.30 242,131,144          0.47      0.50 - 2.30    13.80 - 16.85
MSF Jennison Growth           2008  6,835,443       3.14 - 8.69  23,641,274          2.33      0.95 - 2.30 (38.02) - (37.02)
  Investment Division         2007  7,214,781      5.07 - 13.79  39,851,547          0.35      0.95 - 2.30     8.84 - 10.62
  (Commenced 5/1/2005)        2006  7,806,353      4.65 - 12.47  39,203,639            --      0.65 - 2.30      0.20 - 2.09
                              2005  7,462,775      4.64 - 12.25  37,114,974            --      0.65 - 2.30     9.94 - 11.90
MSF BlackRock Strategic Value 2008 20,362,682      9.21 - 13.25 254,882,668          0.42      0.50 - 2.30 (39.96) - (38.86)
  Investment Division         2007 24,340,161     15.09 - 21.67 501,623,983          0.22      0.50 - 2.30   (5.89) - (4.17)
                              2006 26,813,221     15.78 - 22.61 580,737,411          0.24      0.50 - 2.30    13.79 - 15.98
                              2005 28,603,886     13.65 - 19.26 538,301,526            --      0.65 - 2.30      1.57 - 3.51
                              2004 29,576,684     13.23 - 18.67 542,389,566            --      0.65 - 2.30    11.83 - 14.57
MSF MetLife Mid Cap Stock     2008 21,849,962      9.08 - 11.21 231,339,248          1.30      0.50 - 2.30 (37.83) - (36.70)
  Index Investment Division   2007 21,967,595     14.45 - 18.38 370,254,918          0.66      0.50 - 2.30      5.06 - 7.08
                              2006 21,158,755     13.61 - 16.55 335,945,846          1.09      0.50 - 2.30     7.32 - 13.52
                              2005 19,346,717     13.72 - 15.07 283,308,837          0.61      0.65 - 2.30     6.82 - 11.38
                              2004 16,857,835     12.53 - 13.53 223,266,641          0.52      0.60 - 2.30    11.33 - 15.05
MSF Franklin Templeton        2008  4,164,761       6.04 - 7.63  27,323,135            --      0.50 - 2.30 (42.68) - (41.60)
  Small Cap Growth            2007  4,412,289     10.52 - 13.09  49,970,829            --      0.50 - 2.30      1.93 - 3.79
  Investment Division         2006  4,513,538     10.33 - 12.64  49,635,104            --      0.60 - 2.30      1.88 - 9.11
                              2005  4,244,927      9.63 - 11.60  43,057,929            --      0.60 - 2.30      2.03 - 9.46
                              2004  3,958,098      9.44 - 11.19  38,943,339            --      0.60 - 2.30     8.68 - 23.51

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ----------- ------------- ---------------- -------------------
MSF BlackRock Large Cap Value  2008 14,757,009       8.84 - 9.97 139,484,543          0.61      0.50 - 2.30 (36.59) - (35.43)
  Investment Division          2007 15,330,139     13.85 - 15.43 226,138,040          0.83      0.50 - 2.30      0.77 - 2.61
                               2006 12,384,350     13.60 - 15.04 179,447,389          0.86      0.50 - 2.30    16.41 - 18.54
                               2005  5,368,892     11.74 - 12.53  66,157,275          0.81      0.95 - 2.30      3.18 - 5.01
                               2004  4,308,811     11.18 - 11.97  50,981,319            --      0.95 - 2.30     1.54 - 12.29
MSF BlackRock Bond Income      2008 11,639,097     12.00 - 57.90 398,659,782          5.19      0.50 - 2.30   (5.86) - (4.05)
  Investment Division          2007 14,060,432     12.54 - 60.40 499,799,022          3.18      0.50 - 2.30      3.60 - 5.60
                               2006 15,090,608     11.91 - 57.26 496,636,469          5.68      0.50 - 2.30      1.78 - 3.74
                               2005 16,263,054     11.51 - 54.04 499,970,297          3.88      0.65 - 2.30    (0.16) - 1.73
                               2004 16,511,060     11.35 - 53.22 479,529,727          4.02      0.60 - 2.30    (6.04) - 3.77
MSF BlackRock Money Market     2008  2,850,237     19.01 - 25.45  66,588,629          2.52      0.95 - 2.30      0.26 - 1.89
  Investment Division          2007  1,760,491     19.19 - 25.08  40,244,577          4.85      0.95 - 2.30      2.43 - 4.04
                               2006  1,356,596     18.95 - 24.22  29,869,403          4.59      0.95 - 2.30      2.26 - 3.83
                               2005  1,240,999     18.53 - 23.43  26,441,007          2.48      0.95 - 2.30     0.34 - 12.20
                               2004  1,089,932     18.26 - 23.09  22,990,726          0.86      0.95 - 2.30    (1.46) - 0.05
MSF Davis Venture Value        2008 14,317,633      8.24 - 26.21 337,854,161          1.17      0.50 - 2.30 (40.90) - (39.74)
  Investment Division          2007 14,389,463     13.80 - 43.56 568,534,369          0.65      0.50 - 2.30      1.96 - 3.90
                               2006 13,009,427     13.39 - 41.95 499,120,554          0.69      0.50 - 2.30    11.71 - 13.84
                               2005  9,616,873     11.80 - 36.05 327,836,546          0.55      0.65 - 2.30      7.52 - 9.60
                               2004  6,061,573     12.62 - 32.99 191,013,088          0.49      0.65 - 2.30     6.99 - 11.58
MSF Loomis Sayles Small Cap    2008  3,837,285      9.57 - 25.38  87,080,365            --      0.50 - 2.30 (37.52) - (36.38)
  Investment Division          2007  3,903,502     15.16 - 39.88 140,310,675          0.03      0.50 - 2.30     9.07 - 11.07
                               2006  3,097,546     13.75 - 35.91 101,108,667            --      0.50 - 2.30    13.76 - 15.82
                               2005  1,880,156     11.90 - 30.17  53,640,656            --      0.95 - 2.30      4.28 - 5.97
                               2004  1,424,451     12.66 - 28.47  38,635,528            --      0.95 - 2.30    12.61 - 15.30
MSF Harris Oakmark Focused     2008  7,741,114      6.58 - 21.92 153,231,189          0.23      0.50 - 2.30 (47.36) - (46.40)
  Value Investment Division    2007  9,230,377     12.31 - 40.90 343,237,819          0.47      0.50 - 2.30   (9.20) - (7.54)
                               2006 10,325,748     13.34 - 44.24 418,653,330          0.22      0.50 - 2.30     9.63 - 11.61
                               2005 11,283,242     11.97 - 39.14 413,672,421          0.02      0.95 - 2.30      7.22 - 9.06
                               2004  9,659,217     10.99 - 35.89 327,616,615          0.03      0.60 - 2.30      7.27 - 9.90
MSF Western Asset Management   2008 11,035,247      9.63 - 20.08 198,912,849          4.03      0.50 - 2.30 (17.16) - (15.56)
  Strategic Bond Opportunities 2007 13,871,667     11.50 - 23.81 298,532,504          2.59      0.50 - 2.30      1.33 - 3.36
  Investment Division          2006 13,411,635     11.23 - 23.07 281,812,127          4.83      0.50 - 2.30      2.46 - 4.38
                               2005 11,262,819     10.79 - 21.59 228,960,440          2.72      0.95 - 2.30      0.23 - 1.89
                               2004  7,027,888     18.05 - 21.19 141,477,434          2.86      0.95 - 2.30      2.39 - 6.12
MSF Western Asset Management   2008 11,375,277     10.72 - 18.49 189,116,346          4.17      0.50 - 2.30   (2.80) - (1.03)
  U.S. Government              2007 12,931,474     10.92 - 18.68 218,629,575          2.53      0.50 - 2.30      1.66 - 3.51
  Investment Division          2006 12,285,154     10.63 - 18.04 202,290,485          3.09      0.50 - 2.30      1.53 - 3.38
                               2005 10,976,124     10.30 - 17.46 176,329,793          1.22      0.50 - 2.30    (0.89) - 0.92
                               2004  7,714,000     14.41 - 17.30 124,306,910          1.09      0.50 - 2.30      0.46 - 2.49
MSF FI Value Leaders           2008  2,700,214      8.41 - 22.06  52,446,886          1.69      0.50 - 2.30 (40.49) - (39.40)
  Investment Division          2007  3,074,825     13.99 - 36.41  99,283,383          0.73      0.50 - 2.30      1.56 - 3.42
                               2006  3,178,325     13.63 - 35.20 100,021,516          0.81      0.50 - 2.30     9.13 - 11.10
                               2005  1,911,983     12.53 - 30.30  54,642,394          0.98      0.95 - 2.30      5.45 - 9.66
                               2004    856,897     11.43 - 27.67  22,597,417          1.05      0.95 - 2.30     9.66 - 14.30

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                      --------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)               INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ----------- ------------- ------------- ------------- ---------------- -------------------
MSF MFS Total Return             2008   3,776,147  9.72 - 42.76    92,084,874          3.55      0.50 - 2.30 (24.12) - (22.74)
  Investment Division            2007   4,423,374 12.67 - 55.35   137,606,326          1.94      0.50 - 2.30      1.74 - 3.60
                                 2006   3,947,313 12.31 - 53.42   117,960,524          3.32      0.50 - 2.30     9.40 - 11.38
                                 2005   3,604,722 11.12 - 47.08    98,990,430          1.80      0.60 - 2.30      0.51 - 2.24
                                 2004   2,312,843 10.94 - 46.05    71,298,072          0.03      0.60 - 2.30     6.22 - 10.33
MSF BlackRock Legacy             2008   3,193,101  8.74 - 22.70    52,571,988          0.20      0.50 - 2.30 (38.14) - (37.01)
  Large Cap Growth               2007   2,051,563 13.98 - 33.08    52,009,160          0.01      0.95 - 2.30    15.73 - 17.59
  Investment Division            2006   1,062,045 11.95 - 28.26    22,123,623            --      0.95 - 2.30      1.51 - 3.57
                                 2005     640,982 11.67 - 27.51    13,090,953          0.15      0.95 - 2.30      4.35 - 6.06
                                 2004   1,424,451 11.06 - 26.07     5,610,216            --      0.95 - 2.30    (4.31) - 9.68
MSF MetLife Conservative         2008  17,319,083   9.23 - 9.86   165,879,654          0.94      0.50 - 2.30 (16.34) - (14.82)
  Allocation Investment Division 2007  10,371,872 11.03 - 11.58   117,554,292            --      0.50 - 2.30      3.16 - 5.04
  (Commenced 5/1/2005)           2006   3,839,929 10.70 - 11.02    41,777,525          2.77      0.50 - 2.30      4.47 - 6.36
                                 2005   1,232,690 10.24 - 10.35    12,700,366          0.57      0.95 - 2.30      2.32 - 3.35
MSF MetLife Conservative to      2008  55,652,023   8.77 - 9.37   506,344,346          1.08      0.50 - 2.30 (23.38) - (21.99)
  Moderate Allocation            2007  40,868,924 11.45 - 12.01   480,507,437            --      0.50 - 2.30      2.42 - 4.29
  Investment Division            2006  18,680,783 11.18 - 11.52   212,345,204          2.17      0.50 - 2.30      6.94 - 8.88
  (Commenced 5/1/2005)           2005   4,525,054 10.45 - 10.58    47,629,824          0.68      0.95 - 2.30      4.35 - 5.44
MSF MetLife Moderate             2008 140,552,277   8.30 - 8.87 1,210,836,845          0.80      0.50 - 2.30 (30.26) - (28.99)
  Allocation Investment Division 2007 101,678,257 11.91 - 12.49 1,243,038,089          0.03      0.50 - 2.30      1.96 - 3.82
  (Commenced 5/1/2005)           2006  40,790,100 11.68 - 12.03   484,209,819          1.42      0.50 - 2.30     9.30 - 11.28
                                 2005   8,136,943 10.68 - 10.80    87,493,424          0.73      0.95 - 2.30      6.40 - 7.38
MSF MetLife Moderate to          2008 119,924,001   7.83 - 8.37   974,541,413          0.60      0.50 - 2.30 (36.60) - (35.44)
  Aggressive Allocation          2007  87,197,888 12.36 - 12.97 1,105,869,460          0.04      0.50 - 2.30      1.48 - 3.33
  Investment Division            2006  32,440,518 12.18 - 12.55   401,417,271          0.96      0.50 - 2.30    11.63 - 13.65
  (Commenced 5/1/2005)           2005   5,478,129 10.91 - 11.02    60,142,308          0.68      0.95 - 2.30      9.03 - 9.29
MSF MetLife Aggressive           2008   7,056,995   7.36 - 7.86    54,041,766          0.57      0.50 - 2.30 (41.81) - (40.75)
  Allocation Investment Division 2007   6,357,316 12.64 - 13.27    82,686,153          0.11      0.50 - 2.30      0.91 - 2.75
  (Commenced 5/1/2005)           2006   3,386,241 12.53 - 12.91    43,191,894          0.83      0.50 - 2.30    13.04 - 15.08
                                 2005     659,010 11.08 - 11.20     7,348,718          0.65      0.95 - 2.30     9.78 - 10.72
MSF FI Large Cap                 2008     583,598  8.86 - 10.73     5,659,899            --      0.50 - 2.05 (46.07) - (45.22)
  Investment Division            2007     336,491 16.43 - 19.14     6,017,112          0.01      0.95 - 2.05      1.61 - 2.96
  (Commenced 5/1/2006)           2006     161,937 15.92 - 18.31     2,830,157            --      0.95 - 2.20      3.62 - 5.00
Fidelity VIP Money Market        2008     864,063         17.15    14,823,280          3.01             0.95             2.05
  Investment Division            2007     933,116         16.80    15,686,013          5.07             0.95             4.12
                                 2006     692,783         16.14    11,180,161          4.94             0.95             3.90
                                 2005     398,745         15.53     6,200,922          3.16             0.95             2.05
                                 2004     508,676         15.22     7,739,157          1.12             0.95             0.20
Fidelity VIP Equity-Income       2008   1,908,977         30.01    57,286,753          2.34             0.95           (43.19)
  Investment Division            2007   2,280,472         52.83   120,473,616          1.76             0.95             0.57
                                 2006   2,516,843         52.53   132,207,499          3.39             0.95            19.07
                                 2005   2,814,629         44.12   124,173,091          1.64             0.95             4.84
                                 2004   3,181,549         42.08   133,865,570          1.52             0.95             9.02

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                            AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                     ---------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ----------- ------------- ---------------- -------------------
Fidelity VIP Growth             2008  2,438,573             27.01  65,868,936          0.78             0.95           (47.67)
  Investment Division           2007  2,815,092             51.61 145,295,256          0.83             0.95            25.76
                                2006  3,115,761             41.04 127,870,436          0.41             0.95             5.85
                                2005  3,645,885             38.77 141,359,911          0.50             0.95             4.82
                                2004  4,247,099             36.99 157,101,539          0.26             0.95             8.19
Fidelity VIP Investment Grade   2008    730,222             23.78  17,363,022          4.32             0.95            (4.16)
  Bond Investment Division      2007    841,730             24.81  20,883,287          3.91             0.95             3.36
                                2006    809,998             24.00  19,442,734          4.10             0.95             3.37
                                2005    896,213             23.22  20,803,805          3.69             0.95             1.27
                                2004    942,267             22.93  21,620,889          4.15             0.95             0.88
Calvert Social Balanced         2008  1,958,099     15.95 - 20.92  39,625,750          2.49      0.50 - 1.55 (32.38) - (31.67)
  Investment Division           2007  2,076,677     23.59 - 30.84  62,179,011          2.41      0.50 - 1.55      1.17 - 2.24
                                2006  2,131,161     23.31 - 30.39  63,065,563          2.32      0.50 - 1.55      7.10 - 8.23
                                2005  2,181,124     21.77 - 28.29  60,311,328          1.79      0.50 - 1.55      4.05 - 5.13
                                2004  2,197,291     20.92 - 27.11  58,294,718          1.72      0.50 - 1.55      0.28 - 7.70
Calvert Social Mid Cap Growth   2008    377,930             19.35   7,315,009            --             0.95           (37.78)
  Investment Division           2007    395,084             31.11  12,291,484            --             0.95             9.12
                                2006    419,490             28.51  11,959,917            --             0.95             5.87
                                2005    466,889             26.93  12,565,055            --             0.95            (0.52)
                                2004    506,064             27.07  13,688,933            --             0.95             8.28
MIST Lord Abbett Bond           2008 12,492,649      9.89 - 17.31 173,951,938          4.30      0.50 - 2.30 (20.46) - (19.01)
  Debenture Investment Division 2007 14,655,505     12.30 - 21.37 250,880,658          5.19      0.50 - 2.30      4.11 - 6.02
                                2006 13,210,287     11.69 - 20.16 210,829,957          6.45      0.50 - 2.30      6.70 - 8.65
                                2005 11,143,052     10.79 - 17.43 159,818,940          4.90      0.65 - 2.30    (0.83) - 3.23
                                2004  9,177,096     12.27 - 21.73 125,736,304          3.67      0.65 - 2.30      3.58 - 7.68
MIST MFS Research International 2008 16,200,037      9.48 - 19.76 169,986,665          1.75      0.50 - 2.30 (44.34) - (42.65)
  Investment Division           2007 11,282,779     16.84 - 19.49 206,951,217          1.32      0.50 - 2.30    10.70 - 12.72
                                2006  8,960,338     15.21 - 17.32 147,231,063          1.54      0.50 - 2.30    23.65 - 29.56
                                2005  4,118,785     12.30 - 13.77  54,271,700          0.56      0.95 - 2.30    12.23 - 15.67
                                2004  2,756,605     10.81 - 11.91  31,718,709            --      0.95 - 2.30  (14.39) - 18.63
MIST T. Rowe Price Mid Cap      2008 19,756,878       5.41 - 9.65 116,814,865          0.02      0.50 - 2.30 (41.12) - (40.05)
  Growth Investment Division    2007 19,400,128      9.18 - 16.14 193,009,732          0.10      0.50 - 2.30    14.93 - 17.05
                                2006 13,821,848      7.99 - 13.82 118,849,794            --      0.50 - 2.30      3.73 - 5.64
                                2005 11,533,257      7.70 - 13.09  94,663,044            --      0.50 - 2.30    11.89 - 13.73
                                2004  8,669,095      6.87 - 11.51  63,001,217            --      0.95 - 2.30    11.63 - 17.14
MIST PIMCO Total Return         2008 36,083,067     11.49 - 14.17 481,433,731          3.85      0.50 - 2.30   (1.88) - (0.01)
  Investment Division           2007 36,359,366     11.59 - 14.18 488,859,178          3.35      0.50 - 2.30      5.11 - 7.15
                                2006 34,594,371     10.91 - 13.25 438,011,087          2.71      0.50 - 2.30      2.13 - 4.13
                                2005 33,143,919     10.57 - 12.74 406,268,866          0.02      0.50 - 2.30    (0.05) - 1.76
                                2004 24,585,923     11.61 - 12.52 298,386,525          7.25      0.50 - 2.30      0.83 - 4.42
MIST RCM Technology             2008 14,062,706       3.27 - 8.73  52,971,596         13.66      0.50 - 2.30 (45.76) - (44.73)
  Investment Division           2007 15,828,573       6.02 - 8.14 109,742,282            --      0.50 - 2.30    25.82 - 30.86
                                2006  9,455,156       4.68 - 6.24  51,235,788            --      0.50 - 2.30      2.83 - 4.82
                                2005  9,833,932       4.55 - 5.97  51,898,685            --      0.95 - 2.30     8.57 - 10.35
                                2004 11,146,560       4.19 - 5.41  54,272,225            --      0.95 - 2.30   (6.49) - 15.20

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                AS OF DECEMBER 31                                 FOR THE YEAR ENDED DECEMBER 31
                                     ---------------------------- --------------------------------------------------------------
                                                    UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ----------- ------------- ---------------- -------------------
MIST Lazard Mid Cap             2008  3,754,337      7.71 - 10.18  36,151,055          1.00      0.50 - 2.30 (39.71) - (38.61)
  Investment Division           2007  4,506,764     12.66 - 16.48  71,203,257          0.42      0.60 - 2.30   (4.93) - (3.30)
                                2006  3,342,852     13.18 - 16.84  54,992,866          0.36      0.95 - 2.30    12.05 - 13.87
                                2005  2,877,414     11.76 - 14.81  41,868,418          0.21      0.95 - 2.30      5.63 - 7.40
                                2004  2,505,486     10.95 - 13.82  34,153,806            --      0.95 - 2.30     7.34 - 13.37
MIST Met/AIM Small Cap          2008  2,018,773      8.69 - 10.34  19,716,764            --      0.50 - 2.30 (40.13) - (39.03)
  Growth Investment Division    2007  2,078,620     14.54 - 16.96  33,578,933            --      0.50 - 2.30     8.53 - 10.51
                                2006  1,763,663     13.18 - 15.26  25,970,736            --      0.60 - 2.30    11.55 - 13.48
                                2005  1,475,123     11.68 - 13.45  19,296,323            --      0.60 - 2.30      5.85 - 7.60
                                2004  1,153,716     10.86 - 12.50 142,129,409            --      0.60 - 2.30      4.15 - 8.60
MIST Harris Oakmark             2008 14,571,842      9.41 - 12.13 167,003,504          1.70      0.50 - 2.30 (42.23) - (41.11)
  International                 2007 18,591,597     16.12 - 20.62 364,951,267          0.83      0.50 - 2.30   (3.38) - (1.50)
  Investment Division           2006 16,996,340     16.51 - 20.96 341,781,933          2.25      0.50 - 2.30    25.93 - 28.37
                                2005  9,989,980     12.90 - 16.11 158,028,315          0.05      0.95 - 2.30    11.65 - 13.40
                                2004  4,686,847     11.70 - 14.23  65,755,444          0.01      0.95 - 2.30    12.68 - 19.58
MIST Oppenheimer Capital        2008  3,446,175       5.12 - 7.08  19,597,897          3.52      0.50 - 2.30 (47.17) - (46.21)
  Appreciation                  2007  2,700,894      9.70 - 13.22  29,078,859          0.01      0.50 - 2.30    11.68 - 13.72
  Investment Division           2006  1,339,707      8.74 - 11.66  12,773,771          0.12      0.95 - 2.20      5.28 - 6.80
                                2005    448,382      8.36 - 10.93   4,043,647          0.02      0.95 - 2.05      3.23 - 3.55
                                2004         42       8.34 - 8.44         357          0.74      1.15 - 1.45      4.89 - 5.24
MIST Legg Mason Partners        2008  3,214,060       4.40 - 7.43  15,530,392          0.01      0.95 - 2.30 (40.44) - (39.53)
  Aggressive Growth             2007  3,543,970      7.38 - 12.29  28,433,627          0.12      0.95 - 2.30    (0.07) - 1.63
  Investment Division           2006  4,041,330      7.39 - 12.09  32,049,679            --      0.95 - 2.30   (3.91) - (2.50)
                                2005  3,428,990      7.69 - 12.41  28,090,437            --      0.95 - 2.30    10.93 - 12.78
                                2004  2,835,847      6.93 - 11.00  20,717,976            --      0.95 - 2.30     6.11 - 10.53
MIST Third Avennue Small Cap    2008    420,511     11.92 - 12.78   5,140,445          0.72      0.50 - 1.55 (30.91) - (30.17)
  Value Investment Division     2007    372,086     17.25 - 18.31   6,558,207          0.92      0.50 - 1.55   (4.52) - (3.51)
                                2006    263,473     18.07 - 18.97   4,845,048          0.40      0.50 - 1.55    11.39 - 12.57
                                2005    138,389     16.22 - 16.46   2,276,433            --      1.15 - 1.55    13.74 - 14.15
                                2004     27,952     14.26 - 14.42     403,590          0.43      1.15 - 1.55    24.54 - 25.07
MIST Clarion Global Real Estate 2008 16,326,816       1.60 - 9.78 153,313,019          1.70      0.50 - 2.30 (43.01) - (41.94)
  Investment Division           2007 17,742,339      2.76 - 16.85 289,685,350          0.99      0.50 - 2.30 (16.95) - (15.35)
                                2006 19,640,662      3.27 - 19.92 382,243,470          0.93      0.50 - 2.30    34.50 - 37.01
                                2005 11,156,645      2.39 - 14.51 159,988,876            --      0.95 - 2.30    10.69 - 12.61
                                2004  4,508,731     12.76 - 12.89  57,896,986          3.20      0.95 - 2.30    27.56 - 28.90
MIST Legg Mason Value Equity    2008  3,362,241       3.82 - 4.46  14,231,373          0.14      0.95 - 2.30 (55.65) - (54.86)
  Investment Division           2007  3,317,525       8.61 - 9.88  31,321,834            --      0.95 - 2.30   (8.06) - (6.61)
  (Commenced 5/1/2006)          2006  3,401,505      9.36 - 10.58  34,609,899          0.08      0.95 - 2.30    10.59 - 12.34
MIST SSgA Growth ETF            2008    865,844       7.63 - 8.09   6,834,582          1.48      0.50 - 2.30 (34.50) - (33.30)
  Investment Division           2007  1,055,765     11.65 - 12.13  12,579,610            --      0.50 - 2.30      3.20 - 5.09
  (Commenced 5/1/2006)          2006    322,952     11.30 - 11.50   3,692,601          1.65      0.95 - 2.20    11.38 - 12.93
MIST SSgA Growth and Income     2008  1,018,446       8.32 - 8.83   8,767,451          1.56      0.50 - 2.30 (26.77) - (25.43)
  ETF Investment Division       2007    447,213     11.37 - 11.84   5,202,299            --      0.50 - 2.30      2.99 - 4.87
  (Commenced 5/1/2006)          2006    266,996     11.05 - 11.23   2,982,650          2.24      0.95 - 2.20     9.30 - 10.72

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                             AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                      ---------------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)               INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS     HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                      ---------- --------------- ------------- ------------- ---------------- -------------------
MIST PIMCO Inflation Protected   2008 16,462,465   10.58 - 11.78   184,375,735          3.63      0.50 - 2.30   (9.01) - (7.23)
  Bond Investment Division       2007  3,447,591   11.63 - 12.70    41,963,317          1.70      0.65 - 2.30     8.27 - 10.36
  (Commenced 5/1/2006)           2006  1,228,621   10.74 - 11.51    13,684,136            --      0.65 - 2.30    (1.89) - 0.00
MIST Janus Forty
  Investment Division            2008  1,331,773  80.39 - 175.43   139,405,695          4.92      0.50 - 2.30 (43.32) - (42.29)
  (Commenced 4/30/2007)          2007    277,193 141.84 - 304.58    50,512,056            --      0.50 - 2.30    27.14 - 29.47
MIST BlackRock Large Cap Core
  Investment Division            2008 22,319,434    9.08 - 61.28   589,510,769          0.70      0.50 - 2.30 (38.74) - (37.62)
  (Commenced 4/30/2007)          2007 25,948,608   14.57 - 95.85 1,097,474,099            --      0.60 - 2.30      3.94 - 5.74
Variable B Investment Division   2008    142,021  30.10 - 111.12    14,787,926          0.71             1.00 (37.74) - (37.59)
                                 2007    167,124  48.23 - 178.48    28,073,493          1.59             1.00      5.57 - 6.09
                                 2006    202,085  45.46 - 169.07    32,075,445          1.35             1.00            13.22
                                 2005    256,179  39.84 - 149.63    34,430,948          1.11             1.00      2.64 - 4.24
                                 2004    280,320  38.22 - 145.78    35,610,341          0.76             1.00      7.09 - 9.21
Variable C Investment Division   2008      9,309 111.12 - 139.06     1,191,340          0.73             1.00 (37.74) - (37.12)
                                 2007     11,081 178.48 - 221.14     2,233,598          1.54             1.00      5.57 - 6.63
                                 2006     11,969 169.07 - 207.39     2,255,006          1.36             1.00            13.61
                                 2005     16,427 149.63 - 181.74     2,530,897          1.22             1.00      2.64 - 3.66
                                 2004     16,427 145.78 - 175.32     2,571,598          0.45             1.00     9.21 - 10.31
MIST American Funds Balanced
  Allocation Investment Division
  (Commenced 4/28/2008)          2008  9,087,721     6.97 - 7.06    63,741,086          6.96      0.50 - 2.30 (30.31) - (29.41)
MIST American Funds Growth
  Allocation Investment Division
  (Commenced 4/28/2008)          2008 15,561,108     6.32 - 6.40    99,006,699          7.24      0.50 - 2.30 (36.79) - (35.97)
MIST American Funds Moderate
  Allocation Investment Division
  (Commenced 4/28/2008)          2008 15,201,857     7.64 - 7.74   116,911,851          6.90      0.50 - 2.30 (23.62) - (22.63)
MIST Met/Templeton Growth
  Investment Division
  (Commenced 4/28/2008)          2008    329,768     6.54 - 6.61     2,167,857          1.01      0.50 - 2.30 (34.60) - (33.90)
MIST Met/Franklin Income
  Investment Division
  (Commenced 4/28/2008)          2008  1,062,043     7.94 - 8.01     8,486,992          4.42      0.95 - 2.30 (20.62) - (19.88)
MIST Met/Franklin Mutual Shares
  Investment Division
  (Commenced 4/28/2008)          2008    696,867     6.57 - 6.64     4,602,420          5.65      0.50 - 2.30 (34.29) - (33.59)
MIST Met/Franklin Templeton
  Founding Strategy
  Investment Division
  (Commenced 4/28/2008)          2008  2,808,700     7.01 - 7.06    19,766,948          3.23      0.95 - 2.30 (29.93) - (29.44)

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (Concluded)

6. FINANCIAL HIGHLIGHTS -- (Concluded)

                                                         AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- --------------------------------------------------
                                               UNIT VALUE(1)               INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                   LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                       UNITS     HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  ---------- --------------- ------------- ------------- ---------------- -------------------
American Funds Growth        2008  7,803,883   8.50 - 114.72   745,808,628          0.81      0.50 - 2.30 (45.39) - (44.33)
  Investment Division        2007  7,732,180  15.36 - 206.31 1,339,638,488          0.81      0.50 - 2.30     9.50 - 11.62
                             2006  7,208,741  13.81 - 185.02 1,130,973,142          0.85      0.50 - 2.55     5.17 - 11.04
                             2005  5,817,927  12.65 - 165.46   843,004,006          0.74      0.60 - 2.30     8.32 - 15.21
                             2004  4,245,543 100.66 - 143.62   542,082,661          0.20      0.85 - 2.30     3.61 - 11.54
American Funds Growth-Income 2008  7,042,671    8.27 - 86.49   506,869,989          1.67      0.50 - 2.30 (39.42) - (38.25)
  Investment Division        2007  7,633,730  13.47 - 140.21   901,350,156          1.55      0.50 - 2.30      2.38 - 4.25
                             2006  7,224,552  12.99 - 134.49   825,698,989          1.64      0.50 - 2.55     9.93 - 16.07
                             2005  6,416,996  11.36 - 115.07   648,646,801          1.42      0.60 - 2.30    (1.34) - 4.93
                             2004  5,181,523  76.86 - 109.66   506,094,791          1.02      0.85 - 2.30      4.85 - 9.44
American Funds Global Small  2008 19,436,946    9.59 - 17.36   312,334,366            --      0.50 - 2.30 (54.70) - (53.82)
  Capitalization             2007 20,755,088   20.82 - 37.63   728,759,168          2.98      0.50 - 2.30    18.36 - 20.64
  Investment Division        2006 17,064,435   17.31 - 31.23   501,254,164          0.46      0.50 - 2.55    20.10 - 23.25
                             2005 12,642,767   14.09 - 25.17   304,247,953          0.88      0.60 - 2.30    21.12 - 24.46
                             2004  8,037,895   18.07 - 20.25   156,789,112            --      0.85 - 2.30    11.42 - 35.71
American Funds Bond          2008  9,033,547   12.39 - 15.47   126,244,537          5.09      0.50 - 2.30  (11.64) - (9.94)
  Investment Division        2007 11,482,973   14.02 - 17.18   179,627,859          8.58      0.50 - 2.30      0.71 - 2.66
  (Commenced 5/1/2006 )      2006  3,656,960   13.92 - 16.74    56,220,877          0.65      0.50 - 2.55      3.55 - 6.42
                             ==== ========== =============== ============= ============= ================ ===================

(1) The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Divisions from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

(3) These amounts represent the annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

 The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Investment Divisions.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 3, 2009

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2008         2007
                                                                --------     --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $135,428 and $148,865,
     respectively)............................................  $122,229     $152,266
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,931 and $3,897, respectively)............     2,298        4,167
  Trading securities, at estimated fair value (cost: $281 and
     $456, respectively)......................................       277          457
  Mortgage and consumer loans, net............................    42,105       39,180
  Policy loans................................................     7,881        7,677
  Real estate and real estate joint ventures held-for-
     investment...............................................     6,255        5,484
  Real estate held-for-sale...................................         1           39
  Other limited partnership interests.........................     4,732        4,945
  Short-term investments......................................     7,598          603
  Other invested assets.......................................     9,916        4,375
                                                                --------     --------
     Total investments........................................   203,292      219,193
Cash and cash equivalents.....................................    10,279        1,927
Accrued investment income.....................................     2,079        2,451
Premiums and other receivables................................    28,290       24,077
Deferred policy acquisition costs and value of business
  acquired....................................................    10,871        8,628
Current income tax recoverable................................        75           --
Deferred income tax assets....................................     2,557           --
Other assets..................................................     4,517        6,361
Assets of subsidiaries held-for-sale..........................        --       22,037
Separate account assets.......................................    72,259       89,703
                                                                --------     --------
     Total assets.............................................  $334,219     $374,377
                                                                ========     ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 98,183     $ 93,752
  Policyholder account balances...............................    93,308       81,003
  Other policyholder funds....................................     5,483        5,535
  Policyholder dividends payable..............................     1,023          991
  Policyholder dividend obligation............................        --          789
  Short-term debt.............................................       414          357
  Long-term debt..............................................     2,722        2,687
  Current income tax payable..................................        --          359
  Deferred income tax liability...............................        --          985
  Payables for collateral under securities loaned and other
     transactions.............................................    18,649       28,952
  Other liabilities...........................................    29,433       28,005
  Liabilities of subsidiaries held-for-sale...................        --       19,958
  Separate account liabilities................................    72,259       89,703
                                                                --------     --------
     Total liabilities........................................   321,474      353,076
                                                                --------     --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  both December 31, 2008 and 2007.............................         5            5
Additional paid-in capital....................................    14,437       14,426
Retained earnings.............................................     7,298        5,529
Accumulated other comprehensive income (loss).................    (8,995)       1,341
                                                                --------     --------
     Total stockholder's equity...............................    12,745       21,301
                                                                --------     --------
     Total liabilities and stockholder's equity...............  $334,219     $374,377
                                                                ========     ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                           2008      2007      2006
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,444   $16,435   $15,936
Universal life and investment-type product policy
  fees.................................................    2,285     2,246     2,183
Net investment income..................................   11,122    12,582    11,518
Other revenues.........................................    1,882       934       833
Net investment gains (losses)..........................    3,472      (287)     (834)
                                                         -------   -------   -------
  Total revenues.......................................   37,205    31,910    29,636
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,699    18,275    17,647
Interest credited to policyholder account balances.....    3,181     3,515     2,993
Policyholder dividends.................................    1,716     1,687     1,671
Other expenses.........................................    6,582     5,127     5,096
                                                         -------   -------   -------
  Total expenses.......................................   32,178    28,604    27,407
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    5,027     3,306     2,229
Provision for income tax...............................    1,651     1,054       557
                                                         -------   -------   -------
Income from continuing operations......................    3,376     2,252     1,672
Income (loss) from discontinued operations, net of
  income tax...........................................     (289)      180       254
                                                         -------   -------   -------
Net income.............................................  $ 3,087   $ 2,432   $ 1,926
                                                         =======   =======   =======




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                         ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                                         (LOSS)
                                                                        ---------------------------------------
                                                                              NET         FOREIGN      DEFINED
                                                  ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT
                                          COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS
                                           STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT    TOTAL
                                          ------  ----------  --------  --------------  -----------  ----------  --------
Balance at January 1, 2006..............    $ 5    $ 13,808    $ 2,749      $ 1,809        $ 137       $   (41)  $ 18,467
Treasury stock transactions, net -- by
  subsidiary............................                 12                                                            12
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                489                                                           489
Excess tax benefits related to stock-
  based compensation....................                 34                                                            34
Dividends on common stock...............                          (863)                                              (863)
Comprehensive income:
  Net income............................                         1,926                                              1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                        (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax...                                                       7                        7
     Additional minimum pension
       liability adjustment, net of
       income tax.......................                                                                   (18)       (18)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                             (124)
                                                                                                                 --------
  Comprehensive income..................                                                                            1,802
                                                                                                                 --------
  Adoption of SFAS 158, net of income
     tax................................                                                                  (749)      (749)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2006............      5      14,343      3,812        1,696          144          (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1)..........................                          (215)                                              (215)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at January 1, 2007..............      5      14,343      3,597        1,696          144          (808)    18,977
Treasury stock transactions, net -- by
  subsidiary............................                 10                                                            10
Capital contributions from MetLife, Inc.
  (Notes 2 and 15)......................                  7                                                             7
Excess proceeds received on sale of
  interests in affiliate (Note 15)......                 30                                                            30
Excess tax benefits related to stock-
  based compensation....................                 36                                                            36
Dividends on common stock...............                          (500)                                              (500)
Comprehensive income:
  Net income............................                         2,432                                              2,432
  Other comprehensive income:
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                       (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax...                                                     139                      139
     Defined benefit plans adjustment,
       net of income tax................                                                                   524        524
                                                                                                                 --------
     Other comprehensive income.........                                                                              309
                                                                                                                 --------
  Comprehensive income..................                                                                            2,741
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2007............      5      14,426      5,529        1,342          283          (284)    21,301
Treasury stock transactions, net -- by
  subsidiary............................                (11)                                                          (11)
Capital contributions from MetLife, Inc.
  (Note 15).............................                 13                                                            13
Excess tax benefits related to stock-
  based compensation....................                  9                                                             9
Dividend of interests in subsidiary
  (Note 2)..............................                        (1,318)                                            (1,318)
Comprehensive loss:
  Net income............................                         3,087                                              3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.......................                                        272                                   272
     Unrealized investment gains
       (losses), net of related offsets
       and income tax...................                                     (9,315)                               (9,315)
     Foreign currency translation
       adjustments, net of income tax...                                                    (140)                    (140)
     Defined benefit plans adjustment,
       net of income tax................                                                                (1,153)    (1,153)
                                                                                                                 --------
     Other comprehensive income (loss)..                                                                          (10,336)
                                                                                                                 --------
  Comprehensive loss....................                                                                           (7,249)
                                            ---    --------    -------     --------        -----      --------   --------
Balance at December 31, 2008............     $5     $14,437    $ 7,298     $ (7,701)       $ 143      $ (1,437)  $ 12,745
                                            ===    ========    =======     ========        =====      ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                          2008       2007       2006
                                                        --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................  $  3,087   $  2,432   $  1,926
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses..............       258        368        308
  Amortization of premiums and accretion of discounts
     associated with investments, net.................      (660)      (592)      (467)
  (Gains) losses from sales of investments and
     businesses, net..................................    (2,868)       420        687
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership
     interests........................................       524       (433)      (376)
  Interest credited to policyholder account balances..     3,289      3,777      3,247
  Universal life and investment-type product policy
     fees.............................................    (2,285)    (2,246)    (2,183)
  Change in accrued investment income.................       316       (201)      (295)
  Change in premiums and other receivables............    (1,734)       228     (3,565)
  Change in deferred policy acquisition costs, net....      (100)      (598)      (672)
  Change in insurance-related liabilities.............     5,117      4,022      3,743
  Change in trading securities........................        74        188       (196)
  Change in income tax payable........................       630        715        144
  Change in other assets..............................     2,828       (232)       772
  Change in other liabilities.........................     1,827     (1,309)     1,109
  Other, net..........................................       161         51        (37)
                                                        --------   --------   --------
Net cash provided by operating activities.............    10,464      6,590      4,145
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities........................    68,089     73,576     73,351
     Equity securities................................     2,140      1,265        858
     Mortgage and consumer loans......................     5,238      8,085      7,632
     Real estate and real estate joint ventures.......       159        503        847
     Other limited partnership interests..............       404        764      1,253
  Purchases of:
     Fixed maturity securities........................   (56,251)   (73,375)   (90,163)
     Equity securities................................    (1,094)    (2,204)      (731)
     Mortgage and consumer loans......................    (8,819)   (11,891)   (10,535)
     Real estate and real estate joint ventures.......    (1,071)    (1,369)    (1,069)
     Other limited partnership interests..............    (1,163)    (1,459)    (1,551)
  Net change in short-term investments................    (6,967)       582       (362)
  Purchases of subsidiaries...........................        --         --       (193)
  (Payments) proceeds from sales of businesses........        (4)        25         48
  Dividend of subsidiary..............................      (270)        --         --
  Excess proceeds received on sale of interests in
     affiliate........................................        --         30         --
  Net change in other invested assets.................    (1,831)    (1,587)    (1,084)
  Net change in policy loans..........................      (193)      (149)      (176)
  Net change in property, equipment and leasehold
     improvements.....................................      (171)       (88)      (109)
  Other, net..........................................        --         22         (4)
                                                        --------   --------   --------
Net cash used in investing activities.................  $ (1,804)  $ (7,270)  $(21,988)
                                                        --------   --------   --------




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)


                                                           2008       2007       2006
                                                         --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 58,338   $ 39,125   $ 37,411
     Withdrawals.......................................   (48,818)   (34,135)   (31,366)
  Net change in short-term debt........................        57       (476)       380
  Long-term debt issued................................        27      1,705          8
  Long-term debt repaid................................       (21)      (894)      (112)
  Collateral financing arrangements issued.............        --         --        850
  Shares subject to mandatory redemption...............        --       (131)        --
  Debt issuance costs..................................        --         (8)       (13)
  Net change in payables for collateral under
     securities loaned and other transactions..........   (10,303)    (3,167)    11,110
  Capital contribution from MetLife, Inc. .............        --          7         93
  Dividends on common stock............................        --       (500)      (863)
  Other, net...........................................         8         30         13
                                                         --------   --------   --------
Net cash (used in) provided by financing activities....      (712)     1,556     17,511
                                                         --------   --------   --------
Change in cash and cash equivalents....................     7,948        876       (332)
Cash and cash equivalents, beginning of year...........     2,331      1,455      1,787
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $ 10,279   $  2,331   $  1,455
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $    404   $    164   $    129
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $    404   $    164
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,927   $  1,291   $  1,658
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $ 10,279   $  1,927   $  1,291
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    268   $    332   $    256
                                                         ========   ========   ========
     Income tax........................................  $    494   $  1,010   $    197
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed.................................  $ 22,135   $     --   $     --
       Less: liabilities disposed......................   (20,689)        --         --
                                                         --------   --------   --------
       Net assets disposed.............................     1,446         --         --
       Add: cash disposed..............................       270         --         --
       Less: dividend of interests in subsidiary.......    (1,318)        --         --
                                                         --------   --------   --------
       Loss on dividend of interests in subsidiary.....  $    398   $     --   $     --
                                                         ========   ========   ========
     Fixed maturity securities received in connection
       with insurance contract commutation.............  $    115   $     --   $     --
                                                         ========   ========   ========
     Capital contribution from MetLife, Inc. ..........  $     13   $     --   $     --
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $     --   $     --   $      6
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax.............................  $     --   $     --   $    377
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     --   $     --   $     19
                                                         ========   ========   ========
     Issuance of secured demand note collateral
       agreement.......................................  $     25   $     --   $     --
                                                         ========   ========   ========




        See accompanying notes to the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company is organized into two operating segments:
Institutional and Individual, as well as Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries as well as partnerships and joint ventures in which the Company has control. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs") under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 ("FIN 46(r)"). These structured transactions include asset-backed securitizations, trust preferred securities, joint ventures, limited partnerships and limited liability companies. The Company is required to consolidate those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $83 million and $162 million at December 31, 2008 and 2007, respectively. There was also minority interest of $1.5 billion included in liabilities of subsidiaries held-for-sale at December 31, 2007.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2008 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the estimated fair value of investments in the absence of quoted market values;

          (ii)   investment impairments;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (iii)  the recognition of income on certain investment entities;

          (iv) the application of the consolidation rules to certain investments;

          (v) the existence and estimated fair value of embedded derivatives requiring bifurcation;

          (vi)   the estimated fair value of and accounting for derivatives;

          (vii) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (viii) the liability for future policyholder benefits;

          (ix) accounting for income taxes and the valuation of deferred tax assets;

          (x)    accounting for reinsurance transactions;

          (xi)   accounting for employee benefit plans; and

          (xii)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the footnotes to the consolidated financial statements include disclosures of estimated fair values. Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. Under SFAS 157, fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, SFAS 157 requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The approaches are not new, but SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. SFAS 157 defines the input levels as follows:

          Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

          Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     The measurement and disclosures under SFAS 157 in the accompanying consolidated financial statements and footnotes exclude certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment. The effective date for these items was deferred to January 1, 2009.

     Prior to adoption of SFAS 157, estimated fair value was determined based solely upon the perspective of the reporting entity. Therefore, methodologies used to determine the estimated fair value of certain financial instruments prior to January 1, 2008, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, trading securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnership interests, short-term investments, and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          In periods subsequent to the recognition of an other-than-temporary impairment on a debt security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the debt security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements, and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's estimated fair value. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for other-than-temporary impairment when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value. The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld at interest and joint venture investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Freestanding derivatives with positive estimated fair values are more fully described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

          Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. Such loans are carried at amortized cost.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for on the equity method. Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Estimates and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments, and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Certain mortgages have been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules under FIN 46(r) for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. FIN 46(r) defines the primary beneficiary as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When determining the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as trust preferred securities, joint ventures, limited partnerships and limited liability companies, the Company gains an understanding of the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in estimated fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments. Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate credit risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make an additional credit risk adjustments is performed by the Company each reporting period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, balances that are not scheduled to settle until maturity are included in the estimated fair value of derivatives.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the consolidated balance sheet, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.4 billion and $1.2 billion at December 31, 2008 and 2007, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $720 million and $609 million at December 31, 2008 and 2007, respectively. Related depreciation and amortization expense was $111 million, $105 million and $97 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.2 billion and $1.1 billion at December 31, 2008 and 2007, respectively. Accumulated amortization of capitalized software was $862 million and $742 million at December 31, 2008 and 2007, respectively. Related amortization expense was $117 million, $97 million and $90 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re- estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross margins and the re-estimation of expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Total DAC and VOBA amortization during a particular period may increase or decrease depending upon the relative size of the amortization change resulting from the adjustment to DAC and VOBA for the update of actual gross profits and the re-estimation of expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements," effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in interest credited to policyholder account balances. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit's goodwill exceeds its estimated fair value, there is an indication of impairment and the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the annuities and variable & universal life reporting units within the Individual segment, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 6 for further consideration of goodwill impairment testing during 2008.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 8% and 9% of the Company's life insurance in-force, and 17% and 16% of the number of life insurance policies in-force, at December 31, 2008 and 2007, respectively. Participating policies represented approximately 32% and 33%, 36% and 36%, and 34% and 33% of gross and net life insurance premiums for the years ended December 31, 2008, 2007 and 2006, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     At the inception, the GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     The Company attributes to the embedded derivative a portion of the expected future rider fees to be collected from the policyholder equal to the present value of expected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefit riders. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and, non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivative.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii)   future reversals of existing taxable temporary differences;

          (iii)  taxable income in prior carryback years; and

          (iv)   tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements," the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions, as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the estimated fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), was offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the estimated fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements," effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs at December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     Effective January 1, 2006, MetLife, Inc. adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"). In accordance with this guidance the cost of all stock-based transactions is measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. Prior to January 1, 2006, MetLife, Inc. recognized stock-based compensation over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period. Prior to January 1, 2006, MetLife, Inc. recognized the corresponding reduction of stock compensation in the period in which the forfeitures occurred.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure. The fair value method prescribed by SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was recognized over the vesting period of the grant or award, including grants or awards to retirement-eligible employees.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments, and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     Effective January 1, 2008, the Company adopted SFAS 157 which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied the provisions of the statement prospectively to assets and liabilities measured at fair value. The adoption of SFAS 157 changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of SFAS 157 also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain riders on variable annuity contracts. The change in valuation of embedded derivatives associated with riders on annuity contracts resulted from the incorporation of risk margins associated with non capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting SFAS 157 on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective income statement caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. Note 19 presents the estimated fair value of all assets and liabilities required to be measured at estimated fair value as well as the expanded fair value disclosures required by SFAS 157.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective January 1, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP 157-1"). FSP 157-1 amends SFAS 157 to provide a scope out exception for lease classification and measurement under SFAS No. 13, Accounting for Leases. The Company also adopted FSP No. FAS 157-2, Effective Date of FASB Statement No. 157 which delays the effective date of SFAS 157 for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009 and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets.

     Effective September 30, 2008, the Company adopted FSP No. FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP 157-3"). FSP 157-3 provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of FSP 157-3 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     Effective December 31, 2008, the Company adopted FSP No. FAS 140-4 and FIN 46(r)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities ("FSP 140-4 and FIN 46(r)-8"). FSP 140-4 and FIN 46(r)-8 requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special-purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest or is the sponsor. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to more closely align the guidance to determine whether an other-than-temporary impairment has occurred for a beneficial interest in a securitized financial asset with the guidance in SFAS 115, Accounting for Certain Investments in Debt and Equity Securities for debt securities classified as available-for-sale or held-to-maturity. The adoption of FSP EITF 99-20-1 did not have an impact on the Company's consolidated financial statements.

  Derivative Financial Instruments

     Effective December 31, 2008, the Company adopted FSP No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees -- An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("FSP 133-1 and FIN 45-4"). FSP 133-1 and FIN 45-4 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") to require certain enhanced disclosures by sellers of credit derivatives by requiring additional information about the potential adverse effects of changes in their credit risk, financial performance, and cash flows. It also amends FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others -- An Interpretation of FASB Statements No. 5, 57, and 107 and Rescission of FASB Interpretation No. 34, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The Company provided all of the material required disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company adopted SFAS 133 Implementation Issue No. E-23, Clarification of the Application of the Shortcut Method ("Issue E-23"). Issue E-23 amended SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness, as long as the difference between the transaction price
(zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. The adoption of Issue E-23 did not have an impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

      (iv) amends SFAS 140 to eliminate the prohibition on a QSPE from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. See also Note 12.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact at January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement benefit plans by requiring the:

       (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the estimated fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement benefit plans;

      (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs at the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

      (iv) measurement of benefit plan assets and obligations at the date of the statement of financial position; and

       (v) disclosure of additional information about the effects on the employer's statement of financial position.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 14.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, MetLife, Inc. adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. MetLife, Inc. had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003. MetLife, Inc. did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees had vested prior to the adoption date and the Company, in conjunction with MetLife, Inc. had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), MetLife, Inc. changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, MetLife, Inc. changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Other Pronouncements

     Effective January 1, 2008, the Company adopted FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. Upon adoption of FSP 39-1, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6") prospectively. EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. EITF 07-6 concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of EITF 07-6 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively EITF Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160"). In April 2009, the FASB also issued FSP 141(r)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination that Arise from Contingencies ("FSP 141(r)-1"). Under these pronouncements:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations after that date. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company will apply the guidance in SFAS 141(r), and FSP 141(r)-1 prospectively on its accounting for future acquisitions and does not expect the adoption of SFAS 160 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-6, Equity Method Investment Accounting Considerations ("EITF 08-6"). EITF 08-6 addresses a number of issues associated with the impact that SFAS 141(r) and SFAS 160 might have on the accounting for equity method investments, including how an equity method investment should initially be measured, how it should be tested for impairment, and how changes in classification from equity method to cost method should be treated. EITF 08-6 is effective prospectively for fiscal years beginning on or after December 15, 2008. The Company does not expect the adoption of EITF 08-6 to have a material impact on the Company's consolidated financial statements.

     In November 2008, the FASB ratified the consensus on EITF Issue No. 08-7, Accounting for Defensive Intangible Assets ("EITF 08-7"). EITF 08-7 requires that an acquired defensive intangible asset (i.e., an asset an entity does not intend to actively use, but rather, intends to prevent others from using) be accounted for as a separate unit of accounting at time of acquisition, not combined with the acquirer's existing intangible assets. In addition, the EITF concludes that a defensive intangible asset may not be considered immediately abandoned following its acquisition or have indefinite life. The Company will apply the guidance of EITF 08-7 prospectively to its intangible assets acquired after fiscal years beginning on or after December 15, 2008.

     In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). This change is intended to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141(r) and other GAAP. FSP 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The requirement for determining useful lives and related disclosures will be applied prospectively to intangible assets acquired as of, and subsequent to, the effective date.

  Derivative Financial Instruments

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will provide all of the material required disclosures in the appropriate future interim and annual periods.

  Other Pronouncements

     In December 2008, the FASB issued FSP No. FAS 132(r)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("FSP 132(r)-1"). FSP 132(r)-1 amends SFAS No. 132(r), Employers' Disclosures about Pensions and Other Postretirement Benefits to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement plan. The FSP requires an employer to disclose information about the valuation of plan assets similar to that required under SFAS 157. FSP 132(r)-1 is effective for fiscal years ending after December 15, 2009. The Company will provide all of the material required disclosures in the appropriate future annual period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2008, the FASB ratified the consensus on EITF Issue No. 08-5, Issuer's Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement ("EITF 08-5"). EITF 08-5 concludes that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, EITF 08-5 requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value. EITF 08-5 is effective in the first reporting period beginning after December 15, 2008 and will be applied prospectively, with the effect of initial application included in the change in fair value of the liability in the period of adoption. The Company does not expect the adoption of EITF 08-5 to have a material impact on the Company's consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect the adoption of FSP 140-3 to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     On September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. The disposition of RGA results in the elimination of the Company's Reinsurance segment. The Reinsurance segment was comprised of the results of RGA, which at disposition became discontinued operations of Corporate & Other, and the interest on economic capital, which has been reclassified to the continuing operations of Corporate & Other. See Note 18 for reclassifications related to discontinued operations and Note 17 for segment information.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

     On October 20, 2006, MetLife, Inc. sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, MetLife, Inc. contributed $17 million to the Company. See Note 15.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the VOCRA. Further information on VOCRA is described in Note 7.

     On July 1, 2005, MetLife, Inc. completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in Note 15, from MetLife, Inc. of $377 million in the form of intangible assets related to the VODA of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through MetLife, Inc.'s acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 18 for information on the disposition of SSRM Holdings, Inc ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities, and the percentage that each sector represents by the respective total holdings at:

                                                      DECEMBER 31, 2008
                                      -------------------------------------------------
                                       COST OR    GROSS UNREALIZED
                                      AMORTIZED   ----------------    ESTIMATED    % OF
                                         COST      GAIN      LOSS    FAIR VALUE   TOTAL
                                      ---------   ------   -------   ----------   -----
                                                        (IN MILLIONS)
U.S. corporate securities...........   $ 49,334   $  770   $ 6,352    $ 43,752     35.8%
Residential mortgage-backed
  securities........................     25,659      539     3,145      23,053     18.9
Foreign corporate securities........     23,898      435     4,109      20,224     16.5
U.S. Treasury/agency securities.....     12,884    3,052        --      15,936     13.0
Commercial mortgage-backed
  securities........................     11,502       11     2,436       9,077      7.4
Asset-backed securities.............      8,490       14     2,193       6,311      5.2
Foreign government securities.......      2,436      464       125       2,775      2.3
State and political subdivision
  securities........................      1,225       31       155       1,101      0.9
Other fixed maturity securities.....         --       --        --          --       --
                                       --------   ------   -------    --------    -----
  Total fixed maturity securities
     (1), (2).......................   $135,428   $5,316   $18,515    $122,229    100.0%
                                       ========   ======   =======    ========    =====
Common stock........................   $  1,358   $   29   $    96    $  1,291     56.2%
Non-redeemable preferred stock (1)..      1,573        1       567       1,007     43.8
                                       --------   ------   -------    --------    -----
  Total equity securities...........   $  2,931   $   30   $   663    $  2,298    100.0%
                                       ========   ======   =======    ========    =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 50,087   $1,488   $1,195    $ 50,380     33.1%
Residential mortgage-backed
  securities.........................     35,773      444      237      35,980     23.6
Foreign corporate securities.........     24,663    1,414      454      25,623     16.8
U.S. Treasury/agency securities......     14,271    1,296        1      15,566     10.2
Commercial mortgage-backed
  securities.........................     12,481      204      100      12,585      8.3
Asset-backed securities..............      7,034       32      309       6,757      4.5
Foreign government securities........      3,855      850       18       4,687      3.1
State and political subdivision
  securities.........................        467       13        9         471      0.3
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities
     (1), (2)........................   $148,865   $5,753   $2,352    $152,266    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,988   $  540   $   93    $  2,435     58.4%
Non-redeemable preferred stock (1)...      1,909       33      210       1,732     41.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,897   $  573   $  303    $  4,167    100.0%
                                        ========   ======   ======    ========    =====



--------

   (1) The Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities classified as non-redeemable preferred stock held by the Company at December 31, 2008 and 2007 had an estimated fair value of $885 million and $1,412 million, respectively. In addition, the Company held $122 million and $320 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, also included in non-redeemable preferred stock. Perpetual hybrid securities held by the Company and included within fixed maturity securities (primarily within foreign corporate securities) at December 31, 2008 and 2007 had an estimated fair value of $1,426 million and $2,769 million, respectively. In addition, the Company held $7 million and $20 million at estimated fair value, respectively, at December 31, 2008 and 2007 of other perpetual hybrid securities, primarily U.S. financial institutions, included in fixed maturity securities.

   (2) At December 31, 2008 and 2007 the Company also held $1,495 million and $2,557 million at estimated fair value, respectively, of redeemable preferred stock which have stated maturity dates which are included within fixed maturity securities. These securities are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are commonly referred to as "capital securities" within U.S. corporate securities.

     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $7.8 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2008 and 2007, respectively.

     Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that totaled $8.4 billion and $11.6 billion at December 31, 2008 and 2007, respectively. These securities had net unrealized gains (losses) of ($3,275) million and $94 million at December 31, 2008 and 2007, respectively.

     Non-Income Producing Fixed Maturity Securities. Non-income producing fixed maturity securities at estimated fair value were $59 million and $12 million at December 31, 2008 and 2007, respectively. Net unrealized gains (losses) associated with non-income producing fixed maturity securities were ($17) million and $11 million at December 31, 2008 and 2007, respectively.

     Fixed Maturity Securities Credit Enhanced by Financial Guarantee
Insurers. At December 31, 2008, $2,438 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantee insurers of which $1,463 million, $515 million, $426 million and $34 million are included within U.S. corporate securities, asset-backed securities, state and political subdivision securities, and residential mortgage-backed securities, respectively, and 11% and 74% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively. Approximately, 68% of the asset-backed securities that are credit enhanced by financial guarantee insurers are asset-backed securities which are backed by sub-prime mortgage loans.

     Concentrations of Credit Risk (Fixed Maturity Securities). The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. At December 31, 2008 and 2007, the Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $15.9 billion and $15.6 billion, respectively. As shown in the sector table above, at December 31, 2008, the Company's three largest exposures in its fixed maturity security portfolio were U.S. corporate fixed maturity securities (35.8%), residential mortgage-backed securities (18.9%), and foreign corporate securities (16.5%); and at December 31, 2007, were U.S. corporate fixed maturity securities (33.1%), residential mortgage-backed securities (23.6%), and foreign corporate securities (16.8%).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. At December 31, 2008 and 2007, the Company's holdings in U.S. corporate and foreign corporate fixed maturity securities at estimated fair value were $64.0 billion and $76.0 billion, respectively. The Company maintains a diversified portfolio of corporate securities across industries and issuers. The portfolio does not have exposure to any single issuer in excess of 1% of total invested assets. The exposure to the largest single issuer of corporate fixed maturity securities held at December 31, 2008 and 2007 was $992 million and $830 million, respectively. At December 31, 2008 and 2007, the Company's combined holdings in the ten issuers to which it had the greatest exposure totaled $6.2 billion and $5.5 billion, respectively, the total of these ten issuers being less than 3% of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's total invested assets at such dates. The table below shows the major industry types that comprise the corporate fixed maturity holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Foreign (1).................................    $20,224     31.6%    $25,623     33.7%
Industrial..................................     10,240     16.0      11,782     15.5
Finance.....................................      9,660     15.1      13,034     17.2
Consumer....................................      9,120     14.3      10,779     14.2
Utility.....................................      8,798     13.8       9,123     12.0
Communications..............................      3,810      5.9       5,121      6.7
Other.......................................      2,124      3.3         541      0.7
                                                -------    -----     -------    -----
  Total.....................................    $63,976    100.0%    $76,003    100.0%
                                                =======    =====     =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors, and other fixed maturity foreign investments.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Residential Mortgage-Backed Securities. The Company's residential mortgage-backed securities consist of the following holdings at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2008                 2007
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Residential mortgage-backed securities:
  Collateralized mortgage obligations.......    $17,343     75.2%    $24,187     67.2%
  Pass-through securities...................      5,710     24.8      11,793     32.8
                                                -------    -----     -------    -----
Total residential mortgage-backed
  securities................................    $23,053    100.0%    $35,980    100.0%
                                                =======    =====     =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security that creates separate pools or tranches of pass-through cash flows for different classes of bondholders with varying maturities. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for fee, remits or passes these payments through to the holders of the pass-through securities.

     At December 31, 2008, the exposures in the Company's residential mortgage-backed securities portfolio consist of agency, prime, and alternative residential mortgage loans ("Alt-A") securities of 66%, 24%, and 10% of the total holdings, respectively. At December 31, 2008 and 2007, $21.3 billion and $35.8 billion, respectively, or 93% and 99% respectively of the residential mortgage-backed securities were rated Aaa/AAA by Moody's Investors Service ("Moody's"), S&P, or Fitch Ratings ("Fitch"). The majority of the agency residential mortgage-backed securities are guaranteed or otherwise supported by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association. Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy customers with high quality credit profiles. Alt-A residential mortgage loans are a classification of mortgage loans where the risk profile of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


borrower falls between prime and sub-prime. At December 31, 2008 and 2007, the Company's Alt-A residential mortgage-backed securities exposure was $2.3 billion and $4.2 billion, respectively, with an unrealized loss of $1,315 million and $91 million, respectively. At December 31, 2008 and 2007, $1.5 billion and $4.2 billion, respectively, or 64% and 100%, respectively, of the Company's Alt-A residential mortgage-backed securities were rated Aa/AA or better by Moody's, S&P or Fitch. In December 2008, certain Alt-A residential mortgage-backed securities experienced ratings downgrades from investment grade to below investment grade, contributing to the decrease year over year cited above in those securities rated Aa/AA or better. At December 31, 2008 the Company's Alt-A holdings are distributed as follows: 24% 2007 vintage year, 26% 2006 vintage year; and 50% in the 2005 and prior vintage years. In January 2009, Moody's revised its loss projections for Alt-A residential mortgage-backed securities, and the Company anticipates that Moody's will be downgrading virtually all 2006 and 2007 vintage year Alt-A securities to below investment grade, which will increase the percentage of the Company's Alt-A residential mortgage-backed securities portfolio that will be rated below investment grade. Vintage year refers to the year of origination and not to the year of purchase.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Commercial Mortgage-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in commercial mortgage-backed securities was $9.1 billion and $12.6 billion, respectively, at estimated fair value. At December 31, 2008 and 2007, $8.5 billion and $11.1 billion, respectively, of the estimated fair value, or 94% and 88%, respectively, of the commercial mortgage-backed securities were rated Aaa/AAA by Moody's, S&P, or Fitch. At December 31, 2008, the rating distribution of the Company's commercial mortgage-backed securities holdings was as follows: 94% Aaa, 4% Aa, 1% A, and 1% Baa. At December 31, 2008, 83% of the holdings are in the 2005 and prior vintage years. At December 31, 2008, the Company had no exposure to CMBX securities and its holdings of commercial real estate collateralized debt obligations securities was $46 million at estimated fair value.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Asset-Backed Securities. At December 31, 2008 and 2007, the Company's holdings in asset-backed securities was $6.3 billion and $6.8 billion, respectively, at estimated fair value. The Company's asset-backed securities are diversified both by sector and by issuer. At December 31, 2008 and 2007, $4.8 billion and $3.8 billion, respectively, or 76% and 56%, respectively, of total asset-backed securities were rated Aaa/AAA by Moody's, S&P or Fitch. At December 31, 2008, the largest exposures in the Company's asset-backed securities portfolio were credit card receivables, residential mortgage-backed securities backed by sub-prime mortgage loans, automobile receivables and student loan receivables of 47%, 12%, 11% and 10% of the total holdings, respectively. Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. At December 31, 2008 and 2007, the Company had exposure to fixed maturity securities backed by sub-prime mortgage loans with estimated fair values of $0.7 billion and $1.2 billion, respectively, and unrealized losses of $457 million and $119 million, respectively. At December 31, 2008, 49% of the asset-backed securities backed by sub-prime mortgage loans have been guaranteed by financial guarantee insurers, of which 21% and 34% were guaranteed by financial guarantee insurers who were Aa and Baa rated, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity in its equity securities holdings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2008                     2007
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  3,491    $  3,500     $  2,629    $  2,726
Due after one year through five years...     21,495      19,741       26,725      27,473
Due after five years through ten years..     27,411      24,402       24,349      24,739
Due after ten years.....................     37,380      36,145       39,874      42,006
                                           --------    --------     --------    --------
  Subtotal..............................     89,777      83,788       93,577      96,944
Mortgage-backed and asset-backed
  securities............................     45,651      38,441       55,288      55,322
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $135,428    $122,229     $148,865    $152,266
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                     2008       2007      2006
                                                   --------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities........................  $(13,199)  $ 3,885   $ 4,685
Equity securities................................      (633)      251       483
Derivatives......................................        14      (358)     (238)
Minority interest................................        --      (150)     (159)
Other............................................        56       (22)       --
                                                   --------   -------   -------
  Subtotal.......................................   (13,762)    3,606     4,771
                                                   --------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition...........        (1)     (366)     (806)
  DAC and VOBA...................................     2,000      (420)     (239)
  Policyholder dividend obligation...............        --      (789)   (1,062)
                                                   --------   -------   -------
     Subtotal....................................     1,999    (1,575)   (2,107)
                                                   --------   -------   -------
Deferred income tax..............................     4,062      (689)     (968)
                                                   --------   -------   -------
  Subtotal.......................................     6,061    (2,264)   (3,075)
                                                   --------   -------   -------
Net unrealized investment gains (losses).........  $ (7,701)  $ 1,342   $ 1,696
                                                   ========   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                YEARS ENDED DECEMBER 31,
                                             ------------------------------
                                               2008       2007       2006
                                             --------   --------   --------
                                                      (IN MILLIONS)
Balance, at January 1,.....................  $  1,342    $ 1,696    $1,809
Unrealized investment gains (losses) during
  the year.................................   (17,455)    (1,165)     (966)
Unrealized investment losses of subsidiary
  at the date of dividend of interests.....        87         --        --
Unrealized investment gains (losses)
  relating to:
  Insurance liability gain (loss)
     recognition...........................       365        440       453
  DAC and VOBA.............................     2,438       (181)      (91)
  DAC and VOBA of subsidiary at date of
     dividend of interests.................       (18)        --        --
  Policyholder dividend obligation.........       789        273       430
  Deferred income tax......................     4,797        279        61
  Deferred income tax of subsidiary at date
     of dividend of interests..............       (46)        --        --
                                             --- ----    -------    ------
Balance, at December 31,...................  $ (7,701)   $ 1,342    $1,696
                                             === ====    =======    ======
Change in net unrealized investment gains
  (losses).................................  $ (9,043)   $  (354)   $ (113)
                                             === ====    =======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                     DECEMBER 31, 2008
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $20,927        $2,988        $11,002        $3,364        $31,929       $ 6,352
Residential mortgage-backed
  securities.....................      6,833         1,958          2,561         1,187          9,394         3,145
Foreign corporate securities.....     10,899         2,370          4,421         1,739         15,320         4,109
U.S. Treasury/agency securities..         34            --             --            --             34            --
Commercial mortgage-backed
  securities.....................      6,828         1,250          2,112         1,186          8,940         2,436
Asset-backed securities..........      3,708           717          2,418         1,476          6,126         2,193
Foreign government securities....        555            86            128            39            683           125
State and political subdivision
  securities.....................        586           117            106            38            692           155
Other fixed maturity securities..         --            --             --            --             --            --
                                     -------        ------        -------        ------        -------       -------
  Total fixed maturity
     securities..................    $50,370        $9,486        $22,748        $9,029        $73,118       $18,515
                                     =======        ======        =======        ======        =======       =======
Equity securities................    $   505        $  199        $   694        $  464        $ 1,199       $   663
                                     =======        ======        =======        ======        =======       =======
Total number of securities in an
  unrealized loss position.......      4,556                        2,038
                                     =======                      =======




                                                                     DECEMBER 31, 2007
                                   -------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN
                                       LESS THAN 12 MONTHS               12 MONTHS                      TOTAL
                                   ---------------------------  ---------------------------  ---------------------------
                                    ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                   FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                   ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities........    $16,906        $  834        $ 5,621         $361         $22,527        $1,195
Residential mortgage-backed
  securities.....................      9,116           174          3,730           63          12,846           237
Foreign corporate securities.....      6,594           286          3,119          168           9,713           454
U.S. Treasury/agency securities..        124             1            279           --             403             1
Commercial mortgage-backed
  securities.....................      1,613            54          2,200           46           3,813           100
Asset-backed securities..........      4,584           242            740           67           5,324           309
Foreign government securities....        357            13            136            5             493            18
State and political subdivision
  securities.....................        128             6             66            3             194             9
Other fixed maturity securities..         74            29             --           --              74            29
                                     -------        ------        -------         ----         -------        ------
  Total fixed maturity
     securities..................    $39,496        $1,639        $15,891         $713         $55,387        $2,352
                                     =======        ======        =======         ====         =======        ======
Equity securities................    $ 1,778        $  264        $   281         $ 39         $ 2,059        $  303
                                     =======        ======        =======         ====         =======        ======
Total number of securities in an
  unrealized loss position.......      2,767                        2,468
                                     =======                      =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                               COST OR                GROSS               NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS         SECURITIES
                                         -------------------   -------------------   ------------------
                                         LESS THAN    20% OR   LESS THAN    20% OR   LESS THAN   20% OR
                                            20%        MORE       20%        MORE       20%       MORE
                                         ---------   -------   ---------   -------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months..................    $22,435    $31,160     $1,677    $11,043     1,894      1,902
Six months or greater but less than
  nine months.........................      9,681      1,325        941        676       656         97
Nine months or greater but less than
  twelve months.......................     10,482      2,119      1,185      1,165       507        122
Twelve months or greater..............     14,076        355      1,598        230       915         37
                                          -------    -------     ------    -------
  Total...............................    $56,674    $34,959     $5,401    $13,114
                                          =======    =======     ======    =======
EQUITY SECURITIES:
Less than six months..................    $   329    $   757     $   49    $   336       229        410
Six months or greater but less than
  nine months.........................         15        301          2        146         5         22
Nine months or greater but less than
  twelve months.......................          2        340         --        125         1         14
Twelve months or greater..............        118         --          5         --        11         --
                                          -------    -------     ------    -------
  Total...............................    $   464    $ 1,398     $   56    $   607
                                          =======    =======     ======    =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                                COST OR               GROSS              NUMBER OF
                                            AMORTIZED COST       UNREALIZED LOSS        SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................    $26,208     $819      $  760     $232      1,865        80
Six months or greater but less than
  nine months..........................      8,522        6         397        1        573         3
Nine months or greater but less than
  twelve months........................      5,925       --         344       --        432        --
Twelve months or greater...............     16,249       10         614        4      1,236         6
                                           -------     ----      ------     ----
  Total................................    $56,904     $835      $2,115     $237
                                           =======     ====      ======     ====
EQUITY SECURITIES:
Less than six months...................    $ 1,121     $296      $   96     $ 97        963       394
Six months or greater but less than
  nine months..........................        324       --          37       --        144        --
Nine months or greater but less than
  twelve months........................        353       --          44       --         58         1
Twelve months or greater...............        268       --          29       --         74        --
                                           -------     ----      ------     ----
  Total................................    $ 2,066     $296      $  206     $ 97
                                           =======     ====      ======     ====



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     At December 31, 2008 and 2007, $5.4 billion and $2.1 billion, respectively, of unrealized losses related to fixed maturity securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 10% and 4%, respectively, of the cost or amortized cost of such securities. At December 31, 2008 and 2007, $56 million and $206 million, respectively, of unrealized losses related to equity securities with an unrealized loss position of less than 20% of cost, which represented 12% and 10%, respectively, of the cost of such securities.

     At December 31, 2008, $13.1 billion and $607 million of unrealized losses related to fixed maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 38% and 43% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $13.1 billion and $607 million, $11.0 billion and $336 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months. At December 31, 2007, $237 million and $97 million of unrealized losses related to fixed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


maturity securities and equity securities, respectively, with an unrealized loss position of 20% or more of cost or amortized cost, which represented 28% and 33% of the cost or amortized cost of such fixed maturity securities and equity securities, respectively. Of such unrealized losses of $237 million and $97 million, $232 million and $97 million related to fixed maturity securities and equity securities, respectively, that were in an unrealized loss position for a period of less than six months.

     The Company held 440 fixed maturity securities and 28 equity securities, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These 440 fixed maturity securities represented 46% or $8.6 billion in the aggregate, of the gross unrealized loss on fixed maturity securities. These 28 equity securities represented 73% or $484 million in the aggregate, of the gross unrealized loss on equity securities. The Company held 13 fixed maturity securities and three equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These 13 fixed maturity securities represented 8% or $180 million in the aggregate, of the gross unrealized loss on fixed maturity securities. These three equity securities represented 15% or $44 million in the aggregate, of the gross unrealized loss on equity securities. The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million increased $8.8 billion during the year ended December 31, 2008. These securities were included in the regular evaluation of whether such securities are other-than-temporarily impaired. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline being primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads which resulted from a lack of market liquidity and a short-term market dislocation versus a long-term deterioration in credit quality, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration of, and severity of, an unrealized loss position, such as unrealized losses of 20% or more for equity securities, which was $607 million and $97 million at December 31, 2008 and 2007, respectively, is given greater weight and consideration, than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows, as well as the Company's ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     Equity securities with an unrealized loss of 20% or more for six months or greater was $271 million at December 31, 2008, of which $269 million of the unrealized losses, or 99%, are for investment grade non-redeemable preferred securities. Of the $269 million of unrealized losses for investment grade non-redeemable preferred securities, $264 million of the unrealized losses, or 98%, was comprised of unrealized losses on investment grade financial services industry non-redeemable preferred securities, of which 86% are rated A or higher.

     Equity securities with an unrealized loss of 20% or more for less than six months was $336 million at December 31, 2008 of which $278 million of the unrealized losses, or 83%, are for non-redeemable preferred securities, of which $274 million, of the unrealized losses, or 99% are for investment grade non-redeemable preferred securities. All of the $274 million of unrealized losses for investment grade non-redeemable preferred securities are for financial services industry non-redeemable preferred securities, of which 87% are rated A or higher.

     There were no equity securities with an unrealized loss of 20% or more for twelve months or greater.

     In connection with the equity securities impairment review process during 2008, the Company evaluated its holdings in non-redeemable preferred securities, particularly those of financial services industry companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred securities with a severe or an extended unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loss. With respect to common stock holdings, the Company considered the duration and severity of the securities in an unrealized loss position of 20% or more; and the duration of securities in an unrealized loss position of 20% or less with in an extended unrealized loss position (i.e., 12 months or more).

     At December 31, 2008, there are $607 million of equity securities with an unrealized loss of 20% or more, of which $547 million of the unrealized losses, or 90%, were for non-redeemable preferred securities. Through December 31, 2008, $543 million of the unrealized losses of 20% or more, or 99%, of the non-redeemable preferred securities were investment grade securities, of which, $538 million of the unrealized losses of 20% or more, or 99%, are investment grade financial services industry non-redeemable preferred securities; and all non-redeemable preferred securities with unrealized losses of 20% or more, regardless of rating, have not deferred any dividend payments.

     Also, the Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and other of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming quarters.

     At December 31, 2008 and 2007, the Company's gross unrealized losses related to its fixed maturity and equity securities of $19.2 billion and $2.7 billion, respectively, were concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2008     2007
                                                               ----     ----
SECTOR:
  U.S. corporate securities..................................    33%      45%
  Foreign corporate securities...............................    21       17
  Residential mortgage-backed securities.....................    16        9
  Commercial mortgage-backed securities......................    13        4
  Asset-backed securities....................................    11       12
  Other......................................................     6       13
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===
INDUSTRY:
  Mortgage-backed............................................    29%      13%
  Finance....................................................    24       34
  Consumer...................................................    12        3
  Asset-backed...............................................    11       12
  Utility....................................................    10        9
  Communication..............................................     5        1
  Industrial.................................................     4       20
  Other......................................................     5        8
                                                                ---      ---
     Total...................................................   100%     100%
                                                                ===      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $(1,062)   $(284)    $(575)
Equity securities.................................      (90)     133        67
Mortgage and consumer loans.......................      (88)       4       (16)
Real estate and real estate joint ventures........      (18)      45        38
Other limited partnership interests...............     (131)      35         2
Freestanding derivatives..........................    3,257     (526)     (470)
Embedded derivatives..............................    1,744       15         5
Other.............................................     (140)     291       115
                                                    -------    -----     -----
  Net investment gains (losses)...................  $ 3,472    $(287)    $(834)
                                                    =======    =====     =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in other in the table above. See also Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                              FIXED MATURITY SECURITIES      EQUITY SECURITIES                TOTAL
                             -------------------------- -------------------------- --------------------------
                               2008     2007     2006     2008     2007     2006     2008     2007     2006
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                               (IN MILLIONS)
Proceeds....................  $42,785  $52,377  $55,090  $1,888    $760     $565    $44,673  $53,137  $55,655
                             ======== ======== ======== ======== ======== ======== ======== ======== ========
Gross investment gains......      631      343      250     412     176      107      1,043      519      357
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Gross investment losses.....     (911)    (589)    (812)   (218)    (27)     (18)    (1,129)    (616)    (830)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
Writedowns..................
     Credit-related.........     (668)     (38)     (13)    (38)     --       --       (706)     (38)     (13)
     Other than credit-
       related (1)..........     (114)      --       --    (246)    (16)     (22)      (360)     (16)     (22)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
     Total writedowns.......     (782)     (38)     (13)   (284)    (16)     (22)    (1,066)     (54)     (35)
                             -------- -------- -------- -------- -------- -------- -------- -------- --------
  Net investment gains
     (losses)...............  $(1,062) $  (284) $  (575) $  (90)   $133     $ 67    $(1,152) $  (151) $  (508)
                             ======== ======== ======== ======== ======== ======== ======== ======== ========



--------

   (1) Other-than credit-related writedowns include items such as equity securities where the primary reason for the writedown was the severity and/or the duration of an unrealized loss position and fixed maturity securities where an interest-rate related writedown was taken.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $1,066 million, $54 million and $35 million for the years ended December 31, 2008, 2007 and 2006, respectively. The substantial increase in 2008 over 2007 was driven by writedowns totaling

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$579 million of financial services industry securities holdings, comprised of $361 million of fixed maturity securities and $218 million of equity securities.

     Overall, of the $782 million of fixed maturity security writedowns in 2008, $361 million were on financial services industry services holdings; $180 million were on communication and consumer industries holdings; $61 million on asset-backed (substantially all are backed by or exposed to sub-prime mortgage loans); and $180 million in fixed maturity security holdings that the Company either lacked the intent to hold, or due to extensive credit spread widening, the Company was uncertain of its intent to hold these fixed maturity securities for a period of time sufficient to allow for recovery of the market value decline.

     Included within the $284 million of writedowns on equity securities in 2008 are $218 million related to the financial services industry holdings, (of which, $38 million related to the financial services industry non-redeemable preferred securities) and $66 million across several industries including consumer, communications, industrial and utility.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $ 8,830   $ 9,671   $ 9,115
Equity securities................................      174       169        42
Trading securities...............................      (21)        6        32
Mortgage and consumer loans......................    2,387     2,376     2,272
Policy loans.....................................      475       460       441
Real estate and real estate joint ventures.......      508       813       741
Other limited partnership interests..............      (92)    1,141       705
Cash, cash equivalents and short-term
  investments....................................      134       144       196
Joint venture investments........................       (1)       (6)       (8)
Other............................................      202       182       202
                                                   -------   -------   -------
  Total investment income........................   12,596    14,956    13,738
Less: Investment expenses........................    1,474     2,374     2,220
                                                   -------   -------   -------
  Net investment income..........................  $11,122   $12,582   $11,518
                                                   =======   =======   =======



     Net investment income from other limited partnership interests, including hedge funds, represents distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method. Overall for 2008, the net amount recognized by the Company was a loss of $92 million resulting principally from losses on equity method investments. Such earnings and losses recognized for other limited partnership interests are impacted by volatility in the equity and credit markets. Net investment income from trading securities includes interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on trading securities and the short sale agreements liabilities. In 2008, unrealized losses recognized on trading securities, due to the volatility in the equity and credit markets, were in excess of interest and dividends earned.

     For the years ended December 31, 2008, 2007 and 2006, affiliated net investment income included in the table above, was $29 million, $21 million and $20 million, respectively, related to fixed maturity securities; and less than $1 million, $12 million and less than $1 million, respectively, related to equity securities. For the years ended

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2008 and 2007, there was no affiliated investment income related to mortgage loans. For the year ended December 31, 2006, affiliated investment income related to mortgage loans was $112 million, which included the prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     For the years ended December 31, 2008, 2007 and 2006, affiliated administrative service charges were $67 million, $66 million and $52 million, respectively, which reduced investment expense in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments are loaned to third parties, primarily major brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities with a cost or amortized cost of $13.4 billion and $26.9 billion and an estimated fair value of $14.7 billion and $27.9 billion were on loan under the program at December 31, 2008 and 2007, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $15.1 billion and $28.7 billion at December 31, 2008 and 2007, respectively. Of this $15.1 billion of cash collateral at December 31, 2008, $3.5 billion was on open terms, meaning that the related loaned security could be returned to the Company on the next business day requiring return of cash collateral, and $9.4 billion and $2.2 billion, respectively, were due within 30 days and 60 days. Of the $3.4 billion of estimated fair value of the securities related to the cash collateral on open at December 31, 2008, $3.0 billion were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan are primarily U.S. Treasury and agency securities, and very liquid residential mortgage-backed securities. The estimated fair value of the reinvestment portfolio acquired with the cash collateral was $13.1 billion at December 31, 2008, and consisted principally of fixed maturity securities (including residential mortgage-backed, asset-backed, U.S. corporate and foreign corporate securities).

     Security collateral of $95 million on deposit from counterparties in connection with the securities lending transactions at December 31, 2008 may not be sold or repledged and is not reflected in the consolidated financial statements. There was no security collateral on deposit from counterparties in connection with the securities lending transactions at December 31, 2007.

  ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with an estimated fair value of $1.2 billion and $1.7 billion at December 31, 2008 and 2007, respectively, consisting primarily of fixed maturity and equity securities. The Company also held in trust cash and securities, primarily fixed maturity and equity securities with an estimated fair value of $45 million and $74 million at December 31, 2008 and 2007, respectively, to satisfy collateral requirements.

     The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY") of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively. The Company has also pledged certain agricultural real estate mortgage loans in connection with funding agreements with the Federal Agricultural Mortgage Corporation with a carrying value of $2.9 billion at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


both December 31, 2008 and 2007. The nature of these Federal Home Loan Bank and Federal Agricultural Mortgage Corporation arrangements are described in Note 7.

     Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4. Certain of the Company's trading securities are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income.

     At December 31, 2008 and 2007, trading securities at estimated fair value were $277 million and $457 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $57 million and $107 million, respectively. The Company had pledged $346 million and $407 million of its assets, at estimated fair value, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2008 and 2007, respectively.

     Interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled ($21) million, $6 million and $32 million for the years ended December 31, 2008, 2007 and 2006, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities are changes in estimated fair value of ($17) million, ($4) million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2008                2007
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,492     74.3%   $30,313     77.0%
Agricultural mortgage loans.................   10,826     25.7      8,985     22.8
Consumer loans..............................       12       --         63      0.2
                                              -------    -----    -------    -----
  Total.....................................   42,330    100.0%    39,361    100.0%
                                                         =====               =====
Less: Valuation allowances..................      244                 181
                                              -------             -------
  Total mortgage and consumer loans held-
     for-investment.........................   42,086              39,180
Mortgage loans held-for-sale................       19                  --
                                              -------             -------
  Mortgage and consumer loans, net..........  $42,105             $39,180
                                              =======             =======



     At December 31, 2008, mortgage loans held-for-sale include $19 million of commercial and agricultural mortgage loans held-for-sale which are carried at the lower of amortized cost or estimated fair value. At December 31, 2007, there were no mortgage loans held-for-sale.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2008, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. As shown in the table above, commercial mortgage loans at December 31, 2008 and 2007 were $31,492 million and $30,313 million, respectively, or 74% and 77%, respectively, of total mortgage and consumer loans prior to valuation allowances. Net of valuation allowances commercial mortgage loans were $31,308 million and $30,158 million, respectively, at December 31, 2008 and 2007 and their diversity across geographic regions and property types is shown below at:

                                                 DECEMBER 31,       DECEMBER 31,
                                                     2008               2007
                                               ----------------   ----------------
                                               CARRYING    % OF   CARRYING    % OF
                                                 VALUE    TOTAL     VALUE    TOTAL
                                               --------   -----   --------   -----
                                                          (IN MILLIONS)
REGION
Pacific......................................   $ 7,586    24.3%   $ 7,334    24.3%
South Atlantic...............................     6,984    22.3      6,586    21.8
Middle Atlantic..............................     5,173    16.5      4,336    14.4
International................................     3,247    10.4      3,495    11.6
West South Central...........................     2,739     8.7      2,578     8.5
East North Central...........................     2,381     7.6      2,640     8.8
New England..................................     1,095     3.5      1,022     3.4
Mountain.....................................       920     2.9        873     2.9
West North Central...........................       664     2.1        893     3.0
East South Central...........................       313     1.0        315     1.0
Other........................................       206     0.7         86     0.3
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====
PROPERTY TYPE
Office.......................................   $13,532    43.2%   $13,612    45.1%
Retail.......................................     7,011    22.4      6,537    21.7
Apartments...................................     3,305    10.6      3,476    11.5
Hotel........................................     2,530     8.1      2,614     8.7
Industrial...................................     2,644     8.4      2,354     7.8
Other........................................     2,286     7.3      1,565     5.2
                                                -------   -----    -------   -----
  Total......................................   $31,308   100.0%   $30,158   100.0%
                                                =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $373 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding loan valuation allowances for mortgage and consumer loans held-for-investment is as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2008   2007   2006
                                                        -----   ----   ----
                                                           (IN MILLIONS)
Balance at January 1,.................................  $ 181   $160   $149
Additions.............................................    174     70     28
Deductions............................................   (111)   (49)   (17)
                                                        -----   ----   ----
Balance at December 31,...............................  $ 244   $181   $160
                                                        =====   ====   ====



     A portion of the Company's mortgage and consumer loans held-for-investment was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2008     2007
                                                             ----     ----
                                                             (IN MILLIONS)
Impaired loans with valuation allowances...................  $232     $552
Impaired loans without valuation allowances................    15        8
                                                             ----     ----
  Subtotal.................................................   247      560
Less: Valuation allowances on impaired loans...............    45       67
                                                             ----     ----
  Impaired loans...........................................  $202     $493
                                                             ====     ====



     The average investment in impaired loans was $315 million, $399 million and $145 million for the years ended December 31, 2008, 2007 and 2006, respectively. Interest income on impaired loans was $10 million, $35 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The investment in restructured loans was $1 million and $2 million at December 31, 2008 and 2007, respectively. Interest income recognized on restructured loans was $1 million or less for each of the years ended December 31, 2008, 2007 and 2006. Gross interest income that would have been recorded in accordance with the original terms of such loans also amounted to $1 million or less for each of the years ended December 31, 2008, 2007 and 2006.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $2 million and $1 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $10 million and $18 million at December 31, 2008 and 2007, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $23 million and $6 million at December 31, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,650   $ 4,384
Accumulated depreciation.................................   (1,354)   (1,195)
                                                           -------   -------
Net real estate..........................................    3,296     3,189
Real estate joint ventures...............................    2,959     2,295
                                                           -------   -------
  Real estate and real estate joint ventures.............    6,255     5,484
Real estate held-for sale................................        1        39
                                                           -------   -------
  Total real estate holdings.............................  $ 6,256   $ 5,523
                                                           =======   =======



     Related depreciation expense on real estate was $120 million, $112 million and $107 million for the years ended December 31, 2008, 2007 and 2006, respectively. These amounts include less than $1 million, $2 million and $4 million of depreciation expense related to discontinued operations for the years ended December 31, 2008, 2007 and 2006, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2008 and 2007. Impairment losses recognized on real estate held-for-sale were $8 million for the year ended December 31, 2006. The carrying value of non-income producing real estate was $27 million and $8 million at December 31, 2008 and 2007, respectively. The Company did not own real estate acquired in satisfaction of debt at December 31, 2008 and 2007.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2008, 20%, 14%, 11% and 10% were located in California, Florida, New York and Texas, respectively. Property type diversification is shown in the table below.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,602      42%    $2,627      48%
Apartments....................................   1,495      24      1,058      19
Real estate investment funds..................     936      15        835      15
Industrial....................................     483       8        443       8
Retail........................................     453       7        423       8
Hotel.........................................     170       3         59       1
Land..........................................      62       1         47       1
Agriculture...................................       9      --          9      --
Other.........................................      46      --         22      --
                                                ------     ---     ------     ---
  Total real estate holdings..................  $6,256     100%    $5,523     100%
                                                ======     ===     ======     ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.7 billion and $4.9 billion at December 31, 2008 and 2007, respectively. Included within other limited partnership interests at December 31, 2008 and 2007 are $943 million and $1,189 million, respectively, of hedge funds.

     For the years ended December 31, 2008, 2007 and 2006, net investment income
(loss) from other limited partnership interests was ($92) million, $1,141 million and $705 million and included ($218) million, $71 million and $67 million, respectively of hedge funds. Net investment income (loss) from other limited partnership interests, including hedge funds, decreased by $1,233 million for the year ended 2008, due to volatility in the equity and credit markets.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets at:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
                                                           (IN MILLIONS)
Freestanding derivatives with positive fair
  values......................................   $6,646     67.0%   $1,875     42.9%
Leveraged leases, net of non-recourse debt....    1,704     17.2     1,637     37.4
Loans to affiliates...........................      795      8.0       612     14.0
Tax credit partnerships.......................      476      4.8        --       --
Funds withheld................................       44      0.5        57      1.3
Joint venture investment......................       31      0.3         6      0.1
Other.........................................      220      2.2       188      4.3
                                                 ------    -----    ------    -----
Total.........................................   $9,916    100.0%   $4,375    100.0%
                                                 ======    =====    ======    =====



     See Note 4 regarding freestanding derivatives with positive estimated fair values. Loans to affiliates consist of loans to the Company's affiliates, some of which are regulated, to meet their capital requirements. The estimated fair values are determined by discounting expected future cash flows using capital market interest rates currently available for instruments with similar terms issued to companies of comparable credit quality of the respective affiliates. The joint venture investment is accounted for on the equity method and represents the Company's investment in an insurance underwriting joint venture in China. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2008      2007
                                                           ------   -------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $1,478   $ 1,483
Estimated residual values................................   1,217     1,185
                                                           ------   -------
  Subtotal...............................................   2,695     2,668
Unearned income..........................................    (991)   (1,031)
                                                           ------   -------
  Investment in leveraged leases.........................  $1,704   $ 1,637
                                                           ======   =======



     The Company's deferred income tax liability related to leveraged leases was $962 million and $798 million at December 31, 2008 and 2007, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 95      $ 48      $ 55
Less: Income tax expense on leveraged leases..........   (33)      (17)      (18)
                                                        ----      ----      ----
Net income from investment in leveraged leases........  $ 62      $ 31      $ 37
                                                        ====      ====      ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company.


                                                    DECEMBER 31, 2008
                                                  ---------------------
                                                                TOTAL
                                                    TOTAL      LIABILI-
                                                    ASSETS       TIES
                                                  ---------   ---------
                                                      (IN MILLIONS)
Real estate joint ventures (1)..................   $     26    $     15
Other limited partnership interests (2).........         20           3
Other invested assets (3).......................         10           3
                                                  ---------   ---------
Total...........................................        $56         $21
                                                  =========   =========



--------

   (1) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets consist of $20 million of real estate and real estate joint ventures held-for-investment, $5 million of cash and cash equivalents and $1 million of other assets. The liabilities of $15 million are included within other liabilities.

   (2) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities. Upon consolidation, the assets and liabilities are reflected at the VIE's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       carrying amounts. The assets of $20 million are included within other limited partnership interests while the liabilities of $3 million are included within other liabilities.

   (3) Other invested assets include tax-credit partnerships and other investments established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits. Upon consolidation, the assets and liabilities are reflected at the VIE's carrying amounts. The assets of $10 million are included within other invested assets. The liabilities consist of $2 million of long-term debt and $1 million of other liabilities.

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2008:

                                                             DECEMBER 31, 2008
                                                         ------------------------
                                                                        MAXIMUM
                                                          CARRYING      EXPOSURE
                                                         AMOUNT (1)   TO LOSS (2)
                                                         ----------   -----------
                                                               (IN MILLIONS)
Fixed maturity securities available-for-sale:(3)
  Foreign corporate securities.........................    $  362        $  362
  U.S. Treasury/agency securities......................       251           251
Other limited partnership interests....................     2,538         2,965
Other invested assets..................................       310           108
                                                           ------        ------
Total..................................................    $3,461        $3,686
                                                           ======        ======



--------

   (1) See Note 1 for further discussion of the Company's significant accounting policies with regards to the carrying amounts of these investments.

   (2) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties.

   (3) These assets are reflected at fair value within fixed maturity securities available-for-sale.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2008, 2007 and 2006.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2008 and 2007, the Company held $229 million and $162 million, respectively, of total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $4 million, $12 million and $10 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


held by the MIIP was $29 million and $101 million at December 31, 2008 and 2007, respectively. Net investment income allocated to affiliates from the MIIP was $3 million, $7 million, and $8 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................  $230      $142      $ 97
Amortized cost of assets transferred to affiliates...  $220      $145      $ 99
Net investment gains (losses) recognized on
  transfers..........................................  $ 10      $ (3)     $ (2)
Estimated fair value of assets transferred from
  affiliates.........................................  $ 57      $778      $307


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or estimated fair value of derivative financial instruments, excluding embedded derivatives, held at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                            CURRENT MARKET                    CURRENT MARKET
                                             OR FAIR VALUE                     OR FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Interest rate swaps.........  $ 20,043   $3,188      $1,090     $ 48,445   $  415      $  614
Interest rate floors........    32,855    1,082          --       32,855      420          --
Interest rate caps..........    21,130       10          --       34,784       44          --
Financial futures...........     3,630        2          58        6,131       35          34
Foreign currency swaps......    14,180    1,245       1,066       16,022      639       1,603
Foreign currency forwards...     1,467       47          21        1,799       41          11
Options.....................     2,365      939          35        1,423      123          --
Financial forwards..........     2,087       --          90        4,769       63           1
Credit default swaps........     4,466      133          60        5,529       52          29
Synthetic GICs..............     4,260       --          --        3,670       --          --
Other.......................       250       --         101          250       43          --
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2008:

                                                        REMAINING LIFE
                               ----------------------------------------------------------------
                                                                 AFTER
                                             AFTER ONE YEAR   FIVE YEARS
                               ONE YEAR OR       THROUGH        THROUGH      AFTER
                                   LESS        FIVE YEARS      TEN YEARS   TEN YEARS     TOTAL
                               -----------   --------------   ----------   ---------   --------
                                                         (IN MILLIONS)
Interest rate swaps..........    $   774         $ 8,444        $ 6,950      $3,875    $ 20,043
Interest rate floors.........     12,743             325         19,787          --      32,855
Interest rate caps...........        580          20,550             --          --      21,130
Financial futures............      3,630              --             --          --       3,630
Foreign currency swaps.......      2,130           5,438          5,204       1,408      14,180
Foreign currency forwards....      1,467              --             --          --       1,467
Options......................         --             324          1,967          74       2,365
Financial forwards...........         --              --             --       2,087       2,087
Credit default swaps.........        143           2,791          1,532          --       4,466
Synthetic GICs...............      4,260              --             --          --       4,260
Other........................         --              --            250          --         250
                                 -------         -------        -------      ------    --------
  Total......................    $25,727         $37,872        $35,690      $7,444    $106,733
                                 =======         =======        =======      ======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company commenced the use of inflation swaps during the second quarter of 2008. Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and the estimated fair value of derivatives by type of hedge designation at:

                                     DECEMBER 31, 2008                 DECEMBER 31, 2007
                              -------------------------------   -------------------------------
                                              FAIR VALUE                        FAIR VALUE
                              NOTIONAL   --------------------   NOTIONAL   --------------------
                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                              --------   ------   -----------   --------   ------   -----------
                                                        (IN MILLIONS)
Fair value..................  $  9,357   $1,737      $  539     $  9,301   $  630      $   94
Cash flow...................     2,541      365         137        3,084       23         311
Foreign operations..........       164        1           1          488       --         111
Non-qualifying..............    94,671    4,543       1,844      142,804    1,222       1,776
                              --------   ------      ------     --------   ------      ------
  Total.....................  $106,733   $6,646      $2,521     $155,677   $1,875      $2,292
                              ========   ======      ======     ========   ======      ======



     The following table presents the settlement payments recorded in income for the:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Qualifying hedges:
  Net investment income...............................  $ 21      $ 24      $ 48
  Interest credited to policyholder account balances..    99       (28)      (26)
Non-qualifying hedges:
  Net investment income...............................    (1)       (5)       --
  Net investment gains (losses).......................   (38)      196       225
                                                        ----      ----      ----
     Total............................................  $ 81      $187      $247
                                                        ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Changes in the fair value of derivatives............  $ 336     $ 319     $ 278
Changes in the fair value of the items hedged.......   (337)     (308)     (278)
                                                      -----     -----     -----
Net ineffectiveness of fair value hedging
  activities........................................  $  (1)    $  11     $  --
                                                      =====     =====     =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2008, 2007, and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2008, 2007 and 2006 related to such discontinued cash flow hedges were $12 million, $3 million and $3 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008, 2007, and 2006.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2008      2007      2006
                                                      -----     -----     -----
                                                            (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,................................................  $(262)    $(238)    $(207)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of cash
  flow hedges.......................................    483      (185)      (30)
Amounts reclassified to net investment gains
  (losses)..........................................    (93)      150       (15)
Amounts reclassified to net investment income.......      9        12        15
Amortization of transition adjustment...............     --        (1)       (1)
                                                      -----     -----     -----
Other comprehensive income (loss) balance at
  December 31,......................................  $ 137     $(262)    $(238)
                                                      =====     =====     =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008, $36 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2009.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2008, 2007 and 2006.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008, 2007 and 2006 include gains (losses) of $157 million, ($144) million and ($7) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2008 and 2007, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income (loss) related to these hedges was $78 million and $235 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vi) financial forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) synthetic guaranteed interest contracts; (viii) credit default swaps and total rate of return swaps to synthetically create investments; (ix) basis swaps to better match the cash flows of assets and related liabilities; (x) credit default swaps held in relation to trading portfolios; (xi) swaptions to hedge interest rate risk; and (xii) inflation swaps to reduce risk generated from inflation-indexed liabilities.

     The following table presents changes in estimated fair value related to derivatives that do not qualify for hedge accounting:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2008       2007      2006
                                                     ------     -----     -----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives......................................  $3,470     $(738)    $(702)
Net investment income (loss) (1)...................      54        20        --
                                                     ------     -----     -----
  Total............................................  $3,524     $(718)    $(702)
                                                     ======     =====     =====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures that do not qualify for hedge accounting and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; affiliated ceded reinsurance contracts related to guaranteed minimum withdrawal, guaranteed minimum accumulation and certain guaranteed minimum income riders; funds withheld on ceded reinsurance; and guaranteed interest contracts with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2008      2007
                                                           -------   -------
                                                             (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefit riders................  $   797     $ 34
  Call options in equity securities......................      (72)     (15)
                                                           -------   -------
     Net embedded derivatives within asset host
       contracts.........................................  $   725     $ 19
                                                           =======   =======
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefit riders...............  $   298     $  9
  Funds withheld on ceded reinsurance....................   (1,203)      --
  Other..................................................      (83)      52
                                                           -------   -------
     Net embedded derivatives within liability host
       contracts.........................................  $  (988)    $ 61
                                                           =======   =======



     The following table presents changes in the estimated fair value related to embedded derivatives:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                    2008        2007        2006
                                                  -------     -------     -------
                                                           (IN MILLIONS)
Net investment gains (losses) (1)...............  $ 1,744       $ 15        $ 5


--------

   (1) Effective January 1, 2008, upon adoption of SFAS 157, the valuation of the Company's guaranteed minimum benefit riders includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the year ended December 31, 2008 are gains of $442 million in connection with this adjustment.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 19 for a description of the impact of credit risk on the valuation of derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2008 and 2007, the Company was obligated to return cash collateral under its control of $3,564 million and $233 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with a fair market value of $824 million and $98 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2008, none of the collateral had been sold or repledged.

     At December 31, 2008 and 2007, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million and $162 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. In addition, the Company has exchange-traded futures, which require the pledging of collateral. At December 31, 2008 and 2007, the Company pledged securities collateral for exchange-traded futures of $0 and $33 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2008 and 2007, the Company provided cash collateral for exchange-traded futures of $77 million and $0, respectively, which is included in premiums and other receivables.

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event, as defined by the contract, occurs generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amount of potential future recoveries available to offset the $1,558 million from the table below was $8 million at December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2008:

                                                         DECEMBER 31, 2008
                                         -------------------------------------------------
                                                          MAXIMUM AMOUNT OF     WEIGHTED
                                          FAIR VALUE OF    FUTURE PAYMENTS       AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED  CREDIT DEFAULT      UNDER CREDIT       YEARS TO
CREDIT OBLIGATIONS (1)                        SWAPS       DEFAULT SWAPS (2)   MATURITY (3)
---------------------------------------  --------------   -----------------   ------------
                                                           (IN MILLIONS)
Aaa/Aa/A
  Single name credit default swaps
     (corporate).......................       $  1              $  116             5.0
  Credit default swaps referencing
     indices...........................        (30)              1,112             4.1
                                              ----              ------
     Subtotal..........................        (29)              1,228             4.2
                                              ----              ------
Baa
  Single name credit default swaps
     (corporate).......................          1                 100             2.3
  Credit default swaps referencing
     indices...........................         (5)                215             4.1
                                              ----              ------
     Subtotal..........................         (4)                315             3.5
                                              ----              ------
Ba
  Single name credit default swaps
     (corporate).......................         --                   5             5.0
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                   5             5.0
                                              ----              ------
B
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         (2)                 10             5.0
                                              ----              ------
     Subtotal..........................         (2)                 10             5.0
                                              ----              ------
Caa and lower
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
In or near default
  Single name credit default swaps
     (corporate).......................         --                  --              --
  Credit default swaps referencing
     indices...........................         --                  --              --
                                              ----              ------
     Subtotal..........................         --                  --              --
                                              ----              ------
                                              $(35)             $1,558             4.1
                                              ====              ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                      DAC      VOBA     TOTAL
                                                    -------   ------   -------
                                                           (IN MILLIONS)
Balance at January 1, 2006........................  $ 8,403    $ 220   $ 8,623
  Capitalizations.................................      936       --       936
                                                    -------   ------   -------
     Subtotal.....................................    9,339      220     9,559
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (138)      (2)     (140)
     Other expenses...............................      757      (34)      723
                                                    -------   ------   -------
       Total amortization.........................      619      (36)      583
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      105      (14)       91
  Less: Other.....................................       17      (23)       (6)
                                                    -------   ------   -------
Balance at December 31, 2006......................    8,598      293     8,891
  Effect of SOP 05-1 adoption.....................     (195)    (123)     (318)
  Capitalizations.................................      886       --       886
                                                    -------   ------   -------
     Subtotal.....................................    9,289      170     9,459
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................     (114)      (1)     (115)
     Other expenses...............................      735       23       758
                                                    -------   ------   -------
       Total amortization.........................      621       22       643
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......      110       71       181
  Less: Other.....................................        7       --         7
                                                    -------   ------   -------
Balance at December 31, 2007......................    8,551       77     8,628
  Capitalizations.................................      901       --       901
                                                    -------   ------   -------
       Subtotal...................................    9,452       77     9,529
                                                    -------   ------   -------
  Less: Amortization related to:
     Net investment gains (losses)................      157       (4)      153
     Other expenses...............................      909       19       928
                                                    -------   ------   -------
       Total amortization.........................    1,066       15     1,081
                                                    -------   ------   -------
  Less: Unrealized investment gains (losses)......   (2,274)    (146)   (2,420)
  Less: Other.....................................       (2)      (1)       (3)
                                                    -------   ------   -------
Balance at December 31, 2008......................  $10,662    $ 209   $10,871
                                                    =======   ======   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $19 million in 2009, $11 million in 2010, $11 million in 2011, $10 million in 2012, and $10 million in 2013.

     Amortization of VOBA and DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment gains and losses provide information regarding the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

     Information regarding DAC and VOBA by segment and reporting unit is as follows:

                                        DAC                  VOBA                 TOTAL
                                 ----------------   ---------------------   ----------------
                                                         DECEMBER 31,
                                 -----------------------------------------------------------
                                   2008     2007       2008        2007       2008     2007
                                 -------   ------   ---------   ---------   -------   ------
                                                        (IN MILLIONS)
Institutional:
  Group life...................  $    68   $   74   $       8   $       8   $    76   $   82
  Retirement & savings.........       31       32          --          --        31       32
  Non-medical health & other...      898      793          --          --       898      793
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................      997      899           8           8     1,005      907
                                 -------   ------   ---------   ---------   -------   ------
Individual:
  Traditional life.............    5,380    3,789         102         (11)    5,482    3,778
  Variable & universal life....    2,095    2,131          65          49     2,160    2,180
  Annuities....................    2,188    1,730          31          27     2,219    1,757
                                 -------   ------   ---------   ---------   -------   ------
     Subtotal..................    9,663    7,650         198          65     9,861    7,715
                                 -------   ------   ---------   ---------   -------   ------
Corporate & Other..............        2        2           3           4         5        6
                                 -------   ------   ---------   ---------   -------   ------
Total..........................  $10,662   $8,551        $209        $ 77   $10,871   $8,628
                                 =======   ======   =========   =========   =======   ======



6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                              DECEMBER 31,
                                                             --------------
                                                             2008      2007
                                                             ----      ----
                                                              (IN MILLIONS)
Balance at beginning of the period.........................  $108      $106
Acquisitions...............................................     3         2
                                                             ----      ----
Balance at the end of the period...........................  $111      $108
                                                             ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding goodwill by segment and reporting unit is as follows:

                                                                DECEMBER 31,
                                                              ---------------
                                                              2008       2007
                                                              ----       ----
                                                               (IN MILLIONS)
Institutional:
  Group life................................................  $  3       $  3
  Retirement & savings......................................     2          2
  Non-medical health & other................................    65         62
                                                              ----       ----
     Subtotal...............................................    70         67
                                                              ----       ----
Individual:
  Traditional life..........................................    24         24
  Variable & universal life.................................     3          3
  Annuities.................................................    10         10
                                                              ----       ----
     Subtotal...............................................    37         37
                                                              ----       ----
Corporate & Other...........................................     4          4
                                                              ----       ----
Total.......................................................  $111       $108
                                                              ====       ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2008 based upon data as of June 30, 2008. Such tests indicated that goodwill was not impaired as of September 30, 2008. Current economic conditions, the sustained low level of equity markets and lower operating earnings projections, particularly for the Individual segment, required management of the Company to consider the impact of these events on the recoverability of its assets, in particular its goodwill. Management concluded it was appropriate to perform an interim goodwill impairment test at December 31, 2008. Based upon the tests performed management concluded no impairment of goodwill had occurred for any of the Company's reporting units at December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                                             OTHER
                                  FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                     BENEFITS        ACCOUNT BALANCES        FUNDS
                                -----------------   -----------------   ---------------
                                                      DECEMBER 31,
                                -------------------------------------------------------
                                  2008      2007      2008      2007     2008     2007
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Institutional
  Group life..................  $ 3,345   $ 3,326   $12,975   $13,207   $2,527   $2,359
  Retirement & savings........   28,485    26,119    49,276    38,749       59      213
  Non-medical health & other..   11,436    10,430       501       501      595      595
Individual
  Traditional life............   52,011    51,457        --        --    1,381    1,431
  Variable & universal life...      293       229     6,260     6,121      780      791
  Annuities...................    2,041     1,817    21,761    20,056       17       14
  Other.......................        1        --     2,482     2,368       --        1
Corporate & Other (1).........      571       374        53         1      124      131
                                -------   -------   -------   -------   ------   ------
  Total.......................  $98,183   $93,752   $93,308   $81,003   $5,483   $5,535
                                =======   =======   =======   =======   ======   ======



--------

   (1) Corporate & Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $395 million and $406 million at December 31, 2008 and 2007, respectively. Affiliated policyholder account balances, included in the table above, were $606 million and $613 million at December 31, 2008 and 2007, respectively. Affiliated other policyholder funds, included in the table above, were ($205) million and ($251) million at December 31, 2008 and 2007, respectively.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $431       $439       $ --
Acquisitions.........................................     9         --        441
Amortization.........................................   (13)        (8)        (2)
                                                       ----       ----       ----
Balance at December 31,..............................  $427       $431       $439
                                                       ====       ====       ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $15 million in 2009, $19 million in 2010, $22 million in 2011, $25 million in 2012 and $27 million in 2013. See Note 2 for a description of acquisitions and dispositions.

     The value of the identifiable intangibles included in the table above reflects the estimated fair value of the Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortization period of the intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       --------------------------
                                                       2008       2007       2006
                                                       ----       ----       ----
                                                              (IN MILLIONS)
Balance at January 1,................................  $132       $121       $ 95
Capitalization.......................................    40         29         31
Amortization.........................................   (28)       (18)        (5)
                                                       ----       ----       ----
Balance at December 31,..............................  $144       $132       $121
                                                       ====       ====       ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $48.2 billion and $71.4 billion at December 31, 2008 and 2007, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $24.1 billion and $18.3 billion at December 31, 2008 and 2007, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.40% and 4.73% at December 31, 2008 and 2007, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.3 billion and $1.2 billion for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Fixed maturity securities...................................   $ 5       $ 6
Equity securities...........................................   $16       $35
Cash and cash equivalents...................................  $ --       $ 1


     For the years ended December 31, 2008, 2007 and 2006, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2008, 2007 and 2006, the Company issued

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$5.7 billion, $4.6 billion and $5.2 billion, respectively, and repaid $7.6 billion, $3.7 billion and $1.5 billion, respectively, of GICs under this program. At December 31, 2008 and 2007, GICs outstanding, which are included in policyholder account balances, were $17.3 billion and $19.1 billion, respectively. During the years ended December 31, 2008, 2007 and 2006, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $840 million, $917 million and $672 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $830 million and $339 million of common stock of the FHLB of NY at December 31, 2008 and 2007, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including residential mortgage-backed securities to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $15.2 billion and $4.6 billion at December 31, 2008 and 2007, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $17.8 billion and $4.8 billion at December 31, 2008 and 2007, respectively.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion at both December 31, 2008 and 2007, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2008 and 2007.

     Approximately $3.0 billion of the obligations outstanding at MLIC at December 31, 2008 are subject to a temporary contingent increase in MLIC's borrowing capacity which is scheduled to expire at December 31, 2009. The Company does not expect to have any difficulties in meeting the contingencies associated with the increased capacity.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2008      2007      2006
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 5,174   $ 4,500   $ 4,191
  Less: Reinsurance recoverables..................     (265)     (268)     (295)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,909     4,232     3,896
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    4,063     3,743     2,997
  Prior years.....................................      (86)     (104)      (28)
                                                    -------   -------   -------
                                                      3,977     3,639     2,969
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,481)   (2,077)   (1,814)
  Prior years.....................................   (1,002)     (885)     (819)
                                                    -------   -------   -------
                                                     (3,483)   (2,962)   (2,633)
                                                    -------   -------   -------
Net balance at December 31,.......................    5,403     4,909     4,232
  Add: Reinsurance recoverables...................      266       265       268
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,669   $ 5,174   $ 4,500
                                                    =======   =======   =======



     During 2008, 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $86 million, $104 million and $28 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                 DECEMBER 31,
                                       ---------------------------------------------------------------
                                                    2008                             2007
                                       ------------------------------   ------------------------------
                                           IN THE             AT            IN THE             AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
  Separate account value.............     $   3,177             N/A        $   3,937             N/A
  Net amount at risk (2).............     $     706 (3)         N/A        $       7 (3)         N/A
  Average attained age of
     contractholders.................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value.............     $  28,448       $   5,693        $  36,404       $   6,524
  Net amount at risk (2).............     $   6,081 (3)   $   2,399 (4)    $     399 (3)   $      86 (4)
  Average attained age of
     contractholders.................      62 years        58 years         62 years        57 years
TWO TIER ANNUITIES
  General account value..............           N/A       $     283              N/A       $     286
  Net amount at risk (2).............           N/A       $      50 (5)          N/A       $      51 (5)
  Average attained age of
     contractholders.................           N/A        60 years              N/A        60 years



                                                                DECEMBER 31,
                                             -------------------------------------------------
                                                       2008                      2007
                                             -----------------------   -----------------------
                                              SECONDARY     PAID-UP     SECONDARY     PAID-UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account).................................   $   4,908    $   1,349    $   6,550    $   1,403
Net amount at risk (2).....................   $ 102,690 (3)$  12,485 (3)$ 103,219 (3)$  13,482 (3)
Average attained age of policyholders......    49 years     55 years     47 years     54 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                UNIVERSAL AND VARIABLE
                                       ANNUITY CONTRACTS            LIFE CONTRACTS
                                  --------------------------   -----------------------
                                  GUARANTEED     GUARANTEED                    PAID
                                     DEATH     ANNUITIZATION    SECONDARY       UP
                                   BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                  ----------   -------------   ----------   ----------   -----
                                                          (IN MILLIONS)
Balance at January 1, 2006......      $ 8           $ 7            $ 8          $10       $ 33
Incurred guaranteed benefits....        1            --              1           (1)         1
Paid guaranteed benefits........       (3)           --             --           --         (3)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2006....        6             7              9            9         31
Incurred guaranteed benefits....        4             8              4            3         19
Paid guaranteed benefits........       (2)           --             --           --         (2)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2007....        8            15             13           12         48
Incurred guaranteed benefits....       27            48             14            1         90
Paid guaranteed benefits........       (6)           --             --           --         (6)
                                      ---           ---            ---          ---       ----
Balance at December 31, 2008....      $29           $63            $27          $13       $132
                                      ===           ===            ===          ===       ====



     Excluded from the table above are guaranteed death and annuitization benefit liabilities on the Company's annuity contracts of $66 million, $24 million and $21 million at December 31, 2008, 2007 and 2006, respectively, which were reinsured 100% to an affiliate and had corresponding recoverables from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $12,973   $23,494
  Balanced..............................................    5,342     5,312
  Bond..................................................    2,837     3,430
  Money Market..........................................      419       350
  Specialty.............................................      219       402
                                                          -------   -------
     Total..............................................  $21,790   $32,988
                                                          =======   =======



8.  REINSURANCE

     The Company's Individual segment life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance policies. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     The Company's Individual segment also reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Individual segment also reinsures 100% of the living and death benefit riders issued associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit riders associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on rider fees collected from policyholders and receives reimbursements for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Institutional segment generally retains most of its risks and does not significantly utilize reinsurance. The Company may, on certain client arrangements, cede particular risks to reinsurers.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                          (IN MILLIONS)
PREMIUMS:
  Direct premiums................................  $19,246   $17,411   $16,958
  Reinsurance assumed............................    1,334       951       694
  Reinsurance ceded..............................   (2,136)   (1,927)   (1,716)
                                                   -------   -------   -------
     Net premiums................................  $18,444   $16,435   $15,936
                                                   =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type
     product policy fees.........................  $ 2,741   $ 2,589   $ 2,460
  Reinsurance assumed............................        7         2         1
  Reinsurance ceded..............................     (463)     (345)     (278)
                                                   -------   -------   -------
     Net universal life and investment-type
       product policy fees.......................  $ 2,285   $ 2,246   $ 2,183
                                                   =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims........  $21,863   $19,454   $18,795
  Reinsurance assumed............................    1,018       530       645
  Reinsurance ceded..............................   (2,182)   (1,709)   (1,793)
                                                   -------   -------   -------
     Net policyholder benefits and claims........  $20,699   $18,275   $17,647
                                                   =======   =======   =======



     Information regarding ceded reinsurance recoverable balances, included in premiums and other receivables is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
UNAFFILIATED RECOVERABLES:
Future policy benefit recoverables......................  $ 2,817   $ 1,808
Deposit recoverables....................................    2,069     2,516
Claim recoverables......................................      201       197
All other recoverables..................................      290        27
                                                          -------   -------
  Total.................................................  $ 5,377   $ 4,548
                                                          =======   =======
AFFILIATED RECOVERABLES:
Closed block recoverables...............................  $15,862   $16,011
Future policy benefit recoverables......................    2,847     1,866
Claim recoverables......................................      156         6
All other recoverables..................................      478        51
                                                          -------   -------
  Total.................................................  $19,343   $17,934
                                                          =======   =======



     Reinsurance recoverable balances are stated net of allowances for uncollectible balances, which are immaterial. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with reinsurers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     Included in the unaffiliated reinsurance recoverables are $1.2 billion at both December 31, 2008 and 2007, related to reinsurance of long-term GICs, structured settlement lump sum contracts and $0.6 billion and $1.1 billion at December 31, 2008 and 2007, respectively, related to the reinsurance of investment-type contracts held by small market defined benefit contribution plans.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2008, the Company has $1,811 million of unaffiliated reinsurance recoverable balances secured by funds held in trust as collateral, $353 million of unaffiliated reinsurance recoverable balances secured by funds withheld accounts and $284 million of unaffiliated reinsurance recoverable balances secured through irrevocable letters of credit issued by various financial institutions. All of the affiliated reinsurance recoverable balances except for $1,198 million of reserves and $8 million of other receivables are secured by funds withheld accounts, funds held in trust as collateral or irrevocable letters of credit issued by various financial institutions.

     The Company's five largest unaffiliated reinsurers account for $3,699 million, or 69%, of its total unaffiliated reinsurance recoverable balance of $5,377 million at December 31, 2008. Of these reinsurance recoverable balances, $1,736 million were secured by funds held in trust as collateral, $226 million were secured through irrevocable letters of credit issued by various financial institutions and $212 million of reinsurance recoverable balances were secured by funds withheld accounts.

     Reinsurance balances payable to unaffiliated reinsurers, included in other liabilities, were $1,509 million and $323 million at December 31, 2008 and 2007, respectively. Reinsurance balances payable to affiliated reinsurers, included in liabilities, were $21.0 billion and $20.1 billion at December 31, 2008 and 2007, respectively.

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, and MTL, all of which are related parties. The table below includes amounts related to transactions between these related parties and RGA through September 12, 2008, the date of the Company's dividend of interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table reflects related party reinsurance information:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2008      2007      2006
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Assumed premiums.....................................  $ 28      $ 52      $ 42
Assumed fees, included in universal life and
  investment-type product policy fees................  $  7      $  2      $  1
Interest earned on assumed reinsurance, included in
  other revenues.....................................  $ (5)     $ (4)     $ (3)
Assumed benefits, included in policyholder benefits
  and claims.........................................  $ 99      $ 54      $ 86
Assumed benefits, included in interest credited on
  policyholder account balances......................  $ 22      $ 18      $ 11
Assumed acquisition costs, included in other
  expenses...........................................  $128      $144      $322
Ceded premiums.......................................  $ 46      $113      $116
Ceded fees, included in universal life and
  investment-type product policy fees................  $178      $112      $ 64
Income from deposit contracts, included in other
  revenues (1).......................................  $923      $ --      $ --
Ceded benefits, included in policyholder benefits and
  claims.............................................  $133      $ 80      $ 69
Ceded benefits, included in interest credited to
  policyholder account balances......................  $ 70      $ 65      $ 49
Ceded benefits, included in policyholder dividends...  $ 20      $ 29      $ 27
Interest costs on ceded reinsurance, included in
  other expenses (1).................................  $831      $  5      $ (2)


--------

   (1) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $835 million of interest earned on the deposit included within premiums and other receivables, as well as certain administrative fees, at December 31, 2008. The Company also recognized $911 million of interest expense associated with the funds withheld included in other expenses for the year ended December 31, 2008.

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit riders written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The embedded derivatives ceded are included within premiums and other receivables and were assets of $797 million and $34 million at December 31, 2008 and 2007, respectively. For the years ended December 31, 2008, 2007 and 2006, net investment gains (losses) included $763 million, $42 million and ($18) million, respectively, in changes in estimated fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $1,203 million at December 31, 2008. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was $1,203 million for the year ended December 31, 2008.

     On December 1, 2006, TLIC, an affiliate of the Company, recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, has resulted in a reduction of the policyholder dividend obligation to zero during the year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2008. The reduction of the policyholder dividend obligation to zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, has resulted in reduction to both actual and expected cumulative earnings of the closed block. This change in the timing of the expected cumulative earnings of the closed block combined with a policyholder dividend obligation of zero has resulted in a reduction in the DAC associated with closed block, which resides outside of the closed block, and a corresponding decrease in the Company's net income of $127 million, net of income tax, for the year ended December 31, 2008. Amortization of the closed block DAC will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future reductions to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results. See also Note 5 for further information regarding DAC.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2008      2007
                                                          -------   -------
                                                            (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,520   $43,362
Other policyholder funds................................      315       323
Policyholder dividends payable..........................      711       709
Policyholder dividend obligation........................       --       789
Payables for collateral under securities loaned and
  other transactions....................................    2,852     5,610
Other liabilities.......................................      254       290
                                                          -------   -------
  Total closed block liabilities........................   47,652    51,083
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at
     estimated fair value (amortized cost: $27,947 and
     $29,631, respectively).............................   26,205    30,481
  Equity securities available-for-sale, at estimated
     fair value (cost: $280 and $1,555, respectively)...      210     1,875
  Mortgage loans on real estate.........................    7,243     7,472
  Policy loans..........................................    4,426     4,290
  Real estate and real estate joint ventures held-for-
     investment.........................................      381       297
  Short-term investments................................       52        14
  Other invested assets.................................      952       829
                                                          -------   -------
     Total investments..................................   39,469    45,258
Cash and cash equivalents...............................      262       333
Accrued investment income...............................      484       485
Deferred income tax assets..............................    1,632       640
Premiums and other receivables..........................       98       151
                                                          -------   -------
     Total assets designated to the closed block........   41,945    46,867
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    5,707     4,216
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of income
     tax of ($633) and $424, respectively...............   (1,174)      751
  Unrealized gains (losses) on derivative instruments,
     net of income tax of ($8) and ($19), respectively..      (15)      (33)
  Allocated $284, net of income tax, to policyholder
     dividend obligation at December 31, 2007...........       --      (505)
                                                          -------   -------
Total amounts included in accumulated other
  comprehensive income (loss)...........................   (1,189)      213
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets and liabilities..........................  $ 4,518   $ 4,429
                                                          =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008       2007        2006
                                                      -----      ------      ------
                                                              (IN MILLIONS)
Balance at January 1,...............................  $ 789      $1,063      $1,607
Impact on revenues, net of expenses and income tax..     --          --        (114)
Change in unrealized investment and derivative gains
  (losses)..........................................   (789)       (274)       (430)
                                                      -----      ------      ------
Balance at December 31,.............................  $  --      $  789      $1,063
                                                      =====      ======      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                        ------------------------------
                                                         2008        2007        2006
                                                        ------      ------      ------
                                                                 (IN MILLIONS)
REVENUES
  Premiums............................................  $2,787      $2,870      $2,959
  Net investment income and other revenues............   2,248       2,350       2,355
  Net investment gains (losses).......................     (84)         28        (130)
                                                        ------      ------      ------
     Total revenues...................................   4,951       5,248       5,184
                                                        ------      ------      ------
EXPENSES
  Policyholder benefits and claims....................   3,393       3,457       3,474
  Policyholder dividends..............................   1,498       1,492       1,479
  Change in policyholder dividend obligation..........      --          --        (114)
  Other expenses......................................     217         231         247
                                                        ------      ------      ------
     Total expenses...................................   5,108       5,180       5,086
                                                        ------      ------      ------
Revenues, net of expenses before income tax...........    (157)         68          98
Income tax............................................     (68)         21          34
                                                        ------      ------      ------
Revenues, net of expenses and income tax from
  continuing operations...............................     (89)         47          64
Revenues, net of expenses and income tax from
  discontinued operations.............................      --          --           1
                                                        ------      ------      ------
Revenues, net of expenses, income taxes and
  discontinued operations.............................  $  (89)     $   47      $   65
                                                        ======      ======      ======



     The change in the maximum future earnings of the closed block is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Balance at December 31,.............................  $4,518   $4,429   $4,480
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax...................      --       (4)      --
Balance at January 1,...............................   4,429    4,480    4,545
                                                      ------   ------   ------
Change during year..................................  $   89   $  (47)  $  (65)
                                                      ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                      INTEREST RATES
                                 -----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2008     2007
                                 ------------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated....   3.89%-7.38%     5.66%    2009-2037   $1,394   $1,394
Surplus notes..................   7.63%-7.88%     7.86%    2015-2025      698      697
Capital notes -- affiliated....      7.13%        7.13%    2032-2033      500      500
Other notes with varying
  interest rates...............  4.45%-12.00%     7.95%    2009-2016       66       45
Secured demand
  note -- affiliated...........      0.50%        0.50%       2011         25       --
Capital lease obligations......                                            39       51
                                                                       ------   ------
Total long-term debt...........                                         2,722    2,687
Total short-term debt..........                                           414      357
                                                                       ------   ------
  Total........................                                        $3,136   $3,044
                                                                       ======   ======



     The aggregate maturities of long-term debt at December 31, 2008 for the next five years are $710 million in 2009, $66 million in 2010, $25 million in 2011, $1 million in 2012, less than $1 million in 2013 and $1,920 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

     Long-term debt, credit facilities and letters of credit of MetLife, Inc. and its subsidiaries contain various covenants. The Company has certain administrative, reporting, legal and financial covenants in several of these arrangements. The Company was in compliance with all covenants at December 31, 2008 and 2007.

  SURPLUS NOTES -- AFFILIATED

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 30, 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     Short-term debt was $414 million and $357 million at December 31, 2008 and 2007, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2008, 2007 and 2006, the weighted average interest rate of short-term debt was 2.4%, 5.1% and 5.1%, respectively. During the years ended December 31, 2008, 2007 and 2006, the average daily balance of short-term debt was $421 million, $927 million and $768 million, respectively, and was outstanding for an average of 25 days, 25 days and 53 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $192 million, $190 million and $184 million for the years ended December 31, 2008, 2007 and 2006, respectively, and does not include interest expense on shares subject to mandatory redemption. See Note 11. These amounts include $120 million, $78 million and $76 million of interest expense related to affiliated debt for the years ended December 31, 2008, 2007 and 2006, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facility. MetLife Funding, Inc., a subsidiary of the Company, maintains a committed and unsecured credit facility of $2.9 billion at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. This facility can be used for general corporate purposes and, at December 31, 2008, the facility also served as a back-up line of credit for the Company's commercial paper program. This agreement contains various administrative, reporting, legal and financial covenants, including a covenant requiring MetLife, Inc. to maintain a specified minimum consolidated net worth. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this credit facility were $17 million, of which $11 million related to deferred amendment fees, for the year ended December 31, 2008. Information on this credit facility at December 31, 2008 is as follows:

                                                                   LETTER OF
                                                                     CREDIT                   UNUSED
BORROWER(S)                               EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                              ------------   --------   ---------   ---------   -----------
                                                                 (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ...............................   June 2012 (1)   $2,850      $2,313       $ --         $537
                                                         ------      ------       ----         ----
  Total...............................                   $2,850      $2,313        $--         $537
                                                         ======      ======       ====         ====



--------

   (1) In December 2008, MetLife, Inc. and MetLife Funding, Inc. entered into an amended and restated $2.85 billion credit agreement with various financial institutions. The agreement amended and restated the $3.0 billion credit agreement entered into in June 2007. Proceeds are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. Fees for this agreement include a 0.25% facility fee, 0.075% fronting fee, a letter of credit fee between 1% and 5% based on certain market rates and a 0.05% utilization fee, as applicable, and may vary based on MetLife, Inc.'s senior unsecured ratings. MetLife, Inc. and MetLife Funding, Inc. incurred amendment costs of $11 million related to the $2,850 million amended and restated credit agreement, which have been capitalized and included in other assets. These costs will be amortized over the term of the agreement. MetLife, Inc. did not have any deferred financing costs associated with the original June 2007 credit agreement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facility. Missouri Reinsurance (Barbados), Inc., a subsidiary of the Company, maintains a committed facility of $500 million at December 31, 2008. When drawn upon, this facility bears interest at varying rates in accordance with the agreement as specified below. The facility is used for collateral for certain of the Company's reinsurance reserves. This facility contains various administrative, reporting, legal and financial covenants. Management has no reason to believe that its lending counterparties are unable to fulfill their respective contractual obligations.

     Total fees associated with this committed facility were $4 million for the year ended December 31, 2008. Information on the committed facility at December 31, 2008 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc., &
  Missouri Reinsurance
  (Barbados), Inc. .........  June 2016 (1)    $500        $--         $490         $10           7
                                               ----        ---         ----         ---
  Total.....................                   $500        $--         $490         $10
                                               ====        ===         ====         ===



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

     Letters of Credit. At December 31, 2008, the Company had outstanding $2.8 billion in letters of credit from various financial institutions, of which $490 million and $2.3 billion were part of committed and credit facilities, respectively. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Interest expense on these instruments is included in other expenses and was $20 million and $11 million for the years ended December 31, 2007 and 2006, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ----------------------------
                                                        2008        2007       2006
                                                       ------      ------      ----
                                                               (IN MILLIONS)
Current:
  Federal............................................  $  (58)     $1,067      $492
  State and local....................................       2          22         5
  Foreign............................................      17           9         8
                                                       ------      ------      ----
  Subtotal...........................................     (39)      1,098       505
                                                       ------      ------      ----
Deferred:
  Federal............................................   1,689         (53)       43
  State and local....................................      --          18        19
  Foreign............................................       1          (9)      (10)
                                                       ------      ------      ----
  Subtotal...........................................   1,690         (44)       52
                                                       ------      ------      ----
Provision for income tax.............................  $1,651      $1,054      $557
                                                       ======      ======      ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       2008        2007        2006
                                                      ------      ------      -----
                                                              (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,759      $1,157      $ 780
Tax effect of:
  Tax-exempt investment income......................    (116)       (160)      (167)
  State and local income tax........................       1          33         19
  Prior year tax....................................      52          38        (26)
  Foreign tax rate differential and change in
     valuation allowance............................     (14)        (18)       (21)
  Other, net........................................     (31)          4        (28)
                                                      ------      ------      -----
Provision for income tax............................  $1,651      $1,054      $ 557
                                                      ======      ======      =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2008     2007
                                                            ------   ------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables................  $3,312   $3,005
  Net operating loss carryforwards........................      24       47
  Employee benefits.......................................     616      120
  Tax credit carryforwards................................     298       --
  Net unrealized investment losses........................   4,062       --
  Litigation-related and government mandated..............     264       45
  Other...................................................     111      202
                                                            ------   ------
                                                             8,687    3,419
Less: Valuation allowance.................................      14        8
                                                            ------   ------
                                                             8,673    3,411
                                                            ------   ------
Deferred income tax liabilities:
  Investments, including derivatives......................   3,918    1,493
  DAC.....................................................   2,167    2,207
  Net unrealized investment gains.........................      --      689
  Other...................................................      31        7
                                                            ------   ------
                                                             6,116    4,396
                                                            ------   ------
Net deferred income tax asset/(liability).................  $2,557   $ (985)
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $29 million at December 31, 2008 and will expire beginning in 2024. Foreign net operating loss carryforwards amount to $51 million at December 31, 2008 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Tax credit carryforwards amount to $298 million at December 31, 2008.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will be not realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2008, the Company recorded an increase to the deferred tax valuation allowance of $6 million related to certain foreign net operating loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $4,062 million recognized in connection with unrealized losses at December 31, 2008. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2009.

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of minority interest included in liabilities of subsidiaries held-for-sale. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $797 million. The Company reclassified, at adoption, $568 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $211 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits at January 1, 2007 that would affect the effective tax rate, if recognized, was $586 million. The Company also had $198 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007, with $6 million to be paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income taxes, as applicable. Of the $135 million reclassified to current and deferred income taxes, $2 million was paid in 2008 and $133 million will be paid in 2009.

     The Company's liability for unrecognized tax benefits will change in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including tax-exempt income and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. At this time, a reasonable estimate of the range of a payment or change in the liability is between $40 million and $50 million; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2008 and December 31, 2007, is as follows:

                                                              DECEMBER 31,
                                                             -------------
                                                              2008    2007
                                                             -----   -----
                                                             (IN MILLIONS)
Balance as of beginning of the period......................  $ 655   $ 797
Additions for tax positions of prior years.................      4      32
Reductions for tax positions of prior years................    (33)    (51)
Additions for tax positions of current year................    120      52
Reductions for tax positions of current year...............    (12)     --
Settlements with tax authorities...........................   (135)   (171)
Lapses of statutes of limitations..........................     (6)     (4)
                                                             -----   -----
Balance as of end of the period............................  $ 593   $ 655
                                                             =====   =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million increase, from the date of adoption, in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, the $73 million resulting from IRS settlements was reclassified to current income tax payable and will be paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million has been reclassified to current income tax payable and the remaining $1 million reduced interest expense. Of the $73 million reclassified to current income tax payable, $4 million was paid in 2008 and the remainder of $69 million will be paid in 2009.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2008 and 2007, the Company recognized an income tax benefit of $104 million and $113 million, respectively, related to the separate account DRD.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment, and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2008.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. Metropolitan Life Insurance Company, MetLife, Inc., and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class action seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court has certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. Pursuant to the court's order, plaintiffs have given notice to the class of the pendency of this action. Defendants' motion for summary judgment is pending.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and MetLife, Inc., plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has directed the manner and form of notice to the class, but plaintiffs have not yet distributed the notice. Metropolitan Life Insurance Company and MetLife, Inc. have moved for summary judgment, and plaintiffs have moved for partial summary judgment. The court heard oral argument on the parties' motions for summary judgment on September 19, 2008.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ---------------------------
                                                     2008      2007      2006
                                                   -------   -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   74,027    79,717    87,070
Number of new claims during the year.............    5,063     7,161     7,870
Settlement payments during the year (1)..........  $  99.0   $  28.2   $  35.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies as of September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted as of September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2008.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a minority interest in the electrical generation facility, which is solely operated by the lessee, EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

  Other Litigation

     Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998). This putative class action lawsuit involving sales practices claims was filed against Metropolitan Life Insurance Company in Canada. Plaintiff alleged misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. Pursuant to a judgment dated March 11, 2009, this lawsuit was dismissed.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. On February 10, 2009, the district court granted the Company's motion to dismiss plaintiffs' second amended complaint, dismissing all of plaintiffs' claims except for breach of contract claims. Plaintiffs had been provided with an opportunity to re-plead the dismissed claims by February 26, 2009. Since plaintiffs never amended these claims, they were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Insurance Company v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company customers and recruit Metropolitan Life Insurance Company financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. Park Avenue Securities may appeal the award.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In January and May 2008, the court issued orders granting the defendants' motion to dismiss in part, dismissing all of plaintiffs' claims except for claims under the Investment Advisers Act. Defendants' motion to dismiss claims under the Investment Advisers Act was denied. The Company will vigorously defend against the remaining claims in this matter.

     Sales Practices Claims. Over the past several years, Metropolitan Life Insurance Company, New England and GALIC have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2008, there were approximately 125 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, GALIC, MetLife Securities, Inc. and Walnut Street Securities.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                               2008      2007
                                                               ----      ----
                                                                (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.....   $37       $24
  Premium tax offsets currently available for paid
     assessments.............................................     5         5
                                                                ---       ---
                                                                $42       $29
                                                                ===       ===
Other Liabilities:
  Insolvency assessments.....................................   $57       $41
                                                                ===       ===



     Assessments levied against the Company were $2 million, less than $1 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2009...............................................   $390       $12      $  189
2010...............................................   $347       $ 8      $  190
2011...............................................   $270       $ 8      $  168
2012...............................................   $209       $ 8      $  143
2013...............................................   $170       $ 8      $  129
Thereafter.........................................   $534       $33      $1,061


     During the fourth quarter of 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.9 billion and $2.8 billion at December 31, 2008 and 2007, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.2 billion and $3.3 billion at December 31, 2008 and 2007, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $611 million and $667 million at December 31, 2008 and 2007, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2008, the Company recorded $7 million of additional liabilities for guarantees related to certain investment transactions. The term for these guarantees and their associated liabilities varies, with a maximum of 18 years. The maximum potential amount of future payments the Company could be required to pay under these guarantees is $202 million. During the year ended December 31, 2008, the Company reduced $3 million of previously recorded liabilities related to these investment transactions. The Company's

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded liability was $4 million at December 31, 2008 for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1,558 million at December 31, 2008. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. As of December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     See Note 4 for further disclosures related to credit default swap obligations.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2008, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 95% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $49 million for the year ended December 31, 2008.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($8) million for the year ended December 31, 2008.

     As described more fully in Note 1, effective December 31, 2006, MetLife, Inc. adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement benefit plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption.

     The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                 DECEMBER 31, 2006
                                                 -------------------------------------------------
                                                              ADDITIONAL
                                                                MINIMUM
                                                     PRE        PENSION   ADOPTION OF      POST
                                                   SFAS 158    LIABILITY    SFAS 158     SFAS 158
BALANCE SHEET CAPTION                            ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
-----------------------------------------------  -----------  ----------  -----------  -----------
                                                                   (IN MILLIONS)
Other assets: Prepaid pension benefit cost.....     $1,878       $ --       $  (999)     $   879
Other assets: Intangible asset.................     $   12        (12)           --      $    --
Other liabilities: Accrued pension benefit
  cost.........................................     $ (474)       (14)          (66)     $  (554)
Other liabilities: Accrued other postretirement
  benefit plan cost............................     $ (688)        --           (96)     $  (784)
                                                                 ----       -------
  Subtotal.....................................                   (26)       (1,161)
Net liability of subsidiary held-for-sale......                    --           (17)
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  before income tax:
Defined benefit plans..........................     $  (66)       (26)       (1,178)     $(1,270)
Minority interest..............................                    --             8
Deferred income tax............................                     8           421
                                                                 ----       -------
Accumulated other comprehensive income (loss),
  net of income tax:
Defined benefit plans..........................     $  (41)      $(18)      $  (749)     $  (808)
                                                                 ====       =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                DECEMBER 31,
                                                     ---------------------------------
                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                      2008     2007     2008     2007
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year............  $5,668   $5,854   $1,581   $2,043
  Service cost.....................................     159      158       20       26
  Interest cost....................................     375      348      101      102
  Plan participants' contributions.................      --       --       31       31
  Net actuarial (gains) losses.....................     139     (383)      19     (464)
  Change in benefits...............................       1       39       --       --
  Prescription drug subsidy........................      --       --       10       13
  Benefits paid....................................    (349)    (348)    (146)    (170)
                                                     ------   ------   ------   ------
Benefit obligation at end of year..................   5,993    5,668    1,616    1,581
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of year.....   6,467    6,228    1,181    1,169
  Actual return on plan assets.....................    (943)     539     (149)      58
  Employer contribution............................     341       48        1        1
  Benefits paid....................................    (349)    (348)     (23)     (47)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,516    6,467    1,010    1,181
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets.....................................  $  208   $1,382   $   --   $   --
  Other liabilities................................    (685)    (583)    (606)    (400)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (477)  $  799   $ (606)  $ (400)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses.....................  $2,196   $  633   $  146   $ (112)
  Prior service cost (credit)......................      44       63     (157)    (194)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss....  $2,240   $  696   $  (11)  $ (306)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                             DECEMBER 31,
                                          -------------------------------------------------
                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                           2008     2007     2008    2007    2008     2007
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets
  (principally Company contracts).......  $5,516   $6,467   $  --   $  --   $5,516   $6,467
Aggregate projected benefit obligation..   5,308    5,085     685     583    5,993    5,668
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  208   $1,382   $(685)  $(583)  $ (477)  $  799
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,583 million and $5,256 million at December 31, 2008 and 2007, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                               DECEMBER 31,
                                                              --------------
                                                              2008      2007
                                                              ----      ----
                                                               (IN MILLIONS)
Projected benefit obligation................................  $685      $583
Accumulated benefit obligation..............................  $577      $508
Fair value of plan assets...................................  $ --      $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2008     2007     2008     2007
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Projected benefit obligation.................   $685     $583    $1,616   $1,581
Fair value of plan assets....................   $ --     $ --    $1,010   $1,181

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------
                                                                                 OTHER
                                                     PENSION                POSTRETIREMENT
                                                    BENEFITS                   BENEFITS
                                            ------------------------   ------------------------
                                             2008     2007     2006     2008     2007     2006
                                            ------   ------   ------   ------   ------   ------
                                                               (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $  159    $ 158    $ 155    $ 20     $  26    $ 35
  Interest cost...........................     375      348      328     101       102     116
  Expected return on plan assets..........    (517)    (501)    (447)    (88)      (87)    (80)
  Amortization of net actuarial (gains)
     losses...............................      24       68      131      --        --      21
  Amortization of prior service cost
     (credit).............................      15       17        7     (36)      (36)    (37)
                                            ------   ------   ------   ------   ------   ------
     Net periodic benefit cost............      56       90    $ 174      (3)        5    $ 55
                                                              ======                     ======
     Net periodic benefit cost of
       subsidiary held-for-sale...........      --        4               --         1
                                            ------   ------            ------   ------
                                                56       94               (3)        6
                                            ------   ------            ------   ------
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............   1,563     (424)             258      (440)
  Prior service cost (credit).............     (19)      40               37        --
  Amortization of net actuarial (gains)
     losses...............................     (24)     (68)              --        --
  Amortization of prior service cost
     (credit).............................     (15)     (17)              36        36
                                            -- ---    -----             ----     -----
     Total recognized in other
       comprehensive income (loss)........   1,505     (469)             331      (404)
                                            -- ---    -----             ----     -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $1,561    $(375)            $328     $(398)
                                            ======   ======            ======   ======



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $9 million, respectively.

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $10 million and ($36) million, respectively.

     In 2004, the Company adopted the guidance in FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance, beginning of year...........................  $299   $328   $298
  Service cost.........................................     5      7      6
  Interest cost........................................    20     19     19
  Net actuarial gains (losses).........................     3    (42)    15
  Prescription drug subsidy............................   (10)   (13)   (10)
                                                         ----   ----   ----
     Balance, end of year..............................  $317   $299   $328
                                                         ====   ====   ====




                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost..........................................   $ 5       $ 7       $ 6
  Interest cost.........................................    20        19        19
  Amortization of net actuarial gains (losses)..........    --         5        30
                                                           ---       ---       ---
     Total reduction in net periodic benefit cost.......   $25       $31       $55
                                                           ===       ===       ===



     The Company received subsidies of $12 million and $10 million for the years ended December 31, 2008 and 2007, respectively.

  ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                       DECEMBER 31,
                                       -------------------------------------------
                                                                     OTHER
                                             PENSION             POSTRETIREMENT
                                             BENEFITS               BENEFITS
                                       -------------------   ---------------------
                                          2008       2007      2008         2007
                                       ---------   -------   --------     --------
Weighted average discount rate.......    6.60%      6.65%      6.62%        6.65%
Rate of compensation increase........  3.5%-7.5%   4.0%-8%      N/A          N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                ---------------------------------------------------------
                                                                  OTHER POSTRETIREMENT
                                      PENSION BENEFITS                  BENEFITS
                                ---------------------------   ---------------------------
                                  2008      2007      2006      2008      2007      2006
                                -------   -------   -------   -------   -------   -------
Weighted average discount
  rate........................   6.65%     6.00%     5.80%      6.65%     6.00%     5.79%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.25%      7.33%     7.48%     7.42%
Rate of compensation
  increase....................  3.5%-8%   4.0%-8%   4.0%-8%      N/A       N/A       N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2009 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2008                             2007
                                ------------------------------   ------------------------------
Pre-Medicare eligible claims..  8.8% down to 5.8% in 2018 and    8.5% down to 5% in 2014 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%
Medicare eligible claims......  8.8% down to 5.8% in 2018 and    10.5% down to 5% in 2018 and
                                gradually decreasing until       remaining constant thereafter
                                2079 reaching the ultimate
                                rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................      $ 6           $ (6)
Effect of accumulated postretirement benefit
  obligation.........................................      $76           $(86)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $6,451 million and $7,565 million at December 31, 2008 and 2007, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $42 million, $47 million and $48 million for the years ended December 31, 2008, 2007 and 2006, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were ($1,090) million, $603 million and $818 million for the years ended December 31, 2008, 2007 and 2006, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                     ---------------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                       PENSION          MENT
                                                       BENEFITS       BENEFITS
                                                     -----------   -------------
                                                     2008   2007   2008     2007
                                                     ----   ----   ----     ----
ASSET CATEGORY
Equity securities..................................    28%    38%    27%      37%
Fixed maturity securities..........................    51     44     71       58
Other (Real Estate and Alternative Investments)....    21     18      2        5
                                                      ---    ---    ---      ---
  Total............................................   100%   100%   100%     100%
                                                      ===    ===    ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2009 are as follows:

                                                        PENSION    OTHER
                                                        -------   -------
ASSET CATEGORY
Equity securities.....................................  25%-45%   30%-45%
Fixed maturity securities.............................  35%-55%   55%-85%
Other (Real Estate and Alternative Investments).......   5%-32%    0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2008 or 2007. No contributions will be required for 2009. The Company made discretionary contributions of $286 million to the qualified pension plans during the year ended December 31, 2008 and did not make discretionary contributions for the year ended December 31, 2007. The Company expects to make additional discretionary contributions of $143 million in 2009.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $41 million and $48 million for the years ended December 31, 2008 and 2007, respectively. These payments are expected to be at approximately the same level in 2009.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $146 million and $170 million for the years ended December 31, 2008 and 2007, respectively.

     The Company expects to make contributions of $118 million, net of participant's contributions, toward the other postretirement plan obligations in 2009. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                              OTHER POSTRETIREMENT
                                                                    BENEFITS
                                                          ---------------------------
                                                                  PRESCRIPTION
                                                PENSION               DRUG
                                               BENEFITS   GROSS     SUBSIDIES     NET
                                               --------   -----   ------------   ----
                                                            (IN MILLIONS)
2009.........................................   $  379     $133       $ (15)     $118
2010.........................................   $  393     $138       $ (16)     $122
2011.........................................   $  402     $144       $ (16)     $128
2012.........................................   $  418     $148       $ (17)     $131
2013.........................................   $  431     $152       $ (18)     $134
2014-2018....................................   $2,368     $836       $(107)     $729


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $63 million, $66 million and $71 million for the years ended December 31, 2008, 2007 and 2006, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the year ended December 31, 2008, MetLife, Inc. contributed and paid $4 million in the form of line of credit fees on the Company's behalf.

     During the year ended December, 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 7.

     On December 12, 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, MetLife, Inc. contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, MetLife, Inc. contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife, Inc. Immediately following the sale, MetLife, Inc. merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, MetLife, Inc. contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with MetLife, Inc., the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the Long-Term Performance Compensation Plan ("LTPCP"), as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,584,119 at December 31, 2008. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2008, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 55,654,550.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     MetLife, Inc. allocated 89%, 88% and 90% of stock-based compensation to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $108 million, $128 million and $130 million, and income tax benefits of $38 million, $45 million and $46 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2008 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2008 of $34.86 and December 31, 2007 of $61.62, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2008.........   24,362,746         $38.85            6.18           $555
                                                             ======            ====           ====
  Granted..............................    3,464,075         $59.48
  Exercised............................   (1,372,254)        $32.76
  Cancelled/Expired....................     (142,145)        $44.62
  Forfeited............................     (219,330)        $51.44
                                          ----------
Outstanding at December 31, 2008.......   26,093,092         $41.75            5.73           $ --
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2008.................................   25,503,025         $41.38            5.66           $ --
                                          ==========         ======            ====           ====
Exercisable at December 31, 2008.......   19,405,732         $35.84            4.80           $ --
                                          ==========         ======            ====           ====



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2008          2007          2006
                                               -----------   -----------   -----------
Dividend yield...............................     1.21%         0.94%         1.04%
Risk-free rate of return.....................  1.91%-7.21%   4.30%-5.32%   4.17%-4.96%
Expected volatility..........................     24.85%        19.54%        22.00%
Exercise multiple............................      1.73          1.66          1.52
Post-vesting termination rate................     3.05%         3.66%         4.09%
Contractual term (years).....................       10            10            10
Expected life (years)........................       6             6             6
Weighted average exercise price of stock
  options granted............................     $59.47        $62.86        $50.21
Weighted average fair value of stock options
  granted....................................     $17.51        $17.76        $13.84


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $44 million, $49 million and $51 million related to Stock Options was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $43 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.81 years. The Company's allocated portion of Stock Option expense was 88%.

     MetLife, Inc. allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $12 million, $41 million, and $22 million of such tax benefits for the years ended December 31, 2008, 2007, and 2006, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of MetLife, Inc.'s performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of MetLife, Inc.'s common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following is a summary of Performance Share activity for the year ended December 31, 2008:

                                                                     WEIGHTED AVERAGE
                                                                        GRANT DATE
                                                PERFORMANCE SHARES      FAIR VALUE
                                                ------------------   ----------------
Outstanding at January 1, 2008................       2,690,125            $48.39
Granted.......................................         954,075            $57.17
Forfeited.....................................         (89,125)           $57.43
Paid..........................................        (968,425)           $36.87
                                                     ---------
Outstanding at December 31, 2008..............       2,586,650            $55.63
                                                     =========
Performance Shares expected to vest at
  December 31, 2008...........................       2,535,784            $55.56
                                                     =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2008, the three year performance period for the 2006 Performance Share grants was completed. Included in the immediately preceding table are 812,975 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2009 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $64 million, $79 million and $67 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2008, 2007 and 2006, respectively.

     At December 31, 2008, MetLife, Inc. had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.65 years. The Company's allocated portion of Performance Share expense was 90%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on MetLife, Inc.'s common stock over the three-year performance period, subject to limited further adjustment approved by MetLife, Inc.'s Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of MetLife, Inc.'s common stock, as approved by MetLife, Inc.'s Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2008, 2007 and 2006.

     A portion of each Opportunity Award under the LTPCP was settled in shares of MetLife, Inc.'s common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of MetLife, Inc.'s

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of its common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of MetLife, Inc.'s common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2008 and 2007. Compensation expense of $12 million related to LTPCP Opportunity Awards was allocated to the Company for the year ended December 31, 2006.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Codification"). Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was ($338) million, $2.1 billion and $1.0 billion for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus, as filed with the Department, was $11.6 billion and $13.0 billion at December 31, 2008 and 2007, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2009 without prior regulatory approval is $552 million.

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the end of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. During the year ended December 31, 2008, NELICO paid a common stockholder dividend of $94 million. During the year ended December 31, 2007, NELICO did not pay any common stockholder dividends. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2009 without prior regulatory approval is $19 million.

     For the years ended December 31, 2008, 2007 and 2006, Metropolitan Life Insurance Company received dividends from subsidiaries of $48 million, $60 million and $34 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2008, 2007 and 2006 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                     YEARS ENDED DECEMBER 31,
                                                ---------------------------------
                                                   2008        2007        2006
                                                ---------   ---------   ---------
                                                          (IN MILLIONS)
Holding gains (losses) on investments arising
  during the year.............................   $(18,165)    $(499)      $(926)
Income tax effect of holding gains (losses)...      6,273        221        324
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current year income...................      1,214      (173)        403
  Amortization of premiums and accretion of
     discounts associated with investments....       (504)     (493)       (443)
Income tax effect.............................       (245)       293         14
Allocation of holding losses on investments
  relating to other policyholder amounts......      3,592        532        792
Income tax effect of allocation of holding
  losses to other policyholder amounts........     (1,231)     (235)       (277)
Unrealized investment loss on dividend of
  interests in subsidiary.....................         69         --         --
Deferred income tax on unrealized investment
  loss on dividend of interests in
  subsidiary..................................        (46)        --         --
                                                 --------   ---------   ---------
Net unrealized investment gains (losses), net
  of income tax...............................     (9,043)     (354)       (113)
Foreign currency translation adjustment.......       (140)       139          7
Minimum pension liability adjustment, net of
  income tax..................................         --         --        (18)
Defined benefit plan adjustment, net of income
  tax.........................................     (1,153)       524         --
                                                 --------   ---------   ---------
Other comprehensive income (loss).............   $(10,336)    $  309      $(124)
                                                 ========   =========   =========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $2,616   $2,693   $2,661
Commissions.........................................     914      827      790
Interest and debt issue costs.......................     226      289      244
Interest costs related to funds withheld on ceded
  reinsurance.......................................     911       --       --
Amortization of DAC and VOBA........................   1,081      643      583
Capitalization of DAC...............................    (901)    (886)    (936)
Rent, net of sublease income........................     363      282      259
Minority interest...................................       4       85       14
Insurance tax.......................................     289      297      305
Other...............................................   1,079      897    1,176
                                                      ------   ------   ------
  Total other expenses..............................  $6,582   $5,127   $5,096
                                                      ======   ======   ======



  Amortization and Capitalization of DAC and VOBA

     See Note 5 for deferred acquisition costs by segment and a rollforward of deferred acquisition costs including impacts of amortization and capitalization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.

  Interest and Debt Issue Costs

     See Notes 10 and 11 for attribution of interest expense by debt issuance.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Affiliated Expenses

     See Notes 8 and 20 for description of affiliated expenses included within other expenses.

  Restructuring Charges

     MetLife Inc. has initiated an enterprise-wide cost reduction and revenue enhancement initiative. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. During the third quarter of 2008, overall severance related restructuring charge of $58 million associated with the termination of certain employees was allocated to the Company in connection with this enterprise-wide initiative. During the fourth quarter of 2008, further severance related restructuring costs of $9 million offset by a $6 million reduction to its third quarter restructuring charge attributable to lower than anticipated costs for variable incentive compensation and for employees whose severance status changed was allocated to the Company. Total restructuring charges incurred in connection with this enterprise-wide initiative during the year ended December 31, 2008 were $61 million and were reflected within Corporate & Other. Estimated restructuring costs may change as management

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


continues to execute its restructuring plans. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2008
                                                            -----------------
                                                              (IN MILLIONS)
Balance as of beginning of the period.....................         $--
     Severance charges....................................          67
     Change in severance charge estimates.................          (6)
                                                                   ---
Balance as of end of the period...........................         $61
                                                                   ===
Total restructuring charges incurred......................         $61
                                                                   ===



     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the years ended December 31, 2009 and 2010. However, such restructuring plans are not sufficiently developed to enable MetLife Inc. to make an estimate of such restructuring charges at December 31, 2008.

17.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States. Subsequent to the disposition of RGA and the elimination of the Reinsurance segment as described in Notes 2 and 18, the Company's business is divided into two operating segments: Institutional and Individual, as well as Corporate & Other. These segments are managed separately because they provide different products and services, require different strategies and have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues and certain reinsurance agreements with affiliates. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. The operations of RGA are also reported in Corporate & Other as discontinued operations. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2008, 2007 and 2006. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                                             CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2008              INSTITUTIONAL  INDIVIDUAL     OTHER       TOTAL
------------------------------------              -------------  ----------  -----------  --------
                                                                    (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums........................................     $ 14,351     $  4,083     $    10    $ 18,444
Universal life and investment-type product
  policy fees...................................          844        1,441          --       2,285
Net investment income...........................        6,189        5,047        (114)     11,122
Other revenues..................................          764          152         966       1,882
Net investment gains (losses)...................          643          634       2,195       3,472
                                                     --------     --------     -------    --------
     Total revenues.............................       22,791       11,357       3,057      37,205
                                                     --------     --------     -------    --------
EXPENSES
Policyholder benefits and claims................       15,537        5,147          15      20,699
Interest credited to policyholder account
  balances......................................        2,136        1,038           7       3,181
Policyholder dividends..........................           --        1,709           7       1,716
Other expenses..................................        2,306        2,737       1,539       6,582
                                                     --------     --------     -------    --------
  Total expenses................................       19,979       10,631       1,568      32,178
                                                     --------     --------     -------    --------
Income from continuing operations before
  provision for income tax......................        2,812          726       1,489       5,027
Provision for income tax........................          968          233         450       1,651
                                                     --------     --------     -------    --------
Income from continuing operations...............        1,844          493       1,039       3,376
Income (loss) from discontinued operations, net
  of income tax.................................            3            4        (296)       (289)
                                                     --------     --------     -------    --------
Net income......................................     $  1,847     $    497     $   743    $  3,087
                                                     ========     ========     =======    ========
BALANCE SHEET:
Total assets....................................     $166,594     $132,527     $35,098    $334,219
DAC and VOBA....................................     $  1,005     $  9,861     $     5    $ 10,871
Separate account assets.........................     $ 45,514     $ 26,745     $    --    $ 72,259
Policyholder liabilities........................     $109,199     $ 88,050     $   748    $197,997
Separate account liabilities....................     $ 45,514     $ 26,745     $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                           CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2007          INSTITUTIONAL   INDIVIDUAL      OTHER        TOTAL
------------------------------------          -------------   ----------   -----------   --------
                                                                 (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums....................................     $ 12,358      $  4,073      $     4     $ 16,435
Universal life and investment-type product
  policy fees...............................          763         1,483           --        2,246
Net investment income.......................        6,664         5,552          366       12,582
Other revenues..............................          712           152           70          934
Net investment gains (losses)...............         (269)          (81)          63         (287)
                                                 --------      --------      -------     --------
     Total revenues.........................       20,228        11,179          503       31,910
                                                 --------      --------      -------     --------
EXPENSES
Policyholder benefits and claims............       13,332         4,924           19       18,275
Interest credited to policyholder account
  balances..................................        2,451         1,064           --        3,515
Policyholder dividends......................           --         1,685            2        1,687
Other expenses..............................        2,391         2,290          446        5,127
                                                 --------      --------      -------     --------
  Total expenses............................       18,174         9,963          467       28,604
                                                 --------      --------      -------     --------
Income from continuing operations before
  provision (benefit) for income tax........        2,054         1,216           36        3,306
Provision (benefit) for income tax..........          699           431          (76)       1,054
                                                 --------      --------      -------     --------
Income from continuing operations...........        1,355           785          112        2,252
Income from discontinued operations, net of
  income tax................................           10            --          170          180
                                                 --------      --------      -------     --------
Net income..................................     $  1,365      $    785      $   282     $  2,432
                                                 ========      ========      =======     ========
BALANCE SHEET:
Total assets................................     $170,540      $167,257      $36,580     $374,377
DAC and VOBA................................     $    907      $  7,715      $     6     $  8,628
Separate account assets.....................     $ 49,577      $ 40,143      $   (17)    $ 89,703
Policyholder liabilities....................     $ 95,499      $ 86,065      $   506     $182,070
Separate account liabilities................     $ 49,577      $ 40,143      $   (17)    $ 89,703

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                            CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006           INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------------------           -------------   ----------   -----------   -------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
REVENUES
Premiums.....................................     $11,801        $ 4,129       $   6      $15,936
Universal life and investment-type product
  policy fees................................         750          1,433          --        2,183
Net investment income........................       5,810          5,480         228       11,518
Other revenues...............................         677            114          42          833
Net investment gains (losses)................        (348)          (394)        (92)        (834)
                                                  -------        -------    -----------   -------
     Total revenues..........................      18,690         10,762         184       29,636
                                                  -------        -------    -----------   -------
EXPENSES
Policyholder benefits and claims.............      12,918          4,712          17       17,647
Interest credited to policyholder account
  balances...................................       1,944          1,049          --        2,993
Policyholder dividends.......................          --          1,669           2        1,671
Other expenses...............................       2,483          2,213         400        5,096
                                                  -------        -------    -----------   -------
  Total expenses.............................      17,345          9,643         419       27,407
                                                  -------        -------    -----------   -------
Income (loss) from continuing operations
  before provision (benefit) for income tax..       1,345          1,119        (235)       2,229
Provision (benefit) for income tax...........         443            400        (286)         557
                                                  -------        -------    -----------   -------
Income from continuing operations............         902            719          51        1,672
Income from discontinued operations, net of
  income tax.................................          45             19         190          254
                                                  -------        -------    -----------   -------
Net income...................................     $   947        $   738       $ 241      $ 1,926
                                                  =======        =======    ===========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2008, 2007 and 2006. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2008      2007      2006
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Investment income......................................   $ 6       $16      $ 35
Investment expense.....................................    (3)       (6)      (16)
Net investment gains (losses)..........................     8         7        91
                                                          ---       ---      ----
  Total revenues.......................................    11        17       110
Provision for income tax...............................     4         8        38
                                                          ---       ---      ----
Income from discontinued operations, net of income
  tax..................................................   $ 7       $ 9      $ 72
                                                          ===       ===      ====



     The carrying value of real estate related to discontinued operations was $1 million and $39 million at December 31, 2008 and 2007, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2008      2007      2006
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Net investment income
  Institutional.......................................   $ 4       $ 8       $15
  Individual..........................................    (1)       --         4
  Corporate & Other...................................    --         2        --
                                                         ---       ---       ---
     Total net investment income......................   $ 3       $10       $19
                                                         ===       ===       ===
Net investment gains (losses)
  Institutional.......................................   $ 2       $ 7       $58
  Individual..........................................     6        --        23
  Corporate & Other...................................    --        --        10
                                                         ---       ---       ---
     Total net investment gains (losses)..............   $ 8       $ 7       $91
                                                         ===       ===       ===



  OPERATIONS

     As more fully described in Note 2, on September 12, 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the dividend of interests in RGA, the Reinsurance segment was eliminated. (See also Note 17). RGA's assets and liabilities were reclassified to assets and liabilities of subsidiaries held-for-sale and its operating results were reclassified to discontinued operations for all periods presented. Interest on economic capital associated with the Reinsurance segment has been reclassified to the continuing operations of Corporate & Other.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amounts related to the operations and financial position of RGA that have been reflected as discontinued operations in the consolidated statements of income:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2008     2007     2006
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Premiums............................................  $3,535   $4,910   $4,348
Net investment income...............................     597      908      781
Other revenues......................................      69       77       66
Net investment gains (losses).......................    (249)    (177)       7
                                                      ------   ------   ------
  Total revenues....................................   3,952    5,718    5,202
                                                      ------   ------   ------
Policyholder benefits and claims....................   2,989    3,989    3,490
Interest credited to policyholder account balances..     108      262      254
Other expenses......................................     699    1,226    1,227
                                                      ------   ------   ------
  Total expenses....................................   3,796    5,477    4,971
                                                      ------   ------   ------
Income before provision for income tax..............     156      241      231
Provision for income tax............................      53       84       81
                                                      ------   ------   ------
Income from discontinued operations, net of income
  tax...............................................     103      157      150
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.....................    (398)      --       --
                                                      ------   ------   ------
Income (loss) from discontinued operations, net of
  income tax........................................  $ (295)  $  157   $  150
                                                      ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2007
                                                            -----------------
                                                              (IN MILLIONS)
Fixed maturity securities.................................       $ 9,398
Equity securities.........................................           137
Mortgage and consumer loans...............................           832
Policy loans..............................................         1,059
Short-term investments....................................            75
Other invested assets.....................................         4,897
                                                                 -------
  Total investments.......................................        16,398
Cash and cash equivalents.................................           404
Accrued investment income.................................            78
Premiums and other receivables............................         1,440
Deferred policy acquisition costs and VOBA................         3,513
Goodwill..................................................            96
Other assets..............................................            91
Separate account assets...................................            17
                                                                 -------
  Total assets held-for-sale..............................       $22,037
                                                                 =======
Future policy benefits....................................       $ 6,159
Policyholder account balances.............................         6,657
Other policyholder funds..................................         2,297
Long-term debt............................................           528
Collateral financing arrangements.........................           850
Junior subordinated debt securities.......................           399
Shares subject to mandatory redemption....................           159
Current income tax payable................................            33
Deferred income tax liability.............................           941
Other liabilities.........................................         1,918
Separate account liabilities..............................            17
                                                                 -------
  Total liabilities held-for-sale.........................       $19,958
                                                                 =======



     The operations of RGA include direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million, $185 million and $183 million and ceded amounts that reduced policyholder benefits and claims by $90 million, $185 million and $147 million for the years ended December 31, 2008, 2007 and 2006, respectively, that have not been eliminated as these transactions are expected to continue after the RGA disposition. Related amounts included in the Company's consolidated balance sheets include assets totaling $739 million, and liabilities totaling $463 million at December 31, 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. Under the terms of the sale agreement, the Company had an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price was also subject to reduction over five years, depending on retention of certain Company-related business. In the second quarter of 2008, the Company paid $3 million, net of income tax, of which $2 million was accrued in the fourth quarter of 2007, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received a payment of $30 million, net of income tax, in the second quarter of 2006 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The following table presents the amounts related to operations of SSRM that have been reflected as discontinued operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2008      2007      2006
                                                          ----      ----      ----
                                                                (IN MILLIONS)
Revenues.............................................      $--       $--       $--
Expenses.............................................       --        --        --
                                                           ---       ---       ---
Income from discontinued operations before provision
  for income tax.....................................       --        --        --
Provision for income tax.............................       --        --        --
Net investment gain (loss), net of income tax........       (1)       14        32
                                                           ---       ---       ---
Income from discontinued operations, net of income
  tax................................................      $(1)      $14       $32
                                                           ===       ===       ===



19.  FAIR VALUE

FAIR VALUE OF FINANCIAL INSTRUMENTS

     As described in Note 1, the Company prospectively adopted the provisions of SFAS 157 effective January 1, 2008. As a result, the methodologies used to determine the estimated fair value for certain financial instruments at December 31, 2008 may have been modified from those utilized at December 31, 2007, which, while being deemed appropriate under existing accounting guidance, may not have produced an exit value as defined in SFAS 157. Accordingly, the estimated fair value of financial instruments, and the description of the methodologies used to derive those estimated fair values, are presented separately at December 31, 2007 and December 31, 2008. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2007                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $152,266    $152,266
  Equity securities.............................             $  4,167    $  4,167
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 39,180    $ 39,720
  Policy loans..................................             $  7,677    $  7,677
  Short-term investments........................             $    603    $    603
  Cash and cash equivalents.....................             $  1,927    $  1,927
  Accrued investment income.....................             $  2,451    $  2,451
  Assets of subsidiaries held-for-sale..........             $ 11,983    $ 11,992
Liabilities:
  Policyholder account balances.................             $ 70,586    $ 70,913
  Short-term debt...............................             $    357    $    357
  Long-term debt................................             $  2,687    $  2,763
  Payables for collateral under securities
     loaned and other transactions..............             $ 28,952    $ 28,952
  Liabilities of subsidiaries held-for-sale.....             $  6,915    $  6,044
Commitments: (1)
  Mortgage loan commitments.....................   $3,272    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)


--------

   (1) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- The estimated fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of estimated fair values is based on: (i) market standard valuation methodologies;
(ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

     Mortgage and Consumer Loans, Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans, and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

     Policy Loans -- The estimated fair values for policy loans approximate carrying values.

     Cash and Cash Equivalents and Short-term Investments -- The estimated fair values for cash and cash equivalents and short-term investments approximate carrying values due to the short-term maturities of these instruments.

     Accrued Investment Income -- The estimated fair value for accrued investment income approximates carrying value.

     Policyholder Account Balances -- The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The estimated fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

     Short-term and Long-term Debt -- The estimated fair values of short-term and long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value.

     Assets and Liabilities of Subsidiaries Held-For-Sale -- The carrying values of assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the table above in previous periods but have been reclassified to this caption to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale have been determined on a basis consistent with similar instruments as described herein.

     Derivative Financial Instruments -- The estimated fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                  NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                  AMOUNT      VALUE    FAIR VALUE
-----------------                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $122,229    $122,229
  Equity securities.............................             $  2,298    $  2,298
  Trading securities............................             $    277    $    277
  Mortgage and consumer loans, net..............             $ 42,105    $ 41,110
  Policy loans..................................             $  7,881    $  9,675
  Real estate joint ventures (1)................             $     67    $     75
  Other limited partnership interests (1).......             $  1,697    $  2,008
  Short-term investments........................             $  7,598    $  7,598
  Other invested assets: (1)
     Derivative assets..........................   $71,514   $  6,646    $  6,646
     Other......................................             $    875    $    691
  Cash and cash equivalents.....................             $ 10,279    $ 10,279
  Accrued investment income.....................             $  2,079    $  2,079
  Premiums and other receivables (1)............             $ 17,856    $ 18,088
  Separate account assets.......................             $ 72,259    $ 72,259
  Net embedded derivatives within asset host
     contracts (2)..............................             $    797    $    797
Liabilities:
  Policyholder account balances (1).............             $ 70,799    $ 66,232
  Short-term debt...............................             $    414    $    414
  Long-term debt (1)............................             $  2,684    $  1,995
  Payables for collateral under securities
     loaned and other transactions..............             $ 18,649    $ 18,649
  Other liabilities: (1)
     Derivative liabilities.....................   $35,219   $  2,521    $  2,521
     Trading liabilities........................             $     57    $     57
     Other......................................             $ 16,163    $ 16,163
  Separate account liabilities (1)..............             $ 26,214    $ 26,214
  Net embedded derivatives within liability host
     contracts (2)..............................             $   (988)   $   (988)
Commitments: (3)
  Mortgage loan commitments.....................   $ 2,191   $     --    $   (114)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented on the consolidated balance sheet because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions omitted from the table above are not considered financial instruments.

   (2) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also include embedded derivatives of ($72) million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The assumptions and inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage and Consumer Loans -- The Company originates mortgage and consumer loans principally for investment purposes. These loans are primarily carried at amortized cost within the consolidated financial statements. The fair value for mortgage and consumer loans is primarily determined by estimating expected future cash flows and discounting those using current interest rates for similar loans with similar credit risk. Certain mortgage and consumer loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Other limited partnerships and real estate joint ventures included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheet represents investments in real estate or real estate joint ventures and other limited partnerships accounted for using the equity method, which do not satisfy the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheet. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at fair value in the consolidated balance sheet in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheet is principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, investments in tax credit partnerships, joint venture investments, loans to affiliates and funds withheld at interest. Leveraged leases, investments in tax credit partnerships and joint venture investments, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     For funds withheld at interest, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     The estimated fair value of loans to affiliates is determined by discounting expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     Cash and Cash Equivalents -- Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheet is principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables, and embedded derivatives related to the ceded reinsurance of certain variable annuity riders.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over very short periods such that the estimated fair values approximate their carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity riders are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     Other Assets -- Other assets in the consolidated balance sheet is principally comprised of prepaid expenses, amounts held under corporate owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheet in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported net assets values provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager and are reviewed by management to determine whether such values require adjustment to represent exit value. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity riders accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


caption in the table above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheet represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include guaranteed interest contracts, certain funding arrangements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit determined using market standard swap valuation models and observable market inputs that take into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheet as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheet is principally comprised of funds withheld at interest related to certain ceded reinsurance; embedded derivatives within these funds withheld at interest related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; interest and dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the respectively labeled section which follows.

     The fair value of the embedded derivatives within funds withheld at interest related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the respectively labeled section which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheet represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding arrangements related to institutional group life contracts; and certain contracts that provide for benefit funding under institutional retirement & savings products.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheet at an equivalent summary total of the separate account assets as prescribed by SOP 03-1. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements. Credit risk is monitored and consideration of any potential credit adjustment is based on a net exposure by counterparty. This is due to the existence of netting agreements and collateral arrangements which effectively serve to mitigate risk. The Company values its derivative positions using the standard swap curve which includes a credit risk adjustment. This credit risk adjustment is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The need for such additional credit risk adjustments is monitored by the Company. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity riders, certain affiliated ceded reinsurance contracts related to such variable annuity riders, certain guaranteed interest contracts with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value adjusted through net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMWB, GMAB and certain GMIB riders are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable risk free rates. Effective January 1, 2008, upon adoption of SFAS 157, the valuation of these riders now includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the riders that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB riders described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company.

     In addition to ceding risks associated with riders that are accounted for as embedded derivatives, the Company also cedes to an affiliated reinsurance company certain directly written GMIB riders that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the riders directly written by the Company. Because the direct rider is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct rider.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain guaranteed interest contracts is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their guaranteed interest contract host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded derivatives within funds withheld at interest liabilities related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The accounting for embedded derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. If interpretations change, there is a risk that features previously not bifurcated may require bifurcation and reporting at estimated fair value in the consolidated financial statements and respective changes in estimated fair value could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans, and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The fair value of assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2008
                                           ------------------------------------------------------------------
                                              FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                           -----------------------------------------------------
                                            QUOTED PRICES IN
                                           ACTIVE MARKETS FOR                        SIGNIFICANT
                                            IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE      TOTAL
                                             AND LIABILITIES    OBSERVABLE INPUTS      INPUTS       ESTIMATED
                                                (LEVEL 1)           (LEVEL 2)         (LEVEL 3)    FAIR VALUE
                                           ------------------   -----------------   ------------   ----------
                                                                      (IN MILLIONS)
ASSETS
  Fixed maturity securities:
  U.S. corporate securities..............        $    --             $ 38,663          $ 5,089      $ 43,752
  Residential mortgage-backed
     securities..........................             --               22,680              373        23,053
  Foreign corporate securities...........             --               16,857            3,367        20,224
  U.S. Treasury/agency securities........          7,427                8,461               48        15,936
  Commercial mortgage-backed securities..             --                8,939              138         9,077
  Asset-backed securities................             --                4,824            1,487         6,311
  Foreign government securities..........             --                2,573              202         2,775
  State and political subdivision
     securities..........................             --                1,025               76         1,101
                                                 -------             --------          -------      --------
     Total fixed maturity securities.....          7,427              104,022           10,780       122,229
                                                 -------             --------          -------      --------
Equity securities:
  Common stock...........................            238                  994               59         1,291
  Non-redeemable preferred stock.........             --                   89              918         1,007
                                                 -------             --------          -------      --------
     Total equity securities.............            238                1,083              977         2,298
                                                 -------             --------          -------      --------
  Trading securities.....................             --                  161              116           277
  Short-term investments (1).............          6,812                  695               75         7,582
  Derivative assets (2)..................              2                6,505              139         6,646
  Net embedded derivatives within asset
     host contracts (3)..................             --                   --              797           797
  Separate account assets (4)............         39,767               31,006            1,486        72,259
                                                 -------             --------          -------      --------
     Total assets........................        $54,246             $143,472          $14,370      $212,088
                                                 =======             ========          =======      ========
LIABILITIES
  Derivative liabilities (2).............        $    58             $  2,305          $   158      $  2,521
  Net embedded derivatives within
     liability host contracts (3)........             --                  (83)            (905)         (988)
  Trading liabilities (5)................             57                   --               --            57
                                                 -------             --------          -------      --------
     Total liabilities...................        $   115             $  2,222          $  (747)     $  1,590
                                                 =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheet because certain short-term investments are not measured at estimated fair value (e.g., time deposits, money market funds, etc.).

   (2) Derivative assets are presented within other invested assets and derivatives liabilities are presented within other liabilities. The amounts are presented gross in the table above to reflect the presentation in the consolidated balance sheet, but are presented net for purposes of the rollforward in the following tables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. Equity securities also includes embedded derivatives of ($72) million.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets as prescribed by SOP 03-1.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities, exchange-traded common stock and certain short-term money market securities. As it relates to derivatives, this level includes financial futures including exchange-traded equity and interest rate futures. Separate account assets classified within this level principally include mutual funds. Also included are assets held within separate accounts which are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. These fixed maturity securities include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, foreign government securities and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of non-redeemable preferred stock and certain equity securities where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain guaranteed interest contracts.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including:
             U.S. and foreign corporate securities -- including below investment grade private placements; residential mortgage-backed securities; commercial mortgage-backed securities; asset backed securities -- including all of those supported by sub-prime mortgage loans; foreign government; U.S. Treasury and agency; and state and political subdivision securities. Equity securities classified as Level 3 securities consist principally of common stock of privately held companies and non-redeemable preferred stock where there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives this category includes: financial forwards including swap spread locks with maturities which extend beyond

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


             observable periods; equity variance swaps with unobservable volatility inputs or that are priced via independent broker quotations; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotes; equity options with unobservable volatility inputs; and interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans, and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity riders as well as those on the cession of the risks associated with those riders to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for year ended December 31, 2008 is as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          ---------------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:
                                                              -----------------------------    PURCHASES,
                            BALANCE,     IMPACT OF   BALANCE,                     OTHER          SALES,       TRANSFER IN  BALANCE,
                          DECEMBER 31,   SFAS 157   BEGINNING                 COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    END OF
                              2007     ADOPTION (1) OF PERIOD EARNINGS (2, 3) INCOME (LOSS) SETTLEMENTS (4) OF LEVEL 3 (5)  PERIOD
                          ------------ ------------ --------- --------------- ------------- --------------- -------------- --------
                                                                        (IN MILLIONS)
Fixed maturity
  securities.............    $15,066        $--      $15,066       $ (674)       $(3,763)        $(530)          $681       $10,780
Equity securities........      1,527         --        1,527         (128)          (346)          (54)           (22)          977
Trading securities.......        174         --          174          (26)            --           (32)            --           116
Short-term investments...        149         --          149           (2)            --           (72)            --            75
Net derivatives (6)......        134         (1)         133          (60)            --           (92)            --           (19)
Separate account assets
  (7)....................      1,170         --        1,170          (86)            --           (22)           424         1,486
Net embedded derivatives
  (8)....................         25         30           55        1,631             --            16             --         1,702


--------

   (1) Impact of SFAS 157 adoption represents the amount recognized in earnings as a change in estimate upon the adoption of SFAS 157 associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of adoption of SFAS 157 on RGA -- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, results in a total net impact of adoption of SFAS 157 of $13 million as described in Note 1.

   (2) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains/losses. Impairments are included within net investment gains (losses) which is reported within the earnings caption of total gains/losses. Lapses associated with embedded derivatives are included with the earnings caption of total gains/losses.

   (3) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (4) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (5) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in (out) of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (6) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (7) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (9) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

     The table below summarizes both realized and unrealized gains and losses for the year ended December 31, 2008 due to changes in fair value recorded in earnings for Level 3 assets and liabilities:

                                                        TOTAL GAINS AND LOSSES
                                                 ------------------------------------
                                                           CLASSIFICATION OF
                                                  REALIZED/UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN EARNINGS
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  9          $ (683)      $ (674)
Equity securities..............................       --            (128)        (128)
Trading securities.............................      (26)             --          (26)
Short-term investments.........................        1              (3)          (2)
Net derivatives................................       --             (60)         (60)
Net embedded derivatives.......................       --           1,631        1,631


     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the year ended December 31, 2008 for Level 3 assets and liabilities that are still held at December 31, 2008.

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                       HELD AT DECEMBER 31, 2008
                                                 ------------------------------------
                                                     NET            NET
                                                 INVESTMENT     INVESTMENT
                                                   INCOME     GAINS (LOSSES)    TOTAL
                                                 ----------   --------------   ------
                                                             (IN MILLIONS)
Fixed maturity securities......................     $  5          $ (466)      $ (461)
Equity securities..............................       --            (114)        (114)
Trading securities.............................      (18)             --          (18)
Net derivatives................................       --             (93)         (93)
Net embedded derivatives.......................       --           1,632        1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     At December 31, 2008, the Company held $204 million in mortgage loans which are carried at estimated fair value based on independent broker quotations or, if the loans were in foreclosure or are otherwise determined to be collateral dependent, on the value of the underlying collateral of which $188 million was related to impaired mortgage loans held-for-investment and $16 million to certain mortgage loans held-for-sale. These impaired

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


mortgage loans were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such impaired mortgage loans are net impairments of $56 million for the year ended December 31, 2008.

     At December 31, 2008, the Company held $131 million in cost basis other limited partnership interests which were impaired during the year ended December 31, 2008 based on the underlying limited partnership financial statements. These other limited partnership interests were recorded at estimated fair value and represent a nonrecurring fair value measurement. The estimated fair value was categorized as Level 3. Included within net investment gains (losses) for such other limited partnerships are impairments of $99 million for the year ended December 31, 2008.

20.  RELATED PARTY TRANSACTIONS

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.2 billion, $2.0 billion and $1.9 billion, included in other expenses, for services performed under the service agreement for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements were $667 million, $574 million and $34 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct their activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements were $815 million, $791 million and $657 million for the years ended December 31, 2008, 2007 and 2006, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues was $17 million for both years ended December 31, 2008 and 2007. There was no revenue received from affiliates related to these agreements for the year ended December 31, 2006. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees was $16 million, $16 million and $17 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company had net payables to affiliates of $229 million and $116 million at December 31, 2008 and 2007, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
8. See Notes 3, 7 and 10 for discussion of additional related party transactions.

                                     PART II

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

       Metropolitan Life Separate Account E
          Independent Registered Public Accounting Firm's Report

       Financial Statements for the Years Ended December 31, 2008 and 2007
               Statements of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements

       Metropolitan Life Insurance Company
          Independent Registered Public Accounting Firm's Report

       Financial Statements for the Years Ended December 31, 2008, 2007, and
          2006
               Consolidated Balance Sheets
               Consolidated Statements of Income
               Consolidated Statements of Cash Flow
               Consolidated Statements of Equity
               Notes to Consolidated Financial Statements

  (b) EXHIBITS

 (1)                Resolution of the Board of Directors of Metropolitan Life establishing
                --  Separate Account E.(1)
 (2)            --  Not applicable.
 (3)  (a)       --  Not applicable.
      (b)       --  Form of Metropolitan Life Insurance Company Selling Agreement.(11)
                    Form of Retail Sales Agreement (MLIDC Retail Sales Agreement 7-1-05)
      (b)(i)    --  (LTC)(14)
      (c)       --  Participation Agreement with the New England Zenith Fund.(3)
      (d)       --  Participation Agreement with the Met Investors Series Trust.(7)
      (e)           Participation Agreement with Metropolitan Series Fund.(17)
      (e)       --  Participation Agreement with American Funds Insurance Series.(6)
 (4)  (a)       --  Form of Deferred Annuity Contract.(5)
      (a)(i)    --  Form of Unallocated Deferred Annuity Contract, Form G.3208B.(9)
      (b)       --  Form of Multifunded Annuity Certificate, Form G.4333-25(MAB).(4)
      (b)(i)    --  Individual Retirement Annuity Endorsement, Form G.20247-581.(4)
         (ii)   --  Roth IRA Endorsement, Form G.20247-582.(4)
                    Withdrawal Option and Minimum Distribution Requirements Endorsement, Form
      (c)       --  G.20247-585.(2)

      (d)       --  Death Benefit Endorsement, Form G.20247-590.(9)
      (e)       --  Non-Qualified Group Annuity Endorsement Form ML-NQ (11/04)-G.(15)
                    Designated Beneficiary Non-Qualified Annuity Endorsement Form ML-NQ-1
      (e)(i)    --  (11/05)-I.(16)
      (f)       --  Non-Qualified Annuity Endorsement, Form ML-NQ (11/04)-I.(16)
      (g)       --  Non-Qualified Group Annuity Tax Endorsement Form RS TXEN-NQ (9/07).(12)
 (5)  (a)       --  Application Form for the Deferred Annuity Form G.20384.(15)
 (5)  (a)(i)    --  Met Life Asset Builder((R)) Non-Qualified & IRA Application.(18)
      (b)       --  Allocator(SM) Investment Strategy (MABAllocator (0606).(18)
      (c)       --  Partial Withdrawal Form (MABPARTIALWD (0406).(18)
      (d)       --  An Easy Way to Add Money (MABADDMONEY (0506).(18)
 (6)  (a)       --  Amended and Restated Charter of Metropolitan Life.(7)
      (b)       --  Amended and Restated By-Laws of Metropolitan Life.(13)
 (7)            --  Not applicable.
 (8)            --  Not applicable.
 (9)                Opinion and consent of counsel as to the legality of the securities being
                --  registered.(8)
(10)            --  Consent of Independent Registered Public Accounting Firm.(12)
(11)            --  Not applicable.
(12)            --  Not applicable.
(13)  (a)       --  Powers of Attorney.(12)



--------
 1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.
 2. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 15, 2002.
 3. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.
 4.  Filed with this Registration Statement on September 13, 2001.
 5. Filed with Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on December 21, 2000. As incorporated herein by reference.
 6. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.
 7. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.
 8. Filed with Pre-Effective Amendment No. 1 to this Registration Statement on December 6, 2001.
 9. Filed with Post-Effective Amendment No. 2 to this Registration Statement on January 31, 2003.
10. Filed with Post-Effective Amendment No. 3 to this Registration Statement on April 11, 2003.
11. Filed with Post-Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003. As incorporated herein by reference.
12. Filed herewith. Powers of Attorney for James L. Lipscomb, C. Robert Henrikson, Burton A. Dole, Jr., Cheryl W. Grise, R. Glenn Hubbard, John M. Keane, James M. Kilts, Sylvia Mathews Burwell, Hugh B. Price, David Satcher, Kenton J. Sicchitano, William C. Steere, William J. Wheeler and James J. Prochaska, Jr.
13. Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.
14. Filed with Post-Effective Amendment No. 13 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006.
15. Filed with Post-Effective Amendment No. 7 to this Registration Statement on Form N-4 on April 12, 2005.
16. Filed with Post-Effective Amendment No. 8 to this Registration Statement on Form N-4 on April 26, 2006.
17. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.
18. Filed with Post-Effective Amendment No. 9 to this Registration Statement on Form N-4 on April 17, 2007.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS          POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------------------          -----------------------------------
C. Robert Henrikson.............................  Chairman of the Board, President and
MetLife, Inc and Metropolitan Life Insurance      Chief Executive Officer
Company
Chairman of the Board,
President and Chief Executive Officer
200 Park Avenue
New York, NY 10166
Sylvia Mathews Burwell..........................  Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1432 Elliott Avenue W
Seattle, WA 98102
Eduardo Castro-Wright...........................  Director
President and Chief Executive Officer
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AR 72716
Burton A. Dole, Jr. ............................  Director
Retired Chairman, Dole/Neal LLC
Pauma Valley Country Club
15835 Pauma Valley Drive
Pauma Valley, CA 92061
Cheryl W. Grise.................................  Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117
R. Glenn Hubbard................................  Director
Dean and Russell L. Carson Professor of Finance
and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902
John M. Keane...................................  Director
Co-Founder and Senior Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006
James M. Kilts..................................  Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580
Hugh B. Price...................................  Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036
David Satcher...................................  Director
Director of Satcher Health Leadership Institute
and Center of Excellence on Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS          POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------------------          -----------------------------------
Kenton J. Sicchitano............................  Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760
William C. Steere, Jr. .........................  Director
Retired Chairman of the Board and Chief
Executive Officer
Pfizer, Inc.
235 East 42nd Street, 22nd Floor
New York, NY 10017
Lulu C. Wang....................................  Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017


     Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166.

               NAME                                  POSITION WITH METLIFE
               ----                                  ---------------------
C. Robert Henrikson...............   Chairman of the Board, President and Chief Executive
                                     Officer
Gwenn L. Carr.....................   Senior Vice President and Secretary
Steven A. Kandarian...............   Executive Vice President and Chief Investment Officer
James L. Lipscomb.................   Executive Vice President and General Counsel
Maria R. Morris...................   Executive Vice President, Technology and Operations
William J. Mullaney...............   President, Institutional Business
Joseph J. Prochaska, Jr. .........   Executive Vice President and Chief Accounting Officer
William J. Toppeta................   President, International Business
Lisa M. Weber.....................   President, Individual Business
William J. Wheeler................   Executive Vice President and Chief Financial Officer


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2008

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2008. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.


            c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

            f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and .01% is owned by MetLife Mexico S.A.

      2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99924% is owned by MetLife International Holdings, Inc. and 0.00076% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc.
            and 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Australia)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by MetLife Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by MetLife Seguros de Retiro SA.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)


            c)    MetLife Limited (Hong Kong)


U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  i) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            b) Mezzanine Investment Limited Partnership-LG (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      18.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      19.   Bond Trust Account A (MA)

      20.   MetLife Investments Asia Limited (Hong Kong).

      21. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      22. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  i)   GenAmerica Management Corporation (MO)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEX DF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      40.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      41.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      42.   MLIC Asset Holdings, LLC (DE)

      43.   85 Brood Street LLC (CT)

      44.   The Building at 575 LLC (DE)


V.    MetLife Capital Trust III (DE)

W.    MetLife Capital Trust IV (DE)


X.    MetLife Insurance Company of Connecticut (CT)

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Investments Highland Park, LLC (DE)

      5.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      6.    MetLife Canadian Property Ventures LLC (NY)

      7.    Euro TI Investments LLC (DE)

      8.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      9. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      10.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      11.   TIC European Real Estate LP, LLC (DE)

      12.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      13.   Travelers International Investments Ltd. (Cayman Islands)

      14.   Euro TL Investments LLC (DE)

      15.   Corrigan TLP LLC (DE)

      16.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      17. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      18.   Tribeca Distressed Securities, L.L.C. (DE)

      19.   MetLife Investors USA Insurance Comapny (DE)


Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


CC.   SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

DD.   MetLife Capital Trust X (DE)

EE.   Cova Life Management Company (DE)

FF.   MetLife Reinsurance Company of Charleston (SC)

GG.   Federal Flood Certification Corp (TX)

HH.   MetLife Planos Odontologicos Ltda. (Brazil)

II.   Metropolitan Realty Management, Inc. (DE)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

3) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT
----
VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTOWNERS.

     As of February 28, 2009: Non-Qualified 232
                              Qualified 854

ITEM 28.  INDEMNIFICATION

     UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' liability policy with a limit of $300 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the Directors' and Officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

     MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance
Metropolitan Life Variable Annuity Separate Account I
Metropolitan Life Variable Annuity Separate Account II
Met Investors Series Trust
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Annuity Account Five
MetLife Investors Variable Life Account One
MetLife Investors Variable Life Account Five
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account 26
Security Equity Separate Account 27
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund, Inc.

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

NAME AND PRINCIPAL            POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH UNDERWRITER
---------------------------   -------------------------------------------------------------------
Michael K. Farrell.........   Director
10 Park Avenue, 1(st) Floor
Morristown, NJ 07962

Craig W. Markham...........   Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta.........   Director
1095 Avenue of the Americas
New York, New York 10036

Paul A. Sylvester..........   President, National Sales Manager-Annuities & LTC
10 Park Avenue
Morristown, NJ 07962

Elizabeth M. Forget........   Executive Vice President, Investment Fund Management & Marketing
1095 Avenue of the Americas
New York, New York 10036

Paul A. LaPiana............   Executive Vice President, National Sales Manager-Life
5 Park Plaza
Suite 1900
Irvine, CA 92614

Richard C. Pearson.........   Executive Vice President, General Counsel and Secretary
5 Park Plaza
Suite 1900
Irvine, CA 92614

Andrew Aiello..............   Senior Vice President, Channel Head-National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614

Jeffrey A. Barker..........   Senior Vice President, Channel Head-Independent Accounts
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Douglas P. Rodgers.........   Senior Vice President, Channel Head-LTC
10 Park Avenue
Morristown, NJ 07962

John C. Kennedy............   Senior Vice President, Channel Head-Wirehouse
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Curtis Wohlers.............   Senior Vice President, Channel Head-Planners
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Jay S. Kaduson.............   Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Eric T. Steigerwalt........   Treasurer
1095 Avenue of the Americas
New York, New York 10036


NAME AND PRINCIPAL            POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH UNDERWRITER
---------------------------   -------------------------------------------------------------------
Peter Gruppuso.............   Vice President, Chief Financial Officer
485-E US Highway 1 South
Iselin, NJ 08830

Debora L. Buffington.......   Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo..............   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Deron J. Richens...........   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant...........   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros...........   Vice President
1095 Avenue of the Americas
New York, New York 10036



     (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                                                   (2)
                    (1)                     NET UNDERWRITING         (3)             (4)            (5)
             NAME OF PRINCIPAL                DISCOUNTS AND    COMPENSATION ON    BROKERAGE        OTHER
                UNDERWRITER                    COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
             -----------------              ----------------   ---------------   -----------   ------------
MetLife Investors Distribution Company        $144,689,685            $0              $0            $0





ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
200 Park Avenue
New York, N.Y. 10166

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 17TH DAY OF APRIL 2009.
                                          METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                      (Registrant)

                                         by: METROPOLITAN LIFE INSURANCE COMPANY
                                                       (Depositor)

                                        by:       /s/ PAUL G. CELLUPICA
                                            -----------------------------------
                                                      Paul G. Cellupica
                                                 Chief Counsel - Securities
                                              Regulation and Corporate Services

                                           Metropolitan Life Insurance Company
                                                       (Depositor)

                                        by:       /s/ PAUL G. CELLUPICA
                                            -----------------------------------
                                                      Paul G. Cellupica
                                                 Chief Counsel - Securities
                                              Regulation and Corporate Services

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


SIGNATURE                                      TITLE                    DATE
---------                                      -----                    ----
                *                 President, Chief Executive
                                  Officer and Chairman of
--------------------------------  the Board
        C. Robert Henrikson

                *                 Senior Vice President, and
--------------------------------  Chief Accounting Officer
       Joseph J. Prochaska

                *                 Executive Vice President and
--------------------------------  Chief Financial Officer
       William J. Wheeler

                *                 Director
--------------------------------
     Sylvia Mathews Burwell

                *                 Director
--------------------------------
      Eduardo Castro-Wright

                *                 Director
--------------------------------
       Burton A. Dole, Jr.

                *                 Director
--------------------------------
         Cheryl W. Grise

                *                 Director
--------------------------------
        R. Glenn Hubbard

                *                 Director
--------------------------------
          John M. Keane

                *                 Director
--------------------------------
         James M. Kilts

                *                 Director
--------------------------------
          Hugh B. Price

                *                 Director
--------------------------------
          David Satcher

                *                 Director
--------------------------------
      Kenton J. Sicchitano

                *                 Director
--------------------------------
     William C. Steere, Jr.

                *                 Director
--------------------------------
          Lulu C. Wang

 By:  /s/ MYRA L. SAUL, ESQ.                                       April 17, 2009
     ---------------------------
         Myra L. Saul, Esq.
          Attorney-in-Fact